UNDERWRITERS' STATEMENT
                             COMPUTATIONAL MATERIALS

                 FIRST UNION NATIONAL BANK- CHASE MANHATTAN BANK
                           COMMERCIAL MORTGAGE TRUST-
                  COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES
                                 SERIES 1999-C2
________________________________________________________________________________
The attached tables and statistical analysis (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by First Union Capital Markets Corp. and Chase Securities Inc. (collectively, the "Underwriter") and not by the issuer of the certificates identified above (the "Offered Certificates") or any other party. The issuer of the Offered Certificates has not prepared or taken part in the preparation of these materials. None of the Underwriters, the issuer of the Offered Certificates, or any other party makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated herein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials reflect future performance. These Computational Materials should not be construed as either a prediction or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment and other assumptions and actual experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the Offered Certificates may differ from those shown in the Computational Materials due to difference between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the Offered Certificates has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Offered
Certificates has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Offered Certificates in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered Certificates for definitive terms of the Offered Certificates and the collateral.

Please be advised that mortgage-backed and/or asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in these Offered Certificates.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.






    CONTROL
     NUMBER PROPERTY NAME                                            ADDRESS                            CITY
---------------------------------------------------------------------------------------------------------------------------
          1 Sheraton Suites Portfolio                                Various                            Various
---------------------------------------------------------------------------------------------------------------------------
          4 Wynfrey Hotel at Riverchase Galleria                     1000 Riverchase Galleria           Hoover
         11 Alexis Hotel                                             1007 First Avenue                  Seattle
         20 Sheraton Hotel - Charleston, SC                          170 Lockwood Drive                 Charleston
         39 Hampton Inn Maingate                                     3104 Parkway Blvd.                 Kissimmee
         54 Motel 6 1115 Raleigh                                     1401 Buck Jones Road               Raleigh
---------------------------------------------------------------------------------------------------------------------------
         56 Residence Inn - Tampa                                    13420 Telecom Parkway              Tampa
         57 Comfort Suites - Gastonia                                1874 Remount Road                  Gastonia
         63 Residence Inn - Sarasota                                 1040 University Parkway            Sarasota
         74 Comfort Inn Alexandria                                   6254 Duke Street                   Alexandria
         76 Residence Inn/Knoxville                                  215 Langley Place                  Knoxville
---------------------------------------------------------------------------------------------------------------------------
         87 Motel 6 1129 Hilton Head                                 830 William Hilton Parkway         Hilton Head
         89 Days Inn - Alexandria                                    110 S. Bragg Street                Alexandria
         95 Motel 6 1081 Little Rock (W)                             10524 W. Markham Street            Little Rock
        101 Ramada Plaza West                                        435 Smokey Park Highway            Asheville
        109 Motel 6 740 Reno Sparks                                  2405 Victorian Avenue              Sparks
---------------------------------------------------------------------------------------------------------------------------
        111 Motel 6 608 Mobile                                       5488 Inn Road                      Mobile
        123 Days Inn Fredericksburg South                            5316 Jefferson Davis Highway       Fredericksburg
        126 Best Western Governors Inn                               9826 Midlothian Tnpk               Richmond
        130 Fairfield Inn - Mobile                                   950 A South Beltline Highway       Mobile
        142 Days Inn Shreveport                                      4935 W. Monkhouse Drive            Shreveport
---------------------------------------------------------------------------------------------------------------------------
        150 Days Inn - Charlotte                                     1408 West Sugar Creek Road         Charlotte
        171 Super 8 Motel                                            8 Croswell Road                    Asheville
        182 Days Inn Mt.Sterling                                     705 Maysville Road                 Mount Sterling
        218 Motel 6 202 Lumberton                                    2361 Lackey Road                   Lumberton


(Table continued)



    CONTROL                                                    CROSS-COLLATERALIZED AND CONTROL
     NUMBER           STATE                   ZIP CODE              CROSS-DEFAULTED GROUPS
-----------------------------------------------------------------------------------------------
          1         Multiple                   Various
-----------------------------------------------------------------------------------------------
          4            AL                       35244
         11            WA                       98104
         20            SC                       29403
         39            FL                       34747
         54            NC                       27606
------------------------------------------------------------------------------------------
         56            FL                       33617
         57            NC                       28054
         63            FL                       34234
         74            VA                       22312                      BMI
         76            TN                       37922
------------------------------------------------------------------------------------------
         87            SC                       29928
         89            VA                       22312                      BMI
         95            AR                       72205
        101            NC                       28806
        109            NV                       89431
------------------------------------------------------------------------------------------
        111            AL                       36619
        123            VA                       22312                      BMI
        126            VA                       23235
        130            AL                       36609
        142            LA                       71109                      BMI
------------------------------------------------------------------------------------------
        150            NC                       28213                      BMI
        171            NC                       28806
        182            KY                       40353                      BMI
        218            NC                       28358


(Table continued)



                                                                                    CUMULATIVE % OF
    CONTROL                        CUT-OFF DATE BALANCE        % OF AGGREGATE     AGGREGATE CUT-OFF
     NUMBER  ORIGINAL BALANCE ($)                   ($)  CUT-OFF DATE BALANCE          DATE BALANCE   MORTGAGE RATE (%)
--------------------------------------------------------------------------------------------------------------------------
          1            50,850,000            50,443,313                 4.27%                 4.27%        6.7500%
--------------------------------------------------------------------------------------------------------------------------
          4            25,600,000            25,263,571                 2.14%                12.10%        7.4000%
         11            18,944,554            18,779,010                 1.59%                24.44%        7.2130%
         20            13,000,000            12,939,276                 1.10%                35.70%        8.5000%
         39             8,175,000             8,115,184                 0.69%                51.87%        7.0000%
         54             6,509,982             6,235,064                 0.53%                60.60%        7.2350%
--------------------------------------------------------------------------------------------------------------------------
         56             6,068,000             6,010,240                 0.51%                61.64%        7.1000%
         57             5,800,000             5,725,887                 0.48%                62.12%        7.6250%
         63             5,441,000             5,389,208                 0.46%                64.94%        7.1000%
         74             5,127,000             5,019,952                 0.42%                69.75%        7.3750%
         76             4,988,000             4,940,520                 0.42%                70.59%        7.1000%
--------------------------------------------------------------------------------------------------------------------------
         87             4,418,896             4,232,286                 0.36%                74.71%        7.2350%
         89             4,200,000             4,112,307                 0.35%                75.41%        7.3750%
         95             4,221,624             4,043,344                 0.34%                77.49%        7.2350%
        101             3,675,000             3,599,706                 0.30%                79.38%        7.8100%
        109             3,304,309             3,164,767                 0.27%                81.66%        7.2350%
--------------------------------------------------------------------------------------------------------------------------
        111             3,215,536             3,079,744                 0.26%                82.19%        7.2350%
        123             2,762,000             2,704,332                 0.23%                85.12%        7.3750%
        126             2,700,000             2,668,497                 0.23%                85.80%        6.8750%
        130             2,625,000             2,600,013                 0.22%                86.69%        7.1000%
        142             2,511,000             2,458,572                 0.21%                89.26%        7.3750%
--------------------------------------------------------------------------------------------------------------------------
        150             2,310,000             2,261,769                 0.19%                90.86%        7.3750%
        171             1,800,000             1,767,561                 0.15%                94.39%        8.1500%
        182             1,540,000             1,507,846                 0.13%                95.90%        7.3750%
        218             1,084,997             1,039,177                 0.09%                99.72%        7.2350%



(Table continued)



    CONTROL   ADMINISTRATIVE COST   INTEREST ACCRUAL                           ORIGINAL INTEREST
     NUMBER              RATE (%)        METHOD         AMORTIZATION TYPE (1)  ONLY PERIOD (MOS.)
----------------------------------------------------------------------------------------------------
          1              0.05225%      Actual/360        Amortizing Balloon
----------------------------------------------------------------------------------------------------
          4              0.08725%        30/360          Amortizing Balloon
         11              0.08725%      Actual/360        Amortizing Balloon
         20              0.06225%      Actual/360        Amortizing Balloon
         39              0.08725%      Actual/360        Amortizing Balloon
         54              0.19725%        30/360          Amortizing Balloon
----------------------------------------------------------------------------------------------------
         56              0.06225%      Actual/360        Amortizing Balloon
         57              0.06225%      Actual/360        Amortizing Balloon
         63              0.06225%      Actual/360        Amortizing Balloon
         74              0.06225%      Actual/360         Fully Amortizing
         76              0.06225%      Actual/360        Amortizing Balloon
----------------------------------------------------------------------------------------------------
         87              0.19725%        30/360          Amortizing Balloon
         89              0.06225%      Actual/360         Fully Amortizing
         95              0.19725%        30/360          Amortizing Balloon
        101              0.06225%      Actual/360        Amortizing Balloon
        109              0.19725%        30/360          Amortizing Balloon
----------------------------------------------------------------------------------------------------
        111              0.19725%        30/360          Amortizing Balloon
        123              0.06225%      Actual/360         Fully Amortizing
        126              0.06225%      Actual/360        Amortizing Balloon
        130              0.06225%      Actual/360        Amortizing Balloon
        142              0.06225%      Actual/360         Fully Amortizing
----------------------------------------------------------------------------------------------------
        150              0.06225%      Actual/360         Fully Amortizing
        171              0.06225%      Actual/360        Amortizing Balloon
        182              0.06225%      Actual/360         Fully Amortizing
        218              0.19725%        30/360          Amortizing Balloon


(Table continued)





                REMAINING      ORIGINAL TERM    REMAINING TERM       ORIGINAL         REMAINING
    CONTROL   INTEREST ONLY     TO MATURITY       TO MATURITY      AMORTIZATION     AMORTIZATION
     NUMBER   PERIOD (MOS.)        (MOS.)           (MOS.)         TERM (MOS.)       TERM (MOS.)    ORIGINATION DATE
---------------------------------------------------------------------------------------------------------------------
          1                         120               114              300               294            10/19/98
---------------------------------------------------------------------------------------------------------------------
          4                         120               109              300               289            05/21/98
         11                         117               110              300               293            10/08/98
         20                         120               115              300               295            11/03/98
         39                         120               114              300               294            10/15/98
         54                         216               205              270               259            05/29/98
---------------------------------------------------------------------------------------------------------------------
         56                         120               112              300               292            08/31/98
         57                         121               109              300               288            04/23/98
         63                         120               112              300               292            08/31/98
         74                         264               250              264               250            02/04/98
         76                         120               112              300               292            08/31/98
---------------------------------------------------------------------------------------------------------------------
         87                         216               205              270               259            05/29/98
         89                         264               250              264               250            02/04/98
         95                         216               205              270               259            05/29/98
        101                         120               108              240               228            04/08/98
        109                         216               205              270               259            05/29/98
---------------------------------------------------------------------------------------------------------------------
        111                         216               205              270               259            05/29/98
        123                         264               250              264               250            02/04/98
        126                         120               114              240               234            10/21/98
        130                         120               112              300               292            08/31/98
        142                         264               250              264               250            02/04/98
---------------------------------------------------------------------------------------------------------------------
        150                         264               250              264               250            02/04/98
        171                         120               109              240               229            05/19/98
        182                         264               250              264               250            02/04/98
        218                         216               205              270               259            05/29/98


(Table continued)






    CONTROL  MATURITY OR ARD   BALLOON BALANCE      GENERAL          SPECIFIC
     NUMBER       DATE                     ($)  PROPERTY TYPE     PROPERTY TYPE       CTL FLAG
----------------------------------------------------------------------------------------------------
          1     11/10/08            39,940,110    Hospitality      Full Service
----------------------------------------------------------------------------------------------------
          4     06/10/08            20,414,586    Hospitality      Full Service
         11     07/10/08            15,002,725    Hospitality      Full Service
         20     12/01/08            10,869,134    Hospitality      Full Service
         39     11/10/08             6,557,448    Hospitality    Limited Service
         54     06/01/16             2,059,732    Hospitality    Limited Service         CTL
----------------------------------------------------------------------------------------------------
         56     09/01/08             4,869,070    Hospitality    Limited Service
         57     06/01/08             4,718,361    Hospitality    Limited Service
         63     09/01/08             4,365,954    Hospitality    Limited Service
         74     03/01/20               235,760    Hospitality    Limited Service
         76     09/01/08             4,002,459    Hospitality    Limited Service
----------------------------------------------------------------------------------------------------
         87     06/01/16             1,398,121    Hospitality    Limited Service         CTL
         89     03/01/20               193,134    Hospitality    Limited Service
         95     06/01/16             1,335,705    Hospitality    Limited Service         CTL
        101     05/01/08             2,576,175    Hospitality      Full Service
        109     06/01/16             1,045,470    Hospitality    Limited Service         CTL
----------------------------------------------------------------------------------------------------
        111     06/01/16             1,017,383    Hospitality    Limited Service         CTL
        123     03/01/20               127,009    Hospitality    Limited Service
        126     11/01/08             1,829,274    Hospitality      Full Service
        130     09/01/08             2,106,345    Hospitality    Limited Service
        142     03/01/20               115,470    Hospitality    Limited Service
----------------------------------------------------------------------------------------------------
        150     03/01/20               106,224    Hospitality    Limited Service
        171     06/01/08             1,276,426    Hospitality    Limited Service
        182     03/01/20                70,814    Hospitality    Limited Service
        218     06/01/16               343,289    Hospitality    Limited Service         CTL



(Table continued)





    CONTROL                                            ANNUAL DEBT          NET CASH                    APPRAISED VALUE
     NUMBER     PREPAYMENT PROVISIONS                SERVICE ($) (2)         FLOW ($)     DSCR (X)                   ($)
---------------------------------------------------------------------------------------------------------------------
          1     L(2.5),D(7.5)                              4,253,580        6,606,834       1.55              76,200,000
---------------------------------------------------------------------------------------------------------------------
          4     L(3),YM1%(6.75),O(.25)                     2,250,237        3,141,730       1.40              36,500,000
         11     L(2.5),D(6.75),O(.5)                       1,658,334        2,589,661       1.56              29,200,000
         20     L(4),D(5.75),O(.25)                        1,256,154        1,834,951       1.46              22,000,000
         39     L(2.42),D(7.33),O(.25)                       693,350        1,061,816       1.53              10,900,000
         54     L(2),YM(16)                                    Steps          513,033       1.00               6,600,000
---------------------------------------------------------------------------------------------------------------------
         56     L(4),D(5.75),O(.25)                          519,303          785,292       1.51               8,200,000
         57     L(4),D(6.08)                                 520,010          737,048       1.42               7,900,000
         63     L(4),D(5.75),O(.25)                          465,644          658,851       1.41               7,300,000
         74     L(5),D(10),1.5%(6),O(1)                      471,694          824,663       1.75               7,540,000
         76     L(4),D(5.75),O(.25)                          426,876          596,805       1.40               6,775,000
---------------------------------------------------------------------------------------------------------------------
         87     L(2),YM(16)                                    Steps          348,241       1.00               4,480,000
         89     L(5),D(10),1.5%(6),O(1)                      386,409          948,066       2.45               8,920,000
         95     L(2),YM(16)                                    Steps          332,694       1.00               4,280,000
        101     L(4),D(5.75),O(.25)                          363,672          513,286       1.41               5,251,000
        109     L(2),YM(16)                                    Steps          259,075       1.00               3,350,000
---------------------------------------------------------------------------------------------------------------------
        111     L(2),YM(16)                                    Steps          252,408       1.00               3,260,000
        123     L(5),D(10),1.5%(6),O(1)                      254,110          298,817       1.18               2,700,000
        126     L(5),D(4.75),O(.25)                          248,772          408,868       1.64               4,100,000
        130     L(4),D(5.75),O(.25)                          224,649          317,872       1.41               3,600,000
        142     L(5),D(10),1.5%(6),O(1)                      231,017          347,175       1.50               3,790,000
---------------------------------------------------------------------------------------------------------------------
        150     L(5),D(10),1.5%(6),O(1)                      212,525          267,273       1.26               2,900,000
        171     L(4),D(6)                                    182,693          255,502       1.40               2,600,000
        182     L(5),D(10),1.5%(6),O(1)                      141,683          211,468       1.49               2,300,000
        218     L(2),YM(16)                                    Steps           85,506       1.00               1,100,000



(Table continued)





                                                      UNDERWRITTEN
                                          SCHEDULED    HOSPITALITY
                                          MATURITY       AVERAGE
    CONTROL   APPRAISAL    CUTOFF DATE  DATE LTV (%)   DAILY RATE                         YEAR             NO. OF
     NUMBER     DATE         LTV (%)         (3)         ($) (5)       YEAR BUILT       RENOVATED         (UNITS) UNIT OF MEASURE
-----------------------------------------------------------------------------------------------------------------------------------
          1   09/01/98        66.2%         52.4%        117.44           1990                                732      Rooms
-----------------------------------------------------------------------------------------------------------------------------------
          4   01/01/98        69.2%         55.9%        113.44           1986            1997                329      Rooms
         11   03/01/98        64.3%         51.4%        174.02           1901            1996                109      Rooms
         20   08/25/98        58.8%         49.4%         75.00           1980            1998                333      Rooms
         39   06/11/98        74.5%         60.2%         61.83           1990                                164      Rooms
         54   03/24/98        94.5%         31.2%                         1971                             54,293     Sq. Ft.
-----------------------------------------------------------------------------------------------------------------------------------
         56   06/11/98        73.3%         59.4%         95.00           1997                                 78      Rooms
         57   02/19/98        72.5%         59.7%         72.50           1996                                109      Rooms
         63   06/12/98        73.8%         59.8%         87.75           1997                                 78      Rooms
         74   01/14/99        66.6%         3.1%          58.28           1986                                148      Rooms
         76   06/24/98        72.9%         59.1%         83.00           1997                                 78      Rooms
-----------------------------------------------------------------------------------------------------------------------------------
         87   03/20/98        94.5%         31.2%                         1987                             37,775     Sq. Ft.
         89   01/14/99        46.1%         2.2%          44.95           1979            1997                200      Rooms
         95   03/31/98        94.5%         31.2%                         1984            1997             47,507     Sq. Ft.
        101   06/01/97        68.6%         49.1%         53.70           1982                                156      Rooms
        109   03/31/98        94.5%         31.2%                         1982                             27,946     Sq. Ft.
-----------------------------------------------------------------------------------------------------------------------------------
        111   03/22/98        94.5%         31.2%                         1985                             27,135     Sq. Ft.
        123   01/14/99       100.2%         4.7%          31.89        1966; 1973         1998                156      Rooms
        126   06/16/98        65.1%         44.6%         53.80        1984; 1986                              80      Rooms
        130   05/20/98        72.2%         58.5%         55.00           1996                                 80      Rooms
        142   01/07/99        64.9%         3.0%          37.78           1974            1998                148      Rooms
-----------------------------------------------------------------------------------------------------------------------------------
        150   01/22/99        78.0%         3.7%          36.98           1974            1996                151      Rooms
        171   10/22/97        68.0%         49.1%         43.15           1985            1996                 62      Rooms
        182   01/05/99        65.6%         3.1%          35.50           1974            1995                 94      Rooms
        218   03/24/98        94.5%         31.2%                         1974                             22,472     Sq. Ft.



(Table continued)




                                                                                                   UNDERWRITING
    CONTROL  ORIGINAL LOAN AMOUNT            OCCUPANCY                                     REPLACEMENT RESERVES
     NUMBER            PER (UNIT)       PERCENTAGE (%)           RENT ROLL DATE             PER (UNIT) PER YEAR
----------------------------------------------------------------------------------------------------------------
          1                69,467                68.8%
----------------------------------------------------------------------------------------------------------------
          4                77,812                67.5%              12/31/98                           2,370.48
         11               173,803                85.4%              12/31/98                           4,055.46
         20                39,039                61.4%                                                   855.60
         39                49,848                85.7%              06/11/98
         54                   120               100.0%   Not Available - Single Tenant                     0.00
----------------------------------------------------------------------------------------------------------------
         56                77,795                81.9%                                                 1,112.57
         57                53,211                76.0%                                                   785.74
         63                69,756                78.6%                                                 1,064.50
         74                34,642                63.5%                                                   590.59
         76                63,949                79.7%                                                   937.21
----------------------------------------------------------------------------------------------------------------
         87                   117               100.0%   Not Available - Single Tenant                     0.00
         89                21,000                75.5%                                                   506.82
         95                    89               100.0%   Not Available - Single Tenant                     0.00
        101                23,558                60.0%                                                   596.44
        109                   118               100.0%   Not Available - Single Tenant                     0.00
----------------------------------------------------------------------------------------------------------------
        111                   119               100.0%   Not Available - Single Tenant                     0.00
        123                17,705                73.3%                                                   322.38
        126                33,750                68.1%                                                   536.32
        130                32,813                73.1%                                                   602.61
        142                16,966                79.3%                                                   411.86
----------------------------------------------------------------------------------------------------------------
        150                15,298                69.6%                                                   385.11
        171                29,032                76.2%                                                   480.08
        182                16,383                68.3%                                                   374.59
        218                    48               100.0%   Not Available - Single Tenant                     0.00


(Table continued)






    CONTROL                                              LARGEST TENANT AREA     LARGEST TENANT
     NUMBER             LARGEST TENANT NAME               LEASED (SQ. FT.)       EXPIRATION DATE
----------------------------------------------------------------------------------------------------
          1
----------------------------------------------------------------------------------------------------
          4
         11
         20
         39
         54                   Motel 6                          54,293               05/31/16
----------------------------------------------------------------------------------------------------
         56
         57
         63
         74
         76
----------------------------------------------------------------------------------------------------
         87                   Motel 6                          37,775               05/31/16
         89
         95                   Motel 6                          47,507               05/31/16
        101
        109                   Motel 6                          27,946               05/31/16
----------------------------------------------------------------------------------------------------
        111                   Motel 6                          27,135               05/31/16
        123
        126
        130
        142
----------------------------------------------------------------------------------------------------
        150
        171
        182
        218                   Motel 6                          22,472               05/31/16



(Table continued)





    CONTROL                                     2ND LARGEST TENANT    2ND LARGEST TENANT
     NUMBER      2ND LARGEST TENANT NAME       AREA LEASED (SQ. FT.)    EXPIRATION DATE
-------------------------------------------------------------------------------------------
          1
-------------------------------------------------------------------------------------------
          4
         11
         20
         39
         54
-------------------------------------------------------------------------------------------
         56
         57
         63
         74
         76
-------------------------------------------------------------------------------------------
         87
         89
         95
        101
        109
-------------------------------------------------------------------------------------------
        111
        123
        126
        130
        142
-------------------------------------------------------------------------------------------
        150
        171
        182
        218


(Table continued)




                                                                                          AFFILIATED
                                                  3RD LARGEST                            BORROWERS IN
    CONTROL                                       TENANT AREA     3RD LARGEST TENANT   EXCESS OF 5% OF
     NUMBER      3RD LARGEST TENANT NAME        LEASED (SQ. FT.)    EXPIRATION DATE          POOL            ARD LOANS
----------------------------------------------------------------------------------------------------------------------------
          1                                                                                                     ARD
----------------------------------------------------------------------------------------------------------------------------
          4
         11                                                                                                     ARD
         20
         39
         54
----------------------------------------------------------------------------------------------------------------------------
         56
         57
         63
         74
         76
----------------------------------------------------------------------------------------------------------------------------
         87
         89
         95
        101
        109
----------------------------------------------------------------------------------------------------------------------------
        111
        123
        126
        130
        142
----------------------------------------------------------------------------------------------------------------------------
        150
        171
        182
        218



Footnotes

(1) Fully Amortizing Loans which accrue interest on an Actual/360 basis will have a final balloon payment due as indicated by the Balloon Balance. For the 11 such loans in this pool, this balloon payment represents no more than 9% of the property's App
(2) Each Mortgage Loan described by "Steps" under Annual Debt Service is subject to specified periodic changes in the amount of debt payments at specified times in the future. Refer to Annex A-2 for these step schedules.
(3) With respect to Credit Lease Loans which are also Balloon Loans, each such loan has benefit of a residual value insurance policy. The related Balloon Payments may be repaid from the amount paid by the related insurer pursuant to such policies.
(4) Cut-Off LTV and DSCR for this loan assumes application of a $200,000 letter of credit which is being held as additional collateral for the loan.
(5)  Underwritten ADR is not applicable to Credit Lease Loans.













                             UNDERWRITERS' STATEMENT
                             COMPUTATIONAL MATERIALS

                 FIRST UNION NATIONAL BANK- CHASE MANHATTAN BANK
                           COMMERCIAL MORTGAGE TRUST-
                  COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES
                                 SERIES 1999-C2
________________________________________________________________________________
The attached tables and statistical analysis (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by First Union Capital Markets Corp. and Chase Securities Inc. (collectively, the "Underwriter") and not by the issuer of the certificates identified above (the "Offered Certificates") or any other party. The issuer of the Offered Certificates has not prepared or taken part in the preparation of these materials. None of the Underwriters, the issuer of the Offered Certificates, or any other party makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated herein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials reflect future performance. These Computational Materials should not be construed as either a prediction or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment and other assumptions and actual experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the Offered Certificates may differ from those shown in the Computational Materials due to difference between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the Offered Certificates has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Offered
Certificates has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Offered Certificates in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered Certificates for definitive terms of the Offered Certificates and the collateral.

Please be advised that mortgage-backed and/or asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in these Offered Certificates.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.



    CONTROL
     NUMBER    PROPERTY NAME                               ADDRESS                                         CITY
------------------------------------------------------------------------------------------------------------------------------------
         40    Circuit City Norwalk 444                    444 Connecticut Avenue                          Norwalk
         54    Motel 6 1115 Raleigh                        1401 Buck Jones Road                            Raleigh
------------------------------------------------------------------------------------------------------------------------------------
         62    Winn Dixie Chesapeake Cedar                 Cedar Road and Las Gavitos Boulevard            Chesapeake
         87    Motel 6 1129 Hilton Head                    830 William Hilton Parkway                      Hilton Head
         92    Eagle Davenport Locust                      405 East Locust Street                          Davenport
         95    Motel 6 1081 Little Rock (W)                10524 W. Markham Street                         Little Rock
        109    Motel 6 740 Reno Sparks                     2405 Victorian Avenue                           Sparks
        111    Motel 6 608 Mobile                          5488 Inn Road                                   Mobile
------------------------------------------------------------------------------------------------------------------------------------
        113    Rite Aid - Commerce Township                2425 East Haggerty                              Commerce Township
        119    Walgreen Colleyville                        3880 Glade Road                                 Colleyville
        122    Rite Aid - Holland                          40th & Washington                               Holland
        125    Walgreens at Silver Lakes                   SEC of 184th St. and Pines Blvd.                Pembroke Pines
        127    Staples York Loucks Road                    965 Loucks Rd                                   York
------------------------------------------------------------------------------------------------------------------------------------
        132    Walgreen Franklin Fieldstone                2045 Fieldstone Parkway                         Franklin
        134    CVS Yarmouth Main                           976 Main Street                                 Yarmouth
        135    Walgreen Duncanville Wheatland              8120 South Cockrell Hill Road                   Dallas
        137    Rite Aid - Claremont                        45-99 Washington Street                         Claremont
        145    Eckerd Oveido Red Bug Lake                  8315 Red Bug Lake Road                          Oviedo
------------------------------------------------------------------------------------------------------------------------------------
        147    Rite Aid - Ironton                          715 Park Avenue                                 Ironton
        168    Eckerd Ferber Tallahassee                   NEC North Monroe & Crowder St.                  Tallahassee
        169    CVS Lansdowne Hollins Ferry                 3915 Hollins Ferry Road                         Lansdowne
        175    Eckerd, Tarboro                             1600 Main Street                                Tarboro
        180    CVS Rocky Mount                             Franklin St & Dent Street                       Rocky Mount
------------------------------------------------------------------------------------------------------------------------------------
        190    IHOP Rock Hill North Cherry                 North Cherry Road                               Rock Hill
        193    CVS Greenville Old Buncombe                 4102 Old Buncombe Road                          Greenville
        216    Southland Ormond Beach Nova                 690 South Nova Road                             Ormond Beach
        218    Motel 6 202 Lumberton                       2361 Lackey Road                                Lumberton



(Table continued)




    CONTROL                                    CROSS-COLLATERALIZED AND   ORIGINAL BALANCE      CUT-OFF DATE
     NUMBER       STATE           ZIP CODE      CROSS-DEFAULTED GROUPS                 ($)       BALANCE ($)
-------------------------------------------------------------------------------------------------------------
         40        CT              06854                                         7,928,313         7,898,702
         54        NC              27606                                         6,509,982         6,235,064
-------------------------------------------------------------------------------------------------------------
         62        VA              23322                                         5,501,754         5,445,132
         87        SC              29928                                         4,418,896         4,232,286
         92        IA              52803                                         4,126,000         4,085,191
         95        AR              72205                                         4,221,624         4,043,344
        109        NV              89431                                         3,304,309         3,164,767
        111        AL              36619                                         3,215,536         3,079,744
-------------------------------------------------------------------------------------------------------------
        113        MI              48382                                         3,085,174         3,046,015
        119        TX              76034                                         2,840,000         2,805,603
        122        MI              49423                                         2,800,238         2,764,695
        125        FL              33029                                         2,710,910         2,672,432
        127        PA              17404                                         2,670,305         2,647,603
-------------------------------------------------------------------------------------------------------------
        132        TN              37064                                         2,593,500         2,563,871
        134        MA              02664                                         2,582,632         2,556,250
        135        TX              75236                                         2,581,625         2,550,305
        137        NH              03743                                         2,558,118         2,527,844
        145        FL              32765                                         2,450,306         2,418,557
-------------------------------------------------------------------------------------------------------------
        147        OH              45638                                         2,414,068         2,385,499
        168        FL              32301                                         1,861,865         1,836,154
        169        MD              21227                                         1,846,392         1,831,525
        175        NC              27886                                         1,707,770         1,690,369
        180        VA              24151                                         1,534,946         1,520,209
-------------------------------------------------------------------------------------------------------------
        190        SC              29730                                         1,397,827         1,389,770
        193        SC              27258                                         1,347,794         1,306,853
        216        FL              32174                                         1,085,792         1,068,620
        218        NC              28358                                         1,084,997         1,039,177



(Table continued)




                                                                                                     REMAINING TERM

    CONTROL                       INTEREST                                        ORIGINAL TERM TO    TO MATURITY
     NUMBER MORTGAGE RATE (%)  ACCRUAL METHOD        AMORTIZATION TYPE (1)         MATURITY (MOS.)       (MOS.)
---------------------------------------------------------------------------------------------------------------------
         40      7.7500%           30/360               Fully Amortizing                 240              236
         54      7.2350%           30/360              Amortizing Balloon                216              205
---------------------------------------------------------------------------------------------------------------------
         62      6.7500%           30/360              Amortizing Balloon                240              233
         87      7.2350%           30/360              Amortizing Balloon                216              205
         92      8.1100%           30/360              Amortizing Balloon                264              255
         95      7.2350%           30/360              Amortizing Balloon                216              205
        109      7.2350%           30/360              Amortizing Balloon                216              205
        111      7.2350%           30/360              Amortizing Balloon                216              205
---------------------------------------------------------------------------------------------------------------------
        113      6.9420%           30/360              Amortizing Balloon                264              253
        119      6.7000%           30/360               Fully Amortizing                 240              234
        122      6.9420%           30/360              Amortizing Balloon                264              253
        125      6.7500%           30/360               Fully Amortizing                 239              232
        127      7.0200%           30/360              Amortizing Balloon                179              175
---------------------------------------------------------------------------------------------------------------------
        132      7.1250%           30/360               Fully Amortizing                 241              235
        134      7.3750%           30/360               Fully Amortizing                 246              236
        135      6.7500%           30/360               Fully Amortizing                 239              233
        137      6.9420%           30/360              Amortizing Balloon                264              253
        145      6.6875%           30/360               Fully Amortizing                 238              231
---------------------------------------------------------------------------------------------------------------------
        147      6.9420%           30/360              Amortizing Balloon                264              253
        168      7.2500%           30/360               Fully Amortizing                 235              228
        169      6.7400%           30/360               Fully Amortizing                 239              235
        175      7.1250%           30/360               Fully Amortizing                 236              230
        180      7.0000%           30/360               Fully Amortizing                 235              228
---------------------------------------------------------------------------------------------------------------------
        190      7.7500%           30/360               Fully Amortizing                 297              288
        193      7.1250%           30/360               Fully Amortizing                 175              164
        216      9.1250%           30/360               Fully Amortizing                 171              163
        218      7.2350%           30/360              Amortizing Balloon                216              205



(Table continued)






                ORIGINAL         REMAINING
    CONTROL   AMORTIZATION      AMORTIZATION                     MATURITY OR ARD
     NUMBER    TERM (MOS.)      TERM (MOS.)    ORIGINATION DATE        DATE          GENERAL PROPERTYTYPE
-------------------------------------------------------------------------------------------------------------
         40        240              236            12/28/98          01/01/19               Retail
         54        270              259            05/29/98          06/01/16            Hospitality
-------------------------------------------------------------------------------------------------------------
         62        283              276            09/15/98          10/01/18               Retail
         87        270              259            05/29/98          06/01/16            Hospitality
         92        296              287            07/14/98          08/01/20               Retail
         95        270              259            05/29/98          06/01/16            Hospitality
        109        270              259            05/29/98          06/01/16            Hospitality
        111        270              259            05/29/98          06/01/16            Hospitality
-------------------------------------------------------------------------------------------------------------
        113        315              304            05/21/98          06/01/20               Retail
        119        240              234            10/07/98          11/01/18               Retail
        122        315              304            05/21/98          06/01/20               Retail
        125        239              232            09/18/98          09/01/18               Retail
        127        228              224            12/23/98          12/01/13               Retail
-------------------------------------------------------------------------------------------------------------
        132        241              235            10/29/98          12/01/18               Retail
        134        246              236            06/23/98          01/01/19               Retail
        135        239              233            10/19/98          10/01/18               Retail
        137        325              314            05/21/98          06/01/20               Retail
        145        238              231            10/01/98          08/01/18               Retail
-------------------------------------------------------------------------------------------------------------
        147        325              314            05/21/98          06/01/20               Retail
        168        235              228            09/04/98          05/01/18               Retail
        169        239              235            12/23/98          12/01/18               Retail
        175        236              230            10/29/98          07/01/18               Retail
        180        235              228            10/02/98          05/01/18               Retail
-------------------------------------------------------------------------------------------------------------
        190        297              288            07/31/98          05/01/23          Special Purpose
        193        175              164            05/21/98          01/01/13               Retail
        216        171              163            08/07/98          12/01/12               Retail
        218        270              259            05/29/98          06/01/16            Hospitality



(Table continued)






    CONTROL                                                                                      ANNUAL DEBT
     NUMBER  SPECIFIC PROPERTY TYPE       CTL FLAG      PREPAYMENT PROVISIONS                SERVICE ($) (2)
-------------------------------------------------------------------------------------------------------------
         40     Electronics Store            CTL        L(4),D(16)                                     Steps
         54      Limited Service             CTL        L(2),YM(16)                                    Steps
-------------------------------------------------------------------------------------------------------------
         62       Grocery Store              CTL        L(4),D(16)                                   466,809
         87      Limited Service             CTL        L(2),YM(16)                                    Steps
         92       Grocery Store              CTL        L(4),D(18)                                   387,576
         95      Limited Service             CTL        L(2),YM(16)                                    Steps
        109      Limited Service             CTL        L(2),YM(16)                                    Steps
        111      Limited Service             CTL        L(2),YM(16)                                    Steps
-------------------------------------------------------------------------------------------------------------
        113        Drug Store                CTL        L(4),D(18)                                   255,671
        119        Drug Store                CTL        L(8),D(12)                                   258,120
        122        Drug Store                CTL        L(4),D(18)                                   232,058
        125        Drug Store                CTL        L(8),D(11.92)                                247,844
        127      Office Supplies             CTL        L(4),D(10.92)                                254,966
-------------------------------------------------------------------------------------------------------------
        132        Drug Store                CTL        L(4),D(16.08)                                243,172
        134        Drug Store                CTL        L(4),D(16.5)                                   Steps
        135        Drug Store                CTL        L(4),D(15.92)                                236,024
        137        Drug Store                CTL        L(4),D(18)                                   209,666
        145        Drug Store                CTL        L(4),D(15.83)                                  Steps
-------------------------------------------------------------------------------------------------------------
        147        Drug Store                CTL        L(4),D(18)                                   197,860
        168        Drug Store                CTL        L(8),YM(11.58)                                 Steps
        169        Drug Store                CTL        L(4),D(15.92)                                168,674
        175        Drug Store                CTL        L(4),D(15.66)                                  Steps
        180        Drug Store                CTL        L(4),D(15.58)                                  Steps
-------------------------------------------------------------------------------------------------------------
        190        Restaurant                CTL        L(4),D(20.75)                                  Steps
        193        Drug Store                CTL        L(4),D(10.58)                                  Steps
        216     Convenience Store            CTL        L(8),YM1%(6.25)                                Steps
        218      Limited Service             CTL        L(2),YM(16)                                    Steps



(Table continued)






    CONTROL                                      APPRAISED VALUE                       CUTOFF DATE LTV
     NUMBER NET CASH FLOW ($)     DSCR (X)                   ($)    APPRAISAL DATE           (%)
--------------------------------------------------------------------------------------------------------
         40           807,784       1.15               8,950,000       12/07/98             88.3%
         54           513,033       1.00               6,600,000       03/24/98             94.5%
--------------------------------------------------------------------------------------------------------
         62           468,210       1.00               5,600,000       09/15/98             97.2%
         87           348,241       1.00               4,480,000       03/20/98             94.5%
         92           399,524       1.03               4,350,000       06/21/98             93.9%
         95           332,694       1.00               4,280,000       03/31/98             94.5%
        109           259,075       1.00               3,350,000       03/31/98             94.5%
        111           252,408       1.00               3,260,000       03/22/98             94.5%
--------------------------------------------------------------------------------------------------------
        113           255,671       1.00               3,140,000       06/01/98             97.0%
        119           291,249       1.13               3,550,000       10/01/98             79.0%
        122           232,058       1.00               2,850,000       06/01/98             97.0%
        125           248,587       1.00               2,970,000       05/07/98             90.0%
        127           255,731       1.00               2,820,000       10/28/98             93.9%
--------------------------------------------------------------------------------------------------------
        132           255,331       1.05               2,975,000       01/02/98             86.2%
        134           224,138       1.01               2,700,000       05/27/98             94.7%
        135           236,732       1.00               2,800,000       09/08/98             91.1%
        137           209,666       1.00               2,600,000       04/23/98             97.2%
        145           218,040       1.00               2,600,000       08/26/98             93.0%
--------------------------------------------------------------------------------------------------------
        147           197,860       1.00               2,430,000       04/23/98             98.2%
        168           182,987       1.06               2,100,000       10/28/97             87.4%
        169           169,180       1.00               1,950,000       10/29/98             93.9%
        175           156,435       1.00               1,860,000       07/01/98             90.9%
        180           136,048       1.03               1,550,000       03/11/98             98.1%
--------------------------------------------------------------------------------------------------------
        190           130,680       1.10               1,400,000       12/06/97             99.3%
        193           139,801       1.00               1,600,000       01/27/98             81.7%
        216           130,366       1.05               1,250,000       07/20/97             85.5%
        218            85,506       1.00               1,100,000       03/24/98             94.5%



(Table continued)




                                UNDERWRITTEN
                SCHEDULED       HOSPITALITY
    CONTROL   MATURITY DATE    AVERAGE DAILY
     NUMBER    LTV (%) (3)      RATE ($) (5)      YEAR BUILT      YEAR RENOVATED   NO. OF (UNITS)
----------------------------------------------------------------------------------------------------
         40       0.0%                               1998                                    33,790
         54       31.2%                              1971                                    54,293
----------------------------------------------------------------------------------------------------
         62       26.5%                              1998                                    51,282
         87       31.2%                              1987                                    37,775
         92       21.0%                              1990                                    35,370
         95       31.2%                              1984              1997                  47,507
        109       31.2%                              1982                                    27,946
        111       31.2%                              1985                                    27,135
----------------------------------------------------------------------------------------------------
        113       30.0%                              1997                                    11,060
        119       0.0%                               1998                                    13,905
        122       30.0%                              1998                                    10,752
        125       0.0%                               1998                                    13,905
        127       31.9%                              1972              1998                  35,549
----------------------------------------------------------------------------------------------------
        132       0.0%                               1998                                    13,905
        134       0.0%                               1998                                     9,975
        135       0.0%                               1998                                    13,905
        137       34.7%                              1998                                    11,180
        145       0.0%                               1998                                    10,908
----------------------------------------------------------------------------------------------------
        147       35.0%                              1998                                    10,752
        168       0.0%                               1998                                    10,908
        169       0.0%                               1998                                    10,125
        175       0.0%                               1998                                    10,908
        180       0.0%                               1998                                    10,125
----------------------------------------------------------------------------------------------------
        190       0.0%                               1998                                     4,958
        193       0.0%                               1997                                    10,125
        216       0.0%                               1997                                     3,174
        218       31.2%                              1974                                    22,472



(Table continued)




                                                                                                                 UNDERWRITING
                                 ORIGINAL LOAN                                                                    REPLACEMENT
    CONTROL                         AMOUNT PER         OCCUPANCY                                                 RESERVES PER
     NUMBER  UNIT OF MEASURE            (UNIT)    PERCENTAGE (%)               RENT ROLL DATE                 (UNIT) PER YEAR
------------------------------------------------------------------------------------------------------------------------------
         40      Sq. Ft.                   235            100.0%        Not Available - Single Tenant                    0.25
         54      Sq. Ft.                   120            100.0%        Not Available - Single Tenant                    0.00
------------------------------------------------------------------------------------------------------------------------------
         62      Sq. Ft.                   107            100.0%        Not Available - Single Tenant                    0.00
         87      Sq. Ft.                   117            100.0%        Not Available - Single Tenant                    0.00
         92      Sq. Ft.                   117            100.0%        Not Available - Single Tenant                    0.00
         95      Sq. Ft.                    89            100.0%        Not Available - Single Tenant                    0.00
        109      Sq. Ft.                   118            100.0%        Not Available - Single Tenant                    0.00
        111      Sq. Ft.                   119            100.0%        Not Available - Single Tenant                    0.00
------------------------------------------------------------------------------------------------------------------------------
        113      Sq. Ft.                   279            100.0%        Not Available - Single Tenant                    0.00
        119      Sq. Ft.                   204            100.0%        Not Available - Single Tenant                    0.20
        122      Sq. Ft.                   260            100.0%        Not Available - Single Tenant                    0.00
        125      Sq. Ft.                   195            100.0%        Not Available - Single Tenant                    0.30
        127      Sq. Ft.                    75            100.0%        Not Available - Single Tenant                    0.25
------------------------------------------------------------------------------------------------------------------------------
        132      Sq. Ft.                   187            100.0%        Not Available - Single Tenant                    0.20
        134      Sq. Ft.                   259            100.0%        Not Available - Single Tenant                    0.30
        135      Sq. Ft.                   186            100.0%        Not Available - Single Tenant                    0.30
        137      Sq. Ft.                   229            100.0%        Not Available - Single Tenant                    0.00
        145      Sq. Ft.                   225            100.0%        Not Available - Single Tenant                    0.00
------------------------------------------------------------------------------------------------------------------------------
        147      Sq. Ft.                   225            100.0%        Not Available - Single Tenant                    0.00
        168      Sq. Ft.                   171            100.0%        Not Available - Single Tenant                    0.20
        169      Sq. Ft.                   182            100.0%        Not Available - Single Tenant                    0.30
        175      Sq. Ft.                   157            100.0%        Not Available - Single Tenant                    0.30
        180      Sq. Ft.                   152            100.0%        Not Available - Single Tenant                    0.30
------------------------------------------------------------------------------------------------------------------------------
        190      Sq. Ft.                   282            100.0%        Not Available - Single Tenant                    0.00
        193      Sq. Ft.                   133            100.0%        Not Available - Single Tenant                    0.30
        216      Sq. Ft.                   342            100.0%        Not Available - Single Tenant                    0.21
        218      Sq. Ft.                    48            100.0%        Not Available - Single Tenant                    0.00


(Table continued)






                                                         LARGEST TENANT                                        2ND LARGEST
    CONTROL                                               AREA LEASED     LARGEST TENANT      2ND LARGEST      TENANT AREA
     NUMBER             LARGEST TENANT NAME                (SQ. FT.)      EXPIRATION DATE     TENANT NAME    LEASED (SQ. FT.)
------------------------------------------------------------------------------------------------------------------------------
         40          Circuit City Stores, Inc                33,790          01/31/19
         54                   Motel 6                        54,293          05/31/16
------------------------------------------------------------------------------------------------------------------------------
         62          Winn-Dixie Raleigh, Inc.                51,282          11/19/18
         87                   Motel 6                        37,775          05/31/16
         92          Eagle Food Centers, Inc.                35,370          07/31/20
         95                   Motel 6                        47,507          05/31/16
        109                   Motel 6                        27,946          05/31/16
        111                   Motel 6                        27,135          05/31/16
------------------------------------------------------------------------------------------------------------------------------
        113            Rite Aid of Michigan                  11,060          05/31/20
        119              Walgreen Company                    13,905          11/30/18
        122            Rite Aid of Michigan                  10,752          05/31/20
        125              Walgreen Company                    13,905          09/30/18
        127                Staples, Inc.                     35,549          12/31/13
------------------------------------------------------------------------------------------------------------------------------
        132              Walgreen Company                    13,905          12/31/18
        134          South Yarmouth CVS, Inc.                9,975           01/31/19
        135              Walgreen Company                    13,905          10/31/18
        137          Rite Aid of New Hampshire               11,180          05/31/20
        145             Eckerd Corporation                   10,908          09/01/18
------------------------------------------------------------------------------------------------------------------------------
        147              Rite Aid of Ohio                    10,752          05/31/20
        168             Eckerd Corporation                   10,908          06/25/18
        169      Revco Discount Drug Centers, Inc            10,125          12/31/18
        175             Eckerd Corporation                   10,908          08/03/18
        180      Revco Discount Drug Stores, Inc.            10,125          05/31/18
------------------------------------------------------------------------------------------------------------------------------
        190            IHOP Properties, Inc.                 4,958           05/31/23
        193         Old Buncombe Road CVS, Inc.              10,125          01/31/13
        216          The Southland Corporation               3,174           12/31/12
        218                   Motel 6                        22,472          05/31/16



(Table continued)





                                                                                     AFFILIATED
               2ND LARGEST                        3ND LARGEST      3ND LARGEST      BORROWERS IN
    CONTROL      TENANT         3ND LARGEST       TENANT AREA         TENANT       EXCESS OF 5% OF
     NUMBER  EXPIRATION DATE    TENANT NAME    LEASED (SQ. FT.)  EXPIRATION DATE        POOL           ARD LOANS
---------------------------------------------------------------------------------------------------------------------
         40
         54
---------------------------------------------------------------------------------------------------------------------
         62
         87
         92
         95
        109
        111
---------------------------------------------------------------------------------------------------------------------
        113
        119
        122
        125
        127
---------------------------------------------------------------------------------------------------------------------
        132
        134
        135
        137
        145
---------------------------------------------------------------------------------------------------------------------
        147
        168
        169
        175
        180
---------------------------------------------------------------------------------------------------------------------
        190
        193
        216
        218














                             UNDERWRITERS' STATEMENT
                             COMPUTATIONAL MATERIALS

                 FIRST UNION NATIONAL BANK- CHASE MANHATTAN BANK
                           COMMERCIAL MORTGAGE TRUST-
                  COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES
                                 SERIES 1999-C2
________________________________________________________________________________
The attached tables and statistical analysis (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by First Union Capital Markets Corp. and Chase Securities Inc. (collectively, the "Underwriter") and not by the issuer of the certificates identified above (the "Offered Certificates") or any other party. The issuer of the Offered Certificates has not prepared or taken part in the preparation of these materials. None of the Underwriters, the issuer of the Offered Certificates, or any other party makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated herein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials reflect future performance. These Computational Materials should not be construed as either a prediction or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment and other assumptions and actual experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the Offered Certificates may differ from those shown in the Computational Materials due to difference between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the Offered Certificates has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Offered
Certificates has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Offered Certificates in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered Certificates for definitive terms of the Offered Certificates and the collateral.

Please be advised that mortgage-backed and/or asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in these Offered Certificates.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.


                       FUNCM
                       99.C2

Agency Rating                  (M/F)
AAA Sub                        25.75
BBB Sub                        11.75
BB Sub

Deal Size              1,181,529,534
Settle Date                  5/20/99
Top 10 Loans                  22.85%
Top 3 Loans                    9.96%

DEAL STATISTICS
WA DSCR                         1.36
Min. DSCR                       1.14 *part of cross pool with coverage = 1.49x
% DSCR < 1.25                  20.28 *does not include CTL loans
WA LTV                         71.17 *does not include CTL loans
Max. LTV                      100.16 *part of cross pool with leverage = 68.1%
% LTV >75%                     24.86 *does not include CTL loans
% LTV >80%                      3.04 *does not include CTL loans
1st Stressed LTV
2nd Stressed DSCR
CF variance
2nd Stressed LTV

PROPERTY TYPES
% Hotel/Hospitality            14.08
% Office                       12.12
% Retail                       25.75
% Multifamily                  30.93
% Industrial                    3.15
% Mobile Home Park               0.8
% Self Storage                  0.17
% Mixed Use                     4.25
% Convenience Store                0 (subset of Retail)
% Health Care                   2.09
% Other                         6.67 (CTL)



------------------------------------------------------------------------------------------
                                       Number of
       Prop Type           State      Properties             Issuance Balance      Percent
------------------------------------------------------------------------------------------
CTL                     NC                        3             8,964,610.28        0.76%
                        FL                        4             7,995,763.21        0.68%
                        CT                        1             7,898,702.22        0.67%

Healthcare              GA                        4             9,177,782.80        0.78%
                        NC                        2             6,274,811.03        0.53%
                        NY                        1             5,383,759.34        0.46%

Hospitality             AL                        2            27,863,583.71        2.36%
                        DE                        1            22,507,514.82        1.90%
                        FL                        3            19,514,631.45        1.65%

Industrial              WI                        3            10,635,445.88        0.90%
                        PA                        2             9,414,221.08        0.80%
                        FL                        3             5,113,217.27        0.43%

MHC                     MN                        1             5,206,861.46        0.44%
                        CA                        1             2,518,221.41        0.21%
                        OH                        1             1,764,323.75        0.15%

Mixed Use               CA                        5            30,550,881.56        2.59%
                        GA                        2             5,555,492.99        0.47%
                        CT                        1             4,931,973.00        0.42%

Multifamily             GA                        8            94,265,974.23        7.98%
                        NC                        9            41,521,599.38        3.51%
                        CA                       14            33,881,478.31        2.87%

Office                  CA                        7            40,559,627.33        3.43%
                        NY                        4            27,243,286.13        2.31%
                        CT                        1            19,932,471.37        1.69%

Retail - Anchored       TX                        4            47,829,697.26        4.05%
                        CA                       10            33,261,562.53        2.82%
                        PA                        3            28,798,621.21        2.44%

Retail - Unanchored     NY                        7            11,726,086.92        0.99%
                        CA                        2             7,678,990.37        0.65%
                        TX                        2             5,895,904.26        0.50%

Self Storage            VA                        1             1,993,054.35        0.17%


Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.












                             UNDERWRITERS' STATEMENT
                             COMPUTATIONAL MATERIALS

                 FIRST UNION NATIONAL BANK- CHASE MANHATTAN BANK
                           COMMERCIAL MORTGAGE TRUST-
                  COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES
                                 SERIES 1999-C2
________________________________________________________________________________
The attached tables and statistical analysis (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by First Union Capital Markets Corp. and Chase Securities Inc. (collectively, the "Underwriter") and not by the issuer of the certificates identified above (the "Offered Certificates") or any other party. The issuer of the Offered Certificates has not prepared or taken part in the preparation of these materials. None of the Underwriters, the issuer of the Offered Certificates, or any other party makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated herein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials reflect future performance. These Computational Materials should not be construed as either a prediction or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment and other assumptions and actual experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the Offered Certificates may differ from those shown in the Computational Materials due to difference between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the Offered Certificates has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Offered
Certificates has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Offered Certificates in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered Certificates for definitive terms of the Offered Certificates and the collateral.

Please be advised that mortgage-backed and/or asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in these Offered Certificates.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

FUCMC BOND ANALYZER                               CMBS Sensitivity Analysis
                                                  -------------------------

             ISSUE    FUNCM 99C2
                      ----------
           TRANCHE        IO                             YIELD CURVE
                      ----------               ------------------------------
             CUSIP                              2YR    5YR      10YR     30YR
                      ----------               ------------------------------
             PRICE      5-16+                  5.079  5.212    5.320    5.701
                      ----------               ------------------------------
       SETTLE DATE     5/20/99
                      ----------
        PRICE DATE
                      ----------


                                                                 10% CPR 50% CPR 100% CPR
                                                                 ------- ------- --------
   YIELD CHANGE (BP) FOR PREPAYMENTS AFTER LO, YM, AND PENALTIES   -1       -4      -27
         YIELD CHANGE (BP) FOR PREPAYMENTS DURING PENALTY PERIOD   -3      -10      -36
  YIELD CHANGE (BP) FOR PREPAYMENTS DURING YM (YIELD CURVE UNCH)   23       65       71
YIELD CHANGE (BP) FOR PREPAYMENTS DURING YM (YIELD CURVE -100BP)   28       76       87
YIELD CHANGE (BP) FOR PREPAYMENTS DURING YM (YIELD CURVE +100BP)   15       47       44
YIELD CHANGE (BP) FOR PREPAYMENTS DURING YM (YIELD CURVE +200BP)  -47     -124     -187


                                                                                 1% CDR  2% CDR  3% CDR  4% CDR
                                                                                 ------  ------  ------  ------
                         YIELD CHANGE (BP) FOR DEFAULTS ASSUMING NO PREPAYMENTS  -140    -282    -426    -578
YIELD CHANGE (BP) FOR DEFAULTS ASSUMING 100 CPR DURING YM (YIELD CURVE -100 BP)  -128    -261    -401    -548


SCENARIO              PREPAY ASSUMPTN        YIELD         DEFAULT ASSUMPTN           PREPAY WHEN ...
                   --------------------                    -----------------          ----------------
    #               UNIT         RATE        SHOCK         UNIT        RATE
---------------------------------------------------------------------------------------------------------------------
       1            CPR         0.00%        0.00%         CDR         0.00%             After All Penalties
       2            CPR         10.00%       0.00%         CDR         0.00%             After All Penalties
       3            CPR         50.00%       0.00%         CDR         0.00%             After All Penalties
       4            CPR        100.00%       0.00%         CDR         0.00%             After All Penalties
---------------------------------------------------------------------------------------------------------------------
       5            CPR         10.00%       0.00%         CDR         0.00%           After Yield Maintenance
       6            CPR         50.00%       0.00%         CDR         0.00%           After Yield Maintenance
       7            CPR        100.00%       0.00%         CDR         0.00%           After Yield Maintenance
---------------------------------------------------------------------------------------------------------------------
       8            CPR         10.00%       0.00%         CDR         0.00%           After Lock Out Periods
       9            CPR         50.00%       0.00%         CDR         0.00%           After Lock Out Periods
      10            CPR        100.00%       0.00%         CDR         0.00%           After Lock Out Periods
---------------------------------------------------------------------------------------------------------------------
      11            CPR         10.00%       -1.00%        CDR         0.00%           After Lock Out Periods
      12            CPR         50.00%       -1.00%        CDR         0.00%           After Lock Out Periods
      13            CPR        100.00%       -1.00%        CDR         0.00%           After Lock Out Periods
---------------------------------------------------------------------------------------------------------------------
      14            CPR         10.00%       1.00%         CDR         0.00%           After Lock Out Periods
      15            CPR         50.00%       1.00%         CDR         0.00%           After Lock Out Periods
      16            CPR        100.00%       1.00%         CDR         0.00%           After Lock Out Periods
---------------------------------------------------------------------------------------------------------------------
      17            CPR         10.00%       2.00%         CDR         0.00%           After Lock Out Periods
      18            CPR         50.00%       2.00%         CDR         0.00%           After Lock Out Periods
      19            CPR        100.00%       2.00%         CDR         0.00%           After Lock Out Periods
---------------------------------------------------------------------------------------------------------------------
      20            CPR         0.00%        0.00%         CDR         1.00%             After All Penalties
      21            CPR         0.00%        0.00%         CDR         2.00%             After All Penalties
      22            CPR         0.00%        0.00%         CDR         3.00%             After All Penalties
      23            CPR         0.00%        0.00%         CDR         4.00%             After All Penalties
---------------------------------------------------------------------------------------------------------------------
      24            CPR        100.00%       -1.00%        CDR         1.00%           After Lock Out Periods
      25            CPR        100.00%       -1.00%        CDR         2.00%           After Lock Out Periods
      26            CPR        100.00%       -1.00%        CDR         3.00%           After Lock Out Periods
      27            CPR        100.00%       -1.00%        CDR         4.00%           After Lock Out Periods

(Table Continued)


SCENARIO
      #           YIELD         WAL         MODDUR      SPRD(BP)      TSY MAT      WIN BEG      WIN END
-----------------------------------------------------------------------------------------------------------
      1           9.107        9.466        4.146         376          9.47        6/15/99      3/15/19
-----------------------------------------------------------------------------------------------------------
      2           9.101        9.463        4.145         376          9.46        6/15/99      3/15/19
      3           9.072        9.444        4.143         373          9.44        6/15/99      3/15/19
      4           8.840        9.288        4.123         350          9.29        6/15/99      3/15/19
-----------------------------------------------------------------------------------------------------------
      5           9.076        9.444        4.136         373          9.44        6/15/99      10/15/18
      6           9.007        9.398        4.120         367          9.40        6/15/99      6/15/18
      7           8.750        9.227        4.092         341          9.23        6/15/99      4/15/18
-----------------------------------------------------------------------------------------------------------
      8           9.334        9.170        4.029         400          9.17        6/15/99      10/15/18
      9           9.758        8.757        3.793         443          8.76        6/15/99      6/15/18
      10          9.819        8.468        3.607         450          8.47        6/15/99      4/15/18
-----------------------------------------------------------------------------------------------------------
      11          9.386        9.170        4.028         405          9.17        6/15/99      10/15/18
      12          9.867        8.757        3.778         454          8.76        6/15/99      6/15/18
      13          9.980        8.468        3.582         466          8.47        6/15/99      4/15/18
-----------------------------------------------------------------------------------------------------------
      14          9.259        9.170        4.034         392          9.17        6/15/99      10/15/18
      15          9.574        8.757        3.819         425          8.76        6/15/99      6/15/18
      16          9.545        8.468        3.653         423          8.47        6/15/99      4/15/18
-----------------------------------------------------------------------------------------------------------
      17          8.638        9.170        4.101         330          9.17        6/15/99      10/15/18
      18          7.868        8.757        4.065         254          8.76        6/15/99      6/15/18
      19          7.239        8.468        4.055         192          8.47        6/15/99      4/15/18
-----------------------------------------------------------------------------------------------------------
      20          7.707        8.993        4.176         238          8.99        6/15/99      10/15/18
      21          6.291        8.549        4.202          97          8.55        6/15/99      6/15/18
      22          4.850        8.131        4.221         -46          8.13        6/15/99      12/15/17
      23          3.327        7.738        4.219         -197         7.74        6/15/99      5/15/17
-----------------------------------------------------------------------------------------------------------
      24          8.698        8.068        3.608         339          8.07        6/15/99      12/15/17
      25          7.367        7.690        3.635         207          7.69        6/15/99      5/15/17
      26          5.972        7.333        3.654          69          7.33        6/15/99      10/15/16
      27          4.501        6.995        3.663         -77          7.00        6/15/99      1/15/16


THIS ANALYSIS MUST NOT BE PRINTED WITHOUT THE FOLLOWING INFORMATION:

Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.



















                             UNDERWRITERS' STATEMENT
                             COMPUTATIONAL MATERIALS

                 FIRST UNION NATIONAL BANK- CHASE MANHATTAN BANK
                           COMMERCIAL MORTGAGE TRUST-
                  COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES
                                 SERIES 1999-C2
________________________________________________________________________________
The attached tables and statistical analysis (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by First Union Capital Markets Corp. and Chase Securities Inc. (collectively, the "Underwriter") and not by the issuer of the certificates identified above (the "Offered Certificates") or any other party. The issuer of the Offered Certificates has not prepared or taken part in the preparation of these materials. None of the Underwriters, the issuer of the Offered Certificates, or any other party makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated herein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials reflect future performance. These Computational Materials should not be construed as either a prediction or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment and other assumptions and actual experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the Offered Certificates may differ from those shown in the Computational Materials due to difference between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the Offered Certificates has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Offered
Certificates has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Offered Certificates in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered Certificates for definitive terms of the Offered Certificates and the collateral.

Please be advised that mortgage-backed and/or asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in these Offered Certificates.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

FUNCM99C2_RED2, CLASS IO--PRICE/YIELD

CUSIP
Coupon                                0.005
Delay                                  14
Stated Maturity                        N/A
Type                               SEN WAC IO


Face                            $1,181,529,533.00
Original Balance                $1,181,529,533.00
Current Balance                 $1,181,529,533.00
Factor                                  1


Settle at Pricing
Accrual begins                       5/1/99
Factor Date                            N/A

YIELD CURVE:  Spread off interpolated node

3MO=5.079,   6MO=5.079,  1YR=5.079,   2YR=5.079,   3YR=5.123333333,   5YR=5.212,
10YR=5.32, 30YR=5.701

-------------------------------------  --------------------  --------------------  -------------------  --------------------
                                                                   100CPR;           100CPR; EXT0MO      100CPR YM; EXT0MO
                                        0CPR; EXT0MO 100%        EXT0MO 100%         100% 0% RULES;       100% 0% RULES;
                                        0% RULES; 0CDR,0%    0% RULES; 0CDR, 0%     0CDR,0% ADV100%       0CDR,0% ADV100%
               PRICE                    ADV100% LAG0; 0BP     ADV100% LAG0; 0BP       LAG0; 300BP            LAG0; 0BP
                                              Yield
-------------------------------------  --------------------  --------------------  -------------------  --------------------
               5-12+                         9.6771                10.4709               7.2873               9.3247
                5-13                         9.6071                10.3903               7.2174               9.2538
               5-13+                         9.5376                10.3102               7.1479               9.1833
                5-14                         9.4683                10.2304               7.0787               9.1131
               5-14+                         9.3994                10.1510               7.0099               9.0432
                5-15                         9.3308                10.0720               6.9414               8.9736
               5-15+                         9.2625                9.9934                6.8732               8.9044
                5-16                         9.1945                9.9152                6.8053               8.8355
               5-16+                         9.1269                9.8374                6.7377               8.7669
                5-17                         9.0595                9.7599                6.6704               8.6986
               5-17+                         8.9925                9.6828                6.6035               8.6307
                5-18                         8.9258                9.6061                6.5369               8.5630
               5-18+                         8.8594                9.5298                6.4705               8.4957
                5-19                         8.7933                9.4538                6.4045               8.4286
               5-19+                         8.7275                9.3782                6.3388               8.3619
                5-20                         8.6620                9.3029                6.2734               8.2955
               5-20+                         8.5968                9.2280                6.2083               8.2294
-------------------------------------  --------------------  --------------------  -------------------  --------------------

-------------------------------------  --------------------  --------------------  -------------------  --------------------
               Spread @ Center Price           382                   455                  -155                  346
                                 WAL         9.48647               8.48529              8.48529               9.24419
                            Mod Durn          4.158                 3.614                4.162                 4.100
                       Mod Convexity          0.269                 0.211                0.270                 0.259
                    Principal Window     Jun99 to Feb29        Jun99 to Sep23        Jun99 to Sep23       Jun99 to Sep23
                       Maturity #mos           357                   292                  292                   292

                   Total Collat Loss      0.00 (0.00%)          0.00 (0.00%)          0.00 (0.00%)         0.00 (0.00%)

                              Prepay        At 0 CPR             At 100 CPR            At 100 CPR           At 100 CPR
                          No prepays                                                                       During any YM
               Lockout and penalties     Include penalty       Include penalty      Include penalty       Include penalty

               Extension, if balloon          None                  None                  None                 None
                     Increase Coupon
                     Pay Exten Princ

                             Default        At 0 CDR              At 0 CDR              At 0 CDR             At 0 CDR
                       Loss Severity            0                     0                    0                    0%
                   Servicer Advances      100% of P & I         100% of P & I        100% of P & I         100% of P & I
                        Recovery Lag          0 mos                 0 mos                0 mos                 0 mos

                 Optional Redemption     Calls ASAP (N)        Calls ASAP (N)        Calls ASAP (N)       Calls ASAP (N)

                          Shock (bp)            0                     0                   300                    0


Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final
Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION
OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

FUNCM99C2_RED2, CLASS IO--PRICE/YIELD

CUSIP
Coupon                                0.005
Delay                                  14
Stated Maturity                        N/A
Type                               SEN WAC IO


Face                            $1,181,529,533.00
Original Balance                $1,181,529,533.00
Current Balance                 $1,181,529,533.00
Factor                                  1


Settle at Pricing
Accrual begins                       5/1/99
Factor Date                            N/A

YIELD CURVE:  Spread off interpolated node

3MO=5.079,   6MO=5.079,  1YR=5.079,   2YR=5.079,   3YR=5.123333333,   5YR=5.212,
10YR=5.32, 30YR=5.701



                                          100CPR YM PT;       0CPR; EXT0MO 100%    0CPR; EXT0MO 100%
                                         EXT0MO 100% 0%        0% RULES; 0CDR,         0% RULES;         0CPR; EXT0MO 100%
                                         RULES; 0CDR,0%      30% ADV100% LAG12;     1CDR,30% ADV100%    0% RULES; 2CDR,30%
               PRICE                    ADV100% LAG0; 0BP            0BP               LAG12; 0BP       ADV100% LAG12; 0BP
                                                                    Yield
-------------------------------------  --------------------  --------------------  -------------------  --------------------
               5-12+                         9.4136                9.6771                8.5457               7.3883
                5-13                         9.3433                9.6071                8.4758               7.3183
               5-13+                         9.2733                9.5376                8.4062               7.2486
                5-14                         9.2036                9.4683                8.3370               7.1793
               5-14+                         9.1343                9.3994                8.2680               7.1103
                5-15                         9.0653                9.3308                8.1994               7.0416
               5-15+                         8.9966                9.2625                8.1312               6.9732
                5-16                         8.9283                9.1945                8.0632               6.9051
               5-16+                         8.8603                9.1269                7.9956               6.8374
                5-17                         8.7925                9.0595                7.9282               6.7700
               5-17+                         8.7251                8.9925                7.8612               6.7029
                5-18                         8.6581                8.9258                7.7945               6.6361
               5-18+                         8.5913                8.8594                7.7281               6.5696
                5-19                         8.5248                8.7933                7.6621               6.5035
               5-19+                         8.4587                8.7275                7.5963               6.4376
                5-20                         8.3928                8.6620                7.5308               6.3720
               5-20+                         8.3272                8.5968                7.4656               6.3068
-------------------------------------  --------------------  --------------------  -------------------  --------------------

-------------------------------------  --------------------  --------------------  -------------------  --------------------
               Spread @ Center Price           356                   382                  270                   154
                                 WAL         9.30641               9.48647              9.09821               8.73210
                            Mod Durn          4.134                 4.158                4.158                 4.153
                       Mod Convexity          0.266                 0.269                0.270                 0.270
                    Principal Window     Jun99 to Feb29        Jun99 to Feb29        Jun99 to Feb29       Jun99 to Feb29
                       Maturity #mos           357                   357                  357                   357

                                          0.00 (0.00%)                               29,553,816.42         56,671,098.43
                   Total Collat Loss                            0.00 (0.00%)            (2.50%)               (4.80%)

                              Prepay       At 100 CPR             At 0 CPR              At 0 CPR             At 0 CPR
                                         During any pts,
                          No prepays         any YM
               Lockout and penalties     Include penalty       Include penalty      Include penalty       Include penalty

               Extension, if balloon          None                  None                  None                 None
                     Increase Coupon
                     Pay Exten Princ

                             Default        At 0 CDR              At 0 CDR              At 1 CDR             At 2 CDR
                       Loss Severity           0%                    30%                  30%                   30%

                   Servicer Advances      100% of P & I         100% of P & I        100% of P & I         100% of P & I
                        Recovery Lag          0 mos                12 mos                12 mos               12 mos

                 Optional Redemption     Calls ASAP (N)        Calls ASAP (N)        Calls ASAP (N)       Calls ASAP (N)

                          Shock (bp)            0                     0                    0                     0


Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final
Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION
OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

FUNCM99C2_RED2, CLASS IO--PRICE/YIELD

CUSIP
Coupon                                0.005
Delay                                  14
Stated Maturity                        N/A
Type                               SEN WAC IO


Face                            $1,181,529,533.00
Original Balance                $1,181,529,533.00
Current Balance                 $1,181,529,533.00
Factor                                  1


Settle at Pricing
Accrual begins                       5/1/99
Factor Date                            N/A

YIELD CURVE:  Spread off interpolated node

3MO=5.079,   6MO=5.079,  1YR=5.079,   2YR=5.079,   3YR=5.123333333,   5YR=5.212,
10YR=5.32, 30YR=5.701





-------------------------------------  --------------------  --------------------  -------------------  --------------------
                                        0CPR; EXT0MO 100%     0CPR; EXT0MO 100%     0CPR; EXT0MO 100%     0CPR; EXT0MO 100%
                                        0% RULES; 3CDR,30%    0% RULES; 4CDR,30%    0% RULES; 5CDR,30%    0% RULES; 0CDR,30%
               PRICE                    ADV100% LAG12; 0BP    ADV100% LAG12; 0BP    ADV100% LAG12; 0BP    ADV100% LAG12; 0BP
                                                                                                                 Yield
-------------------------------------  --------------------  --------------------  -------------------  --------------------
               5-12+                         6.1782                4.8552                3.3440               9.6771
                5-13                         6.1079                4.7841                3.2706               9.6071
               5-13+                         6.0379                4.7133                3.1975               9.5376
                5-14                         5.9683                4.6428                3.1248               9.4683
               5-14+                         5.8990                4.5727                3.0524               9.3994
                5-15                         5.8300                4.5029                2.9803               9.3308
               5-15+                         5.7614                4.4334                2.9086               9.2625
                5-16                         5.6930                4.3642                2.8371               9.1945
               5-16+                         5.6250                4.2954                2.7660               9.1269
                5-17                         5.5573                4.2269                2.6952               9.0595
               5-17+                         5.4900                4.1587                2.6248               8.9925
                5-18                         5.4229                4.0908                2.5546               8.9258
               5-18+                         5.3562                4.0233                2.4848               8.8594
                5-19                         5.2897                3.9560                2.4153               8.7933
               5-19+                         5.2236                3.8891                2.3460               8.7275
                5-20                         5.1578                3.8224                2.2771               8.6620
               5-20+                         5.0923                3.7561                2.2085               8.5968
-------------------------------------  --------------------  --------------------  -------------------  --------------------

-------------------------------------  --------------------  --------------------  -------------------  --------------------
               Spread @ Center Price           34                    -98                  -251                  382
                                 WAL         8.38665               8.06048              7.75231               9.48647
                            Mod Durn          4.136                 4.086                3.955                 4.158
                       Mod Convexity          0.268                 0.260                0.233                 0.269
                    Principal Window     Jun99 to Feb29        Jun99 to Feb29        Jun99 to Feb29       Jun99 to Feb29
                       Maturity #mos           357                   357                  357                   357

                                          81,554,640.15        104,389,019.93        125,342,489.09
                   Total Collat Loss         (6.90%)               (8.84%)              (10.61%)           0.00 (0.00%)

                              Prepay        At 0 CPR              At 0 CPR              At 0 CPR             At 0 CPR
                          No prepays
               Lockout and penalties     Include penalty       Include penalty      Include penalty       Include penalty

               Extension, if balloon          None                  None                  None                 None
                     Increase Coupon
                     Pay Exten Princ

                             Default        At 3 CDR              At 4 CDR              At 5 CDR             At 0 CDR
                       Loss Severity           30%                   30%                  30%                   0.3

                   Servicer Advances      100% of P & I         100% of P & I        100% of P & I         100% of P & I
                        Recovery Lag         12 mos                12 mos                12 mos               12 mos

                 Optional Redemption     Calls ASAP (N)        Calls ASAP (N)        Calls ASAP (N)       Calls ASAP (N)

                          Shock (bp)            0                     0                    0                     0


Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final
Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION
OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

FUNCM99C2_RED2, CLASS IO--PRICE/YIELD

CUSIP
Coupon                                0.005
Delay                                  14
Stated Maturity                        N/A
Type                               SEN WAC IO


Face                            $1,181,529,533.00
Original Balance                $1,181,529,533.00
Current Balance                 $1,181,529,533.00
Factor                                  1


Settle at Pricing
Accrual begins                       5/1/99
Factor Date                            N/A

YIELD CURVE:  Spread off interpolated node

3MO=5.079,   6MO=5.079,  1YR=5.079,   2YR=5.079,   3YR=5.123333333,   5YR=5.212,
10YR=5.32, 30YR=5.701

-------------------------------------  --------------------  --------------------  -------------------  --------------------
                                         0CPR; EXT0MO 100%     0CPR; EXT0MO 100%     0CPR; EXT0MO 100%     0CPR; EXT0MO 100%
                                        0% RULES; 0 FOR 24    0% RULES; 0 FOR 24    0% RULES; 0 FOR 24    0% RULES; 0 FOR 24
                                             1CDR, 30%             2CDR, 30%             3CDR, 30%             4CDR, 30%
               PRICE                    ADV100% LAG12; 0BP    ADV100% LAG12; 0BP    ADV100% LAG12; 0BP    ADV100% LAG12; 0BP

-------------------------------------  --------------------  --------------------  -------------------  --------------------
               5-12+                         9.0351                8.3757                7.7151               7.0193
                5-13                         8.9648                8.3048                7.6436               6.9470
               5-13+                         8.8947                8.2342                7.5724               6.8751
                5-14                         8.8250                8.1640                7.5016               6.8035
               5-14+                         8.7556                8.0941                7.4311               6.7323
                5-15                         8.6866                8.0245                7.3609               6.6614
               5-15+                         8.6179                7.9552                7.2911               6.5908
                5-16                         8.5495                7.8863                7.2216               6.5206
               5-16+                         8.4814                7.8177                7.1524               6.4507
                5-17                         8.4136                7.7494                7.0836               6.3811
               5-17+                         8.3462                7.6814                7.0150               6.3119
                5-18                         8.2790                7.6138                6.9468               6.2429
               5-18+                         8.2122                7.5464                6.8789               6.1743
                5-19                         8.1457                7.4794                6.8113               6.1060
               5-19+                         8.0795                7.4127                6.7441               6.0380
                5-20                         8.0136                7.3463                6.6771               5.9704
               5-20+                         7.9479                7.2801                6.6104               5.9030
-------------------------------------  --------------------  --------------------  -------------------  --------------------

-------------------------------------  --------------------  --------------------  -------------------  --------------------
               Spread @ Center Price           318                   252                  186                   116
                                 WAL         9.24234               9.00983              8.78825               8.57692
                            Mod Durn          4.131                 4.099                4.066                 4.023
                       Mod Convexity          0.266                 0.262                0.257                 0.252
                    Principal Window     Jun99 to Feb29        Jun99 to Feb29        Jun99 to Feb29       Jun99 to Feb29
                       Maturity #mos           357                   357                  357                   357

                                          23,035,031.75         44,550,516.42        64,652,819.92         83,439,431.36
                   Total Collat Loss         (1.95%)               (3.77%)              (5.47%)               (7.06%)

                              Prepay        At 0 CPR              At 0 CPR              At 0 CPR             At 0 CPR
                          No prepays
               Lockout and penalties     Include penalty       Include penalty      Include penalty       Include penalty

               Extension, if balloon          None                  None                  None                 None
                     Increase Coupon
                     Pay Exten Princ

                             Default    At 0 for 24 1 CDR     At 0 for 24 2 CDR    At 0 for 24 3 CDR     At 0 for 24 4 CDR
                       Loss Severity           0.3                   0.3                  30%                   30%
                   Servicer Advances      100% of P & I         100% of P & I        100% of P & I         100% of P & I
                        Recovery Lag         12 mos                12 mos                12 mos               12 mos

                 Optional Redemption     Calls ASAP (N)        Calls ASAP (N)        Calls ASAP (N)       Calls ASAP (N)

                          Shock (bp)            0                     0                    0                     0



Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final
Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION
OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

FUNCM99C2_RED2, CLASS IO--PRICE/YIELD

CUSIP
Coupon                                0.005
Delay                                  14
Stated Maturity                        N/A
Type                               SEN WAC IO


Face                            $1,181,529,533.00
Original Balance                $1,181,529,533.00
Current Balance                 $1,181,529,533.00
Factor                                  1


Settle at Pricing
Accrual begins                       5/1/99
Factor Date                            N/A

YIELD CURVE:  Spread off interpolated node

3MO=5.079,   6MO=5.079,  1YR=5.079,   2YR=5.079,   3YR=5.123333333,   5YR=5.212,
10YR=5.32, 30YR=5.701



-------------------------------------  --------------------  --------------------  -------------------  --------------------
                                        0CPR; EXT0MO 100%     100CPR YM; EXT0MO    100CPR YM; EXT0MO     100CPR YM; EXT0MO
                                       0% RULES; 0 FOR 24      100% 0% RULES;        100% 0% RULES;       100% 0% RULES;
                                        5CDR,30% ADV100%      0CDR,30% ADV100%      1CDR,30% ADV100%     2CDR,30% ADV100%
               PRICE                       LAG12; 0BP            LAG12; 0BP            LAG12; 0BP           LAG12; 0BP
                                                                    Yield
-------------------------------------  --------------------  --------------------  -------------------  --------------------
               5-12+                         6.2772                9.3247                8.1952               7.0267
                5-13                         6.2039                9.2538                8.1243               6.9557
               5-13+                         6.1310                9.1833                8.0538               6.8850
                5-14                         6.0584                9.1131                7.9836               6.8146
               5-14+                         5.9862                9.0432                7.9137               6.7446
                5-15                         5.9143                8.9736                7.8441               6.6749
               5-15+                         5.8427                8.9044                7.7749               6.6055
                5-16                         5.7715                8.8355                7.7060               6.5365
               5-16+                         5.7006                8.7669                7.6374               6.4678
                5-17                         5.6300                8.6986                7.5691               6.3994
               5-17+                         5.5598                8.6307                7.5012               6.3313
                5-18                         5.4899                8.5630                7.4335               6.2635
               5-18+                         5.4203                8.4957                7.3662               6.1960
                5-19                         5.3510                8.4286                7.2991               6.1288
               5-19+                         5.2820                8.3619                7.2324               6.0620
                5-20                         5.2134                8.2955                7.1660               5.9954
               5-20+                         5.1451                8.2294                7.0999               5.9292
-------------------------------------  --------------------  --------------------  -------------------  --------------------

-------------------------------------  --------------------  --------------------  -------------------  --------------------
               Spread @ Center Price           42                    346                  234                   118
                                 WAL         8.37523               9.24419              8.88002               8.53556
                            Mod Durn          3.967                 4.100                4.100                 4.092
                       Mod Convexity          0.243                 0.259                0.259                 0.259
                    Principal Window     Jun99 to Feb29        Jun99 to Sep23        Jun99 to Nov23       Jun99 to Nov23
                       Maturity #mos           357                   292                  294                   294

                                         100,999,880.76                              29,367,040.64         56,353,165.78
                   Total Collat Loss         (8.55%)            0.00 (0.00%)            (2.49%)               (4.77%)

                              Prepay        At 0 CPR             At 100 CPR            At 100 CPR           At 100 CPR
                          No prepays                            During any YM        During any YM         During any YM
               Lockout and penalties     Include penalty       Include penalty      Include penalty       Include penalty

               Extension, if balloon          None                  None                  None                 None
                     Increase Coupon
                     Pay Exten Princ

                             Default    At 0 for 24 5 CDR         At 0 CDR              At 1 CDR             At 2 CDR
                       Loss Severity           30%                   0.3                  0.3                   0.3
                   Servicer Advances      100% of P & I         100% of P & I        100% of P & I         100% of P & I
                        Recovery Lag         12 mos                12 mos                12 mos               12 mos

                 Optional Redemption     Calls ASAP (N)        Calls ASAP (N)        Calls ASAP (N)       Calls ASAP (N)

                          Shock (bp)            0                     0                    0                     0



Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final
Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION
OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

FUNCM99C2_RED2, CLASS IO--PRICE/YIELD

CUSIP
Coupon                                0.005
Delay                                  14
Stated Maturity                        N/A
Type                               SEN WAC IO


Face                            $1,181,529,533.00
Original Balance                $1,181,529,533.00
Current Balance                 $1,181,529,533.00
Factor                                  1


Settle at Pricing
Accrual begins                       5/1/99
Factor Date                            N/A

YIELD CURVE:  Spread off interpolated node

3MO=5.079,   6MO=5.079,  1YR=5.079,   2YR=5.079,   3YR=5.123333333,   5YR=5.212,
10YR=5.32, 30YR=5.701



-------------------------------------  --------------------  --------------------  -------------------  --------------------
                                        100CPR YM; EXT0MO     100CPR YM; EXT0MO    100CPR YM; EXT0MO     100CPR YM; EXT0MO
                                         100% 0% RULES;        100% 0% RULES;        100% 0% RULES;       100% 0% RULES;
                                        3CDR,30% ADV100%      4CDR,30% ADV100%      5CDR,30% ADV100%     0CDR,30% ADV100%
               PRICE                       LAG12; 0BP            LAG12; 0BP            LAG12; 0BP           LAG12; 0BP
                                                                                                               Yield
-------------------------------------  --------------------  --------------------  -------------------  --------------------
               5-12+                         5.8140                4.5106                3.0220               9.3247
                5-13                         5.7427                4.4385                2.9479               9.2538
               5-13+                         5.6717                4.3667                2.8742               9.1833
                5-14                         5.6010                4.2953                2.8007               9.1131
               5-14+                         5.5306                4.2243                2.7276               9.0432
                5-15                         5.4606                4.1535                2.6549               8.9736
               5-15+                         5.3910                4.0831                2.5824               8.9044
                5-16                         5.3216                4.0131                2.5103               8.8355
               5-16+                         5.2526                3.9433                2.4385               8.7669
                5-17                         5.1838                3.8739                2.3671               8.6986
               5-17+                         5.1155                3.8047                2.2959               8.6307
                5-18                         5.0474                3.7360                2.2251               8.5630
               5-18+                         4.9796                3.6675                2.1545               8.4957
                5-19                         4.9121                3.5993                2.0843               8.4286
               5-19+                         4.8450                3.5314                2.0144               8.3619
                5-20                         4.7781                3.4639                1.9448               8.2955
               5-20+                         4.7116                3.3966                1.8756               8.2294
-------------------------------------  --------------------  --------------------  -------------------  --------------------

-------------------------------------  --------------------  --------------------  -------------------  --------------------
               Spread @ Center Price           -3                   -133                  -283                  346
                                 WAL         8.20956               7.90090              7.60850               9.24419
                            Mod Durn          4.074                 4.032                3.917                 4.100
                       Mod Convexity          0.256                 0.250                0.227                 0.259
                    Principal Window     Jun99 to Nov23        Jun99 to Nov23        Jun99 to Nov23       Jun99 to Sep23
                       Maturity #mos           294                   294                  294                   292

                                          81,148,878.39        103,928,863.83        124,853,440.93
                   Total Collat Loss         (6.87%)               (8.80%)              (10.57%)           0.00 (0.00%)

                              Prepay       At 100 CPR            At 100 CPR            At 100 CPR           At 100 CPR
                          No prepays      During any YM         During any YM        During any YM         During any YM

               Lockout and penalties     Include penalty       Include penalty      Include penalty       Include penalty

               Extension, if balloon          None                  None                  None                 None
                     Increase Coupon
                     Pay Exten Princ

                             Default        At 3 CDR              At 4 CDR              At 5 CDR             At 0 CDR
                       Loss Severity           30%                   30%                  30%                   0.3

                   Servicer Advances      100% of P & I         100% of P & I        100% of P & I         100% of P & I
                        Recovery Lag         12 mos                12 mos                12 mos               12 mos

                 Optional Redemption     Calls ASAP (N)        Calls ASAP (N)        Calls ASAP (N)       Calls ASAP (N)

                          Shock (bp)            0                     0                    0                     0



Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final
Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION
OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

FUNCM99C2_RED2, CLASS IO--PRICE/YIELD

CUSIP
Coupon                                0.005
Delay                                  14
Stated Maturity                        N/A
Type                               SEN WAC IO


Face                            $1,181,529,533.00
Original Balance                $1,181,529,533.00
Current Balance                 $1,181,529,533.00
Factor                                  1


Settle at Pricing
Accrual begins                       5/1/99
Factor Date                            N/A

YIELD CURVE:  Spread off interpolated node

3MO=5.079,   6MO=5.079,  1YR=5.079,   2YR=5.079,   3YR=5.123333333,   5YR=5.212,
10YR=5.32, 30YR=5.701


-------------------------------------  --------------------  --------------------  -------------------  --------------------
                                        100CPR YM; EXT0MO     100CPR YM; EXT0MO    100CPR YM; EXT0MO     100CPR YM; EXT0MO
                                        100% 0% RULES; 0      100% 0% RULES; 0      100% 0% RULES; 0     100% 0% RULES; 0
                                         FOR 24 1CDR,30%       FOR 24 2CDR,30%      FOR 24 3CDR,30%       FOR 24 4CDR,30%
               PRICE                   ADV100% LAG12; 0BP    ADV100% LAG12; 0BP    ADV100% LAG12; 0BP   ADV100% LAG12; 0BP

-------------------------------------  --------------------  --------------------  -------------------  --------------------
               5-12+                         8.6923                8.0345                7.3736               6.6852
                5-13                         8.6210                7.9626                7.3011               6.6120
               5-13+                         8.5500                7.8911                7.2290               6.5391
                5-14                         8.4794                7.8199                7.1572               6.4666
               5-14+                         8.4091                7.7490                7.0857               6.3944
                5-15                         8.3391                7.6785                7.0146               6.3225
               5-15+                         8.2694                7.6083                6.9438               6.2510
                5-16                         8.2001                7.5384                6.8734               6.1798
               5-16+                         8.1311                7.4689                6.8032               6.1090
                5-17                         8.0624                7.3996                6.7334               6.0384
               5-17+                         7.9940                7.3307                6.6639               5.9682
                5-18                         7.9259                7.2621                6.5948               5.8983
               5-18+                         7.8582                7.1939                6.5259               5.8288
                5-19                         7.7907                7.1259                6.4574               5.7595
               5-19+                         7.7236                7.0582                6.3892               5.6906
                5-20                         7.6568                6.9909                6.3212               5.6220
               5-20+                         7.5902                6.9238                6.2536               5.5537
-------------------------------------  --------------------  --------------------  -------------------  --------------------

-------------------------------------  --------------------  --------------------  -------------------  --------------------
               Spread @ Center Price           283                   217                  151                   82
                                 WAL         9.01972               8.80518              8.60004               8.40376
                            Mod Durn          4.075                 4.044                4.010                 3.969
                       Mod Convexity          0.256                 0.252                0.248                 0.242
                    Principal Window     Jun99 to Nov23        Jun99 to Nov23        Jun99 to Nov23       Jun99 to Nov23
                       Maturity #mos           294                   294                  294                   294

                                          22,844,463.67         44,219,474.52        64,221,571.38         82,940,130.04
                   Total Collat Loss         (1.93%)               (3.74%)              (5.44%)               (7.02%)

                              Prepay       At 100 CPR            At 100 CPR            At 100 CPR           At 100 CPR
                          No prepays      During any YM         During any YM        During any YM         During any YM

               Lockout and penalties     Include penalty       Include penalty      Include penalty       Include penalty

               Extension, if balloon          None                  None                  None                 None
                     Increase Coupon
                     Pay Exten Princ

                             Default    At 0 for 24 1 CDR     At 0 for 24 2 CDR    At 0 for 24 3 CDR     At 0 for 24 4 CDR
                       Loss Severity           0.3                   0.3                  30%                   30%
                   Servicer Advances      100% of P & I         100% of P & I        100% of P & I         100% of P & I
                        Recovery Lag         12 mos                12 mos                12 mos               12 mos

                 Optional Redemption     Calls ASAP (N)        Calls ASAP (N)        Calls ASAP (N)       Calls ASAP (N)

                          Shock (bp)            0                     0                    0                     0



Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final
Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION
OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

FUNCM99C2_RED2, CLASS IO--PRICE/YIELD

CUSIP
Coupon                                0.005
Delay                                  14
Stated Maturity                        N/A
Type                               SEN WAC IO


Face                            $1,181,529,533.00
Original Balance                $1,181,529,533.00
Current Balance                 $1,181,529,533.00
Factor                                  1


Settle at Pricing
Accrual begins                       5/1/99
Factor Date                            N/A

YIELD CURVE:  Spread off interpolated node

3MO=5.079,   6MO=5.079,  1YR=5.079,   2YR=5.079,   3YR=5.123333333,   5YR=5.212,
10YR=5.32, 30YR=5.701



-------------------------------------  --------------------
                                        100CPR YM; EXT0MO
                                        100% 0% RULES; 0
                                         FOR 24 5CDR,30%
               PRICE                   ADV100% LAG12; 0BP

-------------------------------------  --------------------
               5-12+                         5.9592
                5-13                         5.8850

               5-13+                         5.8112
                5-14                         5.7377

               5-14+                         5.6646
                5-15                         5.5918

               5-15+                         5.5193
                5-16                         5.4472

               5-16+                         5.3754
                5-17                         5.3039

               5-17+                         5.2328
                5-18                         5.1620

               5-18+                         5.0915
                5-19                         5.0214

               5-19+                         4.9515
                5-20                         4.8820

               5-20+                         4.8128

-------------------------------------  --------------------

-------------------------------------  --------------------
               Spread @ Center Price            9
                                 WAL         8.21588

                            Mod Durn          3.918
                       Mod Convexity          0.235

                    Principal Window     Jun99 to Nov23
                       Maturity #mos           294

                                         100,457,999.14

                   Total Collat Loss         (8.50%)

                              Prepay       At 100 CPR
                          No prepays      During any YM

               Lockout and penalties     Include penalty

               Extension, if balloon          None
                     Increase Coupon
                     Pay Exten Princ

                             Default    At 0 for 24 5 CDR
                       Loss Severity           30%

                   Servicer Advances      100% of P & I
                        Recovery Lag         12 mos

                 Optional Redemption     Calls ASAP (N)

                          Shock (bp)            0
Investors  should  read the  Underwriters'  Statement  which  accompanies  these
Computational  Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final
Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION
OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

















                             UNDERWRITERS' STATEMENT
                             COMPUTATIONAL MATERIALS

                 FIRST UNION NATIONAL BANK- CHASE MANHATTAN BANK
                           COMMERCIAL MORTGAGE TRUST-
                  COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES
                                 SERIES 1999-C2
________________________________________________________________________________
The attached tables and statistical analysis (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by First Union Capital Markets Corp. and Chase Securities Inc. (collectively, the "Underwriter") and not by the issuer of the certificates identified above (the "Offered Certificates") or any other party. The issuer of the Offered Certificates has not prepared or taken part in the preparation of these materials. None of the Underwriters, the issuer of the Offered Certificates, or any other party makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated herein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials reflect future performance. These Computational Materials should not be construed as either a prediction or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment and other assumptions and actual experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the Offered Certificates may differ from those shown in the Computational Materials due to difference between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the Offered Certificates has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Offered
Certificates has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Offered Certificates in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered Certificates for definitive terms of the Offered Certificates and the collateral.

Please be advised that mortgage-backed and/or asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in these Offered Certificates.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

FUNCM99C2_RED2, CLASS COLLAT--CASH FLOWS

CUSIP                                                All tranches-full face                 Settle at Pricing
Coupon                 7.277678                      Original Balance    $1,181,529,533.96  Accrual begins  5/1/99
Delay                  14                            Current Balance     $1,181,529,533.96  Factor Date     N/A
Stated Maturity        N/A                           Factor              1
Type                   Collateral
YIELD CURVE:  Spread off interpolated node
3MO=4.776, 6MO=4.776, 1YR=4.776, 2YR=5.071, 3YR=5.12133333333, 5YR=5.222, 10YR=5.357, 30YR=5.677

                          0CPR; Ext0mo 100% 0% rules;
Date                        0CDR,0% adv100% lag0; 0bp
20-May-99                                     100.00
15-May-00                                      98.88
15-May-01                                      97.67
15-May-02                                      96.37
15-May-03                                      94.95
15-May-04                                      92.56
15-May-05                                      90.89
15-May-06                                      87.89
15-May-07                                      85.98
15-May-08                                      83.50
15-May-09                                      11.27
15-May-10                                       9.76
15-May-11                                       9.13
15-May-12                                       6.48
15-May-13                                       5.14
15-May-14                                       4.28
15-May-15                                       3.70
15-May-16                                       3.16
15-May-17                                       2.05
15-May-18                                       1.49
15-May-19                                       0.95
15-May-20                                       0.66
15-May-21                                       0.23
15-May-22                                       0.18
15-May-23                                       0.14
15-May-24                                       0.09
15-May-25                                       0.08
15-May-26                                       0.06
15-May-27                                       0.04
15-May-28                                       0.01
15-May-29                                       0.00

WAL                                          9.48647
Princ Window                           Jun 99-Feb 29
Prepay                                      At 0 CPR
No prepays
Lockout and penalties                Include penalty

Extension, if balloon                           None
Increase Coupon
Pay Exten Princ

Default                                     At 0 CDR
Loss Severity                                     0%
Servicer Advances                      100% of P & I
Recovery Lag                                   0 mos

Optional Redemption                   Calls ASAP (N)

Shock (bp)                                         0






















                             UNDERWRITERS' STATEMENT
                             COMPUTATIONAL MATERIALS

                 FIRST UNION NATIONAL BANK- CHASE MANHATTAN BANK
                           COMMERCIAL MORTGAGE TRUST-
                  COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES
                                 SERIES 1999-C2
________________________________________________________________________________
The attached tables and statistical analysis (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by First Union Capital Markets Corp. and Chase Securities Inc. (collectively, the "Underwriter") and not by the issuer of the certificates identified above (the "Offered Certificates") or any other party. The issuer of the Offered Certificates has not prepared or taken part in the preparation of these materials. None of the Underwriters, the issuer of the Offered Certificates, or any other party makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated herein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials reflect future performance. These Computational Materials should not be construed as either a prediction or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment and other assumptions and actual experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the Offered Certificates may differ from those shown in the Computational Materials due to difference between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the Offered Certificates has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Offered
Certificates has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Offered Certificates in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered Certificates for definitive terms of the Offered Certificates and the collateral.

Please be advised that mortgage-backed and/or asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in these Offered Certificates.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

FUCMC BOND ANALYZER                               CMBS Sensitivity Analysis
                                                  -------------------------

             ISSUE    FUNCM 99C2
                      ----------
           TRANCHE        IO                             YIELD CURVE
                      ----------               ------------------------------
             CUSIP                              2YR    5YR      10YR     30YR
                      ----------               ------------------------------
             PRICE      5-16+                  5.079  5.212    5.320    5.701
                      ----------               ------------------------------
       SETTLE DATE     5/20/99
                      ----------
        PRICE DATE
                      ----------


                                                                 10% CPR 50% CPR 100% CPR
                                                                 ------- ------- --------
   YIELD CHANGE (BP) FOR PREPAYMENTS AFTER LO, YM, AND PENALTIES   -1       -4      -27
         YIELD CHANGE (BP) FOR PREPAYMENTS DURING PENALTY PERIOD   -3      -10      -36
  YIELD CHANGE (BP) FOR PREPAYMENTS DURING YM (YIELD CURVE UNCH)   23       65       71
YIELD CHANGE (BP) FOR PREPAYMENTS DURING YM (YIELD CURVE -100BP)   28       76       87
YIELD CHANGE (BP) FOR PREPAYMENTS DURING YM (YIELD CURVE +100BP)   15       47       44
YIELD CHANGE (BP) FOR PREPAYMENTS DURING YM (YIELD CURVE +200BP)  -47     -124     -187


                                                                                 1% CDR  2% CDR  3% CDR  4% CDR
                                                                                 ------  ------  ------  ------
                         YIELD CHANGE (BP) FOR DEFAULTS ASSUMING NO PREPAYMENTS  -140    -282    -426    -578
YIELD CHANGE (BP) FOR DEFAULTS ASSUMING 100 CPR DURING YM (YIELD CURVE -100 BP)  -128    -261    -401    -548


SCENARIO              PREPAY ASSUMPTN        YIELD         DEFAULT ASSUMPTN           PREPAY WHEN ...
                   --------------------                    -----------------          ----------------
    #               UNIT         RATE        SHOCK         UNIT        RATE
---------------------------------------------------------------------------------------------------------------------
       1            CPR         0.00%        0.00%         CDR         0.00%             After All Penalties
       2            CPR         10.00%       0.00%         CDR         0.00%             After All Penalties
       3            CPR         50.00%       0.00%         CDR         0.00%             After All Penalties
       4            CPR        100.00%       0.00%         CDR         0.00%             After All Penalties
---------------------------------------------------------------------------------------------------------------------
       5            CPR         10.00%       0.00%         CDR         0.00%           After Yield Maintenance
       6            CPR         50.00%       0.00%         CDR         0.00%           After Yield Maintenance
       7            CPR        100.00%       0.00%         CDR         0.00%           After Yield Maintenance
---------------------------------------------------------------------------------------------------------------------
       8            CPR         10.00%       0.00%         CDR         0.00%           After Lock Out Periods
       9            CPR         50.00%       0.00%         CDR         0.00%           After Lock Out Periods
      10            CPR        100.00%       0.00%         CDR         0.00%           After Lock Out Periods
---------------------------------------------------------------------------------------------------------------------
      11            CPR         10.00%       -1.00%        CDR         0.00%           After Lock Out Periods
      12            CPR         50.00%       -1.00%        CDR         0.00%           After Lock Out Periods
      13            CPR        100.00%       -1.00%        CDR         0.00%           After Lock Out Periods
---------------------------------------------------------------------------------------------------------------------
      14            CPR         10.00%       1.00%         CDR         0.00%           After Lock Out Periods
      15            CPR         50.00%       1.00%         CDR         0.00%           After Lock Out Periods
      16            CPR        100.00%       1.00%         CDR         0.00%           After Lock Out Periods
---------------------------------------------------------------------------------------------------------------------
      17            CPR         10.00%       2.00%         CDR         0.00%           After Lock Out Periods
      18            CPR         50.00%       2.00%         CDR         0.00%           After Lock Out Periods
      19            CPR        100.00%       2.00%         CDR         0.00%           After Lock Out Periods
---------------------------------------------------------------------------------------------------------------------
      20            CPR         0.00%        0.00%         CDR         1.00%             After All Penalties
      21            CPR         0.00%        0.00%         CDR         2.00%             After All Penalties
      22            CPR         0.00%        0.00%         CDR         3.00%             After All Penalties
      23            CPR         0.00%        0.00%         CDR         4.00%             After All Penalties
---------------------------------------------------------------------------------------------------------------------
      24            CPR        100.00%       -1.00%        CDR         1.00%           After Lock Out Periods
      25            CPR        100.00%       -1.00%        CDR         2.00%           After Lock Out Periods
      26            CPR        100.00%       -1.00%        CDR         3.00%           After Lock Out Periods
      27            CPR        100.00%       -1.00%        CDR         4.00%           After Lock Out Periods

(Table Continued)


SCENARIO
      #           YIELD         WAL         MODDUR      SPRD(BP)      TSY MAT      WIN BEG      WIN END
-----------------------------------------------------------------------------------------------------------
      1           9.107        9.466        4.146         376          9.47        6/15/99      3/15/19
-----------------------------------------------------------------------------------------------------------
      2           9.101        9.463        4.145         376          9.46        6/15/99      3/15/19
      3           9.072        9.444        4.143         373          9.44        6/15/99      3/15/19
      4           8.840        9.288        4.123         350          9.29        6/15/99      3/15/19
-----------------------------------------------------------------------------------------------------------
      5           9.076        9.444        4.136         373          9.44        6/15/99      10/15/18
      6           9.007        9.398        4.120         367          9.40        6/15/99      6/15/18
      7           8.750        9.227        4.092         341          9.23        6/15/99      4/15/18
-----------------------------------------------------------------------------------------------------------
      8           9.334        9.170        4.029         400          9.17        6/15/99      10/15/18
      9           9.758        8.757        3.793         443          8.76        6/15/99      6/15/18
      10          9.819        8.468        3.607         450          8.47        6/15/99      4/15/18
-----------------------------------------------------------------------------------------------------------
      11          9.386        9.170        4.028         405          9.17        6/15/99      10/15/18
      12          9.867        8.757        3.778         454          8.76        6/15/99      6/15/18
      13          9.980        8.468        3.582         466          8.47        6/15/99      4/15/18
-----------------------------------------------------------------------------------------------------------
      14          9.259        9.170        4.034         392          9.17        6/15/99      10/15/18
      15          9.574        8.757        3.819         425          8.76        6/15/99      6/15/18
      16          9.545        8.468        3.653         423          8.47        6/15/99      4/15/18
-----------------------------------------------------------------------------------------------------------
      17          8.638        9.170        4.101         330          9.17        6/15/99      10/15/18
      18          7.868        8.757        4.065         254          8.76        6/15/99      6/15/18
      19          7.239        8.468        4.055         192          8.47        6/15/99      4/15/18
-----------------------------------------------------------------------------------------------------------
      20          7.707        8.993        4.176         238          8.99        6/15/99      10/15/18
      21          6.291        8.549        4.202          97          8.55        6/15/99      6/15/18
      22          4.850        8.131        4.221         -46          8.13        6/15/99      12/15/17
      23          3.327        7.738        4.219         -197         7.74        6/15/99      5/15/17
-----------------------------------------------------------------------------------------------------------
      24          8.698        8.068        3.608         339          8.07        6/15/99      12/15/17
      25          7.367        7.690        3.635         207          7.69        6/15/99      5/15/17
      26          5.972        7.333        3.654          69          7.33        6/15/99      10/15/16
      27          4.501        6.995        3.663         -77          7.00        6/15/99      1/15/16


THIS ANALYSIS MUST NOT BE PRINTED WITHOUT THE FOLLOWING INFORMATION:

Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.


















                             UNDERWRITERS' STATEMENT
                             COMPUTATIONAL MATERIALS

                 FIRST UNION NATIONAL BANK- CHASE MANHATTAN BANK
                           COMMERCIAL MORTGAGE TRUST-
                  COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES
                                 SERIES 1999-C2
________________________________________________________________________________
The attached tables and statistical analysis (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by First Union Capital Markets Corp. and Chase Securities Inc. (collectively, the "Underwriter") and not by the issuer of the certificates identified above (the "Offered Certificates") or any other party. The issuer of the Offered Certificates has not prepared or taken part in the preparation of these materials. None of the Underwriters, the issuer of the Offered Certificates, or any other party makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated herein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials reflect future performance. These Computational Materials should not be construed as either a prediction or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment and other assumptions and actual experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the Offered Certificates may differ from those shown in the Computational Materials due to difference between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the Offered Certificates has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Offered
Certificates has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Offered Certificates in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered Certificates for definitive terms of the Offered Certificates and the collateral.

Please be advised that mortgage-backed and/or asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in these Offered Certificates.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

FUNCM99C2_RED2, CLASS A1--PRICE/YIELD

-------------------------------------------------------
CUSIP
Coupon                                6.245
Delay                                   14
Stated Maturity                        N/A
Type                                 SEN FIX
-------------------------------------------------------

-------------------------------------------------------
Face                             $203,500,000.00
Original Balance                 $203,500,000.00
Current Balance                  $203,500,000.00
Factor                                  1
-------------------------------------------------------

-------------------------------------------------------
Settle at Pricing
Accrual begins                        5/1/99
Factor Date                            N/A
-------------------------------------------------------
YIELD CURVE:  Spread off interpolated node
3MO=5.079,   6MO=5.079,  1YR=5.079,   2YR=5.079,   3YR=5.123333333,   5YR=5.212,
10YR=5.32, 30YR=5.701

-------------------------------------  --------------------  --------------------  -------------------  --------------------
               PRICE                     0 CPR AFTER LO        10 CPR AFTER LO      15 CPR AFTER LO       25 CPR AFTER LO
                                              Yield
-------------------------------------  --------------------  --------------------  -------------------  --------------------
               100-12                        6.1840                6.4431                6.5471               6.7291
               100-14                        6.1696                6.4263                6.5294               6.7099
               100-16                        6.1553                6.4095                6.5117               6.6907
               100-18                        6.1409                6.3927                6.4940               6.6715
               100-20                        6.1266                6.3760                6.4763               6.6523
               100-22                        6.1123                6.3592                6.4587               6.6331
               100-24                        6.0980                6.3425                6.4411               6.6140
               100-26                        6.0837                6.3258                6.4234               6.5949
               100-28                        6.0694                6.3091                6.4058               6.5758
               100-30                        6.0551                6.2925                6.3882               6.5567
               101-00                        6.0409                6.2758                6.3707               6.5376
               101-02                        6.0266                6.2592                6.3531               6.5185
               101-04                        6.0124                6.2425                6.3356               6.4995
               101-06                        5.9982                6.2259                6.3181               6.4805
               101-08                        5.9840                6.2093                6.3005               6.4615
               101-10                        5.9698                6.1928                6.2830               6.4425
               101-12                        5.9556                6.1762                6.2656               6.4235
-------------------------------------  --------------------  --------------------  -------------------  --------------------

-------------------------------------  --------------------  --------------------  -------------------  --------------------
               Spread @ Center Price           85                    112                  123                   142
                                 WAL         5.39176               4.47773              4.20842               3.83284
                            Mod Durn          4.327                 3.703                3.510                 3.233
                       Mod Convexity          0.254                 0.181                0.161                 0.135
                    Principal Window     Jun99 to Jun08        Jun99 to Feb07        Jun99 to Jul06       Jun99 to Dec05
                       Maturity #mos           109                   93                    86                   79
                   Total Collat Loss      0.00 (0.00%)          0.00 (0.00%)          0.00 (0.00%)         0.00 (0.00%)

                              Prepay        At 0 CPR              At 10 CPR            At 15 CPR             At 25 CPR
                          No prepays
               Lockout and penalties     Include penalty       Include penalty      Include penalty       Include penalty

               Extension, if balloon          None                  None                  None                 None
                     Increase Coupon
                     Pay Exten Princ

                             Default        At 0 CDR              At 0 CDR              At 0 CDR             At 0 CDR
                       Loss Severity            0                     0                    0                     0
                   Servicer Advances      100% of P & I         100% of P & I        100% of P & I         100% of P & I
                        Recovery Lag          0 mos                 0 mos                0 mos                 0 mos
-------------------------------------  --------------------  --------------------  -------------------  --------------------

(table continued)

-------------------------------------  --------------------  --------------------  -------------------
               PRICE                     50 CPR AFTER LO       75 CPR AFTER LO      100 CPR AFTER LO
-------------------------------------  --------------------  --------------------  -------------------
               100-12                        7.0683                7.2980                7.5977
               100-14                        7.0460                7.2734                7.5696
               100-16                        7.0238                7.2489                7.5414
               100-18                        7.0016                7.2245                7.5133
               100-20                        6.9795                7.2000                7.4852
               100-22                        6.9573                7.1756                7.4572
               100-24                        6.9352                7.1512                7.4292
               100-26                        6.9130                7.1268                7.4012
               100-28                        6.8909                7.1024                7.3732
               100-30                        6.8689                7.0781                7.3452
               101-00                        6.8468                7.0537                7.3173
               101-02                        6.8248                7.0294                7.2894
               101-04                        6.8027                7.0051                7.2615
               101-06                        6.7807                6.9809                7.2337
               101-08                        6.7588                6.9566                7.2059
               101-10                        6.7368                6.9324                7.1781
               101-12                        6.7149                6.9082                7.1503
-------------------------------------  --------------------  --------------------  -------------------

-------------------------------------  --------------------  --------------------  -------------------
               Spread @ Center Price           176                   198                  227
                                 WAL         3.25331               2.92351              2.53453
                            Mod Durn          2.796                 2.535                2.209
                       Mod Convexity          0.099                 0.081                0.063
                    Principal Window     Jun99 to Mar05        Jun99 to Oct04        Jun99 to Sep04
                       Maturity #mos           70                    65                    64
                   Total Collat Loss      0.00 (0.00%)          0.00 (0.00%)          0.00 (0.00%)

                              Prepay        At 50 CPR             At 75 CPR            At 100 CPR
                          No prepays
               Lockout and penalties     Include penalty       Include penalty      Include penalty

               Extension, if balloon          None                  None                  None
                     Increase Coupon
                     Pay Exten Princ

                             Default        At 0 CDR              At 0 CDR              At 0 CDR
                       Loss Severity            0                     0                    0
                   Servicer Advances      100% of P & I         100% of P & I        100% of P & I
                        Recovery Lag          0 mos                 0 mos                0 mos
-------------------------------------  --------------------  --------------------  -------------------

Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final
Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION
OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.


FUNCM99C2_RED2, CLASS A1--PRICE/YIELD

-------------------------------------------------------
CUSIP
Coupon                                6.245
Delay                                   14
Stated Maturity                        N/A
Type                                 SEN FIX
-------------------------------------------------------

-------------------------------------------------------
Face                             $203,500,000.00
Original Balance                 $203,500,000.00
Current Balance                  $203,500,000.00
Factor                                  1
-------------------------------------------------------

-------------------------------------------------------
Settle at Pricing
Accrual begins                        5/1/99
Factor Date                            N/A
-------------------------------------------------------
YIELD CURVE:  Spread off interpolated node
3MO=5.079,   6MO=5.079,  1YR=5.079,   2YR=5.079,   3YR=5.123333333,   5YR=5.212,
10YR=5.32, 30YR=5.701

-------------------------------------  --------------------  --------------------  -------------------  --------------------
               PRICE                     0 CPR AFTER YM        10 CPR AFTER YM      15 CPR AFTER YM       25 CPR AFTER YM
                                              Yield
-------------------------------------  --------------------  --------------------  -------------------  --------------------
               100-12                        6.1840                6.1840                6.1839               6.1839
               100-14                        6.1696                6.1696                6.1696               6.1695
               100-16                        6.1553                6.1552                6.1552               6.1551
               100-18                        6.1409                6.1409                6.1408               6.1408
               100-20                        6.1266                6.1265                6.1265               6.1264
               100-22                        6.1123                6.1122                6.1122               6.1121
               100-24                        6.0980                6.0979                6.0979               6.0978
               100-26                        6.0837                6.0836                6.0836               6.0835
               100-28                        6.0694                6.0693                6.0693               6.0692
               100-30                        6.0551                6.0550                6.0550               6.0549
               101-00                        6.0409                6.0408                6.0407               6.0406
               101-02                        6.0266                6.0265                6.0265               6.0264
               101-04                        6.0124                6.0123                6.0122               6.0121
               101-06                        5.9982                5.9981                5.9980               5.9979
               101-08                        5.9840                5.9839                5.9838               5.9837
               101-10                        5.9698                5.9697                5.9696               5.9695
               101-12                        5.9556                5.9555                5.9554               5.9553
-------------------------------------  --------------------  --------------------  -------------------  --------------------

-------------------------------------  --------------------  --------------------  -------------------  --------------------
               Spread @ Center Price           85                    85                    85                   85
                                 WAL         5.39176               5.38918              5.38781               5.38486
                            Mod Durn          4.327                 4.325                4.324                 4.323
                       Mod Convexity          0.254                 0.254                0.254                 0.253
                    Principal Window     Jun99 to Jun08        Jun99 to Jun08        Jun99 to Jun08       Jun99 to Jun08
                       Maturity #mos           109                   109                  109                   109
                   Total Collat Loss      0.00 (0.00%)          0.00 (0.00%)          0.00 (0.00%)         0.00 (0.00%)

                              Prepay        At 0 CPR              At 10 CPR            At 15 CPR             At 25 CPR
                          No prepays      During any YM         During any YM        During any YM         During any YM
               Lockout and penalties     Include penalty       Include penalty      Include penalty       Include penalty

               Extension, if balloon          None                  None                  None                 None
                     Increase Coupon
                     Pay Exten Princ

                             Default        At 0 CDR              At 0 CDR              At 0 CDR             At 0 CDR
                       Loss Severity            0                     0                    0                     0
                   Servicer Advances      100% of P & I         100% of P & I        100% of P & I         100% of P & I
                        Recovery Lag          0 mos                 0 mos                0 mos                 0 mos
-------------------------------------  --------------------  --------------------  -------------------  --------------------

(table continued)

-------------------------------------  --------------------  --------------------  -------------------
               PRICE                     50 CPR AFTER YM       75 CPR AFTER YM      100 CPR AFTER YM
-------------------------------------  --------------------  --------------------  -------------------
               100-12                        6.1838                6.1836                6.1827
               100-14                        6.1694                6.1692                6.1682
               100-16                        6.1550                6.1548                6.1537
               100-18                        6.1406                6.1404                6.1393
               100-20                        6.1262                6.1260                6.1248
               100-22                        6.1119                6.1116                6.1104
               100-24                        6.0976                6.0973                6.0959
               100-26                        6.0832                6.0829                6.0815
               100-28                        6.0689                6.0686                6.0671
               100-30                        6.0546                6.0543                6.0527
               101-00                        6.0403                6.0400                6.0383
               101-02                        6.0261                6.0257                6.0239
               101-04                        6.0118                6.0114                6.0096
               101-06                        5.9976                5.9972                5.9952
               101-08                        5.9833                5.9829                5.9809
               101-10                        5.9691                5.9687                5.9666
               101-12                        5.9549                5.9545                5.9523
-------------------------------------  --------------------  --------------------  -------------------

-------------------------------------  --------------------  --------------------  -------------------
               Spread @ Center Price           85                    85                    85
                                 WAL         5.37753               5.36871              5.33018
                            Mod Durn          4.318                 4.313                4.288
                       Mod Convexity          0.253                 0.252                0.249
                    Principal Window     Jun99 to May08        Jun99 to Apr08        Jun99 to Feb08
                       Maturity #mos           108                   107                  105
                   Total Collat Loss      0.00 (0.00%)          0.00 (0.00%)          0.00 (0.00%)

                              Prepay        At 50 CPR             At 75 CPR            At 100 CPR
                          No prepays      During any YM         During any YM        During any YM
               Lockout and penalties     Include penalty       Include penalty      Include penalty

               Extension, if balloon          None                  None                  None
                     Increase Coupon
                     Pay Exten Princ

                             Default        At 0 CDR              At 0 CDR              At 0 CDR
                       Loss Severity            0                     0                    0
                   Servicer Advances      100% of P & I         100% of P & I        100% of P & I
                        Recovery Lag          0 mos                 0 mos                0 mos
-------------------------------------  --------------------  --------------------  -------------------
Investors  should  read the  Underwriters'  Statement  which  accompanies  these
Computational  Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final
Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION
OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.


FUNCM99C2_RED2, CLASS A2--PRICE/YIELD

-------------------------------------------------------
CUSIP
Coupon                                6.522
Delay                                   14
Stated Maturity                        N/A
Type                                 SEN FIX
-------------------------------------------------------
-------------------------------------------------------
Face                             $673,785,678.00
Original Balance                 $673,785,678.00
Current Balance                  $673,785,678.00
Factor                                  1
-------------------------------------------------------
-------------------------------------------------------
Settle at Pricing
Accrual begins                        5/1/99
Factor Date                            N/A
-------------------------------------------------------
YIELD CURVE:  Spread off interpolated node
3MO=5.079,   6MO=5.079,  1YR=5.079,   2YR=5.079,   3YR=5.123333333,   5YR=5.212,
10YR=5.32, 30YR=5.701

-------------------------------------  --------------------  --------------------  -------------------  --------------------
               PRICE                     0 CPR AFTER LO        10 CPR AFTER LO      15 CPR AFTER LO       25 CPR AFTER LO
                                              Yield
-------------------------------------  --------------------  --------------------  -------------------  --------------------
               101-00                        6.4316                6.4347                6.4369               6.4380
               101-02                        6.4227                6.4258                6.4279               6.4289
               101-04                        6.4138                6.4168                6.4189               6.4199
               101-06                        6.4049                6.4079                6.4100               6.4108
               101-08                        6.3961                6.3990                6.4010               6.4018
               101-10                        6.3872                6.3901                6.3920               6.3928
               101-12                        6.3784                6.3812                6.3831               6.3838
               101-14                        6.3695                6.3723                6.3742               6.3748
               101-16                        6.3607                6.3634                6.3652               6.3658
               101-18                        6.3519                6.3545                6.3563               6.3568
               101-20                        6.3431                6.3456                6.3474               6.3478
               101-22                        6.3342                6.3367                6.3385               6.3388
               101-24                        6.3254                6.3279                6.3296               6.3299
               101-26                        6.3166                6.3190                6.3207               6.3209
               101-28                        6.3078                6.3102                6.3118               6.3119
               101-30                        6.2991                6.3013                6.3029               6.3030
               102-00                        6.2903                6.2925                6.2940               6.2940
-------------------------------------  --------------------  --------------------  -------------------  --------------------

-------------------------------------  --------------------  --------------------  -------------------  --------------------
               Spread @ Center Price           105                   105                  106                   106
                                 WAL         9.58679               9.50324              9.45038               9.36067
                            Mod Durn          6.949                 6.904                6.874                 6.823
                       Mod Convexity          0.583                 0.575                0.570                 0.562
                    Principal Window     Jun08 to Apr09        Feb07 to Apr09        Jul06 to Apr09       Dec05 to Apr09
                       Maturity #mos           119                   119                  119                   119
                   Total Collat Loss      0.00 (0.00%)          0.00 (0.00%)          0.00 (0.00%)         0.00 (0.00%)

                              Prepay        At 0 CPR              At 10 CPR            At 15 CPR             At 25 CPR
                          No prepays
               Lockout and penalties     Include penalty       Include penalty      Include penalty       Include penalty

               Extension, if balloon          None                  None                  None                 None
                     Increase Coupon
                     Pay Exten Princ

                             Default        At 0 CDR              At 0 CDR              At 0 CDR             At 0 CDR
                       Loss Severity            0                     0                    0                     0
                   Servicer Advances      100% of P & I         100% of P & I        100% of P & I         100% of P & I
                        Recovery Lag          0 mos                 0 mos                0 mos                 0 mos

-------------------------------------  --------------------  --------------------  -------------------  --------------------

(table continued)

-------------------------------------  --------------------  --------------------  -------------------
               PRICE                     50 CPR AFTER LO       75 CPR AFTER LO      100 CPR AFTER LO
-------------------------------------  --------------------  --------------------  -------------------
               101-00                        6.4338                6.4296                6.4262
               101-02                        6.4247                6.4204                6.4169
               101-04                        6.4156                6.4112                6.4076
               101-06                        6.4064                6.4021                6.3984
               101-08                        6.3973                6.3929                6.3891
               101-10                        6.3882                6.3838                6.3798
               101-12                        6.3791                6.3747                6.3706
               101-14                        6.3700                6.3656                6.3613
               101-16                        6.3610                6.3564                6.3521
               101-18                        6.3519                6.3473                6.3429
               101-20                        6.3428                6.3382                6.3337
               101-22                        6.3338                6.3291                6.3244
               101-24                        6.3247                6.3201                6.3152
               101-26                        6.3157                6.3110                6.3060
               101-28                        6.3066                6.3019                6.2968
               101-30                        6.2976                6.2928                6.2877
               102-00                        6.2886                6.2838                6.2785
-------------------------------------  --------------------  --------------------  -------------------

-------------------------------------  --------------------  --------------------  -------------------
               Spread @ Center Price           106                   105                  105
                                 WAL         9.25383               9.20838              9.04353
                            Mod Durn          6.761                 6.735                6.647
                       Mod Convexity          0.552                 0.548                0.532
                    Principal Window     Mar05 to Mar09        Oct04 to Mar09        Sep04 to Jan09
                       Maturity #mos           118                   118                  116
                   Total Collat Loss      0.00 (0.00%)          0.00 (0.00%)          0.00 (0.00%)

                              Prepay        At 50 CPR             At 75 CPR            At 100 CPR
                          No prepays
               Lockout and penalties     Include penalty       Include penalty      Include penalty

               Extension, if balloon          None                  None                  None
                     Increase Coupon
                     Pay Exten Princ

                             Default        At 0 CDR              At 0 CDR              At 0 CDR
                       Loss Severity            0                     0                    0
                   Servicer Advances      100% of P & I         100% of P & I        100% of P & I
                        Recovery Lag          0 mos                 0 mos                0 mos
-------------------------------------  --------------------  --------------------  -------------------

Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final
Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION
OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.


FUNCM99C2_RED2, CLASS A2--PRICE/YIELD

-------------------------------------------------------
CUSIP
Coupon                                6.522
Delay                                   14
Stated Maturity                        N/A
Type                                 SEN FIX
-------------------------------------------------------

-------------------------------------------------------
Face                             $673,785,678.00
Original Balance                 $673,785,678.00
Current Balance                  $673,785,678.00
Factor                                  1
-------------------------------------------------------

-------------------------------------------------------
Settle at Pricing
Accrual begins                        5/1/99
Factor Date                            N/A
-------------------------------------------------------
YIELD CURVE:  Spread off interpolated node
3MO=5.079,   6MO=5.079,  1YR=5.079,   2YR=5.079,   3YR=5.123333333,   5YR=5.212,
10YR=5.32, 30YR=5.701

-------------------------------------  --------------------  --------------------  -------------------  --------------------
               PRICE                     0 CPR AFTER YM        10 CPR AFTER YM      15 CPR AFTER YM       25 CPR AFTER YM
                                              Yield
-------------------------------------  --------------------  --------------------  -------------------  --------------------
               101-00                        6.4316                6.4315                6.4315               6.4314
               101-02                        6.4227                6.4226                6.4226               6.4225
               101-04                        6.4138                6.4137                6.4137               6.4136
               101-06                        6.4049                6.4049                6.4048               6.4047
               101-08                        6.3961                6.3960                6.3960               6.3959
               101-10                        6.3872                6.3871                6.3871               6.3870
               101-12                        6.3784                6.3783                6.3782               6.3781
               101-14                        6.3695                6.3694                6.3694               6.3693
               101-16                        6.3607                6.3606                6.3606               6.3604
               101-18                        6.3519                6.3518                6.3517               6.3516
               101-20                        6.3431                6.3430                6.3429               6.3428
               101-22                        6.3342                6.3341                6.3341               6.3340
               101-24                        6.3254                6.3253                6.3253               6.3251
               101-26                        6.3166                6.3165                6.3165               6.3163
               101-28                        6.3078                6.3077                6.3077               6.3075
               101-30                        6.2991                6.2989                6.2989               6.2987
               102-00                        6.2903                6.2902                6.2901               6.2899
-------------------------------------  --------------------  --------------------  -------------------  --------------------

-------------------------------------  --------------------  --------------------  -------------------  --------------------
               Spread @ Center Price           105                   105                  105                   105
                                 WAL         9.58679               9.58134              9.57846               9.57229
                            Mod Durn          6.949                 6.946                6.945                 6.942
                       Mod Convexity          0.583                 0.582                0.582                 0.581
                    Principal Window     Jun08 to Apr09        Jun08 to Apr09        Jun08 to Apr09       Jun08 to Apr09
                       Maturity #mos           119                   119                  119                   119
                   Total Collat Loss      0.00 (0.00%)          0.00 (0.00%)          0.00 (0.00%)         0.00 (0.00%)

                              Prepay        At 0 CPR              At 10 CPR            At 15 CPR             At 25 CPR
                          No prepays      During any YM         During any YM        During any YM         During any YM
               Lockout and penalties     Include penalty       Include penalty      Include penalty       Include penalty

               Extension, if balloon          None                  None                  None                 None
                     Increase Coupon
                     Pay Exten Princ

                             Default        At 0 CDR              At 0 CDR              At 0 CDR             At 0 CDR
                       Loss Severity            0                     0                    0                     0
                   Servicer Advances      100% of P & I         100% of P & I        100% of P & I         100% of P & I
                        Recovery Lag          0 mos                 0 mos                0 mos                 0 mos
-------------------------------------  --------------------  --------------------  -------------------  --------------------

(table continued)

-------------------------------------  --------------------  --------------------  -------------------
               PRICE                     50 CPR AFTER YM       75 CPR AFTER YM      100 CPR AFTER YM
-------------------------------------  --------------------  --------------------  -------------------
               101-00                        6.4311                6.4308                6.4282
               101-02                        6.4222                6.4218                6.4192
               101-04                        6.4133                6.4129                6.4101
               101-06                        6.4044                6.4040                6.4011
               101-08                        6.3956                6.3951                6.3921
               101-10                        6.3867                6.3862                6.3830
               101-12                        6.3778                6.3773                6.3740
               101-14                        6.3690                6.3684                6.3650
               101-16                        6.3601                6.3596                6.3560
               101-18                        6.3512                6.3507                6.3470
               101-20                        6.3424                6.3418                6.3380
               101-22                        6.3336                6.3330                6.3290
               101-24                        6.3247                6.3241                6.3201
               101-26                        6.3159                6.3153                6.3111
               101-28                        6.3071                6.3064                6.3021
               101-30                        6.2983                6.2976                6.2932
               102-00                        6.2895                6.2888                6.2842
-------------------------------------  --------------------  --------------------  -------------------

-------------------------------------  --------------------  --------------------  -------------------
               Spread @ Center Price           105                   105                  105
                                 WAL         9.55321               9.52425              9.34190
                            Mod Durn          6.932                 6.916                6.820
                       Mod Convexity          0.579                 0.577                0.559
                    Principal Window     May08 to Apr09        Apr08 to Apr09        Feb08 to Feb09
                       Maturity #mos           119                   119                  117
                   Total Collat Loss      0.00 (0.00%)          0.00 (0.00%)          0.00 (0.00%)

                              Prepay        At 50 CPR             At 75 CPR            At 100 CPR
                          No prepays      During any YM         During any YM        During any YM
               Lockout and penalties     Include penalty       Include penalty      Include penalty

               Extension, if balloon          None                  None                  None
                     Increase Coupon
                     Pay Exten Princ

                             Default        At 0 CDR              At 0 CDR              At 0 CDR
                       Loss Severity            0                     0                    0
                   Servicer Advances      100% of P & I         100% of P & I        100% of P & I
                        Recovery Lag          0 mos                 0 mos                0 mos
-------------------------------------  --------------------  --------------------  -------------------
Investors  should  read the  Underwriters'  Statement  which  accompanies  these
Computational  Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final
Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION
OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.


FUNCM99C2_RED2, CLASS B--PRICE/YIELD

-------------------------------------------------------
CUSIP
Coupon                                6.652
Delay                                   14
Stated Maturity                        N/A
Type                                 JUN FIX
-------------------------------------------------------

-------------------------------------------------------
Face                              $47,261,182.00
Original Balance                  $47,261,182.00
Current Balance                   $47,261,182.00
Factor                                  1
-------------------------------------------------------

-------------------------------------------------------
Settle at Pricing
Accrual begins                        5/1/99
Factor Date                            N/A
-------------------------------------------------------
YIELD CURVE:  Spread off interpolated node
3MO=5.079,   6MO=5.079,  1YR=5.079,   2YR=5.079,   3YR=5.123333333,   5YR=5.212,
10YR=5.32, 30YR=5.701

-------------------------------------  --------------------  --------------------  -------------------  --------------------
               PRICE                     0 CPR AFTER LO        10 CPR AFTER LO      15 CPR AFTER LO       25 CPR AFTER LO
                                              Yield
-------------------------------------  --------------------  --------------------  -------------------  --------------------
               101-00                        6.5675                6.5679                6.5679               6.5678
               101-02                        6.5588                6.5591                6.5591               6.5591
               101-04                        6.5501                6.5504                6.5504               6.5503
               101-06                        6.5414                6.5417                6.5417               6.5416
               101-08                        6.5326                6.5330                6.5330               6.5329
               101-10                        6.5239                6.5243                6.5243               6.5242
               101-12                        6.5152                6.5156                6.5156               6.5155
               101-14                        6.5066                6.5069                6.5069               6.5068
               101-16                        6.4979                6.4982                6.4982               6.4981
               101-18                        6.4892                6.4895                6.4895               6.4895
               101-20                        6.4805                6.4809                6.4809               6.4808
               101-22                        6.4719                6.4722                6.4722               6.4721
               101-24                        6.4632                6.4635                6.4636               6.4635
               101-26                        6.4546                6.4549                6.4549               6.4548
               101-28                        6.4459                6.4463                6.4463               6.4462
               101-30                        6.4373                6.4376                6.4376               6.4375
               102-00                        6.4286                6.4290                6.4290               6.4289
-------------------------------------  --------------------  --------------------  -------------------  --------------------

-------------------------------------  --------------------  --------------------  -------------------  --------------------
               Spread @ Center Price           118                   118                  118                   118
                                 WAL         9.90278               9.90278              9.90278               9.90278
                            Mod Durn          7.070                 7.070                7.070                 7.070
                       Mod Convexity          0.608                 0.608                0.608                 0.608
                    Principal Window     Apr09 to Apr09        Apr09 to Apr09        Apr09 to Apr09       Apr09 to Apr09
                       Maturity #mos           119                   119                  119                   119
                   Total Collat Loss      0.00 (0.00%)          0.00 (0.00%)          0.00 (0.00%)         0.00 (0.00%)

                              Prepay        At 0 CPR              At 10 CPR            At 15 CPR             At 25 CPR
                          No prepays
               Lockout and penalties     Include penalty       Include penalty      Include penalty       Include penalty

               Extension, if balloon          None                  None                  None                 None
                     Increase Coupon
                     Pay Exten Princ

                             Default        At 0 CDR              At 0 CDR              At 0 CDR             At 0 CDR
                       Loss Severity            0                     0                    0                     0
                   Servicer Advances      100% of P & I         100% of P & I        100% of P & I         100% of P & I
                        Recovery Lag          0 mos                 0 mos                0 mos                 0 mos
-------------------------------------  --------------------  --------------------  -------------------  --------------------

(table continued)

-------------------------------------  --------------------  --------------------  -------------------
               PRICE                     50 CPR AFTER LO       75 CPR AFTER LO      100 CPR AFTER LO
-------------------------------------  --------------------  --------------------  -------------------
               101-00                        6.5675                6.5669                6.5652
               101-02                        6.5587                6.5581                6.5563
               101-04                        6.5500                6.5494                6.5475
               101-06                        6.5413                6.5406                6.5386
               101-08                        6.5326                6.5319                6.5298
               101-10                        6.5239                6.5232                6.5210
               101-12                        6.5152                6.5144                6.5122
               101-14                        6.5065                6.5057                6.5034
               101-16                        6.4978                6.4970                6.4946
               101-18                        6.4891                6.4883                6.4858
               101-20                        6.4804                6.4796                6.4770
               101-22                        6.4717                6.4709                6.4682
               101-24                        6.4631                6.4622                6.4595
               101-26                        6.4544                6.4535                6.4507
               101-28                        6.4458                6.4448                6.4419
               101-30                        6.4371                6.4362                6.4332
               102-00                        6.4285                6.4275                6.4244
-------------------------------------  --------------------  --------------------  -------------------

-------------------------------------  --------------------  --------------------  -------------------
               Spread @ Center Price           118                   118                  118
                                 WAL         9.89119               9.85043              9.72057
                            Mod Durn          7.064                 7.043                6.977
                       Mod Convexity          0.607                 0.603                0.590
                    Principal Window     Mar09 to Apr09        Mar09 to Apr09        Jan09 to Feb09
                       Maturity #mos           119                   119                  117
                   Total Collat Loss      0.00 (0.00%)          0.00 (0.00%)          0.00 (0.00%)

                              Prepay        At 50 CPR             At 75 CPR            At 100 CPR
                          No prepays
               Lockout and penalties     Include penalty       Include penalty      Include penalty

               Extension, if balloon          None                  None                  None
                     Increase Coupon
                     Pay Exten Princ

                             Default        At 0 CDR              At 0 CDR              At 0 CDR
                       Loss Severity            0                     0                    0
                   Servicer Advances      100% of P & I         100% of P & I        100% of P & I
                        Recovery Lag          0 mos                 0 mos                0 mos
-------------------------------------  --------------------  --------------------  -------------------

Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final
Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION
OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.



FUNCM99C2_RED2, CLASS B--PRICE/YIELD

-------------------------------------------------------
CUSIP
Coupon                                6.652
Delay                                   14
Stated Maturity                        N/A
Type                                 JUN FIX
-------------------------------------------------------

-------------------------------------------------------
Face                              $47,261,182.00
Original Balance                  $47,261,182.00
Current Balance                   $47,261,182.00
Factor                                  1
-------------------------------------------------------

-------------------------------------------------------
Settle at Pricing
Accrual begins                        5/1/99
Factor Date                            N/A
-------------------------------------------------------
YIELD CURVE:  Spread off interpolated node
3MO=5.079,   6MO=5.079,  1YR=5.079,   2YR=5.079,   3YR=5.123333333,   5YR=5.212,
10YR=5.32, 30YR=5.701

-------------------------------------  --------------------  --------------------  -------------------  --------------------
               PRICE                     0 CPR AFTER YM        10 CPR AFTER YM      15 CPR AFTER YM       25 CPR AFTER YM
                                              Yield
-------------------------------------  --------------------  --------------------  -------------------  --------------------
               101-00                        6.5675                6.5675                6.5675               6.5675
               101-02                        6.5588                6.5588                6.5588               6.5588
               101-04                        6.5501                6.5501                6.5501               6.5501
               101-06                        6.5414                6.5414                6.5414               6.5414
               101-08                        6.5326                6.5326                6.5326               6.5326
               101-10                        6.5239                6.5239                6.5239               6.5239
               101-12                        6.5152                6.5152                6.5152               6.5152
               101-14                        6.5066                6.5066                6.5066               6.5066
               101-16                        6.4979                6.4979                6.4979               6.4979
               101-18                        6.4892                6.4892                6.4892               6.4892
               101-20                        6.4805                6.4805                6.4805               6.4805
               101-22                        6.4719                6.4719                6.4719               6.4719
               101-24                        6.4632                6.4632                6.4632               6.4632
               101-26                        6.4546                6.4546                6.4546               6.4546
               101-28                        6.4459                6.4459                6.4459               6.4459
               101-30                        6.4373                6.4373                6.4373               6.4373
               102-00                        6.4286                6.4287                6.4287               6.4287
-------------------------------------  --------------------  --------------------  -------------------  --------------------

-------------------------------------  --------------------  --------------------  -------------------  --------------------
               Spread @ Center Price           118                   118                  118                   118
                                 WAL         9.90278               9.90278              9.90278               9.90278
                            Mod Durn          7.070                 7.070                7.070                 7.070
                       Mod Convexity          0.608                 0.608                0.608                 0.608
                    Principal Window     Apr09 to Apr09        Apr09 to Apr09        Apr09 to Apr09       Apr09 to Apr09
                       Maturity #mos           119                   119                  119                   119
                   Total Collat Loss      0.00 (0.00%)          0.00 (0.00%)          0.00 (0.00%)         0.00 (0.00%)

                              Prepay        At 0 CPR              At 10 CPR            At 15 CPR             At 25 CPR
                          No prepays      During any YM         During any YM        During any YM         During any YM
               Lockout and penalties     Include penalty       Include penalty      Include penalty       Include penalty

               Extension, if balloon          None                  None                  None                 None
                     Increase Coupon
                     Pay Exten Princ

                             Default        At 0 CDR              At 0 CDR              At 0 CDR             At 0 CDR
                       Loss Severity            0                     0                    0                     0
                   Servicer Advances      100% of P & I         100% of P & I        100% of P & I         100% of P & I
                        Recovery Lag          0 mos                 0 mos                0 mos                 0 mos
-------------------------------------  --------------------  --------------------  -------------------  --------------------

(table continued)

-------------------------------------  --------------------  --------------------  -------------------
               PRICE                     50 CPR AFTER YM       75 CPR AFTER YM      100 CPR AFTER YM
-------------------------------------  --------------------  --------------------  -------------------
               101-00                        6.5675                6.5675                6.5654
               101-02                        6.5588                6.5588                6.5565
               101-04                        6.5501                6.5501                6.5477
               101-06                        6.5414                6.5414                6.5389
               101-08                        6.5327                6.5327                6.5301
               101-10                        6.5239                6.5240                6.5213
               101-12                        6.5153                6.5153                6.5125
               101-14                        6.5066                6.5066                6.5037
               101-16                        6.4979                6.4979                6.4949
               101-18                        6.4892                6.4892                6.4861
               101-20                        6.4805                6.4805                6.4773
               101-22                        6.4719                6.4719                6.4685
               101-24                        6.4632                6.4632                6.4598
               101-26                        6.4546                6.4546                6.4510
               101-28                        6.4459                6.4459                6.4423
               101-30                        6.4373                6.4373                6.4335
               102-00                        6.4287                6.4287                6.4248
-------------------------------------  --------------------  --------------------  -------------------

-------------------------------------  --------------------  --------------------  -------------------
               Spread @ Center Price           118                   118                  118
                                 WAL         9.90278               9.90278              9.73611
                            Mod Durn          7.070                 7.070                6.985
                       Mod Convexity          0.608                 0.608                0.592
                    Principal Window     Apr09 to Apr09        Apr09 to Apr09        Feb09 to Feb09
                       Maturity #mos           119                   119                  117
                   Total Collat Loss      0.00 (0.00%)          0.00 (0.00%)          0.00 (0.00%)

                              Prepay        At 50 CPR             At 75 CPR            At 100 CPR
                          No prepays      During any YM         During any YM        During any YM
               Lockout and penalties     Include penalty       Include penalty      Include penalty

               Extension, if balloon          None                  None                  None
                     Increase Coupon
                     Pay Exten Princ

                             Default        At 0 CDR              At 0 CDR              At 0 CDR
                       Loss Severity            0                     0                    0
                   Servicer Advances      100% of P & I         100% of P & I        100% of P & I
                        Recovery Lag          0 mos                 0 mos                0 mos
-------------------------------------  --------------------  --------------------  -------------------

Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final
Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION
OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.


FUNCM99C2_RED2, CLASS C--PRICE/YIELD

-------------------------------------------------------
CUSIP
Coupon                                 6.8
Delay                                   14
Stated Maturity                        N/A
Type                                 JUN FIX
-------------------------------------------------------

-------------------------------------------------------
Face                              $62,030,300.00
Original Balance                  $62,030,300.00
Current Balance                   $62,030,300.00
Factor                                  1
-------------------------------------------------------

-------------------------------------------------------
Settle at Pricing
Accrual begins                        5/1/99
Factor Date                            N/A
-------------------------------------------------------
YIELD CURVE:  Spread off interpolated node
3MO=5.079,   6MO=5.079,  1YR=5.079,   2YR=5.079,   3YR=5.123333333,   5YR=5.212,
10YR=5.32, 30YR=5.701

-------------------------------------  --------------------  --------------------  -------------------  --------------------
               PRICE                     0 CPR AFTER LO        10 CPR AFTER LO      15 CPR AFTER LO       25 CPR AFTER LO
                                              Yield
-------------------------------------  --------------------  --------------------  -------------------  --------------------
               101-00                        6.7177                6.7180                6.7180               6.7179
               101-02                        6.7089                6.7092                6.7092               6.7091
               101-04                        6.7001                6.7004                6.7004               6.7004
               101-06                        6.6913                6.6917                6.6917               6.6916
               101-08                        6.6825                6.6829                6.6829               6.6828
               101-10                        6.6738                6.6741                6.6741               6.6740
               101-12                        6.6650                6.6654                6.6654               6.6653
               101-14                        6.6563                6.6566                6.6566               6.6565
               101-16                        6.6475                6.6479                6.6479               6.6478
               101-18                        6.6388                6.6391                6.6391               6.6390
               101-20                        6.6301                6.6304                6.6304               6.6303
               101-22                        6.6213                6.6217                6.6217               6.6216
               101-24                        6.6126                6.6130                6.6130               6.6129
               101-26                        6.6039                6.6043                6.6043               6.6042
               101-28                        6.5952                6.5955                6.5956               6.5955
               101-30                        6.5865                6.5869                6.5869               6.5868
               102-00                        6.5778                6.5782                6.5782               6.5781
-------------------------------------  --------------------  --------------------  -------------------  --------------------

-------------------------------------  --------------------  --------------------  -------------------  --------------------
               Spread @ Center Price           133                   133                  133                   133
                                 WAL         9.90523               9.90278              9.90278               9.90278
                            Mod Durn          7.021                 7.020                7.020                 7.020
                       Mod Convexity          0.602                 0.602                0.602                 0.602
                    Principal Window     Apr09 to May09        Apr09 to Apr09        Apr09 to Apr09       Apr09 to Apr09
                       Maturity #mos           120                   119                  119                   119
                   Total Collat Loss      0.00 (0.00%)          0.00 (0.00%)          0.00 (0.00%)         0.00 (0.00%)

                              Prepay        At 0 CPR              At 10 CPR            At 15 CPR             At 25 CPR
                          No prepays
               Lockout and penalties     Include penalty       Include penalty      Include penalty       Include penalty

               Extension, if balloon          None                  None                  None                 None
                     Increase Coupon
                     Pay Exten Princ

                             Default        At 0 CDR              At 0 CDR              At 0 CDR             At 0 CDR
                       Loss Severity            0                     0                    0                     0
                   Servicer Advances      100% of P & I         100% of P & I        100% of P & I         100% of P & I
                        Recovery Lag          0 mos                 0 mos                0 mos                 0 mos
-------------------------------------  --------------------  --------------------  -------------------  --------------------

(table continued)

-------------------------------------  --------------------  --------------------  -------------------
               PRICE                     50 CPR AFTER LO       75 CPR AFTER LO      100 CPR AFTER LO
-------------------------------------  --------------------  --------------------  -------------------
               101-00                        6.7177                6.7177                6.7155
               101-02                        6.7090                6.7089                6.7066
               101-04                        6.7002                6.7001                6.6977
               101-06                        6.6914                6.6913                6.6888
               101-08                        6.6826                6.6826                6.6799
               101-10                        6.6739                6.6738                6.6711
               101-12                        6.6651                6.6650                6.6622
               101-14                        6.6563                6.6563                6.6533
               101-16                        6.6476                6.6475                6.6445
               101-18                        6.6389                6.6388                6.6356
               101-20                        6.6301                6.6301                6.6268
               101-22                        6.6214                6.6213                6.6180
               101-24                        6.6127                6.6126                6.6092
               101-26                        6.6040                6.6039                6.6003
               101-28                        6.5953                6.5952                6.5915
               101-30                        6.5866                6.5865                6.5827
               102-00                        6.5779                6.5778                6.5739
-------------------------------------  --------------------  --------------------  -------------------

-------------------------------------  --------------------  --------------------  -------------------
               Spread @ Center Price           133                   133                  133
                                 WAL         9.90278               9.90278              9.73611
                            Mod Durn          7.020                 7.020                6.936
                       Mod Convexity          0.602                 0.602                0.586
                    Principal Window     Apr09 to Apr09        Apr09 to Apr09        Feb09 to Feb09
                       Maturity #mos           119                   119                  117
                   Total Collat Loss      0.00 (0.00%)          0.00 (0.00%)          0.00 (0.00%)

                              Prepay        At 50 CPR             At 75 CPR            At 100 CPR
                          No prepays
               Lockout and penalties     Include penalty       Include penalty      Include penalty

               Extension, if balloon          None                  None                  None
                     Increase Coupon
                     Pay Exten Princ

                             Default        At 0 CDR              At 0 CDR              At 0 CDR
                       Loss Severity            0                     0                    0
                   Servicer Advances      100% of P & I         100% of P & I        100% of P & I
                        Recovery Lag          0 mos                 0 mos                0 mos
-------------------------------------  --------------------  --------------------  -------------------

Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final
Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION
OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.


FUNCM99C2_RED2, CLASS C--PRICE/YIELD

-------------------------------------------------------
CUSIP
Coupon                                 6.8
Delay                                   14
Stated Maturity                        N/A
Type                                 JUN FIX
-------------------------------------------------------

-------------------------------------------------------
Face                              $62,030,300.00
Original Balance                  $62,030,300.00
Current Balance                   $62,030,300.00
Factor                                  1
-------------------------------------------------------

-------------------------------------------------------
Settle at Pricing
Accrual begins                        5/1/99
Factor Date                            N/A
-------------------------------------------------------
YIELD CURVE:  Spread off interpolated node
3MO=5.079,   6MO=5.079,  1YR=5.079,   2YR=5.079,   3YR=5.123333333,   5YR=5.212,
10YR=5.32, 30YR=5.701

-------------------------------------  --------------------  --------------------  -------------------  --------------------
               PRICE                     0 CPR AFTER YM        10 CPR AFTER YM      15 CPR AFTER YM       25 CPR AFTER YM
                                              Yield
-------------------------------------  --------------------  --------------------  -------------------  --------------------
               101-00                        6.7177                6.7176                6.7176               6.7176
               101-02                        6.7089                6.7088                6.7088               6.7089
               101-04                        6.7001                6.7001                6.7001               6.7001
               101-06                        6.6913                6.6913                6.6913               6.6913
               101-08                        6.6825                6.6825                6.6825               6.6825
               101-10                        6.6738                6.6737                6.6737               6.6738
               101-12                        6.6650                6.6650                6.6650               6.6650
               101-14                        6.6563                6.6562                6.6562               6.6562
               101-16                        6.6475                6.6475                6.6475               6.6475
               101-18                        6.6388                6.6388                6.6388               6.6388
               101-20                        6.6301                6.6300                6.6300               6.6300
               101-22                        6.6213                6.6213                6.6213               6.6213
               101-24                        6.6126                6.6126                6.6126               6.6126
               101-26                        6.6039                6.6039                6.6039               6.6039
               101-28                        6.5952                6.5952                6.5952               6.5952
               101-30                        6.5865                6.5865                6.5865               6.5865
               102-00                        6.5778                6.5778                6.5778               6.5778
-------------------------------------  --------------------  --------------------  -------------------  --------------------

-------------------------------------  --------------------  --------------------  -------------------  --------------------
               Spread @ Center Price           133                   133                  133                   133
                                 WAL         9.90523               9.90284              9.90278               9.90278
                            Mod Durn          7.021                 7.020                7.020                 7.020
                       Mod Convexity          0.602                 0.602                0.602                 0.602
                    Principal Window     Apr09 to May09        Apr09 to May09        Apr09 to Apr09       Apr09 to Apr09
                       Maturity #mos           120                   120                  119                   119
                   Total Collat Loss      0.00 (0.00%)          0.00 (0.00%)          0.00 (0.00%)         0.00 (0.00%)

                              Prepay        At 0 CPR              At 10 CPR            At 15 CPR             At 25 CPR
                          No prepays      During any YM         During any YM        During any YM         During any YM
               Lockout and penalties     Include penalty       Include penalty      Include penalty       Include penalty

               Extension, if balloon          None                  None                  None                 None
                     Increase Coupon
                     Pay Exten Princ

                             Default        At 0 CDR              At 0 CDR              At 0 CDR             At 0 CDR
                       Loss Severity            0                     0                    0                     0
                   Servicer Advances      100% of P & I         100% of P & I        100% of P & I         100% of P & I
                        Recovery Lag          0 mos                 0 mos                0 mos                 0 mos
-------------------------------------  --------------------  --------------------  -------------------  --------------------

(table continued)

-------------------------------------  --------------------  --------------------  -------------------
               PRICE                     50 CPR AFTER YM       75 CPR AFTER YM      100 CPR AFTER YM
-------------------------------------  --------------------  --------------------  -------------------
               101-00                        6.7177                6.7177                6.7155
               101-02                        6.7089                6.7089                6.7066
               101-04                        6.7001                6.7001                6.6977
               101-06                        6.6913                6.6913                6.6888
               101-08                        6.6825                6.6825                6.6799
               101-10                        6.6738                6.6738                6.6711
               101-12                        6.6650                6.6650                6.6622
               101-14                        6.6562                6.6563                6.6533
               101-16                        6.6475                6.6475                6.6445
               101-18                        6.6388                6.6388                6.6356
               101-20                        6.6300                6.6300                6.6268
               101-22                        6.6213                6.6213                6.6180
               101-24                        6.6126                6.6126                6.6092
               101-26                        6.6039                6.6039                6.6003
               101-28                        6.5952                6.5952                6.5915
               101-30                        6.5865                6.5865                6.5827
               102-00                        6.5778                6.5778                6.5739
-------------------------------------  --------------------  --------------------  -------------------

-------------------------------------  --------------------  --------------------  -------------------
               Spread @ Center Price           133                   133                  133
                                 WAL         9.90278               9.90278              9.73611
                            Mod Durn          7.020                 7.020                6.936
                       Mod Convexity          0.602                 0.602                0.586
                    Principal Window     Apr09 to Apr09        Apr09 to Apr09        Feb09 to Feb09
                       Maturity #mos           119                   119                  117
                   Total Collat Loss      0.00 (0.00%)          0.00 (0.00%)          0.00 (0.00%)

                              Prepay        At 50 CPR             At 75 CPR            At 100 CPR
                          No prepays      During any YM         During any YM        During any YM
               Lockout and penalties     Include penalty       Include penalty      Include penalty

               Extension, if balloon          None                  None                  None
                     Increase Coupon
                     Pay Exten Princ

                             Default        At 0 CDR              At 0 CDR              At 0 CDR
                       Loss Severity            0                     0                    0
                   Servicer Advances      100% of P & I         100% of P & I        100% of P & I
                        Recovery Lag          0 mos                 0 mos                0 mos
-------------------------------------  --------------------  --------------------  -------------------

Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final
Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION
OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.


FUNCM99C2_RED2, CLASS D--PRICE/YIELD

-------------------------------------------------------
CUSIP
Coupon                                6.949
Delay                                   14
Stated Maturity                        N/A
Type                                 JUN FIX
-------------------------------------------------------

-------------------------------------------------------
Face                              $14,769,120.00
Original Balance                  $14,769,120.00
Current Balance                   $14,769,120.00
Factor                                  1
-------------------------------------------------------

-------------------------------------------------------
Settle at Pricing
Accrual begins                        5/1/99
Factor Date                            N/A
-------------------------------------------------------
YIELD CURVE:  Spread off interpolated node
3MO=5.079,   6MO=5.079,  1YR=5.079,   2YR=5.079,   3YR=5.123333333,   5YR=5.212,
10YR=5.32, 30YR=5.701

-------------------------------------  --------------------  --------------------  -------------------  --------------------
               PRICE                     0 CPR AFTER LO        10 CPR AFTER LO      15 CPR AFTER LO       25 CPR AFTER LO
                                              Yield
-------------------------------------  --------------------  --------------------  -------------------  --------------------
               101-00                        6.8699                6.8693                6.8693               6.8692
               101-02                        6.8611                6.8604                6.8604               6.8603
               101-04                        6.8523                6.8515                6.8516               6.8515
               101-06                        6.8435                6.8427                6.8427               6.8426
               101-08                        6.8347                6.8339                6.8339               6.8338
               101-10                        6.8260                6.8250                6.8251               6.8250
               101-12                        6.8172                6.8162                6.8162               6.8161
               101-14                        6.8084                6.8074                6.8074               6.8073
               101-16                        6.7997                6.7986                6.7986               6.7985
               101-18                        6.7909                6.7898                6.7898               6.7897
               101-20                        6.7822                6.7810                6.7810               6.7809
               101-22                        6.7734                6.7722                6.7722               6.7721
               101-24                        6.7647                6.7635                6.7635               6.7634
               101-26                        6.7560                6.7547                6.7547               6.7546
               101-28                        6.7473                6.7459                6.7459               6.7458
               101-30                        6.7386                6.7372                6.7372               6.7371
               102-00                        6.7299                6.7284                6.7284               6.7283
-------------------------------------  --------------------  --------------------  -------------------  --------------------

-------------------------------------  --------------------  --------------------  -------------------  --------------------
               Spread @ Center Price           148                   148                  148                   148
                                 WAL         9.98611               9.90278              9.90278               9.90278
                            Mod Durn          7.011                 6.970                6.970                 6.970
                       Mod Convexity          0.603                 0.595                0.595                 0.595
                    Principal Window     May09 to May09        Apr09 to Apr09        Apr09 to Apr09       Apr09 to Apr09
                       Maturity #mos           120                   119                  119                   119
                   Total Collat Loss      0.00 (0.00%)          0.00 (0.00%)          0.00 (0.00%)         0.00 (0.00%)

                              Prepay        At 0 CPR              At 10 CPR            At 15 CPR             At 25 CPR
                          No prepays
               Lockout and penalties     Include penalty       Include penalty      Include penalty       Include penalty

               Extension, if balloon          None                  None                  None                 None
                     Increase Coupon
                     Pay Exten Princ

                             Default        At 0 CDR              At 0 CDR              At 0 CDR             At 0 CDR
                       Loss Severity            0                     0                    0                     0
                   Servicer Advances      100% of P & I         100% of P & I        100% of P & I         100% of P & I
                        Recovery Lag          0 mos                 0 mos                0 mos                 0 mos
-------------------------------------  --------------------  --------------------  -------------------  --------------------

(table continued)

-------------------------------------  --------------------  --------------------  -------------------
               PRICE                     50 CPR AFTER LO       75 CPR AFTER LO      100 CPR AFTER LO
-------------------------------------  --------------------  --------------------  -------------------
               101-00                        6.8690                6.8689                6.8667
               101-02                        6.8601                6.8600                6.8577
               101-04                        6.8513                6.8512                6.8488
               101-06                        6.8424                6.8423                6.8398
               101-08                        6.8336                6.8335                6.8309
               101-10                        6.8248                6.8247                6.8219
               101-12                        6.8159                6.8159                6.8130
               101-14                        6.8071                6.8071                6.8041
               101-16                        6.7983                6.7983                6.7952
               101-18                        6.7895                6.7895                6.7863
               101-20                        6.7807                6.7807                6.7774
               101-22                        6.7719                6.7719                6.7685
               101-24                        6.7632                6.7631                6.7596
               101-26                        6.7544                6.7543                6.7507
               101-28                        6.7456                6.7456                6.7419
               101-30                        6.7369                6.7368                6.7330
               102-00                        6.7281                6.7281                6.7242
-------------------------------------  --------------------  --------------------  -------------------

-------------------------------------  --------------------  --------------------  -------------------
               Spread @ Center Price           148                   148                  148
                                 WAL         9.90278               9.90278              9.73611
                            Mod Durn          6.970                 6.970                6.888
                       Mod Convexity          0.595                 0.595                0.580
                    Principal Window     Apr09 to Apr09        Apr09 to Apr09        Feb09 to Feb09
                       Maturity #mos           119                   119                  117
                   Total Collat Loss      0.00 (0.00%)          0.00 (0.00%)          0.00 (0.00%)

                              Prepay        At 50 CPR             At 75 CPR            At 100 CPR
                          No prepays
               Lockout and penalties     Include penalty       Include penalty      Include penalty

               Extension, if balloon          None                  None                  None
                     Increase Coupon
                     Pay Exten Princ

                             Default        At 0 CDR              At 0 CDR              At 0 CDR
                       Loss Severity            0                     0                    0
                   Servicer Advances      100% of P & I         100% of P & I        100% of P & I
                        Recovery Lag          0 mos                 0 mos                0 mos
-------------------------------------  --------------------  --------------------  -------------------

Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final
Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION
OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

FUNCM99C2_RED2, CLASS D--PRICE/YIELD

-------------------------------------------------------
CUSIP
Coupon                                6.949
Delay                                   14
Stated Maturity                        N/A
Type                                 JUN FIX
-------------------------------------------------------

-------------------------------------------------------
Face                              $14,769,120.00
Original Balance                  $14,769,120.00
Current Balance                   $14,769,120.00
Factor                                  1
-------------------------------------------------------

-------------------------------------------------------
Settle at Pricing
Accrual begins                        5/1/99
Factor Date                            N/A
-------------------------------------------------------
YIELD CURVE:  Spread off interpolated node
3MO=5.079,   6MO=5.079,  1YR=5.079,   2YR=5.079,   3YR=5.123333333,   5YR=5.212,
10YR=5.32, 30YR=5.701

-------------------------------------  --------------------  --------------------  -------------------  --------------------
               PRICE                     0 CPR AFTER YM        10 CPR AFTER YM      15 CPR AFTER YM       25 CPR AFTER YM
                                              Yield
-------------------------------------  --------------------  --------------------  -------------------  --------------------
               101-00                        6.8699                6.8699                6.8698               6.8697
               101-02                        6.8611                6.8611                6.8610               6.8609
               101-04                        6.8523                6.8523                6.8522               6.8521
               101-06                        6.8435                6.8435                6.8434               6.8433
               101-08                        6.8347                6.8347                6.8347               6.8345
               101-10                        6.8260                6.8260                6.8259               6.8257
               101-12                        6.8172                6.8172                6.8171               6.8169
               101-14                        6.8084                6.8084                6.8083               6.8082
               101-16                        6.7997                6.7997                6.7996               6.7994
               101-18                        6.7909                6.7909                6.7908               6.7906
               101-20                        6.7822                6.7822                6.7821               6.7819
               101-22                        6.7734                6.7735                6.7734               6.7731
               101-24                        6.7647                6.7647                6.7646               6.7644
               101-26                        6.7560                6.7560                6.7559               6.7557
               101-28                        6.7473                6.7473                6.7472               6.7470
               101-30                        6.7386                6.7386                6.7385               6.7382
               102-00                        6.7299                6.7299                6.7298               6.7295
-------------------------------------  --------------------  --------------------  -------------------  --------------------

-------------------------------------  --------------------  --------------------  -------------------  --------------------
               Spread @ Center Price           148                   148                  148                   148
                                 WAL         9.98611               9.98611              9.98105               9.96976
                            Mod Durn          7.011                 7.011                7.009                 7.003
                       Mod Convexity          0.603                 0.603                0.603                 0.602
                    Principal Window     May09 to May09        May09 to May09        Apr09 to May09       Apr09 to May09
                       Maturity #mos           120                   120                  120                   120
                   Total Collat Loss      0.00 (0.00%)          0.00 (0.00%)          0.00 (0.00%)         0.00 (0.00%)

                              Prepay        At 0 CPR              At 10 CPR            At 15 CPR             At 25 CPR
                          No prepays      During any YM         During any YM        During any YM         During any YM
               Lockout and penalties     Include penalty       Include penalty      Include penalty       Include penalty

               Extension, if balloon          None                  None                  None                 None
                     Increase Coupon
                     Pay Exten Princ

                             Default        At 0 CDR              At 0 CDR              At 0 CDR             At 0 CDR
                       Loss Severity            0                     0                    0                     0
                   Servicer Advances      100% of P & I         100% of P & I        100% of P & I         100% of P & I
                        Recovery Lag          0 mos                 0 mos                0 mos                 0 mos
-------------------------------------  --------------------  --------------------  -------------------  --------------------

(table continued)

-------------------------------------  --------------------  --------------------  -------------------
               PRICE                     50 CPR AFTER YM       75 CPR AFTER YM      100 CPR AFTER YM
-------------------------------------  --------------------  --------------------  -------------------
               101-00                        6.8693                6.8689                6.8667
               101-02                        6.8605                6.8600                6.8577
               101-04                        6.8516                6.8512                6.8488
               101-06                        6.8428                6.8423                6.8398
               101-08                        6.8340                6.8335                6.8309
               101-10                        6.8252                6.8247                6.8219
               101-12                        6.8164                6.8158                6.8130
               101-14                        6.8076                6.8070                6.8041
               101-16                        6.7988                6.7982                6.7952
               101-18                        6.7900                6.7894                6.7863
               101-20                        6.7813                6.7806                6.7774
               101-22                        6.7725                6.7718                6.7685
               101-24                        6.7637                6.7631                6.7596
               101-26                        6.7550                6.7543                6.7507
               101-28                        6.7462                6.7455                6.7419
               101-30                        6.7375                6.7368                6.7330
               102-00                        6.7288                6.7280                6.7242
-------------------------------------  --------------------  --------------------  -------------------

-------------------------------------  --------------------  --------------------  -------------------
               Spread @ Center Price           148                   148                  148
                                 WAL         9.93605               9.90278              9.73611
                            Mod Durn          6.987                 6.970                6.888
                       Mod Convexity          0.599                 0.595                0.580
                    Principal Window     Apr09 to May09        Apr09 to Apr09        Feb09 to Feb09
                       Maturity #mos           120                   119                  117
                   Total Collat Loss      0.00 (0.00%)          0.00 (0.00%)          0.00 (0.00%)

                              Prepay        At 50 CPR             At 75 CPR            At 100 CPR
                          No prepays      During any YM         During any YM        During any YM
               Lockout and penalties     Include penalty       Include penalty      Include penalty

               Extension, if balloon          None                  None                  None
                     Increase Coupon
                     Pay Exten Princ

                             Default        At 0 CDR              At 0 CDR              At 0 CDR
                       Loss Severity            0                     0                    0
                   Servicer Advances      100% of P & I         100% of P & I        100% of P & I
                        Recovery Lag          0 mos                 0 mos                0 mos
-------------------------------------  --------------------  --------------------  -------------------

Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final
Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION
OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

FUNCM99C2_RED2, CLASS E--PRICE/YIELD

-------------------------------------------------------
CUSIP
Coupon                                  0
Delay                                   14
Stated Maturity                        N/A
Type                                 JUN WAC
-------------------------------------------------------

-------------------------------------------------------
Face                              $41,353,533.00
Original Balance                  $41,353,533.00
Current Balance                   $41,353,533.00
Factor                                  1
-------------------------------------------------------

-------------------------------------------------------
Settle at Pricing
Accrual begins                        5/1/99
Factor Date                            N/A
-------------------------------------------------------
YIELD CURVE:  Spread off interpolated node
3MO=5.079,   6MO=5.079,  1YR=5.079,   2YR=5.079,   3YR=5.123333333,   5YR=5.212,
10YR=5.32, 30YR=5.701

-------------------------------------  --------------------  --------------------  -------------------  --------------------
               PRICE                     0 CPR AFTER LO        10 CPR AFTER LO      15 CPR AFTER LO       25 CPR AFTER LO
                                              Yield
-------------------------------------  --------------------  --------------------  -------------------  --------------------
              100-12+                        7.2921                7.2923                7.2918               7.2906
              100-14+                        7.2831                7.2833                7.2827               7.2816
              100-16+                        7.2741                7.2743                7.2737               7.2726
              100-18+                        7.2651                7.2653                7.2647               7.2636
              100-20+                        7.2561                7.2563                7.2557               7.2545
              100-22+                        7.2471                7.2473                7.2467               7.2455
              100-24+                        7.2382                7.2383                7.2377               7.2365
              100-26+                        7.2292                7.2293                7.2288               7.2276
              100-28+                        7.2202                7.2204                7.2198               7.2186
              100-30+                        7.2113                7.2114                7.2108               7.2096
              101-00+                        7.2023                7.2025                7.2018               7.2006
              101-02+                        7.1934                7.1935                7.1929               7.1917
              101-04+                        7.1845                7.1846                7.1840               7.1827
              101-06+                        7.1755                7.1756                7.1750               7.1738
              101-08+                        7.1666                7.1667                7.1661               7.1648
              101-10+                        7.1577                7.1578                7.1572               7.1559
              101-12+                        7.1488                7.1489                7.1482               7.1469
-------------------------------------  --------------------  --------------------  -------------------  --------------------

-------------------------------------  --------------------  --------------------  -------------------  --------------------
               Spread @ Center Price           190                   190                  190                   190
                                 WAL         9.98611               9.97482              9.96140               9.94457
                            Mod Durn          6.890                 6.885                6.879                 6.871
                       Mod Convexity          0.588                 0.587                0.586                 0.584
                    Principal Window     May09 to May09        Apr09 to May09        Apr09 to May09       Apr09 to May09
                       Maturity #mos           120                   120                  120                   120
                   Total Collat Loss      0.00 (0.00%)          0.00 (0.00%)          0.00 (0.00%)         0.00 (0.00%)

                              Prepay        At 0 CPR              At 10 CPR            At 15 CPR             At 25 CPR
                          No prepays
               Lockout and penalties     Include penalty       Include penalty      Include penalty       Include penalty

               Extension, if balloon          None                  None                  None                 None
                     Increase Coupon
                     Pay Exten Princ

                             Default        At 0 CDR              At 0 CDR              At 0 CDR             At 0 CDR
                       Loss Severity            0                     0                    0                     0
                   Servicer Advances      100% of P & I         100% of P & I        100% of P & I         100% of P & I
                        Recovery Lag          0 mos                 0 mos                0 mos                 0 mos
-------------------------------------  --------------------  --------------------  -------------------  --------------------

(table continued)

-------------------------------------  --------------------  --------------------  -------------------
               PRICE                     50 CPR AFTER LO       75 CPR AFTER LO      100 CPR AFTER LO
-------------------------------------  --------------------  --------------------  -------------------
              100-12+                        7.2889                7.2883                7.2859
              100-14+                        7.2799                7.2793                7.2768
              100-16+                        7.2708                7.2702                7.2676
              100-18+                        7.2618                7.2612                7.2585
              100-20+                        7.2528                7.2521                7.2493
              100-22+                        7.2438                7.2431                7.2402
              100-24+                        7.2348                7.2341                7.2310
              100-26+                        7.2257                7.2251                7.2219
              100-28+                        7.2168                7.2161                7.2128
              100-30+                        7.2078                7.2071                7.2037
              101-00+                        7.1988                7.1981                7.1946
              101-02+                        7.1898                7.1891                7.1855
              101-04+                        7.1808                7.1801                7.1764
              101-06+                        7.1719                7.1711                7.1673
              101-08+                        7.1629                7.1622                7.1583
              101-10+                        7.1540                7.1532                7.1492
              101-12+                        7.1450                7.1443                7.1401
-------------------------------------  --------------------  --------------------  -------------------

-------------------------------------  --------------------  --------------------  -------------------
               Spread @ Center Price           190                   190                  190
                                 WAL         9.92498               9.90743              9.73611
                            Mod Durn          6.862                 6.854                6.773
                       Mod Convexity          0.583                 0.581                0.565
                    Principal Window     Apr09 to May09        Apr09 to May09        Feb09 to Feb09
                       Maturity #mos           120                   120                  117
                   Total Collat Loss      0.00 (0.00%)          0.00 (0.00%)          0.00 (0.00%)

                              Prepay        At 50 CPR             At 75 CPR            At 100 CPR
                          No prepays
               Lockout and penalties     Include penalty       Include penalty      Include penalty

               Extension, if balloon          None                  None                  None
                     Increase Coupon
                     Pay Exten Princ

                             Default        At 0 CDR              At 0 CDR              At 0 CDR
                       Loss Severity            0                     0                    0
                   Servicer Advances      100% of P & I         100% of P & I        100% of P & I
                        Recovery Lag          0 mos                 0 mos                0 mos
-------------------------------------  --------------------  --------------------  -------------------

Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final
Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION
OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

FUNCM99C2_RED2, CLASS E--PRICE/YIELD

-------------------------------------------------------
CUSIP
Coupon                                  0
Delay                                   14
Stated Maturity                        N/A
Type                                 JUN WAC
-------------------------------------------------------

-------------------------------------------------------
Face                              $41,353,533.00
Original Balance                  $41,353,533.00
Current Balance                   $41,353,533.00
Factor                                  1
-------------------------------------------------------

-------------------------------------------------------
Settle at Pricing
Accrual begins                        5/1/99
Factor Date                            N/A
-------------------------------------------------------
YIELD CURVE:  Spread off interpolated node
3MO=5.079,   6MO=5.079,  1YR=5.079,   2YR=5.079,   3YR=5.123333333,   5YR=5.212,
10YR=5.32, 30YR=5.701

-------------------------------------  --------------------  --------------------  -------------------  --------------------
               PRICE                     0 CPR AFTER YM        10 CPR AFTER YM      15 CPR AFTER YM       25 CPR AFTER YM
                                              Yield
-------------------------------------  --------------------  --------------------  -------------------  --------------------
              100-12+                        7.2921                7.2921                7.2922               7.2922
              100-14+                        7.2831                7.2831                7.2832               7.2832
              100-16+                        7.2741                7.2741                7.2742               7.2742
              100-18+                        7.2651                7.2651                7.2652               7.2652
              100-20+                        7.2561                7.2562                7.2562               7.2562
              100-22+                        7.2471                7.2472                7.2472               7.2472
              100-24+                        7.2382                7.2382                7.2382               7.2382
              100-26+                        7.2292                7.2292                7.2292               7.2293
              100-28+                        7.2202                7.2203                7.2203               7.2203
              100-30+                        7.2113                7.2113                7.2113               7.2114
              101-00+                        7.2023                7.2024                7.2024               7.2024
              101-02+                        7.1934                7.1934                7.1934               7.1935
              101-04+                        7.1845                7.1845                7.1845               7.1846
              101-06+                        7.1755                7.1756                7.1756               7.1756
              101-08+                        7.1666                7.1667                7.1667               7.1667
              101-10+                        7.1577                7.1578                7.1578               7.1578
              101-12+                        7.1488                7.1488                7.1489               7.1489
-------------------------------------  --------------------  --------------------  -------------------  --------------------

-------------------------------------  --------------------  --------------------  -------------------  --------------------
               Spread @ Center Price           190                   190                  190                   190
                                 WAL         9.98611               9.98611              9.98611               9.98611
                            Mod Durn          6.890                 6.890                6.890                 6.890
                       Mod Convexity          0.588                 0.588                0.588                 0.588
                    Principal Window     May09 to May09        May09 to May09        May09 to May09       May09 to May09
                       Maturity #mos           120                   120                  120                   120
                   Total Collat Loss      0.00 (0.00%)          0.00 (0.00%)          0.00 (0.00%)         0.00 (0.00%)

                              Prepay        At 0 CPR              At 10 CPR            At 15 CPR             At 25 CPR
                          No prepays      During any YM         During any YM        During any YM         During any YM
               Lockout and penalties     Include penalty       Include penalty      Include penalty       Include penalty

               Extension, if balloon          None                  None                  None                 None
                     Increase Coupon
                     Pay Exten Princ

                             Default        At 0 CDR              At 0 CDR              At 0 CDR             At 0 CDR
                       Loss Severity            0                     0                    0                     0
                   Servicer Advances      100% of P & I         100% of P & I        100% of P & I         100% of P & I
                        Recovery Lag          0 mos                 0 mos                0 mos                 0 mos
-------------------------------------  --------------------  --------------------  -------------------  --------------------

(table continued)

-------------------------------------  --------------------  --------------------  -------------------
               PRICE                     50 CPR AFTER YM       75 CPR AFTER YM      100 CPR AFTER YM
-------------------------------------  --------------------  --------------------  -------------------
              100-12+                        7.2923                7.2925                7.2919
              100-14+                        7.2833                7.2835                7.2827
              100-16+                        7.2743                7.2745                7.2736
              100-18+                        7.2653                7.2655                7.2644
              100-20+                        7.2563                7.2565                7.2553
              100-22+                        7.2473                7.2475                7.2462
              100-24+                        7.2384                7.2385                7.2371
              100-26+                        7.2294                7.2295                7.2279
              100-28+                        7.2204                7.2206                7.2188
              100-30+                        7.2115                7.2116                7.2097
              101-00+                        7.2025                7.2027                7.2006
              101-02+                        7.1936                7.1937                7.1915
              101-04+                        7.1847                7.1848                7.1825
              101-06+                        7.1757                7.1759                7.1734
              101-08+                        7.1668                7.1670                7.1643
              101-10+                        7.1579                7.1580                7.1553
              101-12+                        7.1490                7.1491                7.1462
-------------------------------------  --------------------  --------------------  -------------------

-------------------------------------  --------------------  --------------------  -------------------
               Spread @ Center Price           190                   190                  190
                                 WAL         9.98611               9.98045              9.74746
                            Mod Durn          6.890                 6.888                6.777
                       Mod Convexity          0.588                 0.587                0.566
                    Principal Window     May09 to May09        Apr09 to May09        Feb09 to Mar09
                       Maturity #mos           120                   120                  118
                   Total Collat Loss      0.00 (0.00%)          0.00 (0.00%)          0.00 (0.00%)

                              Prepay        At 50 CPR             At 75 CPR            At 100 CPR
                          No prepays      During any YM         During any YM        During any YM
               Lockout and penalties     Include penalty       Include penalty      Include penalty

               Extension, if balloon          None                  None                  None
                     Increase Coupon
                     Pay Exten Princ

                             Default        At 0 CDR              At 0 CDR              At 0 CDR
                       Loss Severity            0                     0                    0
                   Servicer Advances      100% of P & I         100% of P & I        100% of P & I
                        Recovery Lag          0 mos                 0 mos                0 mos
-------------------------------------  --------------------  --------------------  -------------------

Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final
Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION
OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.


FUNCM99C2_RED2, CLASS F--PRICE/YIELD

-------------------------------------------------------
CUSIP
Coupon                                  0
Delay                                   14
Stated Maturity                        N/A
Type                                 JUN WAC
-------------------------------------------------------

-------------------------------------------------------
Face                              $17,722,943.00
Original Balance                  $17,722,943.00
Current Balance                   $17,722,943.00
Factor                                  1
-------------------------------------------------------

-------------------------------------------------------
Settle at Pricing
Accrual begins                        5/1/99
Factor Date                            N/A
-------------------------------------------------------
YIELD CURVE:  Spread off interpolated node
3MO=5.079,   6MO=5.079,  1YR=5.079,   2YR=5.079,   3YR=5.123333333,   5YR=5.212,
10YR=5.32, 30YR=5.701

-------------------------------------  --------------------  --------------------  -------------------  --------------------
               PRICE                     0 CPR AFTER LO        10 CPR AFTER LO      15 CPR AFTER LO       25 CPR AFTER LO
                                              Yield
-------------------------------------  --------------------  --------------------  -------------------  --------------------
               95-08                         8.0491                8.0595                8.0591               8.0580
               95-10                         8.0396                8.0499                8.0494               8.0484
               95-12                         8.0301                8.0402                8.0398               8.0388
               95-14                         8.0206                8.0306                8.0302               8.0291
               95-16                         8.0111                8.0210                8.0205               8.0195
               95-18                         8.0016                8.0113                8.0109               8.0099
               95-20                         7.9921                8.0017                8.0013               8.0003
               95-22                         7.9826                7.9921                7.9917               7.9907
               95-24                         7.9732                7.9825                7.9821               7.9811
               95-26                         7.9637                7.9730                7.9726               7.9715
               95-28                         7.9543                7.9634                7.9630               7.9619
               95-30                         7.9448                7.9538                7.9534               7.9524
               96-00                         7.9354                7.9443                7.9439               7.9428
               96-02                         7.9260                7.9347                7.9343               7.9333
               96-04                         7.9166                7.9252                7.9248               7.9237
               96-06                         7.9072                7.9156                7.9152               7.9142
               96-08                         7.8978                7.9061                7.9057               7.9047
-------------------------------------  --------------------  --------------------  -------------------  --------------------

-------------------------------------  --------------------  --------------------  -------------------  --------------------
               Spread @ Center Price           265                   266                  266                   266
                                 WAL        10.19134               9.98611              9.98611               9.98611
                            Mod Durn          6.873                 6.781                6.781                 6.781
                       Mod Convexity          0.592                 0.574                0.574                 0.574
                    Principal Window     May09 to Sep09        May09 to May09        May09 to May09       May09 to May09
                       Maturity #mos           124                   120                  120                   120
                   Total Collat Loss      0.00 (0.00%)          0.00 (0.00%)          0.00 (0.00%)         0.00 (0.00%)

                              Prepay        At 0 CPR              At 10 CPR            At 15 CPR             At 25 CPR
                          No prepays
               Lockout and penalties     Include penalty       Include penalty      Include penalty       Include penalty

               Extension, if balloon          None                  None                  None                 None
                     Increase Coupon
                     Pay Exten Princ

                             Default        At 0 CDR              At 0 CDR              At 0 CDR             At 0 CDR
                       Loss Severity            0                     0                    0                     0
                   Servicer Advances      100% of P & I         100% of P & I        100% of P & I         100% of P & I
                        Recovery Lag          0 mos                 0 mos                0 mos                 0 mos
-------------------------------------  --------------------  --------------------  -------------------  --------------------

(table continued)

-------------------------------------  --------------------  --------------------  -------------------
               PRICE                     50 CPR AFTER LO       75 CPR AFTER LO      100 CPR AFTER LO
-------------------------------------  --------------------  --------------------  -------------------
               95-08                         8.0562                8.0555                8.0663
               95-10                         8.0466                8.0459                8.0565
               95-12                         8.0369                8.0362                8.0467
               95-14                         8.0273                8.0266                8.0369
               95-16                         8.0177                8.0170                8.0271
               95-18                         8.0081                8.0073                8.0173
               95-20                         7.9984                7.9977                8.0075
               95-22                         7.9888                7.9881                7.9978
               95-24                         7.9793                7.9786                7.9880
               95-26                         7.9697                7.9690                7.9783
               95-28                         7.9601                7.9594                7.9685
               95-30                         7.9505                7.9498                7.9588
               96-00                         7.9410                7.9403                7.9491
               96-02                         7.9314                7.9307                7.9394
               96-04                         7.9219                7.9212                7.9296
               96-06                         7.9124                7.9116                7.9199
               96-08                         7.9028                7.9021                7.9103
-------------------------------------  --------------------  --------------------  -------------------

-------------------------------------  --------------------  --------------------  -------------------
               Spread @ Center Price           266                   266                  267
                                 WAL         9.98611               9.98611              9.73611
                            Mod Durn          6.781                 6.782                6.666
                       Mod Convexity          0.574                 0.574                0.552
                    Principal Window     May09 to May09        May09 to May09        Feb09 to Feb09
                       Maturity #mos           120                   120                  117
                   Total Collat Loss      0.00 (0.00%)          0.00 (0.00%)          0.00 (0.00%)

                              Prepay        At 50 CPR             At 75 CPR            At 100 CPR
                          No prepays
               Lockout and penalties     Include penalty       Include penalty      Include penalty

               Extension, if balloon          None                  None                  None
                     Increase Coupon
                     Pay Exten Princ

                             Default        At 0 CDR              At 0 CDR              At 0 CDR
                       Loss Severity            0                     0                    0
                   Servicer Advances      100% of P & I         100% of P & I        100% of P & I
                        Recovery Lag          0 mos                 0 mos                0 mos
-------------------------------------  --------------------  --------------------  -------------------

Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final
Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION
OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.


FUNCM99C2_RED2, CLASS F--PRICE/YIELD

-------------------------------------------------------
CUSIP
Coupon                                  0
Delay                                   14
Stated Maturity                        N/A
Type                                 JUN WAC
-------------------------------------------------------

-------------------------------------------------------
Face                              $17,722,943.00
Original Balance                  $17,722,943.00
Current Balance                   $17,722,943.00
Factor                                  1
-------------------------------------------------------

-------------------------------------------------------
Settle at Pricing
Accrual begins                        5/1/99
Factor Date                            N/A
-------------------------------------------------------
YIELD CURVE:  Spread off interpolated node
3MO=5.079,   6MO=5.079,  1YR=5.079,   2YR=5.079,   3YR=5.123333333,   5YR=5.212,
10YR=5.32, 30YR=5.701

-------------------------------------  --------------------  --------------------  -------------------  -------------------------
               PRICE                     0 CPR AFTER YM        10 CPR AFTER YM      15 CPR AFTER YM         25 CPR AFTER YM
                                              Yield
-------------------------------------  --------------------  --------------------  -------------------  -------------------------
               95-08                         8.0491                8.0494                8.0496                  8.0499
               95-10                         8.0396                8.0399                8.0401                  8.0404
               95-12                         8.0301                8.0304                8.0305                  8.0309
               95-14                         8.0206                8.0209                8.0210                  8.0213
               95-16                         8.0111                8.0114                8.0115                  8.0118
               95-18                         8.0016                8.0019                8.0020                  8.0023
               95-20                         7.9921                7.9924                7.9926                  7.9929
               95-22                         7.9826                7.9829                7.9831                  7.9834
               95-24                         7.9732                7.9735                7.9736                  7.9739
               95-26                         7.9637                7.9640                7.9642                  7.9644
               95-28                         7.9543                7.9546                7.9547                  7.9550
               95-30                         7.9448                7.9451                7.9453                  7.9456
               96-00                         7.9354                7.9357                7.9358                  7.9361
               96-02                         7.9260                7.9263                7.9264                  7.9267
               96-04                         7.9166                7.9168                7.9170                  7.9173
               96-06                         7.9072                7.9074                7.9076                  7.9078
               96-08                         7.8978                7.8980                7.8982                  7.8984
-------------------------------------  --------------------  --------------------  -------------------  -------------------------

-------------------------------------  --------------------  --------------------  -------------------  -------------------------
               Spread @ Center Price           265                   265                  265                     265
                                 WAL        10.19134              10.18652              10.18415                10.17946
                            Mod Durn          6.873                 6.871                6.870                   6.868
                       Mod Convexity          0.592                 0.592                0.592                   0.591
                    Principal Window     May09 to Sep09        May09 to Sep09        May09 to Sep09          May09 to Sep09
                       Maturity #mos           124                   124                  124                     124
                   Total Collat Loss      0.00 (0.00%)          0.00 (0.00%)          0.00 (0.00%)            0.00 (0.00%)

                              Prepay        At 0 CPR              At 10 CPR            At 15 CPR               At 25 CPR
                          No prepays      During any YM         During any YM        During any YM           During any YM
               Lockout and penalties     Include penalty       Include penalty      Include penalty         Include penalty

               Extension, if balloon          None                  None                  None                    None
                     Increase Coupon
                     Pay Exten Princ

                             Default        At 0 CDR              At 0 CDR              At 0 CDR                At 0 CDR
                       Loss Severity            0                     0                    0                       0
                   Servicer Advances      100% of P & I         100% of P & I        100% of P & I           100% of P & I
                        Recovery Lag          0 mos                 0 mos                0 mos                   0 mos
-------------------------------------  --------------------  --------------------  -------------------  -------------------------

(table continued)

-------------------------------------  --------------------  --------------------  -------------------
               PRICE                     50 CPR AFTER YM       75 CPR AFTER YM      100 CPR AFTER YM
-------------------------------------  --------------------  --------------------  -------------------
               95-08                         8.0506                8.0513                8.0579
               95-10                         8.0411                8.0418                8.0483
               95-12                         8.0316                8.0323                8.0387
               95-14                         8.0221                8.0227                8.0292
               95-16                         8.0126                8.0132                8.0196
               95-18                         8.0031                8.0037                8.0100
               95-20                         7.9936                7.9942                8.0005
               95-22                         7.9841                7.9847                7.9910
               95-24                         7.9746                7.9752                7.9814
               95-26                         7.9651                7.9658                7.9719
               95-28                         7.9557                7.9563                7.9624
               95-30                         7.9462                7.9468                7.9529
               96-00                         7.9368                7.9374                7.9434
               96-02                         7.9273                7.9279                7.9339
               96-04                         7.9179                7.9185                7.9244
               96-06                         7.9085                7.9091                7.9150
               96-08                         7.8991                7.8997                7.9055
-------------------------------------  --------------------  --------------------  -------------------

-------------------------------------  --------------------  --------------------  -------------------
               Spread @ Center Price           265                   265                  266
                                 WAL        10.16812              10.15719              10.08610
                            Mod Durn          6.863                 6.858                6.825
                       Mod Convexity          0.590                 0.589                0.583
                    Principal Window     May09 to Sep09        May09 to Sep09        Mar09 to Sep09
                       Maturity #mos           124                   124                  124
                   Total Collat Loss      0.00 (0.00%)          0.00 (0.00%)          0.00 (0.00%)

                              Prepay        At 50 CPR             At 75 CPR            At 100 CPR
                          No prepays      During any YM         During any YM        During any YM
               Lockout and penalties     Include penalty       Include penalty      Include penalty

               Extension, if balloon          None                  None                  None
                     Increase Coupon
                     Pay Exten Princ

                             Default        At 0 CDR              At 0 CDR              At 0 CDR
                       Loss Severity            0                     0                    0
                   Servicer Advances      100% of P & I         100% of P & I        100% of P & I
                        Recovery Lag          0 mos                 0 mos                0 mos
-------------------------------------  --------------------  --------------------  -------------------

Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final
Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION
OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.


FUNCM99C2_RED2, CLASS IO--PRICE/YIELD

-------------------------------------------------------
CUSIP
Coupon                                0.005
Delay                                   14
Stated Maturity                        N/A
Type                                SEN WAC IO
-------------------------------------------------------

-------------------------------------------------------
Face                            $1,181,529,533.00
Original Balance                $1,181,529,533.00
Current Balance                 $1,181,529,533.00
Factor                                  1
-------------------------------------------------------

-------------------------------------------------------
Settle at Pricing
Accrual begins                        5/1/99
Factor Date                            N/A
-------------------------------------------------------
YIELD CURVE:  Spread off interpolated node
3MO=5.079,   6MO=5.079,  1YR=5.079,   2YR=5.079,   3YR=5.123333333,   5YR=5.212,
10YR=5.32, 30YR=5.701

-------------------------------------  --------------------  --------------------  -------------------  --------------------
               PRICE                     0 CPR AFTER LO        10 CPR AFTER LO      15 CPR AFTER LO       25 CPR AFTER LO
                                              Yield
-------------------------------------  --------------------  --------------------  -------------------  --------------------
               5-00+                         11.4625               11.7539              11.8631               12.0435
               5-02+                         11.1497               11.4319              11.5375               11.7115
               5-04+                         10.8433               11.1165              11.2184               11.3864
               5-06+                         10.5431               10.8073              10.9056               11.0677
               5-08+                         10.2487               10.5043              10.5991               10.7553
               5-10+                         9.9601                10.2071              10.2984               10.4490
               5-12+                         9.6771                9.9157               10.0036               10.1486
               5-14+                         9.3994                9.6297                9.7143               9.8539
               5-16+                         9.1269                9.3491                9.4304               9.5647
               5-18+                         8.8594                9.0736                9.1518               9.2808
               5-20+                         8.5968                8.8032                8.8782               9.0021
               5-22+                         8.3390                8.5376                8.6095               8.7285
               5-24+                         8.0857                8.2767                8.3456               8.4597
               5-26+                         7.8369                8.0203                8.0863               8.1956
               5-28+                         7.5924                7.7684                7.8315               7.9361
               5-30+                         7.3521                7.5208                7.5811               7.6810
               6-00+                         7.1159                7.2774                7.3348               7.4303
-------------------------------------  --------------------  --------------------  -------------------  --------------------

-------------------------------------  --------------------  --------------------  -------------------  --------------------
               Spread @ Center Price           382                   405                  413                   427
                                 WAL         9.48647               9.18565              9.08767               8.95024
                            Mod Durn          4.158                 4.037                3.991                 3.917
                       Mod Convexity          0.269                 0.252                0.246                 0.238
                    Principal Window     Jun99 to Feb29        Jun99 to Feb29        Jun99 to Feb29       Jun99 to Feb29
                       Maturity #mos           357                   357                  357                   357
                   Total Collat Loss      0.00 (0.00%)          0.00 (0.00%)          0.00 (0.00%)         0.00 (0.00%)

                              Prepay        At 0 CPR              At 10 CPR            At 15 CPR             At 25 CPR
                          No prepays
               Lockout and penalties     Include penalty       Include penalty      Include penalty       Include penalty

               Extension, if balloon          None                  None                  None                 None
                     Increase Coupon
                     Pay Exten Princ

                             Default        At 0 CDR              At 0 CDR              At 0 CDR             At 0 CDR
                       Loss Severity            0                     0                    0                     0
                   Servicer Advances      100% of P & I         100% of P & I        100% of P & I         100% of P & I
                        Recovery Lag          0 mos                 0 mos                0 mos                 0 mos
-------------------------------------  --------------------  --------------------  -------------------  --------------------

(table continued)

-------------------------------------  --------------------  --------------------  -------------------
               PRICE                     50 CPR AFTER LO       75 CPR AFTER LO      100 CPR AFTER LO
-------------------------------------  --------------------  --------------------  -------------------
               5-00+                         12.3312               12.4875              12.5341
               5-02+                         11.9884               12.1373              12.1719
               5-04+                         11.6527               11.7943              11.8174
               5-06+                         11.3237               11.4583              11.4702
               5-08+                         11.0013               11.1291              11.1303
               5-10+                         10.6852               10.8064              10.7973
               5-12+                         10.3753               10.4901              10.4709
               5-14+                         10.0713               10.1799              10.1510
               5-16+                         9.7730                9.8757                9.8374
               5-18+                         9.4804                9.5772                9.5298
               5-20+                         9.1931                9.2842                9.2280
               5-22+                         8.9110                8.9966                8.9319
               5-24+                         8.6340                8.7143                8.6413
               5-26+                         8.3619                8.4370                8.3561
               5-28+                         8.0946                8.1647                8.0760
               5-30+                         7.8320                7.8971                7.8009
               6-00+                         7.5738                7.6341                7.5306
-------------------------------------  --------------------  --------------------  -------------------

-------------------------------------  --------------------  --------------------  -------------------
               Spread @ Center Price           448                   458                  455
                                 WAL         8.77285               8.68242              8.48529
                            Mod Durn          3.799                 3.724                3.614
                       Mod Convexity          0.226                 0.219                0.211
                    Principal Window     Jun99 to Dec26        Jun99 to Nov23        Jun99 to Sep23
                       Maturity #mos           331                   294                  292
                   Total Collat Loss      0.00 (0.00%)          0.00 (0.00%)          0.00 (0.00%)

                              Prepay        At 50 CPR             At 75 CPR            At 100 CPR
                          No prepays
               Lockout and penalties     Include penalty       Include penalty      Include penalty

               Extension, if balloon          None                  None                  None
                     Increase Coupon
                     Pay Exten Princ

                             Default        At 0 CDR              At 0 CDR              At 0 CDR
                       Loss Severity            0                     0                    0
                   Servicer Advances      100% of P & I         100% of P & I        100% of P & I
                        Recovery Lag          0 mos                 0 mos                0 mos
-------------------------------------  --------------------  --------------------  -------------------

Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final
Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION
OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.


FUNCM99C2_RED2, CLASS IO--PRICE/YIELD

-------------------------------------------------------
CUSIP
Coupon                                0.005
Delay                                   14
Stated Maturity                        N/A
Type                                SEN WAC IO
-------------------------------------------------------

-------------------------------------------------------
Face                            $1,181,529,533.00
Original Balance                $1,181,529,533.00
Current Balance                 $1,181,529,533.00
Factor                                  1
-------------------------------------------------------

-------------------------------------------------------
Settle at Pricing
Accrual begins                        5/1/99
Factor Date                            N/A
-------------------------------------------------------
YIELD CURVE:  Spread off interpolated node
3MO=5.079,   6MO=5.079,  1YR=5.079,   2YR=5.079,   3YR=5.123333333,   5YR=5.212,
10YR=5.32, 30YR=5.701

-------------------------------------  --------------------  --------------------  -------------------  --------------------
               PRICE                     0 CPR AFTER YM        10 CPR AFTER YM      15 CPR AFTER YM       25 CPR AFTER YM
                                              Yield
-------------------------------------  --------------------  --------------------  -------------------  --------------------
               5-00+                         11.4625               11.4342              11.4238               11.4067
               5-02+                         11.1497               11.1207              11.1100               11.0926
               5-04+                         10.8433               10.8134              10.8025               10.7848
               5-06+                         10.5431               10.5124              10.5012               10.4831
               5-08+                         10.2487               10.2172              10.2058               10.1873
               5-10+                         9.9601                9.9278                9.9161               9.8973
               5-12+                         9.6771                9.6439                9.6320               9.6128
               5-14+                         9.3994                9.3654                9.3532               9.3337
               5-16+                         9.1269                9.0920                9.0796               9.0597
               5-18+                         8.8594                8.8237                8.8110               8.7908
               5-20+                         8.5968                8.5603                8.5473               8.5267
               5-22+                         8.3390                8.3015                8.2883               8.2674
               5-24+                         8.0857                8.0474                8.0339               8.0126
               5-26+                         7.8369                7.7977                7.7840               7.7623
               5-28+                         7.5924                7.5523                7.5383               7.5163
               5-30+                         7.3521                7.3111                7.2968               7.2745
               6-00+                         7.1159                7.0740                7.0594               7.0367
-------------------------------------  --------------------  --------------------  -------------------  --------------------

-------------------------------------  --------------------  --------------------  -------------------  --------------------
               Spread @ Center Price           382                   378                  377                   375
                                 WAL         9.48647               9.46021              9.45149               9.43813
                            Mod Durn          4.158                 4.145                4.141                 4.135
                       Mod Convexity          0.269                 0.266                0.265                 0.264
                    Principal Window     Jun99 to Feb29        Jun99 to Feb29        Jun99 to Feb29       Jun99 to Feb29
                       Maturity #mos           357                   357                  357                   357
                   Total Collat Loss      0.00 (0.00%)          0.00 (0.00%)          0.00 (0.00%)         0.00 (0.00%)

                              Prepay        At 0 CPR              At 10 CPR            At 15 CPR             At 25 CPR
                          No prepays      During any YM         During any YM        During any YM         During any YM
               Lockout and penalties     Include penalty       Include penalty      Include penalty       Include penalty

               Extension, if balloon          None                  None                  None                 None
                     Increase Coupon
                     Pay Exten Princ

                             Default        At 0 CDR              At 0 CDR              At 0 CDR             At 0 CDR
                       Loss Severity            0                     0                    0                     0
                   Servicer Advances      100% of P & I         100% of P & I        100% of P & I         100% of P & I
                        Recovery Lag          0 mos                 0 mos                0 mos                 0 mos
-------------------------------------  --------------------  --------------------  -------------------  --------------------

(table continued)

-------------------------------------  --------------------  --------------------  -------------------
               PRICE                     50 CPR AFTER YM       75 CPR AFTER YM      100 CPR AFTER YM
-------------------------------------  --------------------  --------------------  -------------------
               5-00+                         11.3726               11.3363              11.1335
               5-02+                         11.0580               11.0212              10.8168
               5-04+                         10.7496               10.7125              10.5064
               5-06+                         10.4475               10.4099              10.2023
               5-08+                         10.1512               10.1132               9.9040
               5-10+                         9.8606                9.8223                9.6116
               5-12+                         9.5756                9.5369                9.3247
               5-14+                         9.2960                9.2569                9.0432
               5-16+                         9.0215                8.9820                8.7669
               5-18+                         8.7521                8.7122                8.4957
               5-20+                         8.4875                8.4473                8.2294
               5-22+                         8.2276                8.1870                7.9678
               5-24+                         7.9724                7.9314                7.7108
               5-26+                         7.7215                7.6802                7.4583
               5-28+                         7.4750                7.4333                7.2101
               5-30+                         7.2327                7.1906                6.9662
               6-00+                         6.9944                6.9520                6.7263
-------------------------------------  --------------------  --------------------  -------------------

-------------------------------------  --------------------  --------------------  -------------------
               Spread @ Center Price           371                   368                  346
                                 WAL         9.41364               9.38900              9.24419
                            Mod Durn          4.127                 4.122                4.100
                       Mod Convexity          0.262                 0.261                0.259
                    Principal Window     Jun99 to Jul27        Jun99 to Nov23        Jun99 to Sep23
                       Maturity #mos           338                   294                  292
                   Total Collat Loss      0.00 (0.00%)          0.00 (0.00%)          0.00 (0.00%)

                              Prepay        At 50 CPR             At 75 CPR            At 100 CPR
                          No prepays      During any YM         During any YM        During any YM
               Lockout and penalties     Include penalty       Include penalty      Include penalty

               Extension, if balloon          None                  None                  None
                     Increase Coupon
                     Pay Exten Princ

                             Default        At 0 CDR              At 0 CDR              At 0 CDR
                       Loss Severity            0                     0                    0
                   Servicer Advances      100% of P & I         100% of P & I        100% of P & I
                        Recovery Lag          0 mos                 0 mos                0 mos
-------------------------------------  --------------------  --------------------  -------------------


Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final
Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION
OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.



















                             UNDERWRITERS' STATEMENT
                             COMPUTATIONAL MATERIALS

                 FIRST UNION NATIONAL BANK- CHASE MANHATTAN BANK
                           COMMERCIAL MORTGAGE TRUST-
                  COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES
                                 SERIES 1999-C2
________________________________________________________________________________
The attached tables and statistical analysis (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by First Union Capital Markets Corp. and Chase Securities Inc. (collectively, the "Underwriter") and not by the issuer of the certificates identified above (the "Offered Certificates") or any other party. The issuer of the Offered Certificates has not prepared or taken part in the preparation of these materials. None of the Underwriters, the issuer of the Offered Certificates, or any other party makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated herein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials reflect future performance. These Computational Materials should not be construed as either a prediction or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment and other assumptions and actual experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the Offered Certificates may differ from those shown in the Computational Materials due to difference between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the Offered Certificates has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Offered
Certificates has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Offered Certificates in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered Certificates for definitive terms of the Offered Certificates and the collateral.

Please be advised that mortgage-backed and/or asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in these Offered Certificates.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

FUNCM99C2_RED2, CLASS A2--PRICE/YIELD

-------------------------------------------------------
CUSIP
Coupon                                6.522
Delay                                   14
Stated Maturity                        N/A
Type                                 SEN FIX
-------------------------------------------------------

-------------------------------------------------------
Face                             $673,785,678.00
Original Balance                 $673,785,678.00
Current Balance                  $673,785,678.00
Factor                                  1
-------------------------------------------------------

-------------------------------------------------------
Settle at Pricing
Accrual begins                        5/1/99
Factor Date                            N/A
-------------------------------------------------------
YIELD CURVE:  Spread off interpolated node
3MO=5.079,   6MO=5.079,  1YR=5.079,   2YR=5.079,   3YR=5.123333333,   5YR=5.212,
10YR=5.32, 30YR=5.701


------------------------------------  -----------------  ------------------  -----------------  -----------------  -----------------
                                           0CPR;           25CPR; EXT0MO      50CPR; EXT0MO      75CPR; EXT0MO      100CPR; EXT0MO
                                       EXT0MO 100% 0%         100% 0%            100% 0%            100% 0%             100% 0%
                                      RULES; 0CDR, 0%     RULES; 0CDR, 0%    RULES; 0CDR, 0%    RULES; 0CDR, 0%     RULES; 0CDR, 0%
               PRICE                  ADV100% LAG0; BP   ADV100% LAG0; BP    ADV100% LAG0; BP   ADV100% LAG0; BP   ADV100% LAG0; BP
                                           Yield
------------------------------------  -----------------  ------------------  -----------------  -----------------  -----------------
               99-16                       6.6469             6.6573              6.6551             6.6517             6.6513
               99-20                       6.6288             6.6388              6.6365             6.6330             6.6324
               99-24                       6.6107             6.6204              6.6179             6.6144             6.6135
               99-28                       6.5927             6.6020              6.5994             6.5958             6.5946
              100-00                       6.5747             6.5837              6.5809             6.5772             6.5758
              100-04                       6.5567             6.5654              6.5624             6.5586             6.5570
              100-08                       6.5387             6.5471              6.5439             6.5401             6.5382
              100-12                       6.5208             6.5288              6.5255             6.5216             6.5195
              100-16                       6.5029             6.5106              6.5071             6.5031             6.5007
              100-20                       6.4850             6.4924              6.4887             6.4847             6.4821
              100-24                       6.4672             6.4742              6.4704             6.4663             6.4634
              100-28                       6.4494             6.4561              6.4521             6.4479             6.4448
              101-00                       6.4316             6.4380              6.4338             6.4296             6.4262
              101-04                       6.4138             6.4199              6.4156             6.4112             6.4076
              101-08                       6.3961             6.4018              6.3973             6.3929             6.3891
              101-12                       6.3784             6.3838              6.3791             6.3747             6.3706
              101-16                       6.3607             6.3658              6.3610             6.3564             6.3521
              101-20                       6.3431             6.3478              6.3428             6.3382             6.3337
              101-24                       6.3254             6.3299              6.3247             6.3201             6.3152
              101-28                       6.3078             6.3119              6.3066             6.3019             6.2968
              102-00                       6.2903             6.2940              6.2886             6.2838             6.2785
              102-04                       6.2727             6.2762              6.2705             6.2657             6.2601
              102-08                       6.2552             6.2583              6.2525             6.2476             6.2418
              102-12                       6.2377             6.2405              6.2346             6.2296             6.2236
              102-16                       6.2203             6.2227              6.2166             6.2116             6.2053
              102-20                       6.2029             6.2050              6.1987             6.1936             6.1871
              102-24                       6.1855             6.1873              6.1808             6.1756             6.1689
              102-28                       6.1681             6.1696              6.1630             6.1577             6.1507
              103-00                       6.1507             6.1519              6.1451             6.1398             6.1326
              103-04                       6.1334             6.1343              6.1273             6.1219             6.1145
              103-08                       6.1161             6.1166              6.1095             6.1041             6.0964
              103-12                       6.0988             6.0990              6.0918             6.0863             6.0783
              103-16                       6.0816             6.0815              6.0741             6.0685             6.0603
------------------------------------  -----------------  ------------------  -----------------  -----------------  -----------------

------------------------------------  -----------------  ------------------  -----------------  -----------------  -----------------
              Spread @ Center Price         105                 106                106                105                 105
                                WAL       9.58679             9.36067            9.25383            9.20838             9.04353
                           Mod Durn        6.949               6.823              6.761              6.735               6.647
                      Mod Convexity        0.583               0.562              0.552              0.548               0.532
                   Principal Window    Jun08 to Apr09     Dec05 to Apr09      Mar05 to Mar09     Oct04 to Mar09     Sep04 to Jan09
                      Maturity #mos         119                 119                118                118                 116
                  Total Collat Loss     0.00 (0.00%)       0.00 (0.00%)        0.00 (0.00%)       0.00 (0.00%)       0.00 (0.00%)

                             Prepay       At 0 CPR           At 25 CPR          At 50 CPR          At 75 CPR          At 100 CPR
                         No prepays
              Lockout and penalties   Include penalty     Include penalty    Include penalty    Include penalty     Include penalty

              Extension, if balloon         None               None                None               None               None
                    Increase Coupon
                    Pay Exten Princ

                            Default       At 0 CDR           At 0 CDR            At 0 CDR           At 0 CDR           At 0 CDR
                      Loss Severity          0                   0                  0                  0                   0
                  Servicer Advances    100% of P & I       100% of P & I      100% of P & I      100% of P & I       100% of P & I
                       Recovery Lag        0 mos               0 mos              0 mos              0 mos               0 mos
                Optional Redemption
------------------------------------  -----------------  ------------------  -----------------  -----------------  -----------------

Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

FUNCM99C2_RED2, CLASS A2

-------------------------------------------------------
CUSIP
Coupon                                6.522
Delay                                   14
Stated Maturity                        N/A
Type                                 SEN FIX
-------------------------------------------------------

-------------------------------------------------------
Face                             $673,785,678.00
Original Balance                 $673,785,678.00
Current Balance                  $673,785,678.00
Factor                                  1
-------------------------------------------------------

-------------------------------------------------------
Settle at Pricing
Accrual begins                        5/1/99
Factor Date                            N/A
-------------------------------------------------------
YIELD CURVE:  Spread off interpolated node
3MO=5.079,   6MO=5.079,  1YR=5.079,   2YR=5.079,   3YR=5.123333333,   5YR=5.212,
10YR=5.32, 30YR=5.701

------------------------------------  -----------------  ------------------  -----------------  -----------------  -----------------
                                      0CPR YM; EXT0MO    25CPR YM; EXT0MO       50CPR YM;          75CPR YM;          100CPR YM;
                                       100% 0% RULES;     100% 0% RULES;      EXT0MO 100% 0%     EXT0MO 100% 0%     EXT0MO 100% 0%
                                      0CDR,0% ADV100%     0CDR,0% ADV100%     RULES; 0CDR,0%     RULES; 0CDR,0%     RULES; 0CDR,0%
               PRICE                      LAG0; BP           LAG0; BP        ADV100% LAG0; BP   ADV100% LAG0; BP   ADV100% LAG0; BP
                                           Yield
------------------------------------  -----------------  ------------------  -----------------  -----------------  -----------------
               99-16                       6.6469             6.6469              6.6470             6.6471             6.6476
               99-20                       6.6288             6.6288              6.6288             6.6289             6.6292
               99-24                       6.6107             6.6107              6.6107             6.6107             6.6108
               99-28                       6.5927             6.5927              6.5926             6.5926             6.5924
              100-00                       6.5747             6.5746              6.5746             6.5745             6.5740
              100-04                       6.5567             6.5566              6.5566             6.5564             6.5557
              100-08                       6.5387             6.5386              6.5386             6.5384             6.5374
              100-12                       6.5208             6.5207              6.5206             6.5204             6.5191
              100-16                       6.5029             6.5028              6.5026             6.5024             6.5009
              100-20                       6.4850             6.4849              6.4847             6.4845             6.4827
              100-24                       6.4672             6.4670              6.4668             6.4665             6.4645
              100-28                       6.4494             6.4492              6.4490             6.4486             6.4464
              101-00                       6.4316             6.4314              6.4311             6.4308             6.4282
              101-04                       6.4138             6.4136              6.4133             6.4129             6.4101
              101-08                       6.3961             6.3959              6.3956             6.3951             6.3921
              101-12                       6.3784             6.3781              6.3778             6.3773             6.3740
              101-16                       6.3607             6.3604              6.3601             6.3596             6.3560
              101-20                       6.3431             6.3428              6.3424             6.3418             6.3380
              101-24                       6.3254             6.3251              6.3247             6.3241             6.3201
              101-28                       6.3078             6.3075              6.3071             6.3064             6.3021
              102-00                       6.2903             6.2899              6.2895             6.2888             6.2842
              102-04                       6.2727             6.2724              6.2719             6.2712             6.2664
              102-08                       6.2552             6.2549              6.2543             6.2536             6.2485
              102-12                       6.2377             6.2373              6.2368             6.2360             6.2307
              102-16                       6.2203             6.2199              6.2193             6.2185             6.2129
              102-20                       6.2029             6.2024              6.2018             6.2010             6.1952
              102-24                       6.1855             6.1850              6.1844             6.1835             6.1774
              102-28                       6.1681             6.1676              6.1670             6.1660             6.1597
              103-00                       6.1507             6.1502              6.1496             6.1486             6.1420
              103-04                       6.1334             6.1329              6.1322             6.1312             6.1244
              103-08                       6.1161             6.1156              6.1149             6.1138             6.1068
              103-12                       6.0988             6.0983              6.0976             6.0964             6.0892
              103-16                       6.0816             6.0810              6.0803             6.0791             6.0716
------------------------------------  -----------------  ------------------  -----------------  -----------------  -----------------

------------------------------------  -----------------  ------------------  -----------------  -----------------  -----------------
              Spread @ Center Price         105                 105                105                105                 105
                                WAL       9.58679             9.57229            9.55321            9.52425             9.34190
                           Mod Durn        6.949               6.942              6.932              6.916               6.820
                      Mod Convexity        0.583               0.581              0.579              0.577               0.559
                   Principal Window    Jun08 to Apr09     Jun08 to Apr09      May08 to Apr09     Apr08 to Apr09     Feb08 to Feb09
                      Maturity #mos         119                 119                119                119                 117
                  Total Collat Loss     0.00 (0.00%)       0.00 (0.00%)        0.00 (0.00%)       0.00 (0.00%)       0.00 (0.00%)

                             Prepay       At 0 CPR           At 25 CPR          At 50 CPR          At 75 CPR          At 100 CPR
                         No prepays    During any YM       During any YM      During any YM      During any YM       During any YM
              Lockout and penalties   Include penalty     Include penalty    Include penalty    Include penalty     Include penalty

              Extension, if balloon         None               None                None               None               None
                    Increase Coupon
                    Pay Exten Princ

                            Default       At 0 CDR           At 0 CDR            At 0 CDR           At 0 CDR           At 0 CDR
                      Loss Severity          0                   0                  0                  0                   0
                  Servicer Advances    100% of P & I       100% of P & I      100% of P & I      100% of P & I       100% of P & I
                       Recovery Lag        0 mos               0 mos              0 mos              0 mos               0 mos
                Optional Redemption
------------------------------------  -----------------  ------------------  -----------------  -----------------  -----------------

Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.


FUNCM99C2_RED2, CLASS A2

CUSIP                          Face                  $673,785,678.00      Settle at Pricing
Coupon              6.522      Original Balance      $673,785,678.00      Accrual begins          5/1/99
Delay               14         Current Balance       $673,785,678.00      Factor Date             N/A
Stated Maturity     N/A        Factor                1
Type                SEN FIX    WAL 9.58679 yrs

YIELD CURVE:  Spread off interpolated node
3MO=5.079,   6MO=5.079,  1YR=5.079,   2YR=5.079,   3YR=5.123333333,   5YR=5.212,
10YR=5.32, 30YR=5.701

Prepay:                  At 0 CPR     No prepays:           Lockout and penalties:   Include penalty
Default:                 At 0 CDR     Loss Severity: 0%     Servicer Advances:       100% of P & I        Recovery Lag: 0 mos
Extension, if balloon:   None         Increase Coupon:      Pay Exten Princ:
Optional Redemption:


PerDate                            Principal             Interest            Cash Flow              Balance     Prepay Penalty
  0. May 20, 99                         0.00                 0.00                 0.00       673,785,678.00               0.00
  1. Jun 15, 99                         0.00         3,662,025.16         3,662,025.16       673,785,678.00               0.00
  2. Jul 15, 99                         0.00         3,662,025.16         3,662,025.16       673,785,678.00               0.00
  3. Aug 15, 99                         0.00         3,662,025.16         3,662,025.16       673,785,678.00               0.00
  4. Sep 15, 99                         0.00         3,662,025.16         3,662,025.16       673,785,678.00               0.00
  5. Oct 15, 99                         0.00         3,662,025.16         3,662,025.16       673,785,678.00               0.00
  6. Nov 15, 99                         0.00         3,662,025.16         3,662,025.16       673,785,678.00               0.00
  7. Dec 15, 99                         0.00         3,662,025.16         3,662,025.16       673,785,678.00               0.00
  8. Jan 15, 00                         0.00         3,662,025.16         3,662,025.16       673,785,678.00               0.00
  9. Feb 15, 00                         0.00         3,662,025.16         3,662,025.16       673,785,678.00               0.00
 10. Mar 15, 00                         0.00         3,662,025.16         3,662,025.16       673,785,678.00               0.00
 11. Apr 15, 00                         0.00         3,662,025.16         3,662,025.16       673,785,678.00               0.00
 12. May 15, 00                         0.00         3,662,025.16         3,662,025.16       673,785,678.00               0.00
 13. Jun 15, 00                         0.00         3,662,025.16         3,662,025.16       673,785,678.00               0.00
 14. Jul 15, 00                         0.00         3,662,025.16         3,662,025.16       673,785,678.00               0.00
 15. Aug 15, 00                         0.00         3,662,025.16         3,662,025.16       673,785,678.00               0.00
 16. Sep 15, 00                         0.00         3,662,025.16         3,662,025.16       673,785,678.00               0.00
 17. Oct 15, 00                         0.00         3,662,025.16         3,662,025.16       673,785,678.00               0.00
 18. Nov 15, 00                         0.00         3,662,025.16         3,662,025.16       673,785,678.00               0.00
 19. Dec 15, 00                         0.00         3,662,025.16         3,662,025.16       673,785,678.00               0.00
 20. Jan 15, 01                         0.00         3,662,025.16         3,662,025.16       673,785,678.00               0.00
 21. Feb 15, 01                         0.00         3,662,025.16         3,662,025.16       673,785,678.00               0.00
 22. Mar 15, 01                         0.00         3,662,025.16         3,662,025.16       673,785,678.00               0.00
 23. Apr 15, 01                         0.00         3,662,025.16         3,662,025.16       673,785,678.00               0.00
 24. May 15, 01                         0.00         3,662,025.16         3,662,025.16       673,785,678.00               0.00
 25. Jun 15, 01                         0.00         3,662,025.16         3,662,025.16       673,785,678.00               0.00
 26. Jul 15, 01                         0.00         3,662,025.16         3,662,025.16       673,785,678.00               0.00
 27. Aug 15, 01                         0.00         3,662,025.16         3,662,025.16       673,785,678.00               0.00
 28. Sep 15, 01                         0.00         3,662,025.16         3,662,025.16       673,785,678.00               0.00
 29. Oct 15, 01                         0.00         3,662,025.16         3,662,025.16       673,785,678.00               0.00
 30. Nov 15, 01                         0.00         3,662,025.16         3,662,025.16       673,785,678.00               0.00
 31. Dec 15, 01                         0.00         3,662,025.16         3,662,025.16       673,785,678.00               0.00
 32. Jan 15, 02                         0.00         3,662,025.16         3,662,025.16       673,785,678.00               0.00
 33. Feb 15, 02                         0.00         3,662,025.16         3,662,025.16       673,785,678.00               0.00
 34. Mar 15, 02                         0.00         3,662,025.16         3,662,025.16       673,785,678.00               0.00
 35. Apr 15, 02                         0.00         3,662,025.16         3,662,025.16       673,785,678.00               0.00
 36. May 15, 02                         0.00         3,662,025.16         3,662,025.16       673,785,678.00               0.00
 37. Jun 15, 02                         0.00         3,662,025.16         3,662,025.16       673,785,678.00               0.00
 38. Jul 15, 02                         0.00         3,662,025.16         3,662,025.16       673,785,678.00               0.00
 39. Aug 15, 02                         0.00         3,662,025.16         3,662,025.16       673,785,678.00               0.00
 40. Sep 15, 02                         0.00         3,662,025.16         3,662,025.16       673,785,678.00               0.00
 41. Oct 15, 02                         0.00         3,662,025.16         3,662,025.16       673,785,678.00               0.00
 42. Nov 15, 02                         0.00         3,662,025.16         3,662,025.16       673,785,678.00               0.00
 43. Dec 15, 02                         0.00         3,662,025.16         3,662,025.16       673,785,678.00               0.00
 44. Jan 15, 03                         0.00         3,662,025.16         3,662,025.16       673,785,678.00               0.00
 45. Feb 15, 03                         0.00         3,662,025.16         3,662,025.16       673,785,678.00               0.00
 46. Mar 15, 03                         0.00         3,662,025.16         3,662,025.16       673,785,678.00               0.00
 47. Apr 15, 03                         0.00         3,662,025.16         3,662,025.16       673,785,678.00               0.00
 48. May 15, 03                         0.00         3,662,025.16         3,662,025.16       673,785,678.00               0.00
 49. Jun 15, 03                         0.00         3,662,025.16         3,662,025.16       673,785,678.00               0.00
 50. Jul 15, 03                         0.00         3,662,025.16         3,662,025.16       673,785,678.00               0.00
 51. Aug 15, 03                         0.00         3,662,025.16         3,662,025.16       673,785,678.00               0.00
 52. Sep 15, 03                         0.00         3,662,025.16         3,662,025.16       673,785,678.00               0.00
 53. Oct 15, 03                         0.00         3,662,025.16         3,662,025.16       673,785,678.00               0.00
 54. Nov 15, 03                         0.00         3,662,025.16         3,662,025.16       673,785,678.00               0.00
 55. Dec 15, 03                         0.00         3,662,025.16         3,662,025.16       673,785,678.00               0.00
 56. Jan 15, 04                         0.00         3,662,025.16         3,662,025.16       673,785,678.00               0.00
 57. Feb 15, 04                         0.00         3,662,025.16         3,662,025.16       673,785,678.00               0.00
 58. Mar 15, 04                         0.00         3,662,025.16         3,662,025.16       673,785,678.00               0.00
 59. Apr 15, 04                         0.00         3,662,025.16         3,662,025.16       673,785,678.00               0.00
 60. May 15, 04                         0.00         3,662,025.16         3,662,025.16       673,785,678.00               0.00
 61. Jun 15, 04                         0.00         3,662,025.16         3,662,025.16       673,785,678.00               0.00
 62. Jul 15, 04                         0.00         3,662,025.16         3,662,025.16       673,785,678.00               0.00
 63. Aug 15, 04                         0.00         3,662,025.16         3,662,025.16       673,785,678.00               0.00
 64. Sep 15, 04                         0.00         3,662,025.16         3,662,025.16       673,785,678.00               0.00
 65. Oct 15, 04                         0.00         3,662,025.16         3,662,025.16       673,785,678.00               0.00
 66. Nov 15, 04                         0.00         3,662,025.16         3,662,025.16       673,785,678.00               0.00
 67. Dec 15, 04                         0.00         3,662,025.16         3,662,025.16       673,785,678.00               0.00
 68. Jan 15, 05                         0.00         3,662,025.16         3,662,025.16       673,785,678.00               0.00
 69. Feb 15, 05                         0.00         3,662,025.16         3,662,025.16       673,785,678.00               0.00
 70. Mar 15, 05                         0.00         3,662,025.16         3,662,025.16       673,785,678.00               0.00
 71. Apr 15, 05                         0.00         3,662,025.16         3,662,025.16       673,785,678.00               0.00
 72. May 15, 05                         0.00         3,662,025.16         3,662,025.16       673,785,678.00               0.00
 73. Jun 15, 05                         0.00         3,662,025.16         3,662,025.16       673,785,678.00               0.00
 74. Jul 15, 05                         0.00         3,662,025.16         3,662,025.16       673,785,678.00               0.00
 75. Aug 15, 05                         0.00         3,662,025.16         3,662,025.16       673,785,678.00               0.00
 76. Sep 15, 05                         0.00         3,662,025.16         3,662,025.16       673,785,678.00               0.00
 77. Oct 15, 05                         0.00         3,662,025.16         3,662,025.16       673,785,678.00               0.00
 78. Nov 15, 05                         0.00         3,662,025.16         3,662,025.16       673,785,678.00               0.00
 79. Dec 15, 05                         0.00         3,662,025.16         3,662,025.16       673,785,678.00               0.00
 80. Jan 15, 06                         0.00         3,662,025.16         3,662,025.16       673,785,678.00               0.00
 81. Feb 15, 06                         0.00         3,662,025.16         3,662,025.16       673,785,678.00               0.00
 82. Mar 15, 06                         0.00         3,662,025.16         3,662,025.16       673,785,678.00               0.00
 83. Apr 15, 06                         0.00         3,662,025.16         3,662,025.16       673,785,678.00               0.00
 84. May 15, 06                         0.00         3,662,025.16         3,662,025.16       673,785,678.00               0.00
 85. Jun 15, 06                         0.00         3,662,025.16         3,662,025.16       673,785,678.00               0.00
 86. Jul 15, 06                         0.00         3,662,025.16         3,662,025.16       673,785,678.00               0.00
 87. Aug 15, 06                         0.00         3,662,025.16         3,662,025.16       673,785,678.00               0.00
 88. Sep 15, 06                         0.00         3,662,025.16         3,662,025.16       673,785,678.00               0.00
 89. Oct 15, 06                         0.00         3,662,025.16         3,662,025.16       673,785,678.00               0.00
 90. Nov 15, 06                         0.00         3,662,025.16         3,662,025.16       673,785,678.00               0.00
 91. Dec 15, 06                         0.00         3,662,025.16         3,662,025.16       673,785,678.00               0.00
 92. Jan 15, 07                         0.00         3,662,025.16         3,662,025.16       673,785,678.00               0.00
 93. Feb 15, 07                         0.00         3,662,025.16         3,662,025.16       673,785,678.00               0.00
 94. Mar 15, 07                         0.00         3,662,025.16         3,662,025.16       673,785,678.00               0.00
 95. Apr 15, 07                         0.00         3,662,025.16         3,662,025.16       673,785,678.00               0.00
 96. May 15, 07                         0.00         3,662,025.16         3,662,025.16       673,785,678.00               0.00
 97. Jun 15, 07                         0.00         3,662,025.16         3,662,025.16       673,785,678.00               0.00
 98. Jul 15, 07                         0.00         3,662,025.16         3,662,025.16       673,785,678.00               0.00
 99. Aug 15, 07                         0.00         3,662,025.16         3,662,025.16       673,785,678.00               0.00
100. Sep 15, 07                         0.00         3,662,025.16         3,662,025.16       673,785,678.00               0.00
101. Oct 15, 07                         0.00         3,662,025.16         3,662,025.16       673,785,678.00               0.00
102. Nov 15, 07                         0.00         3,662,025.16         3,662,025.16       673,785,678.00               0.00
103. Dec 15, 07                         0.00         3,662,025.16         3,662,025.16       673,785,678.00               0.00
104. Jan 15, 08                         0.00         3,662,025.16         3,662,025.16       673,785,678.00               0.00
105. Feb 15, 08                         0.00         3,662,025.16         3,662,025.16       673,785,678.00               0.00
106. Mar 15, 08                            0         3,662,025.16         3,662,025.16       673,785,678.00                  0
107. Apr 15, 08                            0         3,662,025.16         3,662,025.16       673,785,678.00                  0
108. May 15, 08                            0         3,662,025.16         3,662,025.16       673,785,678.00                  0
109. Jun 15, 08                20,163,491.23         3,662,025.16        23,825,516.39       653,622,186.77                  0
110. Jul 15, 08                47,413,713.90         3,552,436.59        50,966,150.49       606,208,472.87                  0
111. Aug 15, 08                17,070,010.36         3,294,743.05        20,364,753.41       589,138,462.51                  0
112. Sep 15, 08                17,065,486.60         3,201,967.54        20,267,454.14       572,072,975.91                  0
113. Oct 15, 08                44,805,739.80         3,109,216.62        47,914,956.42       527,267,236.11                  0
114. Nov 15, 08                95,666,134.64         2,865,697.43        98,531,832.06       431,601,101.48                  0
115. Dec 15, 08               133,342,957.82         2,345,751.99       135,688,709.80       298,258,143.66                  0
116. Jan 15, 09                54,148,736.03         1,621,033.01        55,769,769.04       244,109,407.63                  0
117. Feb 15, 09                39,944,978.59         1,326,734.63        41,271,713.22       204,164,429.05                  0
118. Mar 15, 09               147,674,012.09         1,109,633.67       148,783,645.76        56,490,416.96                  0
119. Apr 15, 09                56,490,416.96           307,025.42        56,797,442.37                    0                  0

Total                         673,785,678.00       421,894,982.38     1,095,680,660.38                                       0

(table continued)


PerDate                      Princ Writedown     Accrued Interest   Interest Shortfall               Coupon
  0. May 20, 99                         0.00                 0.00                 0.00             0.000000
  1. Jun 15, 99                         0.00         3,662,025.16                 0.00             6.522000
  2. Jul 15, 99                         0.00         3,662,025.16                 0.00             6.522000
  3. Aug 15, 99                         0.00         3,662,025.16                 0.00             6.522000
  4. Sep 15, 99                         0.00         3,662,025.16                 0.00             6.522000
  5. Oct 15, 99                         0.00         3,662,025.16                 0.00             6.522000
  6. Nov 15, 99                         0.00         3,662,025.16                 0.00             6.522000
  7. Dec 15, 99                         0.00         3,662,025.16                 0.00             6.522000
  8. Jan 15, 00                         0.00         3,662,025.16                 0.00             6.522000
  9. Feb 15, 00                         0.00         3,662,025.16                 0.00             6.522000
 10. Mar 15, 00                         0.00         3,662,025.16                 0.00             6.522000
 11. Apr 15, 00                         0.00         3,662,025.16                 0.00             6.522000
 12. May 15, 00                         0.00         3,662,025.16                 0.00             6.522000
 13. Jun 15, 00                         0.00         3,662,025.16                 0.00             6.522000
 14. Jul 15, 00                         0.00         3,662,025.16                 0.00             6.522000
 15. Aug 15, 00                         0.00         3,662,025.16                 0.00             6.522000
 16. Sep 15, 00                         0.00         3,662,025.16                 0.00             6.522000
 17. Oct 15, 00                         0.00         3,662,025.16                 0.00             6.522000
 18. Nov 15, 00                         0.00         3,662,025.16                 0.00             6.522000
 19. Dec 15, 00                         0.00         3,662,025.16                 0.00             6.522000
 20. Jan 15, 01                         0.00         3,662,025.16                 0.00             6.522000
 21. Feb 15, 01                         0.00         3,662,025.16                 0.00             6.522000
 22. Mar 15, 01                         0.00         3,662,025.16                 0.00             6.522000
 23. Apr 15, 01                         0.00         3,662,025.16                 0.00             6.522000
 24. May 15, 01                         0.00         3,662,025.16                 0.00             6.522000
 25. Jun 15, 01                         0.00         3,662,025.16                 0.00             6.522000
 26. Jul 15, 01                         0.00         3,662,025.16                 0.00             6.522000
 27. Aug 15, 01                         0.00         3,662,025.16                 0.00             6.522000
 28. Sep 15, 01                         0.00         3,662,025.16                 0.00             6.522000
 29. Oct 15, 01                         0.00         3,662,025.16                 0.00             6.522000
 30. Nov 15, 01                         0.00         3,662,025.16                 0.00             6.522000
 31. Dec 15, 01                         0.00         3,662,025.16                 0.00             6.522000
 32. Jan 15, 02                         0.00         3,662,025.16                 0.00             6.522000
 33. Feb 15, 02                         0.00         3,662,025.16                 0.00             6.522000
 34. Mar 15, 02                         0.00         3,662,025.16                 0.00             6.522000
 35. Apr 15, 02                         0.00         3,662,025.16                 0.00             6.522000
 36. May 15, 02                         0.00         3,662,025.16                 0.00             6.522000
 37. Jun 15, 02                         0.00         3,662,025.16                 0.00             6.522000
 38. Jul 15, 02                         0.00         3,662,025.16                 0.00             6.522000
 39. Aug 15, 02                         0.00         3,662,025.16                 0.00             6.522000
 40. Sep 15, 02                         0.00         3,662,025.16                 0.00             6.522000
 41. Oct 15, 02                         0.00         3,662,025.16                 0.00             6.522000
 42. Nov 15, 02                         0.00         3,662,025.16                 0.00             6.522000
 43. Dec 15, 02                         0.00         3,662,025.16                 0.00             6.522000
 44. Jan 15, 03                         0.00         3,662,025.16                 0.00             6.522000
 45. Feb 15, 03                         0.00         3,662,025.16                 0.00             6.522000
 46. Mar 15, 03                         0.00         3,662,025.16                 0.00             6.522000
 47. Apr 15, 03                         0.00         3,662,025.16                 0.00             6.522000
 48. May 15, 03                         0.00         3,662,025.16                 0.00             6.522000
 49. Jun 15, 03                         0.00         3,662,025.16                 0.00             6.522000
 50. Jul 15, 03                         0.00         3,662,025.16                 0.00             6.522000
 51. Aug 15, 03                         0.00         3,662,025.16                 0.00             6.522000
 52. Sep 15, 03                         0.00         3,662,025.16                 0.00             6.522000
 53. Oct 15, 03                         0.00         3,662,025.16                 0.00             6.522000
 54. Nov 15, 03                         0.00         3,662,025.16                 0.00             6.522000
 55. Dec 15, 03                         0.00         3,662,025.16                 0.00             6.522000
 56. Jan 15, 04                         0.00         3,662,025.16                 0.00             6.522000
 57. Feb 15, 04                         0.00         3,662,025.16                 0.00             6.522000
 58. Mar 15, 04                         0.00         3,662,025.16                 0.00             6.522000
 59. Apr 15, 04                         0.00         3,662,025.16                 0.00             6.522000
 60. May 15, 04                         0.00         3,662,025.16                 0.00             6.522000
 61. Jun 15, 04                         0.00         3,662,025.16                 0.00             6.522000
 62. Jul 15, 04                         0.00         3,662,025.16                 0.00             6.522000
 63. Aug 15, 04                         0.00         3,662,025.16                 0.00             6.522000
 64. Sep 15, 04                         0.00         3,662,025.16                 0.00             6.522000
 65. Oct 15, 04                         0.00         3,662,025.16                 0.00             6.522000
 66. Nov 15, 04                         0.00         3,662,025.16                 0.00             6.522000
 67. Dec 15, 04                         0.00         3,662,025.16                 0.00             6.522000
 68. Jan 15, 05                         0.00         3,662,025.16                 0.00             6.522000
 69. Feb 15, 05                         0.00         3,662,025.16                 0.00             6.522000
 70. Mar 15, 05                         0.00         3,662,025.16                 0.00             6.522000
 71. Apr 15, 05                         0.00         3,662,025.16                 0.00             6.522000
 72. May 15, 05                         0.00         3,662,025.16                 0.00             6.522000
 73. Jun 15, 05                         0.00         3,662,025.16                 0.00             6.522000
 74. Jul 15, 05                         0.00         3,662,025.16                 0.00             6.522000
 75. Aug 15, 05                         0.00         3,662,025.16                 0.00             6.522000
 76. Sep 15, 05                         0.00         3,662,025.16                 0.00             6.522000
 77. Oct 15, 05                         0.00         3,662,025.16                 0.00             6.522000
 78. Nov 15, 05                         0.00         3,662,025.16                 0.00             6.522000
 79. Dec 15, 05                         0.00         3,662,025.16                 0.00             6.522000
 80. Jan 15, 06                         0.00         3,662,025.16                 0.00             6.522000
 81. Feb 15, 06                         0.00         3,662,025.16                 0.00             6.522000
 82. Mar 15, 06                         0.00         3,662,025.16                 0.00             6.522000
 83. Apr 15, 06                         0.00         3,662,025.16                 0.00             6.522000
 84. May 15, 06                         0.00         3,662,025.16                 0.00             6.522000
 85. Jun 15, 06                         0.00         3,662,025.16                 0.00             6.522000
 86. Jul 15, 06                         0.00         3,662,025.16                 0.00             6.522000
 87. Aug 15, 06                         0.00         3,662,025.16                 0.00             6.522000
 88. Sep 15, 06                         0.00         3,662,025.16                 0.00             6.522000
 89. Oct 15, 06                         0.00         3,662,025.16                 0.00             6.522000
 90. Nov 15, 06                         0.00         3,662,025.16                 0.00             6.522000
 91. Dec 15, 06                         0.00         3,662,025.16                 0.00             6.522000
 92. Jan 15, 07                         0.00         3,662,025.16                 0.00             6.522000
 93. Feb 15, 07                         0.00         3,662,025.16                 0.00             6.522000
 94. Mar 15, 07                         0.00         3,662,025.16                 0.00             6.522000
 95. Apr 15, 07                         0.00         3,662,025.16                 0.00             6.522000
 96. May 15, 07                         0.00         3,662,025.16                 0.00             6.522000
 97. Jun 15, 07                         0.00         3,662,025.16                 0.00             6.522000
 98. Jul 15, 07                         0.00         3,662,025.16                 0.00             6.522000
 99. Aug 15, 07                         0.00         3,662,025.16                 0.00             6.522000
100. Sep 15, 07                         0.00         3,662,025.16                 0.00             6.522000
101. Oct 15, 07                         0.00         3,662,025.16                 0.00             6.522000
102. Nov 15, 07                         0.00         3,662,025.16                 0.00             6.522000
103. Dec 15, 07                         0.00         3,662,025.16                 0.00             6.522000
104. Jan 15, 08                         0.00         3,662,025.16                 0.00             6.522000
105. Feb 15, 08                         0.00         3,662,025.16                 0.00             6.522000
106. Mar 15, 08                            0         3,662,025.16                    0                6.522
107. Apr 15, 08                            0         3,662,025.16                    0                6.522
108. May 15, 08                            0         3,662,025.16                    0                6.522
109. Jun 15, 08                            0         3,662,025.16                    0                6.522
110. Jul 15, 08                            0         3,552,436.59                    0                6.522
111. Aug 15, 08                            0         3,294,743.05                    0                6.522
112. Sep 15, 08                            0         3,201,967.54                    0                6.522
113. Oct 15, 08                            0         3,109,216.62                    0                6.522
114. Nov 15, 08                            0         2,865,697.43                    0                6.522
115. Dec 15, 08                            0         2,345,751.99                    0                6.522
116. Jan 15, 09                            0         1,621,033.01                    0                6.522
117. Feb 15, 09                            0         1,326,734.63                    0                6.522
118. Mar 15, 09                            0         1,109,633.67                    0                6.522
119. Apr 15, 09                            0           307,025.42                    0                6.522

Total                                      0       421,894,982.38                    0

Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.


FUNCM99C2_RED2, CLASS A2

CUSIP                                Face              $673,785,678.00   Settle at Pricing
Coupon             6.522             Original Balance  $673,785,678.00   Accrual begins    5/1/99
Delay              14                Current Balance   $673,785,678.00   Factor Date       N/A
Stated Maturity    N/A               Factor            1
Type               SEN FIX           WAL 9.04353 yrs

YIELD CURVE:  Spread off interpolated node
3MO=5.079,   6MO=5.079,  1YR=5.079,   2YR=5.079,   3YR=5.123333333,   5YR=5.212,
10YR=5.32, 30YR=5.701

Prepay:                At 100 CPR       No prepays:              Lockout and penalties:   Include penalty
Default:               At 0 CDR         Loss Severity:      0%   Servicer Advances:       100% of P & I       Recovery Lag: 0 mos
Extension, if balloon: None             Increase Coupon:         Pay Exten Princ:
Optional Redemption:


PerDate                            Principal             Interest            Cash Flow              Balance   Prepay Penalty
  0. May 20, 99                         0.00                 0.00                 0.00       673,785,678.00             0.00
  1. Jun 15, 99                         0.00         3,662,025.16         3,662,025.16       673,785,678.00             0.00
  2. Jul 15, 99                         0.00         3,662,025.16         3,662,025.16       673,785,678.00             0.00
  3. Aug 15, 99                         0.00         3,662,025.16         3,662,025.16       673,785,678.00             0.00
  4. Sep 15, 99                         0.00         3,662,025.16         3,662,025.16       673,785,678.00             0.00
  5. Oct 15, 99                         0.00         3,662,025.16         3,662,025.16       673,785,678.00             0.00
  6. Nov 15, 99                         0.00         3,662,025.16         3,662,025.16       673,785,678.00             0.00
  7. Dec 15, 99                         0.00         3,662,025.16         3,662,025.16       673,785,678.00             0.00
  8. Jan 15, 00                         0.00         3,662,025.16         3,662,025.16       673,785,678.00             0.00
  9. Feb 15, 00                         0.00         3,662,025.16         3,662,025.16       673,785,678.00             0.00
 10. Mar 15, 00                         0.00         3,662,025.16         3,662,025.16       673,785,678.00             0.00
 11. Apr 15, 00                         0.00         3,662,025.16         3,662,025.16       673,785,678.00             0.00
 12. May 15, 00                         0.00         3,662,025.16         3,662,025.16       673,785,678.00             0.00
 13. Jun 15, 00                         0.00         3,662,025.16         3,662,025.16       673,785,678.00             0.00
 14. Jul 15, 00                         0.00         3,662,025.16         3,662,025.16       673,785,678.00             0.00
 15. Aug 15, 00                         0.00         3,662,025.16         3,662,025.16       673,785,678.00             0.00
 16. Sep 15, 00                         0.00         3,662,025.16         3,662,025.16       673,785,678.00             0.00
 17. Oct 15, 00                         0.00         3,662,025.16         3,662,025.16       673,785,678.00             0.00
 18. Nov 15, 00                         0.00         3,662,025.16         3,662,025.16       673,785,678.00             0.00
 19. Dec 15, 00                         0.00         3,662,025.16         3,662,025.16       673,785,678.00             0.00
 20. Jan 15, 01                         0.00         3,662,025.16         3,662,025.16       673,785,678.00             0.00
 21. Feb 15, 01                         0.00         3,662,025.16         3,662,025.16       673,785,678.00             0.00
 22. Mar 15, 01                         0.00         3,662,025.16         3,662,025.16       673,785,678.00             0.00
 23. Apr 15, 01                         0.00         3,662,025.16         3,662,025.16       673,785,678.00             0.00
 24. May 15, 01                         0.00         3,662,025.16         3,662,025.16       673,785,678.00             0.00
 25. Jun 15, 01                         0.00         3,662,025.16         3,662,025.16       673,785,678.00             0.00
 26. Jul 15, 01                         0.00         3,662,025.16         3,662,025.16       673,785,678.00             0.00
 27. Aug 15, 01                         0.00         3,662,025.16         3,662,025.16       673,785,678.00             0.00
 28. Sep 15, 01                         0.00         3,662,025.16         3,662,025.16       673,785,678.00             0.00
 29. Oct 15, 01                         0.00         3,662,025.16         3,662,025.16       673,785,678.00             0.00
 30. Nov 15, 01                         0.00         3,662,025.16         3,662,025.16       673,785,678.00             0.00
 31. Dec 15, 01                         0.00         3,662,025.16         3,662,025.16       673,785,678.00             0.00
 32. Jan 15, 02                         0.00         3,662,025.16         3,662,025.16       673,785,678.00             0.00
 33. Feb 15, 02                         0.00         3,662,025.16         3,662,025.16       673,785,678.00             0.00
 34. Mar 15, 02                         0.00         3,662,025.16         3,662,025.16       673,785,678.00             0.00
 35. Apr 15, 02                         0.00         3,662,025.16         3,662,025.16       673,785,678.00             0.00
 36. May 15, 02                         0.00         3,662,025.16         3,662,025.16       673,785,678.00             0.00
 37. Jun 15, 02                         0.00         3,662,025.16         3,662,025.16       673,785,678.00             0.00
 38. Jul 15, 02                         0.00         3,662,025.16         3,662,025.16       673,785,678.00             0.00
 39. Aug 15, 02                         0.00         3,662,025.16         3,662,025.16       673,785,678.00             0.00
 40. Sep 15, 02                         0.00         3,662,025.16         3,662,025.16       673,785,678.00             0.00
 41. Oct 15, 02                         0.00         3,662,025.16         3,662,025.16       673,785,678.00             0.00
 42. Nov 15, 02                         0.00         3,662,025.16         3,662,025.16       673,785,678.00             0.00
 43. Dec 15, 02                         0.00         3,662,025.16         3,662,025.16       673,785,678.00             0.00
 44. Jan 15, 03                         0.00         3,662,025.16         3,662,025.16       673,785,678.00             0.00
 45. Feb 15, 03                         0.00         3,662,025.16         3,662,025.16       673,785,678.00             0.00
 46. Mar 15, 03                         0.00         3,662,025.16         3,662,025.16       673,785,678.00             0.00
 47. Apr 15, 03                         0.00         3,662,025.16         3,662,025.16       673,785,678.00             0.00
 48. May 15, 03                         0.00         3,662,025.16         3,662,025.16       673,785,678.00             0.00
 49. Jun 15, 03                         0.00         3,662,025.16         3,662,025.16       673,785,678.00             0.00
 50. Jul 15, 03                         0.00         3,662,025.16         3,662,025.16       673,785,678.00             0.00
 51. Aug 15, 03                         0.00         3,662,025.16         3,662,025.16       673,785,678.00             0.00
 52. Sep 15, 03                         0.00         3,662,025.16         3,662,025.16       673,785,678.00             0.00
 53. Oct 15, 03                         0.00         3,662,025.16         3,662,025.16       673,785,678.00             0.00
 54. Nov 15, 03                         0.00         3,662,025.16         3,662,025.16       673,785,678.00             0.00
 55. Dec 15, 03                         0.00         3,662,025.16         3,662,025.16       673,785,678.00             0.00
 56. Jan 15, 04                         0.00         3,662,025.16         3,662,025.16       673,785,678.00             0.00
 57. Feb 15, 04                         0.00         3,662,025.16         3,662,025.16       673,785,678.00             0.00
 58. Mar 15, 04                         0.00         3,662,025.16         3,662,025.16       673,785,678.00             0.00
 59. Apr 15, 04                         0.00         3,662,025.16         3,662,025.16       673,785,678.00             0.00
 60. May 15, 04                         0.00         3,662,025.16         3,662,025.16       673,785,678.00             0.00
 61. Jun 15, 04                         0.00         3,662,025.16         3,662,025.16       673,785,678.00             0.00
 62. Jul 15, 04                         0.00         3,662,025.16         3,662,025.16       673,785,678.00             0.00
 63. Aug 15, 04                         0.00         3,662,025.16         3,662,025.16       673,785,678.00             0.00
 64. Sep 15, 04                   396,340.11         3,662,025.16         4,058,365.27       673,389,337.89             0.00
 65. Oct 15, 04                 1,512,650.30         3,659,871.05         5,172,521.35       671,876,687.59             0.00
 66. Nov 15, 04                 1,334,417.66         3,651,649.80         4,986,067.46       670,542,269.93             0.00
 67. Dec 15, 04                 1,529,985.85         3,644,397.24         5,174,383.09       669,012,284.08             0.00
 68. Jan 15, 05                 1,352,380.30         3,636,081.76         4,988,462.07       667,659,903.78             0.00
 69. Feb 15, 05                 1,360,854.93         3,628,731.58         4,989,586.51       666,299,048.85             0.00
 70. Mar 15, 05                 1,928,694.70         3,621,335.33         5,550,030.03       664,370,354.15             0.00
 71. Apr 15, 05                 1,381,512.06         3,610,852.87         4,992,364.94       662,988,842.09             0.00
 72. May 15, 05                 1,575,997.20         3,603,344.36         5,179,341.55       661,412,844.89             0.00
 73. Jun 15, 05                 1,400,062.25         3,594,778.81         4,994,841.06       660,012,782.65             0.00
 74. Jul 15, 05                 1,594,122.92         3,587,169.47         5,181,292.39       658,418,659.73             0.00
 75. Aug 15, 05                 3,006,518.70         3,578,505.42         6,585,024.11       655,412,141.03             0.00
 76. Sep 15, 05                14,326,075.36         3,562,164.99        17,888,240.35       641,086,065.67             0.00
 77. Oct 15, 05                 1,599,983.74         3,484,302.77         5,084,286.50       639,486,081.93             0.00
 78. Nov 15, 05                 1,428,215.19         3,475,606.86         4,903,822.05       638,057,866.74             0.00
 79. Dec 15, 05                 1,618,454.30         3,467,844.51         5,086,298.81       636,439,412.43             0.00
 80. Jan 15, 06                 1,447,353.52         3,459,048.21         4,906,401.73       634,992,058.91             0.00
 81. Feb 15, 06                 1,456,439.60         3,451,181.84         4,907,621.44       633,535,619.31             0.00
 82. Mar 15, 06                 2,006,941.94         3,443,266.09         5,450,208.03       631,528,677.37             0.00
 83. Apr 15, 06                 1,478,222.86         3,432,358.36         4,910,581.22       630,050,454.52             0.00
 84. May 15, 06                 1,667,314.38         3,424,324.22         5,091,638.60       628,383,140.14             0.00
 85. Jun 15, 06                 1,497,986.09         3,415,262.37         4,913,248.46       626,885,154.04             0.00
 86. Jul 15, 06                 1,686,626.20         3,407,120.81         5,093,747.01       625,198,527.85             0.00
 87. Aug 15, 06                 1,517,996.27         3,397,954.00         4,915,950.27       623,680,531.58             0.00
 88. Sep 15, 06                 1,527,528.89         3,389,703.69         4,917,232.58       622,153,002.69             0.00
 89. Oct 15, 06                 2,433,607.87         3,432,142.68         5,865,750.55       619,719,394.82        50,741.11
 90. Nov 15, 06                 2,965,525.05         3,519,062.69         6,484,587.74       616,753,869.77       150,887.78
 91. Dec 15, 06                 1,723,002.11         3,352,057.28         5,075,059.39       615,030,867.66             0.00
 92. Jan 15, 07                 1,556,049.82         3,342,692.77         4,898,742.58       613,474,817.84             0.00
 93. Feb 15, 07                 1,565,816.68         3,334,235.63         4,900,052.31       611,909,001.16             0.00
 94. Mar 15, 07                 2,106,323.27         3,325,725.42         5,432,048.69       609,802,677.89             0.00
 95. Apr 15, 07                 1,588,906.54         3,314,277.55         4,903,184.09       608,213,771.35             0.00
 96. May 15, 07                 1,775,087.91         3,305,641.85         5,080,729.76       606,438,683.44             0.00
 97. Jun 15, 07                 1,610,037.81         3,295,994.24         4,906,032.05       604,828,645.63             0.00
 98. Jul 15, 07                 1,795,731.18         3,287,243.69         5,082,974.87       603,032,914.45             0.00
 99. Aug 15, 07                 1,631,432.98         3,277,483.89         4,908,916.87       601,401,481.47             0.00
100. Sep 15, 07                 1,641,676.20         3,268,617.05         4,910,293.25       599,759,805.27             0.00
101. Oct 15, 07                 1,826,640.56         3,259,694.54         5,086,335.10       597,933,164.71             0.00
102. Nov 15, 07                 1,663,466.49         3,249,766.75         4,913,233.24       596,269,698.22             0.00
103. Dec 15, 07                 1,847,927.60         3,240,725.81         5,088,653.41       594,421,770.62                0
104. Jan 15, 08                17,050,436.08         3,230,682.32        20,281,118.40       577,371,334.54                0
105. Feb 15, 08                17,629,956.99         3,138,013.20        20,767,970.19       559,741,377.55                0
106. Mar 15, 08                 7,397,925.86         3,042,194.39        10,440,120.24       552,343,451.70                0
107. Apr 15, 08                16,013,109.46         3,001,986.66        19,015,096.12       536,330,342.23                0
108. May 15, 08                10,718,187.25         2,914,955.41        13,633,142.66       525,612,154.98                0
109. Jun 15, 08                10,317,543.27         2,856,702.06        13,174,245.33       515,294,611.71                0
110. Jul 15, 08                22,384,077.90         2,800,626.21        25,184,704.11       492,910,533.81                0
111. Aug 15, 08                86,117,546.99         2,678,968.75        88,796,515.74       406,792,986.82                0
112. Sep 15, 08               168,309,206.96         2,210,919.88       170,520,126.84       238,483,779.87                0
113. Oct 15, 08                38,655,472.65         1,296,159.34        39,951,631.99       199,828,307.22                0
114. Nov 15, 08                70,683,840.25         1,086,066.85        71,769,907.10       129,144,466.97                0
115. Dec 15, 08                44,020,063.28           701,900.18        44,721,963.45        85,124,403.69                0
116. Jan 15, 09                85,124,403.69           462,651.13        85,587,054.83                    0                0

Total                         673,785,678.00       398,223,654.88     1,072,009,332.88                            201,628.89

(table continued)

PerDate                    Princ Writedown   Accrued Interest           Interest              Coupon
                                                                       Shortfall
  0. May 20, 99                       0.00               0.00               0.00            0.000000
  1. Jun 15, 99                       0.00       3,662,025.16               0.00            6.522000
  2. Jul 15, 99                       0.00       3,662,025.16               0.00            6.522000
  3. Aug 15, 99                       0.00       3,662,025.16               0.00            6.522000
  4. Sep 15, 99                       0.00       3,662,025.16               0.00            6.522000
  5. Oct 15, 99                       0.00       3,662,025.16               0.00            6.522000
  6. Nov 15, 99                       0.00       3,662,025.16               0.00            6.522000
  7. Dec 15, 99                       0.00       3,662,025.16               0.00            6.522000
  8. Jan 15, 00                       0.00       3,662,025.16               0.00            6.522000
  9. Feb 15, 00                       0.00       3,662,025.16               0.00            6.522000
 10. Mar 15, 00                       0.00       3,662,025.16               0.00            6.522000
 11. Apr 15, 00                       0.00       3,662,025.16               0.00            6.522000
 12. May 15, 00                       0.00       3,662,025.16               0.00            6.522000
 13. Jun 15, 00                       0.00       3,662,025.16               0.00            6.522000
 14. Jul 15, 00                       0.00       3,662,025.16               0.00            6.522000
 15. Aug 15, 00                       0.00       3,662,025.16               0.00            6.522000
 16. Sep 15, 00                       0.00       3,662,025.16               0.00            6.522000
 17. Oct 15, 00                       0.00       3,662,025.16               0.00            6.522000
 18. Nov 15, 00                       0.00       3,662,025.16               0.00            6.522000
 19. Dec 15, 00                       0.00       3,662,025.16               0.00            6.522000
 20. Jan 15, 01                       0.00       3,662,025.16               0.00            6.522000
 21. Feb 15, 01                       0.00       3,662,025.16               0.00            6.522000
 22. Mar 15, 01                       0.00       3,662,025.16               0.00            6.522000
 23. Apr 15, 01                       0.00       3,662,025.16               0.00            6.522000
 24. May 15, 01                       0.00       3,662,025.16               0.00            6.522000
 25. Jun 15, 01                       0.00       3,662,025.16               0.00            6.522000
 26. Jul 15, 01                       0.00       3,662,025.16               0.00            6.522000
 27. Aug 15, 01                       0.00       3,662,025.16               0.00            6.522000
 28. Sep 15, 01                       0.00       3,662,025.16               0.00            6.522000
 29. Oct 15, 01                       0.00       3,662,025.16               0.00            6.522000
 30. Nov 15, 01                       0.00       3,662,025.16               0.00            6.522000
 31. Dec 15, 01                       0.00       3,662,025.16               0.00            6.522000
 32. Jan 15, 02                       0.00       3,662,025.16               0.00            6.522000
 33. Feb 15, 02                       0.00       3,662,025.16               0.00            6.522000
 34. Mar 15, 02                       0.00       3,662,025.16               0.00            6.522000
 35. Apr 15, 02                       0.00       3,662,025.16               0.00            6.522000
 36. May 15, 02                       0.00       3,662,025.16               0.00            6.522000
 37. Jun 15, 02                       0.00       3,662,025.16               0.00            6.522000
 38. Jul 15, 02                       0.00       3,662,025.16               0.00            6.522000
 39. Aug 15, 02                       0.00       3,662,025.16               0.00            6.522000
 40. Sep 15, 02                       0.00       3,662,025.16               0.00            6.522000
 41. Oct 15, 02                       0.00       3,662,025.16               0.00            6.522000
 42. Nov 15, 02                       0.00       3,662,025.16               0.00            6.522000
 43. Dec 15, 02                       0.00       3,662,025.16               0.00            6.522000
 44. Jan 15, 03                       0.00       3,662,025.16               0.00            6.522000
 45. Feb 15, 03                       0.00       3,662,025.16               0.00            6.522000
 46. Mar 15, 03                       0.00       3,662,025.16               0.00            6.522000
 47. Apr 15, 03                       0.00       3,662,025.16               0.00            6.522000
 48. May 15, 03                       0.00       3,662,025.16               0.00            6.522000
 49. Jun 15, 03                       0.00       3,662,025.16               0.00            6.522000
 50. Jul 15, 03                       0.00       3,662,025.16               0.00            6.522000
 51. Aug 15, 03                       0.00       3,662,025.16               0.00            6.522000
 52. Sep 15, 03                       0.00       3,662,025.16               0.00            6.522000
 53. Oct 15, 03                       0.00       3,662,025.16               0.00            6.522000
 54. Nov 15, 03                       0.00       3,662,025.16               0.00            6.522000
 55. Dec 15, 03                       0.00       3,662,025.16               0.00            6.522000
 56. Jan 15, 04                       0.00       3,662,025.16               0.00            6.522000
 57. Feb 15, 04                       0.00       3,662,025.16               0.00            6.522000
 58. Mar 15, 04                       0.00       3,662,025.16               0.00            6.522000
 59. Apr 15, 04                       0.00       3,662,025.16               0.00            6.522000
 60. May 15, 04                       0.00       3,662,025.16               0.00            6.522000
 61. Jun 15, 04                       0.00       3,662,025.16               0.00            6.522000
 62. Jul 15, 04                       0.00       3,662,025.16               0.00            6.522000
 63. Aug 15, 04                       0.00       3,662,025.16               0.00            6.522000
 64. Sep 15, 04                       0.00       3,662,025.16               0.00            6.522000
 65. Oct 15, 04                       0.00       3,659,871.05               0.00            6.522000
 66. Nov 15, 04                       0.00       3,651,649.80               0.00            6.522000
 67. Dec 15, 04                       0.00       3,644,397.24               0.00            6.522000
 68. Jan 15, 05                       0.00       3,636,081.76               0.00            6.522000
 69. Feb 15, 05                       0.00       3,628,731.58               0.00            6.522000
 70. Mar 15, 05                       0.00       3,621,335.33               0.00            6.522000
 71. Apr 15, 05                       0.00       3,610,852.87               0.00            6.522000
 72. May 15, 05                       0.00       3,603,344.36               0.00            6.522000
 73. Jun 15, 05                       0.00       3,594,778.81               0.00            6.522000
 74. Jul 15, 05                       0.00       3,587,169.47               0.00            6.522000
 75. Aug 15, 05                       0.00       3,578,505.42               0.00            6.522000
 76. Sep 15, 05                       0.00       3,562,164.99               0.00            6.522000
 77. Oct 15, 05                       0.00       3,484,302.77               0.00            6.522000
 78. Nov 15, 05                       0.00       3,475,606.86               0.00            6.522000
 79. Dec 15, 05                       0.00       3,467,844.51               0.00            6.522000
 80. Jan 15, 06                       0.00       3,459,048.21               0.00            6.522000
 81. Feb 15, 06                       0.00       3,451,181.84               0.00            6.522000
 82. Mar 15, 06                       0.00       3,443,266.09               0.00            6.522000
 83. Apr 15, 06                       0.00       3,432,358.36               0.00            6.522000
 84. May 15, 06                       0.00       3,424,324.22               0.00            6.522000
 85. Jun 15, 06                       0.00       3,415,262.37               0.00            6.522000
 86. Jul 15, 06                       0.00       3,407,120.81               0.00            6.522000
 87. Aug 15, 06                       0.00       3,397,954.00               0.00            6.522000
 88. Sep 15, 06                       0.00       3,389,703.69               0.00            6.522000
 89. Oct 15, 06                       0.00       3,381,401.57               0.00            6.522000
 90. Nov 15, 06                       0.00       3,368,174.91               0.00            6.522000
 91. Dec 15, 06                       0.00       3,352,057.28               0.00            6.522000
 92. Jan 15, 07                       0.00       3,342,692.77               0.00            6.522000
 93. Feb 15, 07                       0.00       3,334,235.63               0.00            6.522000
 94. Mar 15, 07                       0.00       3,325,725.42               0.00            6.522000
 95. Apr 15, 07                       0.00       3,314,277.55               0.00            6.522000
 96. May 15, 07                       0.00       3,305,641.85               0.00            6.522000
 97. Jun 15, 07                       0.00       3,295,994.24               0.00            6.522000
 98. Jul 15, 07                       0.00       3,287,243.69               0.00            6.522000
 99. Aug 15, 07                       0.00       3,277,483.89               0.00            6.522000
100. Sep 15, 07                       0.00       3,268,617.05               0.00            6.522000
101. Oct 15, 07                       0.00       3,259,694.54               0.00            6.522000
102. Nov 15, 07                       0.00       3,249,766.75               0.00            6.522000
103. Dec 15, 07                          0       3,240,725.81                  0               6.522
104. Jan 15, 08                          0       3,230,682.32                  0               6.522
105. Feb 15, 08                          0       3,138,013.20                  0               6.522
106. Mar 15, 08                          0       3,042,194.39                  0               6.522
107. Apr 15, 08                          0       3,001,986.66                  0               6.522
108. May 15, 08                          0       2,914,955.41                  0               6.522
109. Jun 15, 08                          0       2,856,702.06                  0               6.522
110. Jul 15, 08                          0       2,800,626.21                  0               6.522
111. Aug 15, 08                          0       2,678,968.75                  0               6.522
112. Sep 15, 08                          0       2,210,919.88                  0               6.522
113. Oct 15, 08                          0       1,296,159.34                  0               6.522
114. Nov 15, 08                          0       1,086,066.85                  0               6.522
115. Dec 15, 08                          0         701,900.18                  0               6.522
116. Jan 15, 09                          0         462,651.13                  0               6.522

Total                                    0     398,022,025.99                  0




FUNCM99C2_RED2, Class A2--Price/Yield



CUSIP                      Face                $673,785,678.00    Settle at Pricing
Coupon            6.522    Original Balance    $673,785,678.00    Accrual begins              5/1/99
Delay               14     Current Balance     $673,785,678.00    Factor Date                   N/A
Stated Maturity    N/A     Factor                   1
Type             SEN FIX




YIELD CURVE:  Spread off interpolated node
3MO=5.079, 6MO=5.079, 1YR=5.079, 2YR=5.079,
3YR=5.123333333, 5YR=5.212, 10YR=5.32, 30YR=5.701



                        0CPR; Ext0mo 100% 0% rules;   0CPR; Ext0mo 100% 0% rules; 0   0CPR; Ext0mo 100% 0% rules;
                         0 for 24 1CDR,35% adv100%         for 24 2CDR,35% adv           0 for 24 3CDR,35% adv
      Price                      lag12; bp                    100% lag12; bp                 100% lag12; bp
                                   Yield

     100-16                        6.5025                         6.5018                         6.5008
     100-20                        6.4846                         6.4838                         6.4826
     100-24                        6.4667                         6.4657                         6.4644
     100-28                        6.4489                         6.4477                         6.4462
     101-00                        6.4310                         6.4298                         6.4281
     101-04                        6.4132                         6.4118                         6.4100
     101-08                        6.3954                         6.3939                         6.3919
     101-12                        6.3777                         6.3761                         6.3739
     101-16                        6.3599                         6.3582                         6.3559
     101-20                        6.3422                         6.3404                         6.3379
     101-24                        6.3245                         6.3226                         6.3199
     101-28                        6.3069                         6.3048                         6.3020
     102-00                        6.2893                         6.2871                         6.2841
     102-04                        6.2717                         6.2694                         6.2662
     102-08                        6.2541                         6.2517                         6.2484
     102-12                        6.2366                         6.2340                         6.2305
     102-16                        6.2191                         6.2164                         6.2127

 Spread @ Center Price              105                            105                            105
                   WAL            9.54624                        9.46153                        9.35025
              Mod Durn             6.928                          6.881                          6.818
         Mod Convexity             0.579                          0.571                          0.561
      Principal Window         Aug07 to Apr09                 Sep06 to Apr09                 Jan06 to Apr09
         Maturity #mos              119                            119                            119
     Total Collat Loss     26,873,519.67 (2.27%)          51,974,425.42 (4.40%)          75,426,771.89 (6.38%)

                Prepay            At 0 CPR                       At 0 CPR                       At 0 CPR
            No prepays
 Lockout and penalties        Include penalty                Include penalty                Include penalty

 Extension, if balloon              None                           None                           None
       Increase Coupon
       Pay Exten Princ

               Default       At 0 for 24 1 CDR              At 0 for 24 2 CDR              At 0 for 24 3 CDR
         Loss Severity              0.35                           0.35                           0.35
     Servicer Advances         100% of P & I                  100% of P & I                  100% of P & I
          Recovery Lag             12 mos                         12 mos                         12 mos

   Optional Redemption




(Table continued)





                                  0CPR; Ext0mo 100% 0%       0CPR; Ext0mo 100% 0%
       Price                    rules; 0 for 24 4CDR,35%   rules; 0 for 24 5CDR,35%
                                    adv100% lag12; bp         adv100% lag12; bp

      100-16                              6.4997                      6.4984
      100-20                              6.4813                      6.4798
      100-24                              6.4629                      6.4613
      100-28                              6.4445                      6.4427
      101-00                              6.4262                      6.4242
      101-04                              6.4079                      6.4057
      101-08                              6.3897                      6.3873
      101-12                              6.3715                      6.3688
      101-16                              6.3533                      6.3504
      101-20                              6.3351                      6.3321
      101-24                              6.3169                      6.3137
      101-28                              6.2988                      6.2954
      102-00                              6.2807                      6.2771
      102-04                              6.2627                      6.2589
      102-08                              6.2446                      6.2407
      102-12                              6.2266                      6.2225
      102-16                              6.2087                      6.2043

  Spread @ Center Price                     105                        105
                    WAL                   9.22977                    9.10435
               Mod Durn                    6.749                      6.676
          Mod Convexity                    0.550                      0.539
       Principal Window               Oct05 to Apr09              May05 to Apr09
          Maturity #mos                     119                        119
      Total Collat Loss            97,344,264.32 (8.24%)      117,831,328.11 (9.97%)

                 Prepay                  At 0 CPR                    At 0 CPR
             No prepays
  Lockout and penalties               Include penalty            Include penalty

  Extension, if balloon                    None                        None
        Increase Coupon
        Pay Exten Princ

                Default              At 0 for 24 4 CDR          At 0 for 24 5 CDR
          Loss Severity                    0.35                        0.35
      Servicer Advances                100% of P & I              100% of P & I
           Recovery Lag                   12 mos                      12 mos

    Optional Redemption




Investors should read the Underwriters' Statement which accompanies these Computational Materials. Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

 FUNCM99C2_RED2, Class A2--Price/Yield




 CUSIP                                    Face                  $673,785,678.00       Settle at Pricing
 Coupon                   6.522           Original Balance      $673,785,678.00       Accrual begins          5/1/99
 Delay                      14            Current Balance       $673,785,678.00       Factor Date               N/A
 Stated Maturity           N/A            Factor                       1
 Type                    SEN FIX




 YIELD CURVE:  Spread off interpolated node
 3MO=5.079, 6MO=5.079, 1YR=5.079, 2YR=5.079,
 3YR=5.123333333, 5YR=5.212, 10YR=5.32, 30YR=5.701




                          50CPR; Ext0mo 100% 0%      50CPR; Ext0mo 100% 0%     50CPR; Ext0mo 100% 0% rules;   50CPR; Ext0mo 100% 0%
                             rules; 0 for 24       rules; 0 for 24 2CDR,35%     0 for 24 3CDR,35% adv100%   rules; 0 for 24 4CDR,35%
                            1CDR,35% adv100%           adv100% lag12; bp              lag12; bp                 adv100% lag12; bp
     Price                     lag12; bp
                                 Yield

                                                                                       C>
    100-16                      6.5092                      6.5109                     6.5122                      6.5115
    100-20                      6.4905                      6.4921                     6.4931                      6.4921
    100-24                      6.4720                      6.4732                     6.4740                      6.4728
    100-28                      6.4534                      6.4544                     6.4550                      6.4535
    101-00                      6.4349                      6.4357                     6.4359                      6.4342
    101-04                      6.4164                      6.4169                     6.4169                      6.4149
    101-08                      6.3980                      6.3982                     6.3980                      6.3957
    101-12                      6.3795                      6.3795                     6.3790                      6.3765
    101-16                      6.3611                      6.3609                     6.3601                      6.3573
    101-20                      6.3427                      6.3423                     6.3413                      6.3382
    101-24                      6.3244                      6.3237                     6.3224                      6.3191
    101-28                      6.3061                      6.3051                     6.3036                      6.3000
    102-00                      6.2878                      6.2866                     6.2848                      6.2810
    102-04                      6.2695                      6.2681                     6.2660                      6.2620
    102-08                      6.2513                      6.2496                     6.2473                      6.2430
    102-12                      6.2331                      6.2311                     6.2286                      6.2240
    102-16                      6.2149                      6.2127                     6.2099                      6.2051

Spread @ Center Price             106                        106                         107                        107
                  WAL           9.10811                    8.95887                     8.81032                    8.66457
             Mod Durn            6.675                      6.586                       6.496                      6.409
        Mod Convexity            0.539                      0.526                       0.513                      0.501
     Principal Window       Sep04 to Mar09              May04 to Mar09             Feb04 to Apr09              Jan04 to Apr09
        Maturity #mos             118                        118                         119                        119
    Total Collat Loss    24,471,041.79 (2.07%)      47,410,603.31 (4.01%)      68,918,039.36 (5.83%)       89,085,307.45 (7.54%)

               Prepay          At 50 CPR                  At 50 CPR                   At 50 CPR                  At 50 CPR
           No prepays
Lockout and penalties       Include penalty            Include penalty             Include penalty            Include penalty

Extension, if balloon            None                        None                       None                        None
      Increase Coupon
      Pay Exten Princ

              Default      At 0 for 24 1 CDR          At 0 for 24 2 CDR          At 0 for 24 3 CDR           At 0 for 24 4 CDR
        Loss Severity            0.35                        0.35                       0.35                        0.35
    Servicer Advances        100% of P & I              100% of P & I               100% of P & I              100% of P & I
         Recovery Lag           12 mos                      12 mos                     12 mos                      12 mos

  Optional Redemption




(Table continued)




                     50CPR; Ext0mo 100% 0% rules;
                            0 for 24 5CDR,
     Price               35% adv100% lag12; bp

    100-16                       6.5113
    100-20                       6.4917
    100-24                       6.4721
    100-28                       6.4525
    101-00                       6.4329
    101-04                       6.4134
    101-08                       6.3939
    101-12                       6.3745
    101-16                       6.3551
    101-20                       6.3357
    101-24                       6.3163
    101-28                       6.2970
    102-00                       6.2777
    102-04                       6.2584
    102-08                       6.2392
    102-12                       6.2200
    102-16                       6.2008

Spread @ Center Price              107
                  WAL            8.52316
             Mod Durn             6.324
        Mod Convexity             0.489
     Principal Window        Nov03 to Apr09
        Maturity #mos              119
    Total Collat Loss    107,997,639.99 (9.14%)

               Prepay           At 50 CPR
           No prepays
Lockout and penalties        Include penalty

Extension, if balloon             None
      Increase Coupon
      Pay Exten Princ

              Default        At 0 for 24 5 CDR
        Loss Severity             0.35
    Servicer Advances         100% of P & I
         Recovery Lag            12 mos

  Optional Redemption




Investors should read the Underwriters' Statement which accompanies these Computational Materials. Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.




FUNCM99C2_RED2, Class A2--Price/Yield

CUSIP                                 Face                     $673,785,678.00        Settle at Pricing
Coupon                     6.522      Original Balance         $673,785,678.00        Accrual begins               5/1/99
Delay                        14       Current Balance          $673,785,678.00        Factor Date                   N/A
Stated Maturity             N/A       Factor                          1
Type                      SEN FIX



YIELD CURVE:  Spread off interpolated node
3MO=4.776, 6MO=4.776, 1YR=4.776, 2YR=5.071,
3YR=5.12133333333, 5YR=5.222, 10YR=5.357, 30YR=5.677




                       0CPR; Ext0mo 100% 0%     25CPR; Ext0mo 100% 0%         50CPR; Ext0mo 100% 0%        75CPR; Ext0mo 100% 0%
                      rules; 0CDR,0% adv100%    rules; 0CDR,0% adv100%       rules; 0CDR,0% adv100%        rules; 0CDR,0% adv100%
                         lag0; bp and Loan        lag0; bp and Loan             lag0; bp and Loan            lag0; bp and Loan
   Price                      Yield

   99-16                      6.6427                    6.6535                       6.6530                        6.6508
   99-20                      6.6267                    6.6364                       6.6351                        6.6325
   99-24                      6.6108                    6.6192                       6.6172                        6.6141
   99-28                      6.5949                    6.6022                       6.5993                        6.5958
  100-00                      6.5790                    6.5851                       6.5815                        6.5775
  100-04                      6.5631                    6.5681                       6.5637                        6.5593
  100-08                      6.5473                    6.5511                       6.5459                        6.5410
  100-12                      6.5315                    6.5341                       6.5281                        6.5228
  100-16                      6.5157                    6.5171                       6.5104                        6.5047
  100-20                      6.5000                    6.5002                       6.4927                        6.4865
  100-24                      6.4843                    6.4833                       6.4750                        6.4684
  100-28                      6.4686                    6.4664                       6.4574                        6.4503
  101-00                      6.4529                    6.4496                       6.4398                        6.4323
  101-04                      6.4372                    6.4328                       6.4222                        6.4143
  101-08                      6.4216                    6.4160                       6.4047                        6.3963
  101-12                      6.4060                    6.3992                       6.3871                        6.3783
  101-16                      6.3905                    6.3825                       6.3696                        6.3604
  101-20                      6.3749                    6.3658                       6.3522                        6.3424
  101-24                      6.3594                    6.3491                       6.3347                        6.3246
  101-28                      6.3439                    6.3325                       6.3173                        6.3067
  102-00                      6.3284                    6.3158                       6.2999                        6.2889
  102-04                      6.3130                    6.2992                       6.2825                        6.2711
  102-08                      6.2975                    6.2826                       6.2652                        6.2533
  102-12                      6.2821                    6.2661                       6.2479                        6.2356
  102-16                      6.2668                    6.2496                       6.2306                        6.2178
  102-20                      6.2514                    6.2331                       6.2134                        6.2001
  102-24                      6.2361                    6.2166                       6.1961                        6.1825
  102-28                      6.2208                    6.2001                       6.1789                        6.1648
  103-00                      6.2055                    6.1837                       6.1618                        6.1472
  103-04                      6.1902                    6.1673                       6.1446                        6.1297
  103-08                      6.1750                    6.1510                       6.1275                        6.1121
  103-12                      6.1598                    6.1346                       6.1104                        6.0946
  103-16                      6.1446                    6.1183                       6.0933                        6.0771

Spread @ Center Price           101                      102                           102                          102
                  WAL        11.49116                  10.39074                      9.75619                      9.42081
             Mod Durn          7.888                    7.340                         7.019                        6.847
        Mod Convexity          0.775                    0.664                         0.602                        0.569
     Principal Window     Dec08 to Apr11            Mar06 to Jan11               May05 to Jul10                Dec04 to Oct09
        Maturity #mos           143                      140                           134                          125
    Total Collat Loss      0.00 (0.00%)              0.00 (0.00%)                 0.00 (0.00%)                  0.00 (0.00%)

 Loan Overrides Apply

               Prepay        At 0 CPR                 At 25 CPR                     At 50 CPR                    At 75 CPR
           No prepays
Lockout and penalties     Include penalty          Include penalty               Include penalty              Include penalty

Extension, if balloon          None                      None                         None                          None
      Increase Coupon
      Pay Exten Princ

              Default        At 0 CDR                  At 0 CDR                     At 0 CDR                      At 0 CDR
        Loss Severity            0                        0                             0                            0
    Servicer Advances      100% of P & I            100% of P & I                 100% of P & I                100% of P & I
         Recovery Lag          0 mos                    0 mos                         0 mos                        0 mos

  Optional Redemption




(Table continued)



                    100CPR; Ext0mo 100% 0% rules;
                        0CDR,0% adv100% lag0;
   Price                    bp and Loan

   99-16                       6.6512
   99-20                       6.6323
   99-24                       6.6134
   99-28                       6.5945
  100-00                       6.5757
  100-04                       6.5569
  100-08                       6.5381
  100-12                       6.5194
  100-16                       6.5007
  100-20                       6.4820
  100-24                       6.4634
  100-28                       6.4447
  101-00                       6.4261
  101-04                       6.4076
  101-08                       6.3890
  101-12                       6.3705
  101-16                       6.3521
  101-20                       6.3336
  101-24                       6.3152
  101-28                       6.2968
  102-00                       6.2784
  102-04                       6.2601
  102-08                       6.2418
  102-12                       6.2235
  102-16                       6.2053
  102-20                       6.1871
  102-24                       6.1689
  102-28                       6.1507
  103-00                       6.1326
  103-04                       6.1145
  103-08                       6.0964
  103-12                       6.0783
  103-16                       6.0603

Spread @ Center Price           102
                  WAL         9.04492
             Mod Durn          6.648
        Mod Convexity          0.532
     Principal Window      Sep04 to Jan09
        Maturity #mos           116
    Total Collat Loss       0.00 (0.00%)

 Loan Overrides Apply

               Prepay        At 100 CPR
           No prepays
Lockout and penalties     Include penalty

Extension, if balloon           None
      Increase Coupon
      Pay Exten Princ

              Default         At 0 CDR
        Loss Severity            0
    Servicer Advances      100% of P & I
         Recovery Lag          0 mos

  Optional Redemption




Investors should read the Underwriters' Statement which accompanies these Computational Materials. Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

Investors should read the Underwriters' Statement which accompanies these Computational Materials. Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.




FUNCM99C2_RED2, Class A2

CUSIP                           Face                $673,785,678.00     Settle at Pricing
Coupon              6.522       Original Balance    $673,785,678.00     Accrual begins        5/1/99
Delay               14          Current Balance     $673,785,678.00     Factor Date            N/A
Stated Maturity     N/A         Factor              1
Type                SEN FIX     WAL 11.49116 yrs




YIELD CURVE:  Spread off interpolated node
3MO=4.776, 6MO=4.776, 1YR=4.776, 2YR=5.071,
3YR=5.12133333333, 5YR=5.222, 10YR=5.357, 30YR=5.677

Loan Overrides Apply
Prepay: At 0 CPR       No prepays:        Lockout and penalties: Include penalty
Default: At 0 CDR      Loss Severity: 0%  Servicer Advances: 100% of P & I
Recovery Lag: 0 mos
Extension, if balloon: None      Increase Coupon:      Pay Exten Princ:
Optional Redemption:



PerDate                    Principal          Interest         Cash Flow        Balance         Prepay Penalty   Princ Writedown

  0. May 20, 99                 0.00              0.00              0.00    673,785,678.00             0.00              0.00
  1. Jun 15, 99                 0.00      3,662,025.16      3,662,025.16    673,785,678.00             0.00              0.00
  2. Jul 15, 99                 0.00      3,662,025.16      3,662,025.16    673,785,678.00             0.00              0.00
  3. Aug 15, 99                 0.00      3,662,025.16      3,662,025.16    673,785,678.00             0.00              0.00
  4. Sep 15, 99                 0.00      3,662,025.16      3,662,025.16    673,785,678.00             0.00              0.00
  5. Oct 15, 99                 0.00      3,662,025.16      3,662,025.16    673,785,678.00             0.00              0.00
  6. Nov 15, 99                 0.00      3,662,025.16      3,662,025.16    673,785,678.00             0.00              0.00
  7. Dec 15, 99                 0.00      3,662,025.16      3,662,025.16    673,785,678.00             0.00              0.00
  8. Jan 15, 00                 0.00      3,662,025.16      3,662,025.16    673,785,678.00             0.00              0.00
  9. Feb 15, 00                 0.00      3,662,025.16      3,662,025.16    673,785,678.00             0.00              0.00
 10. Mar 15, 00                 0.00      3,662,025.16      3,662,025.16    673,785,678.00             0.00              0.00
 11. Apr 15, 00                 0.00      3,662,025.16      3,662,025.16    673,785,678.00             0.00              0.00
 12. May 15, 00                 0.00      3,662,025.16      3,662,025.16    673,785,678.00             0.00              0.00
 13. Jun 15, 00                 0.00      3,662,025.16      3,662,025.16    673,785,678.00             0.00              0.00
 14. Jul 15, 00                 0.00      3,662,025.16      3,662,025.16    673,785,678.00             0.00              0.00
 15. Aug 15, 00                 0.00      3,662,025.16      3,662,025.16    673,785,678.00             0.00              0.00
 16. Sep 15, 00                 0.00      3,662,025.16      3,662,025.16    673,785,678.00             0.00              0.00
 17. Oct 15, 00                 0.00      3,662,025.16      3,662,025.16    673,785,678.00             0.00              0.00
 18. Nov 15, 00                 0.00      3,662,025.16      3,662,025.16    673,785,678.00             0.00              0.00
 19. Dec 15, 00                 0.00      3,662,025.16      3,662,025.16    673,785,678.00             0.00              0.00
 20. Jan 15, 01                 0.00      3,662,025.16      3,662,025.16    673,785,678.00             0.00              0.00
 21. Feb 15, 01                 0.00      3,662,025.16      3,662,025.16    673,785,678.00             0.00              0.00
 22. Mar 15, 01                 0.00      3,662,025.16      3,662,025.16    673,785,678.00             0.00              0.00
 23. Apr 15, 01                 0.00      3,662,025.16      3,662,025.16    673,785,678.00             0.00              0.00
 24. May 15, 01                 0.00      3,662,025.16      3,662,025.16    673,785,678.00             0.00              0.00
 25. Jun 15, 01                 0.00      3,662,025.16      3,662,025.16    673,785,678.00             0.00              0.00
 26. Jul 15, 01                 0.00      3,662,025.16      3,662,025.16    673,785,678.00             0.00              0.00
 27. Aug 15, 01                 0.00      3,662,025.16      3,662,025.16    673,785,678.00             0.00              0.00
 28. Sep 15, 01                 0.00      3,662,025.16      3,662,025.16    673,785,678.00             0.00              0.00
 29. Oct 15, 01                 0.00      3,662,025.16      3,662,025.16    673,785,678.00             0.00              0.00
 30. Nov 15, 01                 0.00      3,662,025.16      3,662,025.16    673,785,678.00             0.00              0.00
 31. Dec 15, 01                 0.00      3,662,025.16      3,662,025.16    673,785,678.00             0.00              0.00
 32. Jan 15, 02                 0.00      3,662,025.16      3,662,025.16    673,785,678.00             0.00              0.00
 33. Feb 15, 02                 0.00      3,662,025.16      3,662,025.16    673,785,678.00             0.00              0.00
 34. Mar 15, 02                 0.00      3,662,025.16      3,662,025.16    673,785,678.00             0.00              0.00
 35. Apr 15, 02                 0.00      3,662,025.16      3,662,025.16    673,785,678.00             0.00              0.00
 36. May 15, 02                 0.00      3,662,025.16      3,662,025.16    673,785,678.00             0.00              0.00
 37. Jun 15, 02                 0.00      3,662,025.16      3,662,025.16    673,785,678.00             0.00              0.00
 38. Jul 15, 02                 0.00      3,662,025.16      3,662,025.16    673,785,678.00             0.00              0.00
 39. Aug 15, 02                 0.00      3,662,025.16      3,662,025.16    673,785,678.00             0.00              0.00
 40. Sep 15, 02                 0.00      3,662,025.16      3,662,025.16    673,785,678.00             0.00              0.00
 41. Oct 15, 02                 0.00      3,662,025.16      3,662,025.16    673,785,678.00             0.00              0.00
 42. Nov 15, 02                 0.00      3,662,025.16      3,662,025.16    673,785,678.00             0.00              0.00
 43. Dec 15, 02                 0.00      3,662,025.16      3,662,025.16    673,785,678.00             0.00              0.00
 44. Jan 15, 03                 0.00      3,662,025.16      3,662,025.16    673,785,678.00             0.00              0.00
 45. Feb 15, 03                 0.00      3,662,025.16      3,662,025.16    673,785,678.00             0.00              0.00
 46. Mar 15, 03                 0.00      3,662,025.16      3,662,025.16    673,785,678.00             0.00              0.00
 47. Apr 15, 03                 0.00      3,662,025.16      3,662,025.16    673,785,678.00             0.00              0.00
 48. May 15, 03                 0.00      3,662,025.16      3,662,025.16    673,785,678.00             0.00              0.00
 49. Jun 15, 03                 0.00      3,662,025.16      3,662,025.16    673,785,678.00             0.00              0.00
 50. Jul 15, 03                 0.00      3,662,025.16      3,662,025.16    673,785,678.00             0.00              0.00
 51. Aug 15, 03                 0.00      3,662,025.16      3,662,025.16    673,785,678.00             0.00              0.00
 52. Sep 15, 03                 0.00      3,662,025.16      3,662,025.16    673,785,678.00             0.00              0.00
 53. Oct 15, 03                 0.00      3,662,025.16      3,662,025.16    673,785,678.00             0.00              0.00
 54. Nov 15, 03                 0.00      3,662,025.16      3,662,025.16    673,785,678.00             0.00              0.00
 55. Dec 15, 03                 0.00      3,662,025.16      3,662,025.16    673,785,678.00             0.00              0.00
 56. Jan 15, 04                 0.00      3,662,025.16      3,662,025.16    673,785,678.00             0.00              0.00
 57. Feb 15, 04                 0.00      3,662,025.16      3,662,025.16    673,785,678.00             0.00              0.00
 58. Mar 15, 04                 0.00      3,662,025.16      3,662,025.16    673,785,678.00             0.00              0.00
 59. Apr 15, 04                 0.00      3,662,025.16      3,662,025.16    673,785,678.00             0.00              0.00
 60. May 15, 04                 0.00      3,662,025.16      3,662,025.16    673,785,678.00             0.00              0.00
 61. Jun 15, 04                 0.00      3,662,025.16      3,662,025.16    673,785,678.00             0.00              0.00
 62. Jul 15, 04                 0.00      3,662,025.16      3,662,025.16    673,785,678.00             0.00              0.00
 63. Aug 15, 04                 0.00      3,662,025.16      3,662,025.16    673,785,678.00             0.00              0.00
 64. Sep 15, 04                 0.00      3,662,025.16      3,662,025.16    673,785,678.00             0.00              0.00
 65. Oct 15, 04                 0.00      3,662,025.16      3,662,025.16    673,785,678.00             0.00              0.00
 66. Nov 15, 04                 0.00      3,662,025.16      3,662,025.16    673,785,678.00             0.00              0.00
 67. Dec 15, 04                 0.00      3,662,025.16      3,662,025.16    673,785,678.00             0.00              0.00
 68. Jan 15, 05                 0.00      3,662,025.16      3,662,025.16    673,785,678.00             0.00              0.00
 69. Feb 15, 05                 0.00      3,662,025.16      3,662,025.16    673,785,678.00             0.00              0.00
 70. Mar 15, 05                 0.00      3,662,025.16      3,662,025.16    673,785,678.00             0.00              0.00
 71. Apr 15, 05                 0.00      3,662,025.16      3,662,025.16    673,785,678.00             0.00              0.00
 72. May 15, 05                 0.00      3,662,025.16      3,662,025.16    673,785,678.00             0.00              0.00
 73. Jun 15, 05                 0.00      3,662,025.16      3,662,025.16    673,785,678.00             0.00              0.00
 74. Jul 15, 05                 0.00      3,662,025.16      3,662,025.16    673,785,678.00             0.00              0.00
 75. Aug 15, 05                 0.00      3,662,025.16      3,662,025.16    673,785,678.00             0.00              0.00
 76. Sep 15, 05                 0.00      3,662,025.16      3,662,025.16    673,785,678.00             0.00              0.00
 77. Oct 15, 05                 0.00      3,662,025.16      3,662,025.16    673,785,678.00             0.00              0.00
 78. Nov 15, 05                 0.00      3,662,025.16      3,662,025.16    673,785,678.00             0.00              0.00
 79. Dec 15, 05                 0.00      3,662,025.16      3,662,025.16    673,785,678.00             0.00              0.00
 80. Jan 15, 06                 0.00      3,662,025.16      3,662,025.16    673,785,678.00             0.00              0.00
 81. Feb 15, 06                 0.00      3,662,025.16      3,662,025.16    673,785,678.00             0.00              0.00
 82. Mar 15, 06                 0.00      3,662,025.16      3,662,025.16    673,785,678.00             0.00              0.00
 83. Apr 15, 06                 0.00      3,662,025.16      3,662,025.16    673,785,678.00             0.00              0.00
 84. May 15, 06                 0.00      3,662,025.16      3,662,025.16    673,785,678.00             0.00              0.00
 85. Jun 15, 06                 0.00      3,662,025.16      3,662,025.16    673,785,678.00             0.00              0.00
 86. Jul 15, 06                 0.00      3,662,025.16      3,662,025.16    673,785,678.00             0.00              0.00
 87. Aug 15, 06                 0.00      3,662,025.16      3,662,025.16    673,785,678.00             0.00              0.00
 88. Sep 15, 06                 0.00      3,662,025.16      3,662,025.16    673,785,678.00             0.00              0.00
 89. Oct 15, 06                 0.00      3,662,025.16      3,662,025.16    673,785,678.00             0.00              0.00
 90. Nov 15, 06                 0.00      3,662,025.16      3,662,025.16    673,785,678.00             0.00              0.00
 91. Dec 15, 06                 0.00      3,662,025.16      3,662,025.16    673,785,678.00             0.00              0.00
 92. Jan 15, 07                 0.00      3,662,025.16      3,662,025.16    673,785,678.00             0.00              0.00
 93. Feb 15, 07                 0.00      3,662,025.16      3,662,025.16    673,785,678.00             0.00              0.00
 94. Mar 15, 07                 0.00      3,662,025.16      3,662,025.16    673,785,678.00             0.00              0.00
 95. Apr 15, 07                 0.00      3,662,025.16      3,662,025.16    673,785,678.00             0.00              0.00
 96. May 15, 07                 0.00      3,662,025.16      3,662,025.16    673,785,678.00             0.00              0.00
 97. Jun 15, 07                 0.00      3,662,025.16      3,662,025.16    673,785,678.00             0.00              0.00
 98. Jul 15, 07                 0.00      3,662,025.16      3,662,025.16    673,785,678.00             0.00              0.00
 99. Aug 15, 07                 0.00      3,662,025.16      3,662,025.16    673,785,678.00             0.00              0.00
100. Sep 15, 07                 0.00      3,662,025.16      3,662,025.16    673,785,678.00             0.00              0.00
101. Oct 15, 07                 0.00      3,662,025.16      3,662,025.16    673,785,678.00             0.00              0.00
102. Nov 15, 07                 0.00      3,662,025.16      3,662,025.16    673,785,678.00                0                 0
103. Dec 15, 07                 0.00      3,662,025.16      3,662,025.16    673,785,678.00                0                 0
104. Jan 15, 08                 0.00      3,662,025.16      3,662,025.16    673,785,678.00                0                 0
105. Feb 15, 08                 0.00      3,662,025.16      3,662,025.16    673,785,678.00                0                 0
106. Mar 15, 08                 0.00      3,662,025.16      3,662,025.16    673,785,678.00                0                 0
107. Apr 15, 08                 0.00      3,662,025.16      3,662,025.16    673,785,678.00                0                 0
108. May 15, 08                 0.00      3,662,025.16      3,662,025.16    673,785,678.00                0                 0
109. Jun 15, 08                 0.00      3,662,025.16      3,662,025.16    673,785,678.00                0                 0
110. Jul 15, 08                 0.00      3,662,025.16      3,662,025.16    673,785,678.00                0                 0
111. Aug 15, 08                 0.00      3,662,025.16      3,662,025.16    673,785,678.00                0                 0
112. Sep 15, 08                 0.00      3,662,025.16      3,662,025.16    673,785,678.00                0                 0
113. Oct 15, 08                 0.00      3,662,025.16      3,662,025.16    673,785,678.00                0                 0
114. Nov 15, 08                 0.00      3,662,025.16      3,662,025.16    673,785,678.00                0                 0
115. Dec 15, 08         1,020,221.42      3,662,025.16      4,682,246.58       672765456.6                0                 0
116. Jan 15, 09           2018786.04        3656480.26         5675266.3       670746670.5                0                 0
117. Feb 15, 09         2,031,492.40      3,645,508.15      5,677,000.55       668715178.1             0.00                 0
118. Mar 15, 09           2577330.56        3634466.99        6211797.56       666137847.6                0                 0
119. Apr 15, 09              2060532         3620459.2         5680991.2       664077315.6                0                 0
120. May 15, 09           2250371.37        3609260.21        5859631.58       661826944.2                0                 0
121. Jun 15, 09           2576702.61        3597029.44        6173732.06       659250241.6                0                 0
122. Jul 15, 09           2276937.97        3583025.06        5859963.04       656973303.6                0                 0
123. Aug 15, 09            2115165.9        3570649.91         5685815.8       654858137.7                0                 0
124. Sep 15, 09           2128482.71        3559153.98        5687636.69         652729655                0                 0
125. Oct 15, 09           2316872.29        3547585.68        5864457.96       650412782.7                0                 0
126. Nov 15, 09           2156481.07        3534993.47        5691474.54       648256301.7                0                 0
127. Dec 15, 09           2643579.55           3523273        6166852.55       645612722.1                0                 0
128. Jan 15, 10           2184830.33        3508905.14        5693735.48       643427891.8                0                 0
129. Feb 15, 10           2198588.41        3497030.59           5695619       641229303.4                0                 0
130. Mar 15, 10           2731579.34        3485081.26        6216660.61         638497724                0                 0
131. Apr 15, 10           2229663.19        3470235.13        5699898.32       636268060.8                0                 0
132. May 15, 10           7348486.93        3458116.91       10806603.84       628919573.9                0                 0
133. Jun 15, 10          26991009.74        3418177.88       30409187.63       601928564.2                0                 0
134. Jul 15, 10          44700396.81        3271481.75       47971878.56       557228167.4                0                 0
135. Aug 15, 10          16697803.77        3028535.09       19726338.86       540530363.6                0                 0
136. Sep 15, 10          16229208.25        2937782.53       19166990.78       524301155.3                0                 0
137. Oct 15, 10          43046511.89        2849576.78       45896088.67       481254643.4                0                 0
138. Nov 15, 10          89822359.74        2615618.99       92437978.73       391432283.7                0                 0
139. Dec 15, 10          127592744.6        2127434.46       129720179.1       263839539.1                0                 0
140. Jan 15, 11          52475656.55        1433967.89       53909624.44       211363882.5                0                 0
141. Feb 15, 11          37952629.74         1148762.7       39101392.44       173411252.8                0                 0
142. Mar 15, 11          141545095.1         942490.16       142487585.2       31866157.75                0                 0
143. Apr 15, 11          31866157.75         173192.57       32039350.32                 0                0                 0

Total                      673785678       505581168.6        1179366847                                  0                 0




(Table continued)




PerDate              Accrued Interest       Interest            Coupon
                                           Shortfall
  0. May 20, 99               0.00              0.00          0.000000
  1. Jun 15, 99       3,662,025.16              0.00          6.522000
  2. Jul 15, 99       3,662,025.16              0.00          6.522000
  3. Aug 15, 99       3,662,025.16              0.00          6.522000
  4. Sep 15, 99       3,662,025.16              0.00          6.522000
  5. Oct 15, 99       3,662,025.16              0.00          6.522000
  6. Nov 15, 99       3,662,025.16              0.00          6.522000
  7. Dec 15, 99       3,662,025.16              0.00          6.522000
  8. Jan 15, 00       3,662,025.16              0.00          6.522000
  9. Feb 15, 00       3,662,025.16              0.00          6.522000
 10. Mar 15, 00       3,662,025.16              0.00          6.522000
 11. Apr 15, 00       3,662,025.16              0.00          6.522000
 12. May 15, 00       3,662,025.16              0.00          6.522000
 13. Jun 15, 00       3,662,025.16              0.00          6.522000
 14. Jul 15, 00       3,662,025.16              0.00          6.522000
 15. Aug 15, 00       3,662,025.16              0.00          6.522000
 16. Sep 15, 00       3,662,025.16              0.00          6.522000
 17. Oct 15, 00       3,662,025.16              0.00          6.522000
 18. Nov 15, 00       3,662,025.16              0.00          6.522000
 19. Dec 15, 00       3,662,025.16              0.00          6.522000
 20. Jan 15, 01       3,662,025.16              0.00          6.522000
 21. Feb 15, 01       3,662,025.16              0.00          6.522000
 22. Mar 15, 01       3,662,025.16              0.00          6.522000
 23. Apr 15, 01       3,662,025.16              0.00          6.522000
 24. May 15, 01       3,662,025.16              0.00          6.522000
 25. Jun 15, 01       3,662,025.16              0.00          6.522000
 26. Jul 15, 01       3,662,025.16              0.00          6.522000
 27. Aug 15, 01       3,662,025.16              0.00          6.522000
 28. Sep 15, 01       3,662,025.16              0.00          6.522000
 29. Oct 15, 01       3,662,025.16              0.00          6.522000
 30. Nov 15, 01       3,662,025.16              0.00          6.522000
 31. Dec 15, 01       3,662,025.16              0.00          6.522000
 32. Jan 15, 02       3,662,025.16              0.00          6.522000
 33. Feb 15, 02       3,662,025.16              0.00          6.522000
 34. Mar 15, 02       3,662,025.16              0.00          6.522000
 35. Apr 15, 02       3,662,025.16              0.00          6.522000
 36. May 15, 02       3,662,025.16              0.00          6.522000
 37. Jun 15, 02       3,662,025.16              0.00          6.522000
 38. Jul 15, 02       3,662,025.16              0.00          6.522000
 39. Aug 15, 02       3,662,025.16              0.00          6.522000
 40. Sep 15, 02       3,662,025.16              0.00          6.522000
 41. Oct 15, 02       3,662,025.16              0.00          6.522000
 42. Nov 15, 02       3,662,025.16              0.00          6.522000
 43. Dec 15, 02       3,662,025.16              0.00          6.522000
 44. Jan 15, 03       3,662,025.16              0.00          6.522000
 45. Feb 15, 03       3,662,025.16              0.00          6.522000
 46. Mar 15, 03       3,662,025.16              0.00          6.522000
 47. Apr 15, 03       3,662,025.16              0.00          6.522000
 48. May 15, 03       3,662,025.16              0.00          6.522000
 49. Jun 15, 03       3,662,025.16              0.00          6.522000
 50. Jul 15, 03       3,662,025.16              0.00          6.522000
 51. Aug 15, 03       3,662,025.16              0.00          6.522000
 52. Sep 15, 03       3,662,025.16              0.00          6.522000
 53. Oct 15, 03       3,662,025.16              0.00          6.522000
 54. Nov 15, 03       3,662,025.16              0.00          6.522000
 55. Dec 15, 03       3,662,025.16              0.00          6.522000
 56. Jan 15, 04       3,662,025.16              0.00          6.522000
 57. Feb 15, 04       3,662,025.16              0.00          6.522000
 58. Mar 15, 04       3,662,025.16              0.00          6.522000
 59. Apr 15, 04       3,662,025.16              0.00          6.522000
 60. May 15, 04       3,662,025.16              0.00          6.522000
 61. Jun 15, 04       3,662,025.16              0.00          6.522000
 62. Jul 15, 04       3,662,025.16              0.00          6.522000
 63. Aug 15, 04       3,662,025.16              0.00          6.522000
 64. Sep 15, 04       3,662,025.16              0.00          6.522000
 65. Oct 15, 04       3,662,025.16              0.00          6.522000
 66. Nov 15, 04       3,662,025.16              0.00          6.522000
 67. Dec 15, 04       3,662,025.16              0.00          6.522000
 68. Jan 15, 05       3,662,025.16              0.00          6.522000
 69. Feb 15, 05       3,662,025.16              0.00          6.522000
 70. Mar 15, 05       3,662,025.16              0.00          6.522000
 71. Apr 15, 05       3,662,025.16              0.00          6.522000
 72. May 15, 05       3,662,025.16              0.00          6.522000
 73. Jun 15, 05       3,662,025.16              0.00          6.522000
 74. Jul 15, 05       3,662,025.16              0.00          6.522000
 75. Aug 15, 05       3,662,025.16              0.00          6.522000
 76. Sep 15, 05       3,662,025.16              0.00          6.522000
 77. Oct 15, 05       3,662,025.16              0.00          6.522000
 78. Nov 15, 05       3,662,025.16              0.00          6.522000
 79. Dec 15, 05       3,662,025.16              0.00          6.522000
 80. Jan 15, 06       3,662,025.16              0.00          6.522000
 81. Feb 15, 06       3,662,025.16              0.00          6.522000
 82. Mar 15, 06       3,662,025.16              0.00          6.522000
 83. Apr 15, 06       3,662,025.16              0.00          6.522000
 84. May 15, 06       3,662,025.16              0.00          6.522000
 85. Jun 15, 06       3,662,025.16              0.00          6.522000
 86. Jul 15, 06       3,662,025.16              0.00          6.522000
 87. Aug 15, 06       3,662,025.16              0.00          6.522000
 88. Sep 15, 06       3,662,025.16              0.00          6.522000
 89. Oct 15, 06       3,662,025.16              0.00          6.522000
 90. Nov 15, 06       3,662,025.16              0.00          6.522000
 91. Dec 15, 06       3,662,025.16              0.00          6.522000
 92. Jan 15, 07       3,662,025.16              0.00          6.522000
 93. Feb 15, 07       3,662,025.16              0.00          6.522000
 94. Mar 15, 07       3,662,025.16              0.00          6.522000
 95. Apr 15, 07       3,662,025.16              0.00          6.522000
 96. May 15, 07       3,662,025.16              0.00          6.522000
 97. Jun 15, 07       3,662,025.16              0.00          6.522000
 98. Jul 15, 07       3,662,025.16              0.00          6.522000
 99. Aug 15, 07       3,662,025.16              0.00          6.522000
100. Sep 15, 07       3,662,025.16              0.00          6.522000
101. Oct 15, 07       3,662,025.16              0.00          6.522000
102. Nov 15, 07       3,662,025.16                 0             6.522
103. Dec 15, 07       3,662,025.16                 0             6.522
104. Jan 15, 08       3,662,025.16                 0             6.522
105. Feb 15, 08       3,662,025.16                 0             6.522
106. Mar 15, 08       3,662,025.16                 0             6.522
107. Apr 15, 08       3,662,025.16                 0             6.522
108. May 15, 08       3,662,025.16                 0             6.522
109. Jun 15, 08       3,662,025.16                 0             6.522
110. Jul 15, 08       3,662,025.16                 0             6.522
111. Aug 15, 08       3,662,025.16                 0             6.522
112. Sep 15, 08       3,662,025.16                 0             6.522
113. Oct 15, 08       3,662,025.16                 0             6.522
114. Nov 15, 08       3,662,025.16                 0             6.522
115. Dec 15, 08       3,662,025.16                 0             6.522
116. Jan 15, 09         3656480.26                 0             6.522
117. Feb 15, 09       3,645,508.15                 0             6.522
118. Mar 15, 09         3634466.99                 0             6.522
119. Apr 15, 09          3620459.2                 0             6.522
120. May 15, 09         3609260.21                 0             6.522
121. Jun 15, 09         3597029.44                 0             6.522
122. Jul 15, 09         3583025.06                 0             6.522
123. Aug 15, 09         3570649.91                 0             6.522
124. Sep 15, 09         3559153.98                 0             6.522
125. Oct 15, 09         3547585.68                 0             6.522
126. Nov 15, 09         3534993.47                 0             6.522
127. Dec 15, 09            3523273                 0             6.522
128. Jan 15, 10         3508905.14                 0             6.522
129. Feb 15, 10         3497030.59                 0             6.522
130. Mar 15, 10         3485081.26                 0             6.522
131. Apr 15, 10         3470235.13                 0             6.522
132. May 15, 10         3458116.91                 0             6.522
133. Jun 15, 10         3418177.88                 0             6.522
134. Jul 15, 10         3271481.75                 0             6.522
135. Aug 15, 10         3028535.09                 0             6.522
136. Sep 15, 10         2937782.53                 0             6.522
137. Oct 15, 10         2849576.78                 0             6.522
138. Nov 15, 10         2615618.99                 0             6.522
139. Dec 15, 10         2127434.46                 0             6.522
140. Jan 15, 11         1433967.89                 0             6.522
141. Feb 15, 11          1148762.7                 0             6.522
142. Mar 15, 11          942490.16                 0             6.522
143. Apr 15, 11          173192.57                 0             6.522

Total                  505581168.6                 0



                             UNDERWRITERS' STATEMENT
                             COMPUTATIONAL MATERIALS

                 FIRST UNION NATIONAL BANK- CHASE MANHATTAN BANK
                           COMMERCIAL MORTGAGE TRUST-
                  COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES
                                 SERIES 1999-C2
________________________________________________________________________________
The attached tables and statistical analysis (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by First Union Capital Markets Corp. and Chase Securities Inc. (collectively, the "Underwriter") and not by the issuer of the certificates identified above (the "Offered Certificates") or any other party. The issuer of the Offered Certificates has not prepared or taken part in the preparation of these materials. None of the Underwriters, the issuer of the Offered Certificates, or any other party makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated herein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials reflect future performance. These Computational Materials should not be construed as either a prediction or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment and other assumptions and actual experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the Offered Certificates may differ from those shown in the Computational Materials due to difference between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the Offered Certificates has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Offered
Certificates has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Offered Certificates in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered Certificates for definitive terms of the Offered Certificates and the collateral.

Please be advised that mortgage-backed and/or asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in these Offered Certificates.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

FUNCM99C2_RED, CLASS IO--PRICE/YIELD

-------------------------------------------------------
CUSIP
Coupon                                0.0025
Delay                                   14
Stated Maturity                        N/A
Type                                SEN WAC IO
-------------------------------------------------------

-------------------------------------------------------
Face                            $1,181,529,533.00
Original Balance                $1,181,529,533.00
Current Balance                 $1,181,529,533.00
Factor                                  1
-------------------------------------------------------

-------------------------------------------------------
Settle at Pricing
Accrual begins                        5/1/99
Factor Date                            N/A
-------------------------------------------------------
YIELD CURVE:  Spread off interpolated node
3MO=4.776,  6MO=4.776,  1YR=4.776,  2YR=5.071,   3YR=5.12133333333,   5YR=5.222,
10YR=5.357, 30YR=5.677

------------------------------------   -------------------   -------------------   -------------------   -------------------
                                       0CPR; EXT0MO 100%     0CPR; EXT0MO 100%     0CPR; EXT0MO 100%     0CPR; EXT0MO 100%
                                        0% RULES; 0CDR,          0% RULES;             0% RULES;             0% RULES;
                                          25% ADV100%        1CDR, 25% ADV100%     2CDR, 25% ADV100%     3CDR, 25% ADV100%
               PRICE                       LAG12; BP             LAG12; BP             LAG12; BP             LAG12; BP
                                             Yield
------------------------------------   -------------------   -------------------   -------------------   -------------------
               5-00+                        10.2327                9.1267                8.0049                6.8703
               5-01                         10.1568                9.0508                7.9290                6.7943
               5-01+                        10.0813                8.9753                7.8535                6.7187
               5-02                         10.0061                8.9002                7.7783                6.6434
               5-02+                         9.9314                8.8255                7.7036                6.5686
               5-03                          9.8570                8.7512                7.6292                6.4942
               5-03+                         9.7830                8.6772                7.5552                6.4201
               5-04                          9.7094                8.6036                7.4816                6.3464
               5-04+                         9.6361                8.5304                7.4084                6.2731
               5-05                          9.5632                8.4576                7.3355                6.2001
               5-05+                         9.4907                8.3851                7.2630                6.1276
               5-06                          9.4185                8.3130                7.1909                6.0553
               5-06+                         9.3467                8.2413                7.1191                5.9835
               5-07                          9.2752                8.1699                7.0477                5.9120
               5-07+                         9.2041                8.0988                6.9766                5.8409
               5-08                          9.1334                8.0281                6.9059                5.7701
               5-08+                         9.0630                7.9578                6.8355                5.6996
------------------------------------   -------------------   -------------------   -------------------   -------------------

------------------------------------   -------------------   -------------------   -------------------   -------------------
              Spread @ Center Price           429                   320                   209                    96
                                WAL         9.48647               9.09821               8.73210               8.38665
                           Mod Durn          4.119                 4.122                 4.120                 4.116
                      Mod Convexity          0.265                 0.267                 0.267                 0.267
                                                                                                              Jun99 to
                   Principal Window      Jun99 to Feb29        Jun99 to Feb29        Jun99 to Feb29            Feb29
                      Maturity #mos           357                   357                   357                   357
                                                               24,628,553.98         47,226,544.33         67,962,993.52
                  Total Collat Loss       0.00 (0.00%)            (2.08%)               (4.00%)               (5.75%)

                             Prepay         At 0 CPR              At 0 CPR              At 0 CPR              At 0 CPR
                         No prepays
              Lockout and penalties     Include penalty       Include penalty       Include penalty       Include penalty

              Extension, if balloon           None                  None                  None                  None
                    Increase Coupon
                    Pay Exten Princ

                            Default         At 0 CDR              At 1 CDR              At 2 CDR              At 3 CDR
                      Loss Severity           0.25                  0.25                  0.25                  25%
                  Servicer Advances      100% of P & I         100% of P & I         100% of P & I         100% of P & I
                       Recovery Lag          12 mos                12 mos                12 mos                12 mos

                Optional Redemption

Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final
Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION
OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

(table continued)

------------------------------------  ---------------------  --------------------  -------------------  --------------------
                                                                  50CPR YM;            100CPR YM;             100CPR;
                                       0CPR; EXT0MO 100%       EXT0MO 100% 0%        EXT0MO 100% 0%       EXT0MO 100% 0%
                                       0% RULES; 0CDR,0%       RULES; 0CDR,0%        RULES; 0CDR,0%       RULES; 0CDR,0%
               PRICE                   ADV100% LAG12; 0BP    ADV100% LAG12; 0BP    ADV100% LAG12; 0BP    ADV100% LAG0; BP
                                             Yield                                                                    Yield
------------------------------------  ---------------------  --------------------  -------------------  --------------------
               5-00+                        10.2327                10.1330               9.8897               11.0950
               5-01                         10.1568                10.0565               9.8128               11.0074
               5-01+                        10.0813                9.9804                9.7362               10.9203
               5-02                         10.0061                9.9048                9.6600               10.8336
               5-02+                         9.9314                9.8295                9.5843               10.7474
               5-03                          9.8570                9.7546                9.5089               10.6617
               5-03+                         9.7830                9.6800                9.4339               10.5764
               5-04                          9.7094                9.6059                9.3592               10.4916
               5-04+                         9.6361                9.5321                9.2849               10.4072
               5-05                          9.5632                9.4587                9.2110               10.3232
               5-05+                         9.4907                9.3856                9.1375               10.2397
               5-06                          9.4185                9.3129                9.0643               10.1566
               5-06+                         9.3467                9.2406                8.9915               10.0740
               5-07                          9.2752                9.1686                8.9191               9.9917
               5-07+                         9.2041                9.0969                8.8470               9.9099
               5-08                          9.1334                9.0256                8.7752               9.8285
               5-08+                         9.0630                8.9547                8.7038               9.7476
------------------------------------  ---------------------  --------------------  -------------------  --------------------

------------------------------------  ---------------------  --------------------  -------------------  --------------------
              Spread @ Center Price           429                    419                  395                   509
                                WAL         9.48647                9.41364              9.24419               8.48529
                           Mod Durn          4.119                  4.089                4.063                 3.576
                      Mod Convexity          0.265                  0.259                0.255                 0.207
                   Principal Window      Jun99 to Feb29        Jun99 to Jul27        Jun99 to Sep23       Jun99 to Sep23
                      Maturity #mos           357                    338                  292                   292
                  Total Collat Loss       0.00 (0.00%)          0.00 (0.00%)          0.00 (0.00%)         0.00 (0.00%)

                             Prepay         At 0 CPR              At 50 CPR            At 100 CPR           At 100 CPR
                         No prepays                             During any YM        During any YM
              Lockout and penalties     Include penalty        Include penalty      Include penalty       Include penalty

              Extension, if balloon           None                  None                  None                 None
                    Increase Coupon
                    Pay Exten Princ

                            Default         At 0 CDR              At 0 CDR              At 0 CDR             At 0 CDR
                      Loss Severity            0                      0                    0                     0
                  Servicer Advances      100% of P & I          100% of P & I        100% of P & I         100% of P & I
                       Recovery Lag          12 mos                12 mos                12 mos                0 mos

                Optional Redemption

                         Shock (bp)            0                      0                    0

Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final
Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION
OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

(table continued)

------------------------------------  ---------------------  --------------------  --------------------  --------------------
                                      100CPR; EXT0MO 100%        25CPR NOP;            50CPR NOP;            100CPR NOP;
                                       0% RULES; 0CDR,0%       EXT0MO 100% 0%        EXT0MO 100% 0%        EXT0MO 100% 0%
                                      ADV100% LAG0; 200BP      RULES; 0CDR,0%        RULES; 0CDR,0%        RULES; 0CDR,0%
               PRICE                                         ADV100% LAG12; 0BP    ADV100% LAG12; 0BP    ADV100% LAG12; 0BP
                                                     Yield                 Yield
------------------------------------  ---------------------  --------------------  --------------------  --------------------
               5-00+                         8.4535                8.8844                8.3354                7.5314
               5-01                          8.3756                8.8080                8.2595                7.4565
               5-01+                         8.2982                8.7320                8.1840                7.3819
               5-02                          8.2212                8.6564                8.1089                7.3078
               5-02+                         8.1446                8.5812                8.0342                7.2340
               5-03                          8.0684                8.5064                7.9599                7.1605
               5-03+                         7.9925                8.4319                7.8859                7.0875
               5-04                          7.9171                8.3579                7.8123                7.0148
               5-04+                         7.8420                8.2842                7.7391                6.9425
               5-05                          7.7673                8.2108                7.6662                6.8705
               5-05+                         7.6930                8.1379                7.5937                6.7989
               5-06                          7.6190                8.0653                7.5216                6.7277
               5-06+                         7.5455                7.9930                7.4498                6.6568
               5-07                          7.4722                7.9211                7.3784                6.5862
               5-07+                         7.3994                7.8496                7.3073                6.5160
               5-08                          7.3269                7.7784                7.2366                6.4462
               5-08+                         7.2548                7.7076                7.1662                6.3767
------------------------------------  ---------------------  --------------------  --------------------  --------------------

------------------------------------  ---------------------  --------------------  --------------------  --------------------
              Spread @ Center Price            53                    296                   242                   163
                                WAL         8.48529                8.95024               8.77285               8.48529
                           Mod Durn          4.019                  4.094                 4.121                 4.172
                      Mod Convexity          0.254                  0.261                 0.265                 0.271
                   Principal Window      Jun99 to Sep23        Jun99 to Feb29        Jun99 to Dec26        Jun99 to Sep23
                      Maturity #mos           292                    357                   331                   292
                  Total Collat Loss       0.00 (0.00%)          0.00 (0.00%)          0.00 (0.00%)          0.00 (0.00%)

                             Prepay        At 100 CPR             At 25 CPR             At 50 CPR            At 100 CPR
                         No prepays
              Lockout and penalties     Include penalty        Exclude penalty       Exclude penalty       Exclude penalty

              Extension, if balloon           None                  None                  None                  None
                    Increase Coupon
                    Pay Exten Princ

                            Default         At 0 CDR              At 0 CDR              At 0 CDR              At 0 CDR
                      Loss Severity            0%                    0%                    0%                    0%
                  Servicer Advances      100% of P & I          100% of P & I         100% of P & I         100% of P & I
                       Recovery Lag          0 mos                 12 mos                12 mos                12 mos

                Optional Redemption

                         Shock (bp)           200                     0                     0                     0

Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final
Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION
OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

(table continued)
-------------------------------------  --------------------  --------------------  -------------------
                                          50CPR YM 2PT;                            0CPR; EXT0MO 100%
                                         EXT0MO 100% 0%       0CPR; EXT0MO 100%        0% RULES;
                                         RULES; 0CDR,0%      0% RULES; 1CDR,25%     1CDR,35% ADV100%
               PRICE                   ADV100% LAG12; 0BP     ADV100% LAG12; BP        LAG12; BP
                                                                    Yield
-------------------------------------  --------------------  --------------------  -------------------
               5-00+                         10.1330               9.1267                9.0393
                5-01                         10.0565               9.0508                8.9633
               5-01+                         9.9804                8.9753                8.8877
                5-02                         9.9048                8.9002                8.8125
               5-02+                         9.8295                8.8255                8.7377
                5-03                         9.7546                8.7512                8.6633
               5-03+                         9.6800                8.6772                8.5892
                5-04                         9.6059                8.6036                8.5155
               5-04+                         9.5321                8.5304                8.4422
                5-05                         9.4587                8.4576                8.3692
               5-05+                         9.3856                8.3851                8.2966
                5-06                         9.3129                8.3130                8.2244
               5-06+                         9.2406                8.2413                8.1526
                5-07                         9.1686                8.1699                8.0811
               5-07+                         9.0969                8.0988                8.0099
                5-08                         9.0256                8.0281                7.9391
               5-08+                         8.9547                7.9578                7.8686
-------------------------------------  --------------------  --------------------  -------------------

-------------------------------------  --------------------  --------------------  -------------------
               Spread @ Center Price           419                   320                  311
                                 WAL         9.41364               9.09821              9.09821
                            Mod Durn          4.089                 4.122                4.116
                       Mod Convexity          0.259                 0.267                0.266
                    Principal Window     Jun99 to Jul27        Jun99 to Feb29        Jun99 to Feb29
                       Maturity #mos           338                   357                  357
                                          0.00 (0.00%)          24,628,553.98        34,478,782.06
                   Total Collat Loss                               (2.08%)              (2.92%)
                              Prepay        At 50 CPR             At 0 CPR              At 0 CPR
                                        During pts>2, any
                          No prepays           YM
               Lockout and penalties     Include penalty       Include penalty      Include penalty

               Extension, if balloon          None                  None                  None
                     Increase Coupon
                     Pay Exten Princ

                             Default        At 0 CDR              At 1 CDR              At 1 CDR
                       Loss Severity           0%                   0.25                  0.35

                   Servicer Advances      100% of P & I         100% of P & I        100% of P & I
                        Recovery Lag         12 mos                12 mos                12 mos

     Optional Redemption

Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.



















                             UNDERWRITERS' STATEMENT
                             COMPUTATIONAL MATERIALS

                 FIRST UNION NATIONAL BANK- CHASE MANHATTAN BANK
                           COMMERCIAL MORTGAGE TRUST-
                  COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES
                                 SERIES 1999-C2
________________________________________________________________________________
The attached tables and statistical analysis (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by First Union Capital Markets Corp. and Chase Securities Inc. (collectively, the "Underwriter") and not by the issuer of the certificates identified above (the "Offered Certificates") or any other party. The issuer of the Offered Certificates has not prepared or taken part in the preparation of these materials. None of the Underwriters, the issuer of the Offered Certificates, or any other party makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated herein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials reflect future performance. These Computational Materials should not be construed as either a prediction or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment and other assumptions and actual experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the Offered Certificates may differ from those shown in the Computational Materials due to difference between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the Offered Certificates has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Offered
Certificates has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Offered Certificates in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered Certificates for definitive terms of the Offered Certificates and the collateral.

Please be advised that mortgage-backed and/or asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in these Offered Certificates.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

FUNCM99C2_RED, CLASS A2--PRICE/YIELD

-------------------------------------------------------
CUSIP
Coupon                                 6.58
Delay                                   14
Stated Maturity                        N/A
Type                                 SEN FIX
-------------------------------------------------------

-------------------------------------------------------
Face                             $673,785,678.00
Original Balance                 $673,785,678.00
Current Balance                  $673,785,678.00
Factor                                  1
-------------------------------------------------------

-------------------------------------------------------
Settle at Pricing
Accrual begins                        5/1/99
Factor Date                            N/A
-------------------------------------------------------
YIELD CURVE:  Spread off interpolated node
3MO=4.776,  6MO=4.776,  1YR=4.776,   2YR=5.071,   3YR=5.1213333333,   5YR=5.222,
10YR=5.357, 30YR=5.677

-------------------------------------  --------------------  --------------------  --------------------  --------------------
                                        0CPR; EXT0MO 100%    10CPR; EXT0MO 100%    15CPR; EXT0MO 100%    25CPR; EXT0MO 100%
                                         0% RULES; 3CDR,       0% RULES; 3CDR,       0% RULES; 3CDR,       0% RULES; 3CDR,
                                       40% ADV100% LAG12;    40% ADV100% LAG12;    40% ADV100% LAG12;    40% ADV100% LAG12;
               PRICE                           BP                    BP                    BP                    BP
                                              Yield
-------------------------------------  --------------------  --------------------  --------------------  --------------------
              100-30+                        6.4924                6.5035                6.5075                6.5119
              101-00+                        6.4833                6.4941                6.4981                6.5024
              101-02+                        6.4742                6.4848                6.4887                6.4929
              101-04+                        6.4650                6.4755                6.4793                6.4834
              101-06+                        6.4559                6.4662                6.4700                6.4739
              101-08+                        6.4468                6.4569                6.4606                6.4645
              101-10+                        6.4377                6.4476                6.4513                6.4550
              101-12+                        6.4286                6.4384                6.4419                6.4455
              101-14+                        6.4195                6.4291                6.4326                6.4361
              101-16+                        6.4104                6.4198                6.4232                6.4267
              101-18+                        6.4013                6.4106                6.4139                6.4172
              101-20+                        6.3922                6.4013                6.4046                6.4078
              101-22+                        6.3831                6.3921                6.3953                6.3984
              101-24+                        6.3741                6.3829                6.3860                6.3890
              101-26+                        6.3650                6.3736                6.3767                6.3795
              101-28+                        6.3560                6.3644                6.3674                6.3701
              101-30+                        6.3469                6.3552                6.3581                6.3608
-------------------------------------  --------------------  --------------------  --------------------  --------------------

-------------------------------------  --------------------  --------------------  --------------------  --------------------
               Spread @ Center Price           108                   110                   110                   111
                                 WAL         9.26884               9.05664               8.97378               8.84705
                            Mod Durn          6.751                 6.626                 6.576                 6.498
                       Mod Convexity          0.551                 0.532                 0.525                 0.514
                    Principal Window     Sep05 to Apr09        Nov04 to Apr09        Jul04 to Apr09        Mar04 to Apr09
                       Maturity #mos           119                   119                   119                   119
                                         108,735,772.49        105,915,872.23        104,954,962.89        103,561,118.73
                   Total Collat Loss         (9.20%)               (8.96%)               (8.88%)               (8.77%)

                              Prepay        At 0 CPR              At 10 CPR             At 15 CPR             At 25 CPR
                          No prepays
               Lockout and penalties     Include penalty       Include penalty       Include penalty       Include penalty

               Extension, if balloon          None                  None                  None                  None
                     Increase Coupon
                     Pay Exten Princ

                             Default        At 3 CDR              At 3 CDR              At 3 CDR              At 3 CDR
                       Loss Severity           0.4                   0.4                   0.4                   0.4
                   Servicer Advances      100% of P & I         100% of P & I         100% of P & I         100% of P & I
                        Recovery Lag         12 mos                12 mos                12 mos                12 mos

                 Optional Redemption     Calls ASAP (N)        Calls ASAP (N)        Calls ASAP (N)        Calls ASAP (N)

(table continued)

-------------------------------------  --------------------  --------------------  -------------------
                                                                                        100CPR;
                                       50CPR; EXT0MO 100%    75CPR; EXT0MO 100%       EXT0MO 100%
                                         0% RULES; 3CDR,       0% RULES; 3CDR,      0% RULES; 3CDR,
                                       40% ADV100% LAG12;    40% ADV100% LAG12;       40% ADV100%
               PRICE                           BP                    BP                LAG12; BP
-------------------------------------  --------------------  --------------------  -------------------
              100-30+                        6.5064                6.4980                6.4809
              101-00+                        6.4967                6.4883                6.4711
              101-02+                        6.4871                6.4785                6.4612
              101-04+                        6.4774                6.4688                6.4514
              101-06+                        6.4678                6.4591                6.4415
              101-08+                        6.4582                6.4494                6.4317
              101-10+                        6.4485                6.4397                6.4219
              101-12+                        6.4389                6.4301                6.4121
              101-14+                        6.4293                6.4204                6.4023
              101-16+                        6.4197                6.4107                6.3925
              101-18+                        6.4101                6.4011                6.3827
              101-20+                        6.4006                6.3914                6.3729
              101-22+                        6.3910                6.3818                6.3631
              101-24+                        6.3814                6.3721                6.3533
              101-26+                        6.3719                6.3625                6.3436
              101-28+                        6.3623                6.3529                6.3338
              101-30+                        6.3528                6.3433                6.3241
-------------------------------------  --------------------  --------------------  -------------------

-------------------------------------  --------------------  --------------------  -------------------
               Spread @ Center Price           111                   110                  109
                                 WAL         8.68102               8.60550              8.44719
                            Mod Durn          6.395                 6.349                6.264
                       Mod Convexity          0.501                 0.495                0.481
                    Principal Window     Sep03 to Apr09        Apr03 to Apr09        Nov02 to Feb09
                       Maturity #mos           119                   119                  117
                                         101,683,720.53        100,775,683.14        99,836,075.50
                   Total Collat Loss         (8.61%)               (8.53%)              (8.45%)

                              Prepay        At 50 CPR             At 75 CPR            At 100 CPR
                          No prepays
               Lockout and penalties     Include penalty       Include penalty      Include penalty

               Extension, if balloon          None                  None                  None
                     Increase Coupon
                     Pay Exten Princ

                             Default        At 3 CDR              At 3 CDR              At 3 CDR
                       Loss Severity           0.4                   0.4                  0.4
                   Servicer Advances      100% of P & I         100% of P & I        100% of P & I
                        Recovery Lag         12 mos                12 mos                12 mos

                 Optional Redemption     Calls ASAP (N)        Calls ASAP (N)        Calls ASAP (N)

Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final
Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION
OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

FUNCM99C2_RED, CLASS A2--PRICE/YIELD

-------------------------------------------------------
CUSIP
Coupon                                 6.58
Delay                                   14
Stated Maturity                        N/A
Type                                 SEN FIX
-------------------------------------------------------

-------------------------------------------------------
Face                             $673,785,678.00
Original Balance                 $673,785,678.00
Current Balance                  $673,785,678.00
Factor                                  1
-------------------------------------------------------

-------------------------------------------------------
Settle at Pricing
Accrual begins                        5/1/99
Factor Date                            N/A
-------------------------------------------------------
YIELD CURVE:  Spread off interpolated node
3MO=4.776,  6MO=4.776,  1YR=4.776,   2YR=5.071,   3YR=5.1213333333,   5YR=5.222,
10YR=5.357, 30YR=5.677

------------------------------------  ---------------------  --------------------  -------------------  --------------------
                                       0CPR; EXT0MO 100%     10CPR; EXT0MO 100%      15CPR; EXT0MO      25CPR; EXT0MO 100%
                                       0% RULES; 0 FOR 24    0% RULES; 0 FOR 24     100% 0% RULES; 0    0% RULES; 0 FOR 24
                                        3CDR,40% ADV100%      3CDR,40% ADV100%      FOR 24 3CDR,40%      3CDR,40% ADV100%
               PRICE                       LAG12; BP              LAG12; BP        ADV100% LAG12; BP         LAG12; BP
                                             Yield
------------------------------------  ---------------------  --------------------  -------------------  --------------------
              100-30+                        6.4943                6.5015                6.5041               6.5066
              101-00+                        6.4852                6.4923                6.4949               6.4972
              101-02+                        6.4762                6.4831                6.4856               6.4879
              101-04+                        6.4671                6.4739                6.4764               6.4785
              101-06+                        6.4581                6.4647                6.4671               6.4692
              101-08+                        6.4490                6.4556                6.4579               6.4598
              101-10+                        6.4400                6.4464                6.4487               6.4505
              101-12+                        6.4310                6.4372                6.4394               6.4412
              101-14+                        6.4220                6.4281                6.4302               6.4319
              101-16+                        6.4130                6.4189                6.4210               6.4226
              101-18+                        6.4040                6.4098                6.4118               6.4133
              101-20+                        6.3950                6.4007                6.4026               6.4040
              101-22+                        6.3861                6.3915                6.3935               6.3947
              101-24+                        6.3771                6.3824                6.3843               6.3855
              101-26+                        6.3681                6.3733                6.3751               6.3762
              101-28+                        6.3592                6.3642                6.3659               6.3669
              101-30+                        6.3502                6.3551                6.3568               6.3577
------------------------------------  ---------------------  --------------------  -------------------  --------------------

------------------------------------  ---------------------  --------------------  -------------------  --------------------
              Spread @ Center Price           108                    109                  110                   110
                                WAL         9.38847                9.19669              9.12251               9.00875
                           Mod Durn          6.820                  6.710                6.666                 6.599
                      Mod Convexity          0.562                  0.545                0.538                 0.528
                   Principal Window      Mar06 to Apr09        Aug05 to Apr09        Apr05 to Apr09       Nov04 to Apr09
                      Maturity #mos           119                    119                  119                   119
                                         86,199,776.78          83,213,100.25        82,197,087.83         80,726,539.55
                  Total Collat Loss         (7.30%)                (7.04%)              (6.96%)               (6.83%)

                             Prepay         At 0 CPR              At 10 CPR            At 15 CPR             At 25 CPR
                         No prepays
              Lockout and penalties     Include penalty        Include penalty      Include penalty       Include penalty

              Extension, if balloon           None                  None                  None                 None
                    Increase Coupon
                    Pay Exten Princ

                            Default    At 0 for 24 3 CDR      At 0 for 24 3 CDR    At 0 for 24 3 CDR     At 0 for 24 3 CDR
                      Loss Severity           0.4                    0.4                  0.4                   0.4
                  Servicer Advances      100% of P & I          100% of P & I        100% of P & I         100% of P & I
                       Recovery Lag          12 mos                12 mos                12 mos               12 mos

                Optional Redemption      Calls ASAP (N)        Calls ASAP (N)        Calls ASAP (N)       Calls ASAP (N)

(table continued)

------------------------------------  ---------------------  --------------------  -------------------
                                       50CPR; EXT0MO 100%    75CPR; EXT0MO 100%      100CPR; EXT0MO
                                       0% RULES; 0 FOR 24    0% RULES; 0 FOR 24     100% 0% RULES; 0
                                        3CDR,40% ADV100%      3CDR,40% ADV100%      FOR 24 3CDR,40%
               PRICE                       LAG12; BP              LAG12; BP        ADV100% LAG12; BP
------------------------------------  ---------------------  --------------------  -------------------
              100-30+                        6.5023                6.4921                6.4848
              101-00+                        6.4928                6.4826                6.4751
              101-02+                        6.4833                6.4730                6.4655
              101-04+                        6.4738                6.4635                6.4558
              101-06+                        6.4643                6.4540                6.4462
              101-08+                        6.4549                6.4445                6.4365
              101-10+                        6.4454                6.4350                6.4269
              101-12+                        6.4360                6.4255                6.4173
              101-14+                        6.4265                6.4160                6.4077
              101-16+                        6.4171                6.4065                6.3981
              101-18+                        6.4077                6.3970                6.3885
              101-20+                        6.3983                6.3875                6.3789
              101-22+                        6.3889                6.3781                6.3693
              101-24+                        6.3795                6.3686                6.3597
              101-26+                        6.3701                6.3592                6.3502
              101-28+                        6.3607                6.3497                6.3406
              101-30+                        6.3513                6.3403                6.3310
------------------------------------  ---------------------  --------------------  -------------------

------------------------------------  ---------------------  --------------------  -------------------
              Spread @ Center Price           110                    109                  109
                                WAL         8.85851                8.79481              8.64299
                           Mod Durn          6.507                  6.470                6.389
                      Mod Convexity          0.515                  0.510                0.496
                   Principal Window      Mar04 to Apr09        Dec03 to Mar09        Oct03 to Feb09
                      Maturity #mos           119                    118                  117
                                         78,761,462.34          77,835,089.19        76,972,055.36
                  Total Collat Loss         (6.67%)                (6.59%)              (6.51%)

                             Prepay        At 50 CPR              At 75 CPR            At 100 CPR
                         No prepays
              Lockout and penalties     Include penalty        Include penalty      Include penalty

              Extension, if balloon           None                  None                  None
                    Increase Coupon
                    Pay Exten Princ

                            Default    At 0 for 24 3 CDR      At 0 for 24 3 CDR    At 0 for 24 3 CDR
                      Loss Severity           0.4                    0.4                  0.4
                  Servicer Advances      100% of P & I          100% of P & I        100% of P & I
                       Recovery Lag          12 mos                12 mos                12 mos

                Optional Redemption      Calls ASAP (N)        Calls ASAP (N)        Calls ASAP (N)

Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final
Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION
OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

FUNCM99C2_RED, CLASS IO--PRICE/YIELD

-------------------------------------------------------
CUSIP
Coupon                                0.0025
Delay                                   14
Stated Maturity                        N/A
Type                                SEN WAC IO
-------------------------------------------------------

-------------------------------------------------------
Face                            $1,181,529,533.00
Original Balance                $1,181,529,533.00
Current Balance                 $1,181,529,533.00
Factor                                  1
-------------------------------------------------------

-------------------------------------------------------
Settle at Pricing
Accrual begins                        5/1/99
Factor Date                            N/A
-------------------------------------------------------
YIELD CURVE:  Spread off interpolated node
3MO=4.776,  6MO=4.776,  1YR=4.776,   2YR=5.071,   3YR=5.1213333333,   5YR=5.222,
10YR=5.357, 30YR=5.677

------------------------------------  ---------------------  --------------------  -------------------  --------------------
                                                                                     15CPR; EXT0MO
                                       0CPR; EXT0MO 100%     10CPR; EXT0MO 100%      100% 0% RULES;     25CPR; EXT0MO 100%
                                       0% RULES; 3CDR,40%    0% RULES; 3CDR,40%     3CDR,40% ADV100%    0% RULES; 3CDR,40%
               PRICE                   ADV100% LAG12; BP      ADV100% LAG12; BP        LAG12; BP         ADV100% LAG12; BP
                                             Yield
------------------------------------  ---------------------  --------------------  -------------------  --------------------
               4-20+                         8.1410                8.5716                8.7329               8.9833
               4-22+                         7.7890                8.2117                8.3695               8.6140
               4-24+                         7.4448                7.8596                8.0142               8.2529
               4-26+                         7.1079                7.5152                7.6665               7.8995
               4-28+                         6.7782                7.1780                7.3262               7.5538
               4-30+                         6.4554                6.8479                6.9930               7.2153
               5-00+                         6.1393                6.5246                6.6668               6.8838
               5-02+                         5.8296                6.2079                6.3471               6.5591
               5-04+                         5.5260                5.8976                6.0339               6.2410
               5-06+                         5.2285                5.5933                5.7269               5.9292
               5-08+                         4.9368                5.2950                5.4259               5.6235
               5-10+                         4.6507                5.0025                5.1307               5.3237
               5-12+                         4.3700                4.7155                4.8411               5.0296
               5-14+                         4.0946                4.4339                4.5569               4.7411
               5-16+                         3.8243                4.1574                4.2780               4.4580
               5-18+                         3.5589                3.8861                4.0043               4.1801
               5-20+                         3.2984                3.6196                3.7354               3.9072
------------------------------------  ---------------------  --------------------  -------------------  --------------------

------------------------------------  ---------------------  --------------------  -------------------  --------------------
              Spread @ Center Price            21                    59                    73                   94
                                WAL         8.38665                8.15082              8.07175               7.95868
                           Mod Durn          4.007                  3.918                3.883                 3.823
                      Mod Convexity          0.248                  0.237                0.233                 0.227
                   Principal Window      Jun99 to Feb29        Jun99 to Feb29        Jun99 to Feb29       Jun99 to Feb29
                      Maturity #mos           357                    357                  357                   357
                                         108,735,772.49        105,915,872.23        104,954,962.89       103,561,118.73
                  Total Collat Loss         (9.20%)                (8.96%)              (8.88%)               (8.77%)

                             Prepay         At 0 CPR              At 10 CPR            At 15 CPR             At 25 CPR
                         No prepays
              Lockout and penalties     Include penalty        Include penalty      Include penalty       Include penalty

              Extension, if balloon           None                  None                  None                 None
                    Increase Coupon
                    Pay Exten Princ

                            Default         At 3 CDR              At 3 CDR              At 3 CDR             At 3 CDR
                      Loss Severity           0.4                    0.4                  0.4                   0.4

                  Servicer Advances      100% of P & I          100% of P & I        100% of P & I         100% of P & I
                       Recovery Lag          12 mos                12 mos                12 mos               12 mos

                Optional Redemption      Calls ASAP (N)        Calls ASAP (N)        Calls ASAP (N)       Calls ASAP (N)
------------------------------------  ---------------------  --------------------  -------------------

(table continued)

------------------------------------  ---------------------  --------------------  -------------------
                                                                                     100CPR; EXT0MO
                                       50CPR; EXT0MO 100%    75CPR; EXT0MO 100%      100% 0% RULES;
                                       0% RULES; 3CDR,40%    0% RULES; 3CDR,40%     3CDR,40% ADV100%
               PRICE                   ADV100% LAG12; BP      ADV100% LAG12; BP        LAG12; BP
------------------------------------  ---------------------  --------------------  -------------------
               4-20+                         9.3765                9.5919                9.7187
               4-22+                         8.9958                9.2030                9.3156
               4-24+                         8.6236                8.8228                8.9217
               4-26+                         8.2596                8.4511                8.5368
               4-28+                         7.9035                8.0874                8.1605
               4-30+                         7.5549                7.7316                7.7924
               5-00+                         7.2136                7.3833                7.4323
               5-02+                         6.8794                7.0423                7.0799
               5-04+                         6.5520                6.7084                6.7349
               5-06+                         6.2312                6.3812                6.3970
               5-08+                         5.9167                6.0606                6.0661
               5-10+                         5.6084                5.7463                5.7419
               5-12+                         5.3061                5.4382                5.4241
               5-14+                         5.0095                5.1360                5.1126
               5-16+                         4.7185                4.8396                4.8071
               5-18+                         4.4329                4.5488                4.5075
               5-20+                         4.1526                4.2633                4.2136
------------------------------------  ---------------------  --------------------  -------------------

------------------------------------  ---------------------  --------------------  -------------------
              Spread @ Center Price           125                    141                  144
                                WAL         7.80846                7.73024              7.56762
                           Mod Durn          3.715                  3.643                3.527
                      Mod Convexity          0.216                  0.210                0.201
                   Principal Window      Jun99 to Feb29        Jun99 to Nov23        Jun99 to Nov23
                      Maturity #mos           357                    294                  294
                                         101,683,720.53        100,775,683.14        99,836,075.50
                  Total Collat Loss         (8.61%)                (8.53%)              (8.45%)

                             Prepay        At 50 CPR              At 75 CPR            At 100 CPR
                         No prepays
              Lockout and penalties     Include penalty        Include penalty      Include penalty

              Extension, if balloon           None                  None                  None
                    Increase Coupon
                    Pay Exten Princ

                            Default         At 3 CDR              At 3 CDR              At 3 CDR
                      Loss Severity           0.4                    0.4                  0.4

                  Servicer Advances      100% of P & I          100% of P & I        100% of P & I
                       Recovery Lag          12 mos                12 mos                12 mos

                Optional Redemption      Calls ASAP (N)        Calls ASAP (N)        Calls ASAP (N)

Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final
Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION
OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.


FUNCM99C2_RED, CLASS IO--PRICE/YIELD

-------------------------------------------------------
CUSIP
Coupon                                0.0025
Delay                                   14
Stated Maturity                        N/A
Type                                SEN WAC IO
-------------------------------------------------------

-------------------------------------------------------
Face                            $1,181,529,533.00
Original Balance                $1,181,529,533.00
Current Balance                 $1,181,529,533.00
Factor                                  1
-------------------------------------------------------

-------------------------------------------------------
Settle at Pricing
Accrual begins                        5/1/99
Factor Date                            N/A
-------------------------------------------------------
YIELD CURVE:  Spread off interpolated node
3MO=4.776,  6MO=4.776,  1YR=4.776,   2YR=5.071,   3YR=5.1213333333,   5YR=5.222,
10YR=5.357, 30YR=5.677

-------------------------------------  --------------------  --------------------  -------------------  --------------------
                                        0CPR; EXT0MO 100%    10CPR; EXT0MO 100%      15CPR; EXT0MO      25CPR; EXT0MO 100%
                                       0% RULES; 0 FOR 24    0% RULES; 0 FOR 24     100% 0% RULES; 0    0% RULES; 0 FOR 24
                                        3CDR,40% ADV100%      3CDR,40% ADV100%      FOR 24 3CDR,40%      3CDR,40% ADV100%
               PRICE                        LAG12; BP             LAG12; BP        ADV100% LAG12; BP         LAG12; BP
                                              Yield
-------------------------------------  --------------------  --------------------  -------------------  --------------------
               4-20+                         9.9992                10.4289              10.5913               10.8444
               4-22+                         9.6455                10.0662              10.2249               10.4715
               4-24+                         9.2995                9.7115                9.8665               10.1068
               4-26+                         8.9610                9.3645                9.5159               9.7500
               4-28+                         8.6298                9.0248                9.1727               9.4008
               4-30+                         8.3055                8.6923                8.8368               9.0590
               5-00+                         7.9880                8.3667                8.5078               8.7242
               5-02+                         7.6770                8.0477                8.1856               8.3964
               5-04+                         7.3722                7.7351                7.8698               8.0751
               5-06+                         7.0736                7.4287                7.5603               7.7603
               5-08+                         6.7807                7.1284                7.2569               7.4516
               5-10+                         6.4936                6.8338                6.9593               7.1489
               5-12+                         6.2120                6.5449                6.6675               6.8521
               5-14+                         5.9356                6.2614                6.3811               6.5608
               5-16+                         5.6644                5.9831                6.1000               6.2749
               5-18+                         5.3983                5.7100                5.8241               5.9943
               5-20+                         5.1369                5.4418                5.5532               5.7188
-------------------------------------  --------------------  --------------------  -------------------  --------------------

-------------------------------------  --------------------  --------------------  -------------------  --------------------
               Spread @ Center Price           205                   242                  255                   276
                                 WAL         8.78825               8.53765              8.45364               8.33351
                            Mod Durn          3.991                 3.891                3.852                 3.786
                       Mod Convexity          0.248                 0.235                0.230                 0.223
                    Principal Window     Jun99 to Feb29        Jun99 to Feb29        Jun99 to Feb29       Jun99 to Feb29
                       Maturity #mos           357                   357                  357                   357
                                          86,199,776.78         83,213,100.25        82,197,087.83         80,726,539.55
                   Total Collat Loss         (7.30%)               (7.04%)              (6.96%)               (6.83%)

                              Prepay        At 0 CPR              At 10 CPR            At 15 CPR             At 25 CPR
                          No prepays
               Lockout and penalties     Include penalty       Include penalty      Include penalty       Include penalty

               Extension, if balloon          None                  None                  None                 None
                     Increase Coupon
                     Pay Exten Princ

                             Default    At 0 for 24 3 CDR     At 0 for 24 3 CDR    At 0 for 24 3 CDR     At 0 for 24 3 CDR
                       Loss Severity           0.4                   0.4                  0.4                   0.4
                   Servicer Advances      100% of P & I         100% of P & I        100% of P & I         100% of P & I
                        Recovery Lag         12 mos                12 mos                12 mos               12 mos

                 Optional Redemption     Calls ASAP (N)        Calls ASAP (N)        Calls ASAP (N)       Calls ASAP (N)

-------------------------------------  --------------------  --------------------  -------------------  --------------------

(table continued)

-----------------------------------  ----------------------  --------------------  -------------------
                                      50CPR; EXT0MO 100%     75CPR; EXT0MO 100%      100CPR; EXT0MO
                                      0% RULES; 0 FOR 24     0% RULES; 0 FOR 24     100% 0% RULES; 0
                                       3CDR,40% ADV100%       3CDR,40% ADV100%      FOR 24 3CDR,40%
              PRICE                        LAG12; BP              LAG12; BP        ADV100% LAG12; BP
-----------------------------------  ----------------------  --------------------  -------------------
              4-20+                         11.2406                11.4763              11.6025
              4-22+                         10.8556                11.0824              11.1943
              4-24+                         10.4791                10.6974              10.7954
              4-26+                         10.1108                10.3209              10.4056
              4-28+                         9.7505                 9.9527               10.0245
              4-30+                         9.3979                 9.5923                9.6517
              5-00+                         9.0527                 9.2396                9.2870
              5-02+                         8.7146                 8.8943                8.9301
              5-04+                         8.3834                 8.5561                8.5808
              5-06+                         8.0588                 8.2247                8.2386
              5-08+                         7.7407                 7.9000                7.9035
              5-10+                         7.4288                 7.5818                7.5752
              5-12+                         7.1230                 7.2697                7.2533
              5-14+                         6.8230                 6.9637                6.9379
              5-16+                         6.5286                 6.6634                6.6285
              5-18+                         6.2397                 6.3689                6.3251
              5-20+                         5.9561                 6.0797                6.0274
-----------------------------------  ----------------------  --------------------  -------------------

-----------------------------------  ----------------------  --------------------  -------------------
             Spread @ Center Price            308                    325                  328
                               WAL          8.17393                8.09090              7.91846
                          Mod Durn           3.672                  3.597                3.483
                     Mod Convexity           0.211                  0.205                0.196
                  Principal Window      Jun99 to Feb29         Jun99 to Nov23        Jun99 to Nov23
                     Maturity #mos            357                    294                  294
                                         78,761,462.34          77,835,089.19        76,972,055.36
                 Total Collat Loss          (6.67%)                (6.59%)              (6.51%)

                            Prepay         At 50 CPR              At 75 CPR            At 100 CPR
                        No prepays
             Lockout and penalties      Include penalty        Include penalty      Include penalty

             Extension, if balloon           None                   None                  None
                   Increase Coupon
                   Pay Exten Princ

                           Default     At 0 for 24 3 CDR      At 0 for 24 3 CDR    At 0 for 24 3 CDR
                     Loss Severity            0.4                    0.4                  0.4
                 Servicer Advances       100% of P & I          100% of P & I        100% of P & I
                      Recovery Lag          12 mos                 12 mos                12 mos

               Optional Redemption      Calls ASAP (N)         Calls ASAP (N)        Calls ASAP (N)

-----------------------------------  ----------------------  --------------------  -------------------

Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final
Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION
OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

FUNCM99C2_RED, CLASS B--PRICE/YIELD

-------------------------------------------------------
CUSIP
Coupon                                 6.7
Delay                                   14
Stated Maturity                        N/A
Type                                 JUN FIX
-------------------------------------------------------

-------------------------------------------------------
Face                              $47,261,182.00
Original Balance                  $47,261,182.00
Current Balance                   $47,261,182.00
Factor                                  1
-------------------------------------------------------

-------------------------------------------------------
Settle at Pricing
Accrual begins                        5/1/99
Factor Date                            N/A
-------------------------------------------------------
YIELD CURVE:  Spread off interpolated node
3MO=4.776,  6MO=4.776,  1YR=4.776,   2YR=5.071,   3YR=5.1213333333,   5YR=5.222,
10YR=5.357, 30YR=5.677

------------------------------------  ---------------------  --------------------  -------------------  --------------------
                                                                                     15CPR; EXT0MO
                                       0CPR; EXT0MO 100%     10CPR; EXT0MO 100%      100% 0% RULES;     25CPR; EXT0MO 100%
                                       0% RULES; 3CDR,40%    0% RULES; 3CDR,40%     3CDR,40% ADV100%    0% RULES; 3CDR,40%
               PRICE                   ADV100% LAG12; BP      ADV100% LAG12; BP        LAG12; BP         ADV100% LAG12; BP
                                             Yield
------------------------------------  ---------------------  --------------------  -------------------  --------------------
              100-30+                        6.6228                6.6231                6.6231               6.6230
              101-00+                        6.6140                6.6144                6.6144               6.6143
              101-02+                        6.6053                6.6056                6.6056               6.6055
              101-04+                        6.5965                6.5969                6.5969               6.5968
              101-06+                        6.5878                6.5881                6.5881               6.5880
              101-08+                        6.5791                6.5794                6.5794               6.5793
              101-10+                        6.5703                6.5707                6.5707               6.5706
              101-12+                        6.5616                6.5620                6.5620               6.5619
              101-14+                        6.5529                6.5533                6.5533               6.5532
              101-16+                        6.5442                6.5446                6.5446               6.5445
              101-18+                        6.5355                6.5359                6.5359               6.5358
              101-20+                        6.5268                6.5272                6.5272               6.5271
              101-22+                        6.5181                6.5185                6.5185               6.5184
              101-24+                        6.5095                6.5098                6.5098               6.5097
              101-26+                        6.5008                6.5011                6.5012               6.5011
              101-28+                        6.4921                6.4925                6.4925               6.4924
              101-30+                        6.4835                6.4838                6.4838               6.4838
------------------------------------  ---------------------  --------------------  -------------------  --------------------

------------------------------------  ---------------------  --------------------  -------------------  --------------------
              Spread @ Center Price           120                    120                  120                   120
                                WAL         9.90278                9.90278              9.90278               9.90278
                           Mod Durn          7.053                  7.053                7.053                 7.053
                      Mod Convexity          0.606                  0.606                0.606                 0.606
                   Principal Window      Apr09 to Apr09        Apr09 to Apr09        Apr09 to Apr09       Apr09 to Apr09
                      Maturity #mos           119                    119                  119                   119
                                         108,735,772.49        105,915,872.23        104,954,962.89       103,561,118.73
                  Total Collat Loss         (9.20%)                (8.96%)              (8.88%)               (8.77%)

                             Prepay         At 0 CPR              At 10 CPR            At 15 CPR             At 25 CPR
                         No prepays
              Lockout and penalties     Include penalty        Include penalty      Include penalty       Include penalty

              Extension, if balloon           None                  None                  None                 None
                    Increase Coupon
                    Pay Exten Princ

                            Default         At 3 CDR              At 3 CDR              At 3 CDR             At 3 CDR
                      Loss Severity           0.4                    0.4                  0.4                   0.4

                  Servicer Advances      100% of P & I          100% of P & I        100% of P & I         100% of P & I
                       Recovery Lag          12 mos                12 mos                12 mos               12 mos
                Optional Redemption      Calls ASAP (N)        Calls ASAP (N)        Calls ASAP (N)       Calls ASAP (N)
------------------------------------  ---------------------  --------------------  -------------------  --------------------

(table continued)

------------------------------------  ---------------------  --------------------  -------------------
                                                                                     100CPR; EXT0MO
                                       50CPR; EXT0MO 100%    75CPR; EXT0MO 100%      100% 0% RULES;
                                       0% RULES; 3CDR,40%    0% RULES; 3CDR,40%     3CDR,40% ADV100%
               PRICE                   ADV100% LAG12; BP      ADV100% LAG12; BP        LAG12; BP
------------------------------------  ---------------------  --------------------  -------------------
              100-30+                        6.6229                6.6228                6.6207
              101-00+                        6.6141                6.6141                6.6118
              101-02+                        6.6054                6.6053                6.6030
              101-04+                        6.5966                6.5966                6.5941
              101-06+                        6.5879                6.5878                6.5853
              101-08+                        6.5792                6.5791                6.5765
              101-10+                        6.5704                6.5704                6.5676
              101-12+                        6.5617                6.5617                6.5588
              101-14+                        6.5530                6.5530                6.5500
              101-16+                        6.5443                6.5443                6.5412
              101-18+                        6.5356                6.5356                6.5324
              101-20+                        6.5269                6.5269                6.5236
              101-22+                        6.5182                6.5182                6.5148
              101-24+                        6.5096                6.5095                6.5060
              101-26+                        6.5009                6.5009                6.4973
              101-28+                        6.4922                6.4922                6.4885
              101-30+                        6.4836                6.4835                6.4797
------------------------------------  ---------------------  --------------------  -------------------

------------------------------------  ---------------------  --------------------  -------------------
              Spread @ Center Price           120                    120                  120
                                WAL         9.90278                9.90278              9.73611
                           Mod Durn          7.053                  7.053                6.968
                      Mod Convexity          0.606                  0.606                0.590
                   Principal Window      Apr09 to Apr09        Apr09 to Apr09        Feb09 to Feb09
                      Maturity #mos           119                    119                  117
                                         101,683,720.53        100,775,683.14        99,836,075.50
                  Total Collat Loss         (8.61%)                (8.53%)              (8.45%)

                             Prepay        At 50 CPR              At 75 CPR            At 100 CPR
                         No prepays
              Lockout and penalties     Include penalty        Include penalty      Include penalty

              Extension, if balloon           None                  None                  None
                    Increase Coupon
                    Pay Exten Princ

                            Default         At 3 CDR              At 3 CDR              At 3 CDR
                      Loss Severity           0.4                    0.4                  0.4
                  Servicer Advances      100% of P & I          100% of P & I        100% of P & I
                       Recovery Lag          12 mos                12 mos                12 mos

                Optional Redemption      Calls ASAP (N)        Calls ASAP (N)        Calls ASAP (N)

Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final
Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION
OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

FUNCM99C2_RED, CLASS B--PRICE/YIELD

-------------------------------------------------------
CUSIP
Coupon                                 6.7
Delay                                   14
Stated Maturity                        N/A
Type                                 JUN FIX
-------------------------------------------------------

-------------------------------------------------------
Face                              $47,261,182.00
Original Balance                  $47,261,182.00
Current Balance                   $47,261,182.00
Factor                                  1
-------------------------------------------------------

-------------------------------------------------------
Settle at Pricing
Accrual begins                        5/1/99
Factor Date                            N/A
-------------------------------------------------------
YIELD CURVE:  Spread off interpolated node
3MO=4.776,  6MO=4.776,  1YR=4.776,   2YR=5.071,   3YR=5.1213333333,   5YR=5.222,
10YR=5.357, 30YR=5.677

-------------------------------------  --------------------  --------------------  -------------------  --------------------
                                        0CPR; EXT0MO 100%    10CPR; EXT0MO 100%      15CPR; EXT0MO      25CPR; EXT0MO 100%
                                       0% RULES; 0 FOR 24    0% RULES; 0 FOR 24     100% 0% RULES; 0    0% RULES; 0 FOR 24
                                        3CDR,40% ADV100%      3CDR,40% ADV100%      FOR 24 3CDR,40%      3CDR,40% ADV100%
               PRICE                        LAG12; BP             LAG12; BP        ADV100% LAG12; BP         LAG12; BP
                                              Yield
-------------------------------------  --------------------  --------------------  -------------------  --------------------
              100-30+                        6.6228                6.6231                6.6231               6.6230
              101-00+                        6.6140                6.6144                6.6144               6.6143
              101-02+                        6.6053                6.6056                6.6056               6.6055
              101-04+                        6.5965                6.5969                6.5969               6.5968
              101-06+                        6.5878                6.5881                6.5881               6.5880
              101-08+                        6.5791                6.5794                6.5794               6.5793
              101-10+                        6.5703                6.5707                6.5707               6.5706
              101-12+                        6.5616                6.5620                6.5620               6.5619
              101-14+                        6.5529                6.5533                6.5533               6.5532
              101-16+                        6.5442                6.5446                6.5446               6.5445
              101-18+                        6.5355                6.5359                6.5359               6.5358
              101-20+                        6.5268                6.5272                6.5272               6.5271
              101-22+                        6.5181                6.5185                6.5185               6.5184
              101-24+                        6.5095                6.5098                6.5098               6.5097
              101-26+                        6.5008                6.5011                6.5012               6.5011
              101-28+                        6.4921                6.4925                6.4925               6.4924
              101-30+                        6.4835                6.4838                6.4838               6.4838
-------------------------------------  --------------------  --------------------  -------------------  --------------------

-------------------------------------  --------------------  --------------------  -------------------  --------------------
               Spread @ Center Price           120                   120                  120                   120
                                 WAL         9.90278               9.90278              9.90278               9.90278
                            Mod Durn          7.053                 7.053                7.053                 7.053
                       Mod Convexity          0.606                 0.606                0.606                 0.606
                    Principal Window     Apr09 to Apr09        Apr09 to Apr09        Apr09 to Apr09       Apr09 to Apr09
                       Maturity #mos           119                   119                  119                   119
                                          86,199,776.78         83,213,100.25        82,197,087.83         80,726,539.55
                   Total Collat Loss         (7.30%)               (7.04%)              (6.96%)               (6.83%)

                              Prepay        At 0 CPR              At 10 CPR            At 15 CPR             At 25 CPR
                          No prepays
               Lockout and penalties     Include penalty       Include penalty      Include penalty       Include penalty

               Extension, if balloon          None                  None                  None                 None
                     Increase Coupon
                     Pay Exten Princ

                             Default    At 0 for 24 3 CDR     At 0 for 24 3 CDR    At 0 for 24 3 CDR     At 0 for 24 3 CDR
                       Loss Severity           0.4                   0.4                  0.4                   0.4
                   Servicer Advances      100% of P & I         100% of P & I        100% of P & I         100% of P & I
                        Recovery Lag         12 mos                12 mos                12 mos               12 mos

                 Optional Redemption     Calls ASAP (N)        Calls ASAP (N)        Calls ASAP (N)       Calls ASAP (N)
-------------------------------------  --------------------  --------------------  -------------------  --------------------

(table continued)

-------------------------------------  --------------------  --------------------  -------------------
                                       50CPR; EXT0MO 100%    75CPR; EXT0MO 100%      100CPR; EXT0MO
                                       0% RULES; 0 FOR 24    0% RULES; 0 FOR 24     100% 0% RULES; 0
                                        3CDR,40% ADV100%      3CDR,40% ADV100%      FOR 24 3CDR,40%
               PRICE                        LAG12; BP             LAG12; BP        ADV100% LAG12; BP
-------------------------------------  --------------------  --------------------  -------------------
              100-30+                        6.6229                6.6226                6.6207
              101-00+                        6.6141                6.6139                6.6118
              101-02+                        6.6054                6.6051                6.6030
              101-04+                        6.5966                6.5964                6.5941
              101-06+                        6.5879                6.5876                6.5853
              101-08+                        6.5792                6.5789                6.5765
              101-10+                        6.5704                6.5702                6.5676
              101-12+                        6.5617                6.5614                6.5588
              101-14+                        6.5530                6.5527                6.5500
              101-16+                        6.5443                6.5440                6.5412
              101-18+                        6.5356                6.5353                6.5324
              101-20+                        6.5269                6.5266                6.5236
              101-22+                        6.5182                6.5179                6.5148
              101-24+                        6.5096                6.5092                6.5060
              101-26+                        6.5009                6.5006                6.4973
              101-28+                        6.4922                6.4919                6.4885
              101-30+                        6.4836                6.4832                6.4797
-------------------------------------  --------------------  --------------------  -------------------

-------------------------------------  --------------------  --------------------  -------------------
               Spread @ Center Price           120                   120                  120
                                 WAL         9.90278               9.88844              9.73611
                            Mod Durn          7.053                 7.045                6.968
                       Mod Convexity          0.606                 0.604                0.590
                    Principal Window     Apr09 to Apr09        Mar09 to Apr09        Feb09 to Feb09
                       Maturity #mos           119                   119                  117
                                          78,761,462.34         77,835,089.19        76,972,055.36
                   Total Collat Loss         (6.67%)               (6.59%)              (6.51%)

                              Prepay        At 50 CPR             At 75 CPR            At 100 CPR
                          No prepays
               Lockout and penalties     Include penalty       Include penalty      Include penalty

               Extension, if balloon          None                  None                  None
                     Increase Coupon
                     Pay Exten Princ

                             Default    At 0 for 24 3 CDR     At 0 for 24 3 CDR    At 0 for 24 3 CDR
                       Loss Severity           0.4                   0.4                  0.4
                   Servicer Advances      100% of P & I         100% of P & I        100% of P & I
                        Recovery Lag         12 mos                12 mos                12 mos

                 Optional Redemption     Calls ASAP (N)        Calls ASAP (N)        Calls ASAP (N)

Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final
Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION
OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

FUNCM99C2_RED, CLASS C--PRICE/YIELD

-------------------------------------------------------
CUSIP
Coupon                                 6.76
Delay                                   14
Stated Maturity                        N/A
Type                                 JUN FIX
-------------------------------------------------------

-------------------------------------------------------
Face                              $62,030,300.00
Original Balance                  $62,030,300.00
Current Balance                   $62,030,300.00
Factor                                  1
-------------------------------------------------------

-------------------------------------------------------
Settle at Pricing
Accrual begins                        5/1/99
Factor Date                            N/A
-------------------------------------------------------
YIELD CURVE:  Spread off interpolated node
3MO=4.776,  6MO=4.776,  1YR=4.776,   2YR=5.071,   3YR=5.1213333333,   5YR=5.222,
10YR=5.357, 30YR=5.677

-------------------------------------  --------------------  --------------------  -------------------  --------------------
                                                                                     15CPR; EXT0MO
                                       0CPR; EXT0MO 100%     10CPR; EXT0MO 100%      100% 0% RULES;     25CPR; EXT0MO 100%
                                       0% RULES; 3CDR,40%    0% RULES; 3CDR,40%     3CDR,40% ADV100%    0% RULES; 3CDR,40%
               PRICE                   ADV100% LAG12; BP      ADV100% LAG12; BP        LAG12; BP         ADV100% LAG12; BP
                                             Yield
-------------------------------------  --------------------  --------------------  -------------------  --------------------
               100-14                        6.7572                6.7574                6.7573               6.7570
               100-16                        6.7484                6.7486                6.7485               6.7482
               100-18                        6.7397                6.7398                6.7397               6.7394
               100-20                        6.7309                6.7310                6.7309               6.7306
               100-22                        6.7222                6.7222                6.7221               6.7218
               100-24                        6.7135                6.7135                6.7133               6.7130
               100-26                        6.7047                6.7047                6.7046               6.7042
               100-28                        6.6960                6.6959                6.6958               6.6955
               100-30                        6.6873                6.6872                6.6870               6.6867
               101-00                        6.6786                6.6784                6.6783               6.6779
               101-02                        6.6699                6.6697                6.6695               6.6692
               101-04                        6.6612                6.6609                6.6608               6.6604
               101-06                        6.6525                6.6522                6.6521               6.6517
               101-08                        6.6438                6.6435                6.6433               6.6430
               101-10                        6.6351                6.6348                6.6346               6.6342
               101-12                        6.6265                6.6261                6.6259               6.6255
               101-14                        6.6178                6.6174                6.6172               6.6168
-------------------------------------  --------------------  --------------------  -------------------  --------------------

-------------------------------------  --------------------  --------------------  -------------------  --------------------
               Spread @ Center Price           133                   133                  133                   133
                                 WAL        10.02461               9.95526              9.94745               9.93735
                            Mod Durn          7.083                 7.049                7.045                 7.040
                       Mod Convexity          0.614                 0.607                0.606                 0.605
                    Principal Window     Apr09 to Sep09        Apr09 to May09        Apr09 to May09       Apr09 to May09
                       Maturity #mos           124                   120                  120                   120
                                         108,735,772.49        105,915,872.23        104,954,962.89       103,561,118.73
                   Total Collat Loss         (9.20%)               (8.96%)              (8.88%)               (8.77%)

                              Prepay        At 0 CPR              At 10 CPR            At 15 CPR             At 25 CPR
                          No prepays
               Lockout and penalties     Include penalty       Include penalty      Include penalty       Include penalty

               Extension, if balloon          None                  None                  None                 None
                     Increase Coupon
                     Pay Exten Princ

                             Default        At 3 CDR              At 3 CDR              At 3 CDR             At 3 CDR
                       Loss Severity           0.4                   0.4                  0.4                   0.4
                   Servicer Advances      100% of P & I         100% of P & I        100% of P & I         100% of P & I
                        Recovery Lag         12 mos                12 mos                12 mos               12 mos

                 Optional Redemption     Calls ASAP (N)        Calls ASAP (N)        Calls ASAP (N)       Calls ASAP (N)
-------------------------------------  --------------------  --------------------  -------------------  --------------------

(table continued)

-------------------------------------  --------------------  --------------------  -------------------
                                                                                     100CPR; EXT0MO
                                       50CPR; EXT0MO 100%    75CPR; EXT0MO 100%      100% 0% RULES;
                                       0% RULES; 3CDR,40%    0% RULES; 3CDR,40%     3CDR,40% ADV100%
               PRICE                    ADV100% LAG12; BP     ADV100% LAG12; BP        LAG12; BP
-------------------------------------  --------------------  --------------------  -------------------
               100-14                        6.7567                6.7565                6.7552
               100-16                        6.7478                6.7477                6.7462
               100-18                        6.7390                6.7388                6.7373
               100-20                        6.7302                6.7300                6.7283
               100-22                        6.7214                6.7212                6.7194
               100-24                        6.7126                6.7124                6.7105
               100-26                        6.7038                6.7036                6.7016
               100-28                        6.6950                6.6948                6.6927
               100-30                        6.6863                6.6860                6.6838
               101-00                        6.6775                6.6773                6.6749
               101-02                        6.6687                6.6685                6.6660
               101-04                        6.6600                6.6597                6.6571
               101-06                        6.6512                6.6510                6.6483
               101-08                        6.6425                6.6422                6.6394
               101-10                        6.6337                6.6335                6.6306
               101-12                        6.6250                6.6248                6.6217
               101-14                        6.6163                6.6160                6.6129
-------------------------------------  --------------------  --------------------  -------------------

-------------------------------------  --------------------  --------------------  -------------------
               Spread @ Center Price           133                   133                  133
                                 WAL         9.92512               9.91508              9.73611
                            Mod Durn          7.034                 7.029                6.939
                       Mod Convexity          0.604                 0.603                0.586
                    Principal Window     Apr09 to May09        Apr09 to May09        Feb09 to Feb09
                       Maturity #mos           120                   120                  117
                                         101,683,720.53        100,775,683.14        99,836,075.50
                   Total Collat Loss         (8.61%)               (8.53%)              (8.45%)

                              Prepay        At 50 CPR             At 75 CPR            At 100 CPR
                          No prepays
               Lockout and penalties     Include penalty       Include penalty      Include penalty

               Extension, if balloon          None                  None                  None
                     Increase Coupon
                     Pay Exten Princ

                             Default        At 3 CDR              At 3 CDR              At 3 CDR
                       Loss Severity           0.4                   0.4                  0.4
                   Servicer Advances      100% of P & I         100% of P & I        100% of P & I
                        Recovery Lag         12 mos                12 mos                12 mos

                 Optional Redemption     Calls ASAP (N)        Calls ASAP (N)        Calls ASAP (N)
-------------------------------------  --------------------  --------------------  -------------------

Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final
Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION
OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

FUNCM99C2_RED, CLASS C--PRICE/YIELD

-------------------------------------------------------
CUSIP
Coupon                                 6.76
Delay                                   14
Stated Maturity                        N/A
Type                                 JUN FIX
-------------------------------------------------------

-------------------------------------------------------
Face                              $62,030,300.00
Original Balance                  $62,030,300.00
Current Balance                   $62,030,300.00
Factor                                  1
-------------------------------------------------------

-------------------------------------------------------
Settle at Pricing
Accrual begins                        5/1/99
Factor Date                            N/A
-------------------------------------------------------
YIELD CURVE:  Spread off interpolated node
3MO=4.776,  6MO=4.776,  1YR=4.776,   2YR=5.071,   3YR=5.1213333333,   5YR=5.222,
10YR=5.357, 30YR=5.677

-------------------------------------  --------------------  --------------------  -------------------  --------------------
                                        0CPR; EXT0MO 100%    10CPR; EXT0MO 100%      15CPR; EXT0MO      25CPR; EXT0MO 100%
                                       0% RULES; 0 FOR 24    0% RULES; 0 FOR 24     100% 0% RULES; 0    0% RULES; 0 FOR 24
                                        3CDR,40% ADV100%      3CDR,40% ADV100%      FOR 24 3CDR,40%      3CDR,40% ADV100%
               PRICE                        LAG12; BP             LAG12; BP        ADV100% LAG12; BP         LAG12; BP
                                              Yield
-------------------------------------  --------------------  --------------------  -------------------  --------------------
               100-14                        6.7568                6.7572                6.7570               6.7568
               100-16                        6.7480                6.7483                6.7482               6.7480
               100-18                        6.7392                6.7395                6.7394               6.7391
               100-20                        6.7304                6.7307                6.7306               6.7303
               100-22                        6.7216                6.7219                6.7218               6.7215
               100-24                        6.7128                6.7131                6.7130               6.7127
               100-26                        6.7041                6.7043                6.7042               6.7039
               100-28                        6.6953                6.6956                6.6954               6.6951
               100-30                        6.6866                6.6868                6.6867               6.6863
               101-00                        6.6778                6.6780                6.6779               6.6776
               101-02                        6.6691                6.6693                6.6691               6.6688
               101-04                        6.6603                6.6605                6.6604               6.6600
               101-06                        6.6516                6.6518                6.6516               6.6513
               101-08                        6.6429                6.6431                6.6429               6.6425
               101-10                        6.6342                6.6343                6.6342               6.6338
               101-12                        6.6255                6.6256                6.6254               6.6251
               101-14                        6.6168                6.6169                6.6167               6.6163
-------------------------------------  --------------------  --------------------  -------------------  --------------------

-------------------------------------  --------------------  --------------------  -------------------  --------------------
               Spread @ Center Price           133                   133                  133                   133
                                 WAL         9.96241               9.93557              9.92728               9.91656
                            Mod Durn          7.052                 7.039                7.035                 7.029
                       Mod Convexity          0.608                 0.605                0.604                 0.603
                    Principal Window     Apr09 to May09        Apr09 to May09        Apr09 to May09       Apr09 to May09
                       Maturity #mos           120                   120                  120                   120
                                          86,199,776.78         83,213,100.25        82,197,087.83         80,726,539.55
                   Total Collat Loss         (7.30%)               (7.04%)              (6.96%)               (6.83%)

                              Prepay        At 0 CPR              At 10 CPR            At 15 CPR             At 25 CPR
                          No prepays
               Lockout and penalties     Include penalty       Include penalty      Include penalty       Include penalty

               Extension, if balloon          None                  None                  None                 None
                     Increase Coupon
                     Pay Exten Princ

                             Default    At 0 for 24 3 CDR     At 0 for 24 3 CDR    At 0 for 24 3 CDR     At 0 for 24 3 CDR
                       Loss Severity           0.4                   0.4                  0.4                   0.4
                   Servicer Advances      100% of P & I         100% of P & I        100% of P & I         100% of P & I
                        Recovery Lag         12 mos                12 mos                12 mos               12 mos

                 Optional Redemption     Calls ASAP (N)        Calls ASAP (N)        Calls ASAP (N)       Calls ASAP (N)
-------------------------------------  --------------------  --------------------  -------------------  --------------------

(table continued)

-------------------------------------  --------------------  --------------------  -------------------
                                       50CPR; EXT0MO 100%    75CPR; EXT0MO 100%      100CPR; EXT0MO
                                       0% RULES; 0 FOR 24    0% RULES; 0 FOR 24     100% 0% RULES; 0
                                        3CDR,40% ADV100%      3CDR,40% ADV100%      FOR 24 3CDR,40%
               PRICE                        LAG12; BP             LAG12; BP        ADV100% LAG12; BP
-------------------------------------  --------------------  --------------------  -------------------
               100-14                        6.7565                6.7564                6.7552
               100-16                        6.7476                6.7476                6.7462
               100-18                        6.7388                6.7387                6.7373
               100-20                        6.7300                6.7299                6.7283
               100-22                        6.7212                6.7211                6.7194
               100-24                        6.7123                6.7123                6.7105
               100-26                        6.7035                6.7035                6.7016
               100-28                        6.6947                6.6947                6.6927
               100-30                        6.6860                6.6859                6.6838
               101-00                        6.6772                6.6771                6.6749
               101-02                        6.6684                6.6683                6.6660
               101-04                        6.6596                6.6596                6.6571
               101-06                        6.6509                6.6508                6.6483
               101-08                        6.6421                6.6420                6.6394
               101-10                        6.6334                6.6333                6.6306
               101-12                        6.6246                6.6246                6.6217
               101-14                        6.6159                6.6158                6.6129
-------------------------------------  --------------------  --------------------  -------------------

-------------------------------------  --------------------  --------------------  -------------------
               Spread @ Center Price           133                   133                  133
                                 WAL         9.90360               9.90278              9.73611
                            Mod Durn          7.023                 7.022                6.939
                       Mod Convexity          0.602                 0.602                0.586
                    Principal Window     Apr09 to May09        Apr09 to Apr09        Feb09 to Feb09
                       Maturity #mos           120                   119                  117
                                          78,761,462.34         77,835,089.19        76,972,055.36
                   Total Collat Loss         (6.67%)               (6.59%)              (6.51%)

                              Prepay        At 50 CPR             At 75 CPR            At 100 CPR
                          No prepays
               Lockout and penalties     Include penalty       Include penalty      Include penalty

               Extension, if balloon          None                  None                  None
                     Increase Coupon
                     Pay Exten Princ

                             Default    At 0 for 24 3 CDR     At 0 for 24 3 CDR    At 0 for 24 3 CDR
                       Loss Severity           0.4                   0.4                  0.4
                   Servicer Advances      100% of P & I         100% of P & I        100% of P & I
                        Recovery Lag         12 mos                12 mos                12 mos

                 Optional Redemption     Calls ASAP (N)        Calls ASAP (N)        Calls ASAP (N)

Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final
Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION
OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.



















                             UNDERWRITERS' STATEMENT
                             COMPUTATIONAL MATERIALS

                 FIRST UNION NATIONAL BANK- CHASE MANHATTAN BANK
                           COMMERCIAL MORTGAGE TRUST-
                  COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES
                                 SERIES 1999-C2
________________________________________________________________________________
The attached tables and statistical analysis (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by First Union Capital Markets Corp. and Chase Securities Inc. (collectively, the "Underwriter") and not by the issuer of the certificates identified above (the "Offered Certificates") or any other party. The issuer of the Offered Certificates has not prepared or taken part in the preparation of these materials. None of the Underwriters, the issuer of the Offered Certificates, or any other party makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated herein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials reflect future performance. These Computational Materials should not be construed as either a prediction or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment and other assumptions and actual experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the Offered Certificates may differ from those shown in the Computational Materials due to difference between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the Offered Certificates has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Offered
Certificates has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Offered Certificates in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered Certificates for definitive terms of the Offered Certificates and the collateral.

Please be advised that mortgage-backed and/or asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in these Offered Certificates.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

FUNCM99C2_RED, CLASS IO -- PRICE/YIELD
CUSIP                                        Face                    $1,181,529,533.00   Settle at Pricing
Coupon                        0.0025         Original Balance        $1,181,529,533.00   Accrual begins          5/1/99
Delay                           14           Current Balance         $1,181,529,533.00   Factor Date               N/A
Stated Maturity                 N/A          Factor                          1
Typ                         SEN WAC IO
YIELD CURVE:  Spread off interpolated node
3MO=4.776, 6MO=4.776, 1YR=4.776, 2YR=5.071, 3YR=5.12133333333, 5YR=5.222, 10YR=5.357, 30YR=5.677

        Price          0CPR; Ext0mo 100% 0%   100CPR; Ext0mo 100%   100CPR; Ext0mo 100%    100CPR ym; Ext0mo     100CPR ym pt;
                          rules; 0CDR,0%       0% rules; 0CDR,0%     0% rules; 0CDR,0%      100% 0% rules;     Ext0mo 100% 0% rules;
                         adv100% lag0; 0bp     adv100% lag0; 0bp    adv100% lag0; 300bp     0CDR,0% adv100%     0CDR, 0% adv100%
                                0bp                    0bp                 300bp              lag0; 0bp           lag0; 0bp
                               Yield
        5-00+                 10.2327               11.0950               7.8783                9.8897                9.9779
         5-01                 10.1568               11.0074               7.8024                9.8128                9.9015
        5-01+                 10.0813               10.9203               7.7269                9.7362                9.8256
         5-02                 10.0061               10.8336               7.6518                9.6600                9.7500
        5-02+                 9.9314                10.7474               7.5770                9.5843                9.6748
         5-03                 9.8570                10.6617               7.5027                9.5089                9.6000
        5-03+                 9.7830                10.5764               7.4287                9.4339                9.5256
         5-04                 9.7094                10.4916               7.3551                9.3592                9.4516
        5-04+                 9.6361                10.4072               7.2818                9.2849                9.3779
         5-05                 9.5632                10.3232               7.2090                9.2110                9.3046
        5-05+                 9.4907                10.2397               7.1365                9.1375                9.2317
         5-06                 9.4185                10.1566               7.0643                9.0643                9.1591
        5-06+                 9.3467                10.0740               6.9925                8.9915                9.0869
         5-07                 9.2752                9.9917                6.9211                8.9191                9.0151
        5-07+                 9.2041                9.9099                6.8500                8.8470                8.9436
         5-08                 9.1334                9.8285                6.7793                8.7752                8.8724
        5-08+                 9.0630                9.7476                6.7089                8.7038                8.8016

 Spread @ Center Price          429                   509                  -103                   395                   404
                   WAL        9.48647               8.48529               8.48529               9.24419               9.30641
              Mod Durn         4.119                 3.576                 4.120                 4.063                 4.096
         Mod Convexity         0.265                 0.207                 0.265                 0.255                 0.263
      Principal Window    Jun99 to Feb29        Jun99 to Sep23        Jun99 to Sep23       Jun99 to Sep23            Jun99 to Feb29
         Maturity #mos          357                   292                   292                   292                   357
     Total Collat Loss     0.00 (0.00%)          0.00 (0.00%)          0.00 (0.00%)         0.00 (0.00%)              0.00 (0.00%)

                Prepay       At 0 CPR             At 100 CPR            At 100 CPR            At 100 CPR            At 100 CPR
                                                                                                                    During any pts,
            No prepays                                                                      During any YM               any YM
 Lockout and penalties    Include penalty       Include penalty       Include penalty       Include penalty         Include penalty

 Extension, if balloon         None                  None                  None                  None                  None
       Increase Coupon
       Pay Exten Princ
               Default       At 0 CDR              At 0 CDR              At 0 CDR              At 0 CDR              At 0 CDR

         Loss Severity           0                     0                     0                    0%                    0%
     Servicer Advances     100% of P & I         100% of P & I         100% of P & I         100% of P & I         100% of P & I
          Recovery Lag         0 mos                 0 mos                 0 mos                 0 mos                 0 mos

   Optional Redemption

            Shock (bp)           0                     0                    300                    0                     0

Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

FUNCM99C2_RED, Class IO--Price/Yield
CUSIP                                        Face                    $1,181,529,533.00   Settle at Pricing
Coupon                        0.0025         Original Balance        $1,181,529,533.00   Accrual begins               5/1/99
Delay                           14           Current Balance         $1,181,529,533.00   Factor Date                    N/A
Stated Maturity                 N/A          Factor                          1
Type                        SEN WAC IO
YIELD CURVE:  Spread off interpolated node
3MO=4.776, 6MO=4.776, 1YR=4.776, 2YR=5.071, 3YR=5.12133333333, 5YR=5.222, 10YR=5.357, 30YR=5.677

                                                                                0CPR ym; Ext0mo      0CPR ym pt;    0CPR ym pt;
        Price   CPR; Ext0mo 100% 0 %   0CPR; Ext0mo 100%   0CPR; Ext0mo 100%      Ext0mo 100%       Ext0mo 100%    Ext0mo 100%
                  rules; 0CDR, 30%    0% rules; 1CDR, 30%   0% rules; 2CDR,30%    0% rules;           0% rules;      0% rules;
                    0CDR, 30%             1CDR, 30%             2CDR, 30%           3CDR, 30%        4CDR, 30%      4CDR, 30%
                 adv100% lag18;         adv100% lag18;      adv100% lag18;        adv100% lag18   adv100% lag18   adv100% lag18
                        0bp                    0bp                 0bp                0bp              0bp             0bp
                       Yield
        5-00+         10.2327               9.2246                8.1891             7.1125         5.9463              4.5815
         5-01         10.1568               9.1485                8.1127             7.0356         5.8684              4.5012
        5-01+         10.0813               9.0727                8.0367             6.9591         5.7909              4.4212
         5-02         10.0061               8.9974                7.9610             6.8829         5.7138              4.3416
        5-02+         9.9314                8.9224                7.8857             6.8072         5.6371              4.2624
         5-03         9.8570                8.8479                7.8109             6.7318         5.5608              4.1837
        5-03+         9.7830                8.7737                7.7364             6.6568         5.4849              4.1053
         5-04         9.7094                8.6998                7.6622             6.5823         5.4094              4.0273
        5-04+         9.6361                8.6264                7.5885             6.5080         5.3342              3.9496
         5-05         9.5632                8.5533                7.5151             6.4342         5.2595              3.8724
        5-05+         9.4907                8.4806                7.4421             6.3607         5.1851              3.7955
         5-06         9.4185                8.4083                7.3695             6.2876         5.1110              3.7190
        5-06+         9.3467                8.3363                7.2972             6.2149         5.0374              3.6428
         5-07         9.2752                8.2646                7.2253             6.1425         4.9641              3.5671
        5-07+         9.2041                8.1934                7.1537             6.0705         4.8912              3.4917
         5-08         9.1334                8.1224                7.0825             5.9988         4.8186              3.4166
        5-08+         9.0630                8.0519                7.0116             5.9275         4.7464              3.3419

 Spread @ Center Price          429               329                226              119                 3              -135
                   WAL        9.48647           9.13765            8.80788          8.49589            8.20054          7.92076
              Mod Durn         4.119             4.108              4.092            4.066              4.015            3.887
         Mod Convexity         0.265             0.265              0.263            0.260              0.252            0.228
      Principal Window    Jun99 to Feb29    Jun99 to Feb29     Jun99 to Feb29   Jun99 to Feb29     Jun99 to Feb29    Jun99 to Feb29
         Maturity #mos          357               357                357              357                357              357
     Total Collat Loss     0.00 (0.00%)      28,218,689.47      54,213,458.85    78,163,503.90     100,232,050.25    120,568,029.45
                                                (2.39%)            (4.59%)          (6.62%)            (8.48%)            (10.20%)
                Prepay       At 0 CPR          At 0 CPR           At 0 CPR         At 0 CPR           At 0 CPR         At 0 CPR
            No prepays                                                           During any YM   During any pts,    During any pts,
                                                                                                      any YM          any YM
 Lockout and penalties    Include penalty   Include penalty    Include penalty  Include penalty    Include penalty   Include penalty

 Extension, if balloon         None              None               None             None               None              None
       Increase Coupon
       Pay Exten Princ

               Default       At 0 CDR          At 1 CDR           At 2 CDR         At 3 CDR           At 4 CDR         At 5 CDR
         Loss Severity          30%               30%                30%              30%                30%              30%
     Servicer Advances     100% of P & I     100% of P & I      100% of P & I    100% of P & I      100% of P & I    100% of P & I
          Recovery Lag        18 mos            18 mos             18 mos           18 mos             18 mos           18 mos

            Shock (bp)           0                 0                  0                0                  0                0


Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

FUNCM99C2_RED, Class IO--Price/Yield
CUSIP                                        Face                    $1,181,529,533.00   Settle at Pricing
Coupon                        0.0025         Original Balance        $1,181,529,533.00   Accrual begins               5/1/99
Delay                           14           Current Balance         $1,181,529,533.00   Factor Date                    N/A
Stated Maturity                 N/A          Factor                          1
Type                        SEN WAC IO

YIELD CURVE:  Spread off interpolated node
3MO=4.776, 6MO=4.776, 1YR=4.776, 2YR=5.071, 3YR=5.12133333333, 5YR=5.222, 10YR=5.357, 30YR=5.677

    Price          0CPR; Ext0mo 100% 0%   100CPR; Ext0mo 100%   100CPR; Ext0mo 100%    100CPR ym; Ext0mo     100CPR ym pt;
                     rules; 0CDR,0%       0% rules; 0CDR,0%     0% rules; 0CDR,0%      100% 0% rules;     Ext0mo 100% 0% rules;
                  adv100% lag0; 0bp     adv100% lag0; 0bp    adv100% lag0; 300bp     0CDR,0% adv100%        0CDR, 0% adv100%
                        0bp                    0bp                 300bp              lag0; 0bp                lag0; 0bp
                       Yield
        5-00+           10.2327             9.6789            9.1077            8.5361             7.9422           7.3134
         5-01           10.1568             9.6025            9.0306            8.4583             7.8636           7.2338
        5-01+           10.0813             9.5264            8.9538            8.3809             7.7854           7.1546
         5-02           10.0061             9.4507            8.8775            8.3039             7.7076           7.0758
        5-02+           9.9314              9.3754            8.8016            8.2273             7.6302           6.9974
         5-03           9.8570              9.3005            8.7261            8.1511             7.5532           6.9194
        5-03+           9.7830              9.2260            8.6509            8.0753             7.4766           6.8418
         5-04           9.7094              9.1518            8.5761            7.9999             7.4004           6.7645
        5-04+           9.6361              9.0780            8.5017            7.9248             7.3246           6.6877
         5-05           9.5632              9.0046            8.4277            7.8501             7.2491           6.6113
        5-05+           9.4907              8.9316            8.3540            7.7758             7.1740           6.5352
         5-06           9.4185              8.8589            8.2808            7.7019             7.0993           6.4595
        5-06+           9.3467              8.7866            8.2078            7.6283             7.0250           6.3842
         5-07           9.2752              8.7146            8.1353            7.5551             6.9510           6.3093
        5-07+           9.2041              8.6430            8.0631            7.4823             6.8774           6.2347
         5-08           9.1334              8.5717            7.9912            7.4098             6.8041           6.1605
        5-08+           9.0630              8.5008            7.9197            7.3376             6.7312           6.0866

 Spread @ Center Price          429                374               317                260                200              137
                   WAL        9.48647            9.27270           9.06866            8.87378            8.68749          8.50929
              Mod Durn         4.119              4.090             4.056              4.020              3.979            3.927
         Mod Convexity         0.265              0.262             0.257              0.252              0.247            0.239
      Principal Window    Jun99 to Feb29     Jun99 to Feb29    Jun99 to Feb29     Jun99 to Feb29     Jun99 to Feb29  Jun99 to Feb29
         Maturity #mos          357                357               357                357                357              357
     Total Collat Loss     0.00 (0.00%)       21,672,796.32     41,991,541.43      61,048,678.95      78,928,830.58    95,709,620.76
                                                 (1.83%)           (3.55%)            (5.17%)            (6.68%)         (8.10%)
                Prepay       At 0 CPR           At 0 CPR          At 0 CPR           At 0 CPR           At 0 CPR           At 0 CPR
            No prepays                                                            During any YM     During any pts,  During any pts,
                                                                                                        any YM            any YM
 Lockout and penalties    Include penalty   Include penalty  Include penalty   Include penalty   Include penalty     Include penalty
 Extension, if balloon         None               None              None               None               None            None
       Increase Coupon
       Pay Exten Princ
               Default  At 0 for 24 0 CDR At 0 for 24 1 CDR At 0 for 24 2 CDR At 0 for 24 3 CDR  At 0 for 24 4 CDR At 0 for 24 5 CDR
         Loss Severity          0.3                0.3               0.3                30%                30%           30%
     Servicer Advances     100% of P & I      100% of P & I     100% of P & I      100% of P & I      100% of P & I    100% of P & I
          Recovery Lag        18 mos             18 mos            18 mos             18 mos             18 mos           18 mos

   Optional Redemption

            Shock (bp)           0                  0                 0                  0                  0                0

FUNCM99C2_RED, Class IO--Price/Yield
CUSIP                                        Face                    $1,181,529,533.00   Settle at Pricing
Coupon                        0.0025         Original Balance        $1,181,529,533.00   Accrual begins               5/1/99
Delay                           14           Current Balance         $1,181,529,533.00   Factor Date                    N/A
Stated Maturity                 N/A          Factor                          1
Type                        SEN WAC IO

YIELD CURVE:  Spread off interpolated node
3MO=4.776, 6MO=4.776, 1YR=4.776, 2YR=5.071, 3YR=5.12133333333, 5YR=5.222, 10YR=5.357, 30YR=5.677

        Price       100CPR ym; Ext0mo 100CPR ym; Ext0mo   100CPR ym; Ext0mo  00CPR ym; Ext0mo   100CPR ym; Ext0mo 100CPR ym; Ext0mo
                      100% 0% rules;    100% 0% rules;      100% 0% rules;    100% 0% rules;      100% 0% rules;    100% 0% rules;
                      0CDR,30% adv100%  1CDR,30% adv100%    2CDR,30% adv100%   CDR,30% adv100%    4CDR,30% adv100%  5CDR,30% adv100%
                         lag18; 0bp        lag18; 0bp          lag18; 0bp        lag18; 0bp          lag18; 0bp        lag18; 0bp
                           Yield
        5-00+                 9.8897            8.8855              7.8411            6.7634           5.6112           4.2775
         5-01                 9.8128            8.8084              7.7636            6.6853           5.5323           4.1964
        5-01+                 9.7362            8.7316              7.6865            6.6077           5.4538           4.1156
         5-02                 9.6600            8.6553              7.6098            6.5305           5.3757           4.0353
        5-02+                 9.5843            8.5793              7.5335            6.4536           5.2980           3.9554
         5-03                 9.5089            8.5037              7.4575            6.3772           5.2207           3.8758
        5-03+                 9.4339            8.4285              7.3820            6.3011           5.1437           3.7967
         5-04                 9.3592            8.3537              7.3068            6.2254           5.0672           3.7179
        5-04+                 9.2849            8.2792              7.2320            6.1501           4.9910           3.6395
         5-05                 9.2110            8.2051              7.1576            6.0752           4.9152           3.5615
        5-05+                 9.1375            8.1314              7.0835            6.0007           4.8398           3.4839
         5-06                 9.0643            8.0581              7.0098            5.9265           4.7648           3.4067
        5-06+                 8.9915            7.9851              6.9365            5.8527           4.6901           3.3298
         5-07                 8.9191            7.9124              6.8635            5.7792           4.6158           3.2533
        5-07+                 8.8470            7.8401              6.7909            5.7061           4.5419           3.1771
         5-08                 8.7752            7.7682              6.7186            5.6334           4.4683           3.1014
        5-08+                 8.7038            7.6966              6.6467            5.5610           4.3951           3.0259

 Spread @ Center Price          395               295                 191               84               -31             -166
                   WAL        9.24419           8.91842             8.60943           8.31622          8.03783          7.77339
              Mod Durn         4.063             4.053               4.034             4.007            3.962            3.850
         Mod Convexity         0.255             0.255               0.253             0.249            0.243            0.222
      Principal Window    Jun99 to Sep23    Jun99 to Nov23      Jun99 to Nov23    Jun99 to Nov23   Jun99 to Nov23    Jun99 to Nov23
         Maturity #mos          292               294                 294               294              294              294
     Total Collat Loss     0.00 (0.00%)      28,035,920.80       53,902,038.97     77,765,670.68    99,780,461.92    120,087,648.53
                                                (2.37%)             (4.56%)           (6.58%)          (8.45%)           (10.16%)
                Prepay      At 100 CPR        At 100 CPR          At 100 CPR        At 100 CPR       At 100 CPR       At 100 CPR

            No prepays     During any YM     During any YM       During any YM     During any YM    During any YM     During any YM
 Lockout and penalties    Include penalty   Include penalty     Include penalty   Include penalty  Include penalty   Include penalty

 Extension, if balloon         None              None                None              None             None              None
       Increase Coupon
       Pay Exten Princ

               Default       At 0 CDR          At 1 CDR            At 2 CDR          At 3 CDR         At 4 CDR         At 5 CDR
         Loss Severity          0.3               0.3                 0.3               30%              30%              30%
     Servicer Advances     100% of P & I     100% of P & I       100% of P & I     100% of P & I    100% of P & I    100% of P & I
          Recovery Lag        18 mos            18 mos              18 mos            18 mos           18 mos           18 mos

  Optional Redemption

            Shock (bp)           0                 0                   0                 0                0                  0

Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

FUNCM99C2_RED, Class IO--Price/Yield
CUSIP                                        Face                    $1,181,529,533.00   Settle at Pricing
Coupon                        0.0025         Original Balance        $1,181,529,533.00   Accrual begins               5/1/99
Delay                           14           Current Balance         $1,181,529,533.00   Factor Date                    N/A
Stated Maturity                 N/A          Factor                          1
Type                        SEN WAC IO

YIELD CURVE:  Spread off interpolated node
3MO=4.776, 6MO=4.776, 1YR=4.776, 2YR=5.071, 3YR=5.12133333333, 5YR=5.222, 10YR=5.357, 30YR=5.677

        Price   100CPR; Ext0mo   100CPR; Ext0mo   100CPR; Ext0mo  100CPR ym; Ext0mo      100CPR ym pt;            100CPR ym pt;
                  100% 0% rules  100% 0% rules    100% 0% rules  Ext0mo 100% 0% rules   Ext0mo 100% 0% rules    Ext0mo 100% 0% rules
                    0 for 24       0 for 24         0 for 24          0 for 24              0 for 24              0 for 24
                  0CDR, 30%        1CDR, 30%        2CDR, 30%         3CDR, 30%            4CDR, 30%              4CDR, 30%
                adv 100%lag18     adv 100%lag18    adv 100%lag18  adv 100%lag18          adv 100%lag18          adv 100%lag18
                     0bp            0bp                0bp             0bp                   0bp                    0bp
                    Yield
        5-00+        9.8897           9.3465           8.7785           8.2070             7.6202            7.0000
         5-01        9.8128           9.2690           8.7004           8.1282             7.5406            6.9194
        5-01+        9.7362           9.1919           8.6227           8.0498             7.4614            6.8393
         5-02        9.6600           9.1153           8.5453           7.9718             7.3826            6.7595
        5-02+        9.5843           9.0390           8.4684           7.8942             7.3042            6.6801
         5-03        9.5089           8.9631           8.3919           7.8170             7.2262            6.6011
        5-03+        9.4339           8.8875           8.3157           7.7402             7.1485            6.5225
         5-04        9.3592           8.8124           8.2400           7.6637             7.0713            6.4443
        5-04+        9.2849           8.7376           8.1646           7.5877             6.9945            6.3665
         5-05        9.2110           8.6632           8.0896           7.5120             6.9180            6.2891
        5-05+        9.1375           8.5892           8.0149           7.4367             6.8419            6.2120
         5-06        9.0643           8.5155           7.9406           7.3618             6.7662            6.1354
        5-06+        8.9915           8.4422           7.8667           7.2872             6.6909            6.0591
         5-07        8.9191           8.3693           7.7932           7.2130             6.6159            5.9831
        5-07+        8.8470           8.2967           7.7200           7.1391             6.5413            5.9076
         5-08        8.7752           8.2244           7.6472           7.0657             6.4671            5.8324
        5-08+        8.7038           8.1526           7.5747           6.9925             6.3932            5.7576

 Spread @ Center Price          395                341               284               227               168             105
                   WAL        9.24419            9.04901           8.86204           8.68282           8.51093         8.34600
              Mod Durn         4.063              4.035             4.002             3.967             3.927           3.878
         Mod Convexity         0.255              0.252             0.248             0.243             0.237           0.230
      Principal Window    Jun99 to Sep23     Jun99 to Nov23    Jun99 to Nov23    Jun99 to Nov23    Jun99 to Nov23   Jun99 to Nov23
         Maturity #mos          292                294               294               294               294             294
     Total Collat Loss     0.00 (0.00%)       21,486,316.70     41,667,280.84     60,625,856.95     78,438,825.88   95,177,342.73
                                                 (1.82%)           (3.53%)           (5.13%)           (6.64%)         (8.06%)

                Prepay      At 100 CPR         At 100 CPR        At 100 CPR        At 100 CPR        At 100 CPR       At 100 CPR

            No prepays     During any YM      During any YM     During any YM     During any YM     During any YM   During any YM
 Lockout and penalties    Include penalty    Include penalty   Include penalty   Include penalty   Include penalty  Include penalty

 Extension, if balloon         None               None              None              None              None              None

       Pay Exten Princ

               Default  At 0 for 24 0 CDR  At 0 for 24 1 CDR At 0 for 24 2 CDR At 0 for 24 3 CDR At 0 for 24 4 CDR At 0 for 24 5 CDR
         Loss Severity          0.3                0.3               0.3               30%               30%              30%
     Servicer Advances     100% of P & I      100% of P & I     100% of P & I     100% of P & I     100% of P & I    100% of P & I
          Recovery Lag        18 mos             18 mos            18 mos            18 mos            18 mos           18 mos

            Shock (bp)           0                  0                 0                 0                 0                0
























                             UNDERWRITERS' STATEMENT
                             COMPUTATIONAL MATERIALS

                 FIRST UNION NATIONAL BANK- CHASE MANHATTAN BANK
                           COMMERCIAL MORTGAGE TRUST-
                  COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES
                                 SERIES 1999-C2
________________________________________________________________________________
The attached tables and statistical analysis (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by First Union Capital Markets Corp. and Chase Securities Inc. (collectively, the "Underwriter") and not by the issuer of the certificates identified above (the "Offered Certificates") or any other party. The issuer of the Offered Certificates has not prepared or taken part in the preparation of these materials. None of the Underwriters, the issuer of the Offered Certificates, or any other party makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated herein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials reflect future performance. These Computational Materials should not be construed as either a prediction or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment and other assumptions and actual experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the Offered Certificates may differ from those shown in the Computational Materials due to difference between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the Offered Certificates has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Offered
Certificates has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Offered Certificates in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered Certificates for definitive terms of the Offered Certificates and the collateral.

Please be advised that mortgage-backed and/or asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in these Offered Certificates.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

FUNCM99C2_RED, Class IO--Price/Yield
CUSIP                            Face                  $1,181,529,533.00   Settle at Pricing
Coupon               0.0025      Original Balance      $1,181,529,533.00   Accrual begins      5/1/99
Delay                  14        Current Balance       $1,181,529,533.00   Factor Date           N/A
Stated Maturity        N/A       Factor                        1
Type               SEN WAC IO
YIELD CURVE:  Spread off interpolated node
3MO=4.776, 6MO=4.776, 1YR=4.776, 2YR=5.071, 3YR=5.12133333333, 5YR=5.222, 10YR=5.357, 30YR=5.677


                                      0 for 24 1CDR,30%       0 for 24 2CDR,30%    0 for 24 3CDR, 30%      0 for 24 4CDR,30%
            0CDR,0% adv100%            adv100% lag12;           adv100% lag12;       adv100% lag12;         adv100% lag12;
           lag12; Ext0mo 100%          Ext0mo 100% 0%           Ext0mo 100% 0%         Ext0mo 100% 0%       Ext0mo 100% 0%
   PREPAY    0% rules;bp;bp              rules;bp;bp              rules;bp;bp           rules;bp;bp           rules;bp;bp
                 Yield
      0CPR           9.6361                  8.9827                 8.3089              7.6328                   6.9175
     15CPR           9.9496                  9.3555                 8.7346              8.0770                   7.4102
     25CPR           10.0904                 9.5067                 8.9102              8.2741                   7.6178
     50CPR           10.3129                 9.7462                 9.1791              8.5812                   7.9536
     100CPR          10.4072                 9.8817                 9.3513              8.7927                   8.1899

                Spread @ Center Price
      0CPR             429                     365                    298                 231                      160
     15CPR             462                     403                    341                 276                      210
     25CPR             476                     418                    359                 296                      231
     50CPR             499                     443                    387                 327                      265
     100CPR            509                     457                    405                 349                      289

                       WAL
      0CPR           9.4865                  9.2423                 9.0098              8.7883                   8.5769
     15CPR           9.0877                  8.8666                 8.6554              8.4536                   8.2607
     25CPR           8.9502                  8.7353                 8.5299              8.3335                   8.1457
     50CPR           8.7729                  8.5641                 8.3647              8.1739                   7.9914
     100CPR          8.4853                  8.2879                 8.0991              7.9185                   7.7455

                    Mod Durn
      0CPR           4.1190                  4.0920                 4.0590              4.0250                   3.9820
     15CPR           3.9530                  3.9320                 3.9070              3.8740                   3.8400
     25CPR           3.8800                  3.8590                 3.8370              3.8070                   3.7730
     50CPR           3.7620                  3.7410                 3.7200              3.6930                   3.6590
     100CPR          3.5760                  3.5540                 3.5300              3.5030                   3.4680

                  Mod Convexity
      0CPR           0.2650                  0.2620                 0.2580              0.2540                   0.2480
     15CPR           0.2430                  0.2400                 0.2370              0.2330                   0.2290
     25CPR           0.2340                  0.2320                 0.2290              0.2260                   0.2210
     50CPR           0.2220                  0.2200                 0.2170              0.2140                   0.2100
     100CPR          0.2070                  0.2050                 0.2020              0.1990                   0.1940

               Principal Window
      0CPR       Jun99 to Feb29           Jun99 to Feb29         Jun99 to Feb29      Jun99 to Feb29           Jun99 to Feb29
     15CPR       Jun99 to Feb29           Jun99 to Feb29         Jun99 to Feb29      Jun99 to Feb29           Jun99 to Feb29
     25CPR       Jun99 to Feb29           Jun99 to Feb29         Jun99 to Feb29      Jun99 to Feb29           Jun99 to Feb29
     50CPR       Jun99 to Dec26           Jun99 to Feb29         Jun99 to Feb29      Jun99 to Feb29           Jun99 to Feb29
     100CPR      Jun99 to Sep23           Jun99 to Nov23         Jun99 to Nov23      Jun99 to Nov23           Jun99 to Nov23

                Maturity #mos
      0CPR             357                    357                      357                 357                      357
     15CPR             357                    357                      357                 357                      357
     25CPR             357                    357                      357                 357                      357
     50CPR             331                    357                      357                 357                      357
     100CPR            292                    294                      294                 294                      294

                 Total Collat Loss
      0CPR        0.00 (0.00%)        23,035,031.75 (1.95%)  44,550,516.42 (3.77%)   64,652,819.92 (5.47%)    83,439,431.36 (7.06%)
     15CPR        0.00 (0.00%)        21,907,311.34 (1.85%)  42,427,029.95 (3.59%)   61,650,589.68 (5.22%)    79,662,440.52 (6.74%)
     25CPR        0.00 (0.00%)        21,504,119.67 (1.82%)  41,657,274.57 (3.53%)   60,547,631.76 (5.12%)    78,256,714.78 (6.62%)
     50CPR        0.00 (0.00%)        20,975,711.82 (1.78%)  40,638,577.90 (3.44%)   59,073,789.33 (5.00%)    76,360,191.53 (6.46%)
     100CPR       0.00 (0.00%)        20,508,883.55 (1.74%)  39,724,992.51 (3.36%)   57,731,850.90 (4.89%)    74,606,830.56 (6.31%)

Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.










                            UNDERWRITERS' STATEMENT
                            COMPUTATIONAL MATERIALS

                 FIRST UNION NATIONAL BANK- CHASE MANHATTAN BANK
                          COMMERCIAL MORTGAGE TRUST-
                 COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES
                                SERIES 1999-C2
--------------------------------------------------------------------------------
The attached tables and statistical analysis (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by First Union Capital Markets Corp. and Chase Securities Inc. (collectively, the "Underwriter") and not by the issuer of the certificates identified above (the "Offered Certificates") or any other party. The issuer of the Offered Certificates has not prepared or taken part in the preparation of these materials. None of the Underwriters, the issuer of the Offered Certificates, or any other party makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.
The information herein may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated herein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials reflect future performance. These Computational Materials should not be construed as either a prediction or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment and other assumptions and actual experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the Offered Certificates may differ from those shown in the Computational Materials due to difference between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the Offered Certificates has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Offered Certificates has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Offered Certificates in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered Certificates for definitive terms of the Offered Certificates and the collateral.

Please be advised that mortgage-backed and/or asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in these Offered Certificates.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

FUNCM99C2_RED, Class IO--Price/Yield
CUSIP                          Face               $1,181,529,533.00     Settle at Pricing
Coupon              0.0025     Original Balance   $1,181,529,533.00     Accrual begins     5/1/99
Delay                 14       Current Balance    $1,181,529,533.00     Factor Date          N/A
Stated Maturity      N/A       Factor                      1
Type              SEN WAC IO
YIELD CURVE:  Spread off interpolated node
3MO=4.776, 6MO=4.776, 1YR=4.776, 2YR=5.071, 3YR=5.12133333333, 5YR=5.222, 10YR=5.357, 30YR=5.677

                                0 for 24 1CDR,30% 0 for 24 2CDR,30%  0 for 24 3CDR, 30%      0 for 24 4CDR,30%
            0CDR,0% adv100%      adv100% lag12;     adv100% lag12;     adv100% lag12;         adv100% lag12;
           lag12; Ext0mo 100%    Ext0mo 100% 0%     Ext0mo 100% 0%       Ext0mo 100% 0%       Ext0mo 100% 0%
   PREPAY    0% rules;0bp;0bp    rules;0bp;0bp      rules;0bp;0bp      rules;0bp;0bp           rules;0bp;0bp
                 Yield
    0CPR ym         9.6361              8.9827         8.3089               7.6328                6.9175
   15CPR ym         9.5894              8.9391         8.2671               7.5924                6.8801
   25CPR ym         9.5697              8.9209         8.2496               7.5755                6.8645
   50CPR ym         9.5321              8.8861         8.2160               7.5424                6.8335
   100CPR ym        9.2849              8.6410         7.9681               7.2908                6.5827

             Spread @ Center Price
    0CPR ym          429                365            298                  231                   160
   15CPR ym          425                360            294                  227                   156
   25CPR ym          423                359            292                  225                   155
   50CPR ym          419                355            289                  222                   152
   100CPR ym         395                331            264                  197                   127

                     WAL
    0CPR ym         9.4865              9.2423         9.0098               8.7883               8.5769
   15CPR ym         9.4515              9.2119         8.9834               8.7652               8.5568
   25CPR ym         9.4381              9.2000         8.9727               8.7557               8.5484
   50CPR ym         9.4136              9.1778         8.9525               8.7373               8.5316
   100CPR ym        9.2442              9.0197         8.8052               8.6000               8.4038

                   Mod Durn
    0CPR ym         4.1190              4.0920         4.0590               4.0250               3.9820
   15CPR ym         4.1020              4.0760         4.0440               4.0100               3.9680
   25CPR ym         4.0970              4.0710         4.0390               4.0060               3.9630
   50CPR ym         4.0890              4.0640         4.0320               3.9990               3.9570
   100CPR ym        4.0630              4.0370         4.0050               3.9710               3.9280

                Mod Convexity
    0CPR ym         0.2650              0.2620         0.2580               0.2540               0.2480
   15CPR ym         0.2610              0.2580         0.2540               0.2500               0.2440
   25CPR ym         0.2600              0.2570         0.2530               0.2490               0.2430
   50CPR ym         0.2590              0.2560         0.2520               0.2480               0.2420
   100CPR ym        0.2550              0.2520         0.2480               0.2440               0.2380

               Principal Window
    0CPR ym     Jun99 to Feb29     Jun99 to Feb29  Jun99 to Feb29       Jun99 to Feb29        Jun99 to Feb29
   15CPR ym     Jun99 to Feb29     Jun99 to Feb29  Jun99 to Feb29       Jun99 to Feb29        Jun99 to Feb29
   25CPR ym     Jun99 to Feb29     Jun99 to Feb29  Jun99 to Feb29       Jun99 to Feb29        Jun99 to Feb29
   50CPR ym     Jun99 to Jul27     Jun99 to Feb29  Jun99 to Feb29       Jun99 to Feb29        Jun99 to Feb29
   100CPR ym    Jun99 to Sep23     Jun99 to Nov23  Jun99 to Nov23       Jun99 to Nov23        Jun99 to Nov23

                Maturity #mos
    0CPR ym          357                357               357                  357                  357
   15CPR ym          357                357               357                  357                  357
   25CPR ym          357                357               357                  357                  357
   50CPR ym          338                357               357                  357                  357
   100CPR ym         292                294               294                  294                  294

             Total Collat Loss

    0CPR ym      0.00 (0.00%)  23,035,031.75(1.95%) 44,550,516.42(3.77%) 64,652,819.92(5.47%) 83,439,431.36 (7.06%)
   15CPR ym      0.00 (0.00%)  22,949,586.92(1.94%) 44,404,519.89(3.76%) 64,465,743.76(5.46%) 83,226,375.01 (7.04%)
   25CPR ym      0.00 (0.00%)  22,921,973.51(1.94%) 44,356,524.08(3.75%) 64,403,206.89(5.45%) 83,153,981.39 (7.04%)
   50CPR ym      0.00 (0.00%)  22,885,130.30(1.94%) 44,291,849.30(3.75%) 64,318,113.62(5.44%) 83,054,527.14 (7.03%)
   100CPR ym     0.00 (0.00%)  22,844,463.67(1.93%) 44,219,474.52(3.74%) 64,221,571.38(5.44%) 82,940,130.04 (7.02%)

Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.















                             UNDERWRITERS' STATEMENT
                             COMPUTATIONAL MATERIALS

                 FIRST UNION NATIONAL BANK- CHASE MANHATTAN BANK
                           COMMERCIAL MORTGAGE TRUST-
                  COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES
                                 SERIES 1999-C2
________________________________________________________________________________
The attached tables and statistical analysis (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by First Union Capital Markets Corp. and Chase Securities Inc. (collectively, the "Underwriter") and not by the issuer of the certificates identified above (the "Offered Certificates") or any other party. The issuer of the Offered Certificates has not prepared or taken part in the preparation of these materials. None of the Underwriters, the issuer of the Offered Certificates, or any other party makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated herein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials reflect future performance. These Computational Materials should not be construed as either a prediction or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment and other assumptions and actual experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the Offered Certificates may differ from those shown in the Computational Materials due to difference between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the Offered Certificates has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Offered
Certificates has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Offered Certificates in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered Certificates for definitive terms of the Offered Certificates and the collateral.

Please be advised that mortgage-backed and/or asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in these Offered Certificates.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

FUNCM99C2_RED, Class IO--Price/Yield
CUSIP                        Face                 $1,181,529,533.00     Settle at Pricing
Coupon             0.0025    Original Balance     $1,181,529,533.00     Accrual begins        5/1/99
Delay                14      Current Balance      $1,181,529,533.00     Factor Date           N/A
Stated Maturity      N/A     Factor                     1
Type             SEN WAC IO
YIELD CURVE:  Spread off interpolated node
3MO=4.776, 6MO=4.776, 1YR=4.776, 2YR=5.071, 3YR=5.1213333333, 5YR=5.222, 10YR=5.357, 30YR=5.677

                                                                                             100CPR;
                   0CPR; Ext0mo      15CPR; Ext0mo      25CPR; Ext0mo    50CPR; Ext0mo     Ext0mo 100%
                   100% 0% rules;   100% 0% rules;    100% 0% rules;     100% 0% rules;    0% rules;
                      0CDR,0%           0CDR,0%           0CDR,0%           0CDR,0%        0CDR,0%
                   adv100% lag0;      adv100% lag0;     adv100% lag0;    adv100% lag0;    adv100% lag0;
     Price             100bp             100bp            100bp              100bp           100bp
                      Yield
     5-00+            10.2327         10.4973            10.6275            10.8284            10.8825
      5-01            10.1568         10.4183            10.5471            10.7457            10.7957
     5-01+            10.0813         10.3397            10.4671            10.6634            10.7094
      5-02            10.0061         10.2615            10.3875            10.5815            10.6236
     5-02+            9.9314          10.1837            10.3084            10.5000            10.5382
      5-03            9.8570          10.1063            10.2296            10.4190            10.4532
     5-03+            9.7830          10.0293            10.1513            10.3383            10.3687
      5-04            9.7094           9.9527            10.0733            10.2581            10.2847
     5-04+            9.6361           9.8765             9.9957            10.1783            10.2011
      5-05            9.5632           9.8006             9.9186            10.0989            10.1179
     5-05+            9.4907           9.7251             9.8418            10.0199            10.0352
      5-06            9.4185           9.6500             9.7654             9.9413            9.9528
     5-06+            9.3467           9.5753             9.6893             9.8630            9.8710
      5-07            9.2752           9.5009             9.6137             9.7852            9.7895
     5-07+            9.2041           9.4269             9.5384             9.7078            9.7084
      5-08            9.1334           9.3533             9.4635             9.6307            9.6278
     5-08+            9.0630           9.2800             9.3889             9.5540            9.5476

Spread @ Center Price     329             354                367                385                388
                  WAL  9.48647        9.08767            8.95024            8.77285            8.48529
             Mod Durn   4.119           3.958              3.890              3.781              3.609
        Mod Convexity   0.265           0.243              0.235              0.224              0.211
     Principal Window Jun99 to Feb29  Jun99 to Feb29     Jun99 to Feb29       Jun99 to Dec26     Jun99 to Sep23
        Maturity #mos     357             357                357                331                292
    Total Collat Loss    0.00 (0.00%)   0.00  (0.00%)       0.00 (0.00%)       0.00  (0.00%)       0.00  (0.00%)

               Prepay    At 0 CPR        At 15 CPR           At 25 CPR          At 50 CPR          At 100 CPR
           No prepays
Lockout and penalties Include penalty Include penalty    Include penalty    Include penalty     Include penalty

Extension, if balloon    None             None               None               None              None
      Increase Coupon
      Pay Exten Princ

              Default At 0 CDR         At 0 CDR           At 0 CDR           At 0 CDR         At 0 CDR
        Loss Severity     0               0                  0                  0                0
    Servicer Advances 100% of P&I     100% of P&I 1&I   100% of P&I 10&I  100% of P&I 100&I   100% of P&I
         Recovery Lag  0 mos           0 mos              0 mos              0 mos              0 mos

  Optional Redemption

           Shock (bp)    100             100                100                100                100

Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.













                             UNDERWRITERS' STATEMENT
                             COMPUTATIONAL MATERIALS

                 FIRST UNION NATIONAL BANK- CHASE MANHATTAN BANK
                           COMMERCIAL MORTGAGE TRUST-
                  COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES
                                 SERIES 1999-C2
________________________________________________________________________________
The attached tables and statistical analysis (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by First Union Capital Markets Corp. and Chase Securities Inc. (collectively, the "Underwriter") and not by the issuer of the certificates identified above (the "Offered Certificates") or any other party. The issuer of the Offered Certificates has not prepared or taken part in the preparation of these materials. None of the Underwriters, the issuer of the Offered Certificates, or any other party makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated herein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials reflect future performance. These Computational Materials should not be construed as either a prediction or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment and other assumptions and actual experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the Offered Certificates may differ from those shown in the Computational Materials due to difference between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the Offered Certificates has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Offered
Certificates has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Offered Certificates in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered Certificates for definitive terms of the Offered Certificates and the collateral.

Please be advised that mortgage-backed and/or asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in these Offered Certificates.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

FUNCM99C2_RED, Class IO--Price/Yield


CUSIP                        Face                  $1,181,529,533.00  Settle at Pricing
Coupon             0.0025    Original Balance      $1,181,529,533.00  Accrual begins      5/1/99
Delay                14      Current Balance       $1,181,529,533.00  Factor Date         N/A
Stated Maturity      N/A     Factor                        1
Type             SEN WAC IO
YIELD CURVE:  Spread off interpolated node
3MO=4.776, 6MO=4.776, 1YR=4.776, 2YR=5.071, 3YR=5.1213333333, 5YR=5.222, 10YR=5.357, 30YR=5.677

                                                                                             100CPR;
                   0CPR; Ext0mo      15CPR; Ext0mo      25CPR; Ext0mo    50CPR; Ext0mo     Ext0mo 100%
                   100% 0% rules;   100% 0% rules;    100% 0% rules;     100% 0% rules;    0% rules;
                      0CDR,0%           0CDR,0%           0CDR,0%           0CDR,0%        0CDR,0%
                   adv100% lag0;      adv100% lag0;     adv100% lag0;    adv100% lag0;    adv100% lag0;
     Price             200bp             200bp            200bp              200bp           200bp
                      Yield
     5-00+             10.2327        9.6294             9.4001            9.0568             8.4535
      5-01             10.1568        9.5523             9.3228            8.9792             8.3756
     5-01+             10.0813        9.4757             9.2458            8.9020             8.2982
      5-02             10.0061        9.3994             9.1693            8.8253             8.2212
     5-02+             9.9314         9.3235             9.0931            8.7489             8.1446
      5-03             9.8570         9.2480             9.0173            8.6728             8.0684
     5-03+             9.7830         9.1729             8.9419            8.5972             7.9925
      5-04             9.7094         9.0981             8.8669            8.5220             7.9171
     5-04+             9.6361         9.0238             8.7922            8.4471             7.8420
      5-05             9.5632         8.9498             8.7180            8.3726             7.7673
     5-05+             9.4907         8.8761             8.6441            8.2985             7.6930
      5-06             9.4185         8.8029             8.5705            8.2247             7.6190
     5-06+             9.3467         8.7300             8.4973            8.1514             7.5455
      5-07             9.2752         8.6574             8.4245            8.0783             7.4722
     5-07+             9.2041         8.5852             8.3521            8.0057             7.3994
      5-08             9.1334         8.5134             8.2800            7.9334             7.3269
     5-08+             9.0630         8.4419             8.2082            7.8614             7.2548

Spread @ Center Price     229             169               146                 112              53
                  WAL   9.48647          9.08767         8.95024              8.77285          8.48529
             Mod Durn    4.119            4.057           4.042                4.030            4.019
        Mod Convexity    0.265            0.256           0.254                0.253            0.254
     Principal Window Jun99 to Feb29  Jun99 to Feb29   Jun99 to Feb29      Jun99 to Dec26   Jun99 to Sep23
        Maturity #mos     357                357             357                331             292
    Total Collat Loss 0.00 (0.00%)      0.00 (0.00%)     0.00 (0.00%)       0.00 (0.00%)    0.00 (0.00%)

               Prepay    At 0 CPR       At 15 CPR           At 25 CPR      At 50 CPR        At 100 CPR
           No prepays
Lockout and penalties Include penalty  Include penalty  Include penalty  Include penalty  Include penalty

Extension, if balloon    None              None              None             None             None
      Increase Coupon
      Pay Exten Princ

              Default    At 0 CDR       At 0 CDR            At 0 CDR         At 0 CDR        At 0 CDR
        Loss Severity       0                0                 0                0               0
    Servicer Advances  100% of P & I  100% of P & I      100% of P & I     100% of P & I   100% of P & I
         Recovery Lag     0 mos           0 mos              0 mos             0 mos           0 mos

  Optional Redemption

           Shock (bp)        200           200                200               200             200

Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.















                             UNDERWRITERS' STATEMENT
                             COMPUTATIONAL MATERIALS

                 FIRST UNION NATIONAL BANK- CHASE MANHATTAN BANK
                           COMMERCIAL MORTGAGE TRUST-
                  COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES
                                 SERIES 1999-C2
________________________________________________________________________________
The attached tables and statistical analysis (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by First Union Capital Markets Corp. and Chase Securities Inc. (collectively, the "Underwriter") and not by the issuer of the certificates identified above (the "Offered Certificates") or any other party. The issuer of the Offered Certificates has not prepared or taken part in the preparation of these materials. None of the Underwriters, the issuer of the Offered Certificates, or any other party makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated herein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials reflect future performance. These Computational Materials should not be construed as either a prediction or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment and other assumptions and actual experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the Offered Certificates may differ from those shown in the Computational Materials due to difference between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the Offered Certificates has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Offered
Certificates has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Offered Certificates in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered Certificates for definitive terms of the Offered Certificates and the collateral.

Please be advised that mortgage-backed and/or asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in these Offered Certificates.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

FUNCM99C2_RED, Class IO--Price/Yield
CUSIP                          Face               $1,181,529,533.00       Settle at Pricing
Coupon              0.0025     Original Balance   $1,181,529,533.00       Accrual begins       5/1/99
Delay                 14       Current Balance    $1,181,529,533.00       Factor Date          N/A
Stated Maturity      N/A       Factor                    1
Type              SEN WAC IO

YIELD CURVE:  Spread off interpolated node
3MO=4.776,  6MO=4.776,  1YR=4.776,  2YR=5.071,   3YR=5.12133333333,   5YR=5.222,
10YR=5.357, 30YR=5.677

                     0CDR, adv100%      0 for 24 1CDR, 30%    0 for 24 2CDR, 30%       0 for 24 3CDR, 30%    0 for 24 4CDR, 30%
                   lag12; Ext0mo 100%     adv100% lag12;        adv100% lag12;          adv100% lag12;         adv100% lag12;
                   0% rules; 100bp;       Ext0mo 100% 0%         Ext0mo 100% 0%           Ext0mo 100% 0%        Ext0mo 100% 0%
    Prepay              100bp            rules; 100bp; 100bp   rules; 100bp; 100bp      rules; 100bp; 100bp   rules; 100bp; 100bp
                        Yield
     0CPR                 9.6361               8.9827               8.3089               7.6328                    6.9175
     15CPR                9.8765               9.2828               8.6690               8.0156                    7.3486
     25CPR                9.9957               9.4120               8.8183               8.1864                    7.5296
     50CPR               10.1783               9.6109               9.0431               8.4456                    7.8160
    100CPR               10.2011               9.6730               9.1397               8.5779                    7.9712

               Spread @ Center Price
     0CPR                  329                  265                  198                  131                        60
     15CPR                 354                  296                  235                  170                       104
     25CPR                 367                  309                  250                  187                       122
     50CPR                 385                  329                  273                  214                       151
    100CPR                 388                  336                  283                  228                       168

                           WAL
     0CPR                 9.4865               9.2423               9.0098               8.7883                    8.5769
     15CPR                9.0877               8.8666               8.6554               8.4536                    8.2607
     25CPR                8.9502               8.7353               8.5299               8.3335                    8.1457
     50CPR                8.7729               8.5641               8.3647               8.1739                    7.9914
    100CPR                8.4853               8.2879               8.0991               7.9185                    7.7455

                         Mod Durn
     0CPR                 4.1190               4.0920               4.0590               4.0250                    3.9820
     15CPR                3.9580               3.9370               3.9120               3.8810                    3.8470
     25CPR                3.8900               3.8690               3.8470               3.8180                    3.7840
     50CPR                3.7810               3.7600               3.7380               3.7120                    3.6780
    100CPR                3.6090               3.5870               3.5640               3.5360                    3.5010

                      Mod Convexity
     0CPR                 0.2650               0.2620               0.2580               0.2540                    0.2480
     15CPR                0.2430               0.2410               0.2380               0.2340                    0.2300
     25CPR                0.2350               0.2330               0.2300               0.2270                    0.2230
     50CPR                0.2240               0.2220               0.2190               0.2160                    0.2120
    100CPR                0.2110               0.2080               0.2050               0.2020                    0.1980

                      Principal Window
     0CPR              Jun99 to Feb29        Jun99 to Feb29      Jun99 to Feb29      Jun99 to Feb29           Jun99 to Feb29
     15CPR             Jun99 to Feb29        Jun99 to Feb29      Jun99 to Feb29      Jun99 to Feb29           Jun99 to Feb29
     25CPR             Jun99 to Feb29        Jun99 to Feb29      Jun99 to Feb29      Jun99 to Feb29           Jun99 to Feb29
     50CPR             Jun99 to Dec26        Jun99 to Feb29      Jun99 to Feb29      Jun99 to Feb29           Jun99 to Feb29
    100CPR             Jun99 to Sep23        Jun99 to Nov23      Jun99 to Nov23      Jun99 to Nov23           Jun99 to Nov23

                        Maturity #mos
     0CPR                  357                  357                  357                   357                      357
     15CPR                 357                  357                  357                   357                      357
     25CPR                 357                  357                  357                   357                      357
     50CPR                 331                  357                  357                   357                      357
    100CPR                 292                  294                  294                   294                      294

                      Total Collat Loss
     0CPR             0.00 (0.00%)      23,035,031.75 (1.95%)  44,550,516.42 (3.77%) 64,652,819.92 (5.47%)    83,439,431.36 (7.06%)
     15CPR            0.00 (0.00%)      21,907,311.34 (1.85%)  42,427,029.95 (3.59%) 61,650,589.68 (5.22%)    79,662,440.52 (6.74%)
     25CPR            0.00 (0.00%)      21,504,119.67 (1.82%)  41,657,274.57 (3.53%) 60,547,631.76 (5.12%)    78,256,714.78 (6.62%)
     50CPR            0.00 (0.00%)      20,975,711.82 (1.78%)  40,638,577.90 (3.44%) 59,073,789.33 (5.00%)    76,360,191.53 (6.46%)
    100CPR            0.00 (0.00%)      20,508,883.55 (1.74%)  39,724,992.51 (3.36%) 57,731,850.90 (4.89%)    74,606,830.56 (6.31%)

Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.
















                             UNDERWRITERS' STATEMENT
                             COMPUTATIONAL MATERIALS

                 FIRST UNION NATIONAL BANK- CHASE MANHATTAN BANK
                           COMMERCIAL MORTGAGE TRUST-
                  COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES
                                 SERIES 1999-C2
________________________________________________________________________________
The attached tables and statistical analysis (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by First Union Capital Markets Corp. and Chase Securities Inc. (collectively, the "Underwriter") and not by the issuer of the certificates identified above (the "Offered Certificates") or any other party. The issuer of the Offered Certificates has not prepared or taken part in the preparation of these materials. None of the Underwriters, the issuer of the Offered Certificates, or any other party makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated herein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials reflect future performance. These Computational Materials should not be construed as either a prediction or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment and other assumptions and actual experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the Offered Certificates may differ from those shown in the Computational Materials due to difference between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the Offered Certificates has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Offered
Certificates has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Offered Certificates in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered Certificates for definitive terms of the Offered Certificates and the collateral.

Please be advised that mortgage-backed and/or asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in these Offered Certificates.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

FUNCM99C2_RED, Class IO--Price/Yield
CUSIP                          Face               $1,181,529,533.00        Settle at Pricing
Coupon              0.0025     Original Balance   $1,181,529,533.00        Accrual begins           5/1/99
Delay                 14       Current Balance    $1,181,529,533.00        Factor Date              N/A
Stated Maturity      N/A       Factor                     1
Type              SEN WAC IO

YIELD CURVE:  Spread off interpolated node
3MO=4.776,  6MO=4.776,  1YR=4.776,  2YR=5.071,   3YR=5.12133333333,   5YR=5.222,
10YR=5.357, 30YR=5.677

               0CDR, 0% adv100%         0 for 24 1CDR,30%      0 for 24 2CDR,30%   0 for 24 3CDR, 30%       0 for 24 4CDR,30%
              lag12; Ext0mo 100%         adv100% lag12;         adv100% lag12;      adv100% lag12;           adv100% lag12;
              0% rules; 200 bp;          Ext0mo 100% 0%         Ext0mo 100% 0%      Ext0mo 100% 0%           Ext0mo 100% 0%
   PREPAY           200bp               rules;200bp;200bp      rules;200bp;200bp   rules;200bp;200bp        rules;200bp;200bp
                   Yield
     0CPR           9.6361                   8.9827                 8.3089              7.6328                   6.9175
     15CPR          9.0238                   8.4326                 7.8257              7.1762                   6.5068
     25CPR          8.7922                   8.2068                 7.6177              6.9877                   6.3239
     50CPR          8.4471                   7.8734                 7.2987              6.6897                   6.0339
    100CPR          7.8420                   7.2821                 6.7154              6.1154                   5.4614

             Spread @ Center Price
     0CPR            229                       165                    98                  31                       -40
     15CPR           169                       111                    50                  -14                      -80
     25CPR           146                       88                     30                  -32                      -98
     50CPR           112                       56                     -1                  -62                     -127
    100CPR            53                       -3                     -59                -119                     -183

                     WAL
     0CPR           9.4865                   9.2423                 9.0098              8.7883                   8.5769
     15CPR          9.0877                   8.8666                 8.6554              8.4536                   8.2607
     25CPR          8.9502                   8.7353                 8.5299              8.3335                   8.1457
     50CPR          8.7729                   8.5641                 8.3647              8.1739                   7.9914
    100CPR          8.4853                   8.2879                 8.0991              7.9185                   7.7455

                   Mod Durn
     0CPR           4.1190                   4.0920                 4.0590              4.0250                   3.9820
     15CPR          4.0570                   4.0350                 4.0110              3.9790                   3.9430
     25CPR          4.0420                   4.0210                 3.9970              3.9680                   3.9310
     50CPR          4.0300                   4.0080                 3.9850              3.9570                   3.9200
    100CPR          4.0190                   3.9970                 3.9730              3.9450                   3.9070

                Mod Convexity
     0CPR           0.2650                   0.2620                 0.2580              0.2540                   0.2480
     15CPR          0.2560                   0.2530                 0.2500              0.2460                   0.2420
     25CPR          0.2540                   0.2520                 0.2490              0.2450                   0.2400
     50CPR          0.2530                   0.2510                 0.2480              0.2450                   0.2400
    100CPR          0.2540                   0.2510                 0.2480              0.2450                   0.2400

                Principal Window
     0CPR        Jun99 to Feb29          Jun99 to Feb29         Jun99 to Feb29      Jun99 to Feb29           Jun99 to Feb29
     15CPR       Jun99 to Feb29          Jun99 to Feb29         Jun99 to Feb29      Jun99 to Feb29           Jun99 to Feb29
     25CPR       Jun99 to Feb29          Jun99 to Feb29         Jun99 to Feb29      Jun99 to Feb29           Jun99 to Feb29
     50CPR       Jun99 to Dec26          Jun99 to Feb29         Jun99 to Feb29      Jun99 to Feb29           Jun99 to Feb29
    100CPR       Jun99 to Sep23          Jun99 to Nov23         Jun99 to Nov23      Jun99 to Nov23           Jun99 to Nov23


                Maturity #mos
     0CPR            357                       357                    357                 357                      357
     15CPR           357                       357                    357                 357                      357
     25CPR           357                       357                    357                 357                      357
     50CPR           331                       357                    357                 357                      357
    100CPR           292                       294                    294                 294                      294

             Total Collat Loss
     0CPR        0.00 (0.00%)         23,035,031.75 (1.95%) 44,550,516.42 (3.77%)    64,652,819.92 (5.47%) 83,439,431.36 (7.06%)
     15CPR       0.00 (0.00%)         21,907,311.34 (1.85%) 42,427,029.95 (3.59%)    61,650,589.68 (5.22%) 79,662,440.52 (6.74%)
     25CPR       0.00 (0.00%)         21,504,119.67 (1.82%) 41,657,274.57 (3.53%)    60,547,631.76 (5.12%) 78,256,714.78 (6.62%)
     50CPR       0.00 (0.00%)         20,975,711.82 (1.78%) 40,638,577.90 (3.44%)    59,073,789.33 (5.00%) 76,360,191.53 (6.46%)
    100CPR       0.00 (0.00%)         20,508,883.55 (1.74%) 39,724,992.51 (3.36%)    57,731,850.90 (4.89%) 74,606,830.56 (6.31%)

Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

















                             UNDERWRITERS' STATEMENT
                             COMPUTATIONAL MATERIALS

                 FIRST UNION NATIONAL BANK- CHASE MANHATTAN BANK
                           COMMERCIAL MORTGAGE TRUST-
                  COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES
                                 SERIES 1999-C2
--------------------------------------------------------------------------------
The attached tables and statistical analysis (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by First Union Capital Markets Corp. and Chase Securities Inc. (collectively, the "Underwriter") and not by the issuer of the certificates identified above (the "Offered Certificates") or any other party. The issuer of the Offered Certificates has not prepared or taken part in the preparation of these materials. None of the Underwriters, the issuer of the Offered Certificates, or any other party makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.
The information herein may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated herein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials reflect future performance. These Computational Materials should not be construed as either a prediction or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment and other assumptions and actual experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the Offered Certificates may differ from those shown in the Computational Materials due to difference between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the Offered Certificates has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Offered Certificates has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Offered Certificates in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered Certificates for definitive terms of the Offered Certificates and the collateral.

Please be advised that mortgage-backed and/or asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in these Offered Certificates.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

FUCMC Bond Analyzer                                                               CMBS Sensitivity Analysis

                   Issue      FUNCM 99C2
                 Tranche      IO                                                        Yield Curve
                   Cusip                                                          3MO    6MO     1YR     2YR     5YR    10YR    30YR
                   Price      5-4+                                               4.776  4.776   4.776   5.071   5.222  5.357   5.677
                 Settle Date  5/20/99
                  Price Date

                                                                                                          10% CPR  50% CPR 100% CPR
                                                                                                          -------------------------
                                       Yield Change (bp) for Prepayments After LO,YM, and Penalties         -1      -3      -26
                                       Yield Change (bp) for Prepayments During Penalty Period              -3      -10     -35
                                       Yield Change (bp) for Prepayments During YM (Yield Curve Unch)       23      68      77
                                       Yield Change (bp) for Prepayments During YM (Yield Curve -100bp)     28      79      93
                                       Yield Change (bp) for Prepayments During YM (Yield Curve +100bp)     17      54      56
                                       Yield Change (bp) for Prepayments During YM (Yield Curve +200bp)    -46     -119    -179

                                                                                                      1% CDR  2% CDR  3% CDR  4% CDR
                                                                                                      ------  ------  ------  ------
                                         Yield Change (bp) for Defaults Assuming No Prepayments        -141    -284    -429    -582
                Yield Change (bp) for Defaults Assuming 100 CPR During YM (Yield Curve -100 bp)        -129    -263    -403    -550

      ---------------------------------------------------------------------------------------------------------------------------
      ScenarioPrePay Assumptn Yield Default AssumptPrepay when ...
         #     Unit     Rate     Shock   Unit    Rate                         Yield   Wal   ModDur  Sprd(bp)TSY Mat Win BegWin End
      ---------------------------------------------------------------------------------------------------------------------------
        1      CPR     0.00%    0.00%   CDR    0.00%   After All Penalties   9.636  9.486   4.119    429    9.49   6/15/99 2/15/29
        2      CPR    10.00%    0.00%   CDR    0.00%   After All Penalties   9.630  9.483   4.118    429    9.48   6/15/99 2/15/29
        3      CPR    50.00%    0.00%   CDR    0.00%   After All Penalties   9.602  9.464   4.116    426    9.46   6/15/99 2/15/29
        4      CPR    100.00%   0.00%   CDR    0.00%   After All Penalties   9.378  9.306   4.096    404    9.31   6/15/99 2/15/29
        5      CPR    10.00%    0.00%   CDR    0.00%  After Yield Maintenance9.602  9.460   4.106    426    9.46   6/15/99 2/15/29
        6      CPR    50.00%    0.00%   CDR    0.00%  After Yield Maintenance9.532  9.414   4.089    419    9.41   6/15/99 7/15/27
        7      CPR    100.00%   0.00%   CDR    0.00%  After Yield Maintenance9.285  9.244   4.063    395    9.24   6/15/99 9/15/23
        8      CPR    10.00%    0.00%   CDR    0.00%  After Lock Out Periods 9.865  9.186   3.999    453    9.19   6/15/99 2/15/29
        9      CPR    50.00%    0.00%   CDR    0.00%  After Lock Out Periods10.313  8.773   3.762    499    8.77   6/15/99 12/15/26
       10      CPR    100.00%   0.00%   CDR    0.00%  After Lock Out Periods10.407  8.485   3.576    509    8.49   6/15/99 9/15/23
       11      CPR    10.00%   -1.00%   CDR    0.00%  After Lock Out Periods 9.918  9.186   3.998    458    9.19   6/15/99 2/15/29
       12      CPR    50.00%   -1.00%   CDR    0.00%  After Lock Out Periods10.423  8.773   3.748    510    8.77   6/15/99 12/15/26
       13      CPR    100.00%  -1.00%   CDR    0.00%  After Lock Out Periods10.570  8.485   3.551    525    8.49   6/15/99 9/15/23
       14      CPR    10.00%    1.00%   CDR    0.00%  After Lock Out Periods 9.807  9.186   4.001    447    9.19   6/15/99 2/15/29
       15      CPR    50.00%    1.00%   CDR    0.00%  After Lock Out Periods10.178  8.773   3.781    485    8.77   6/15/99 12/15/26
       16      CPR    100.00%   1.00%   CDR    0.00%  After Lock Out Periods10.201  8.485   3.609    488    8.49   6/15/99 9/15/23
       17      CPR    10.00%    2.00%   CDR    0.00%  After Lock Out Periods 9.181  9.186   4.070    385    9.19   6/15/99 2/15/29
       18      CPR    50.00%    2.00%   CDR    0.00%  After Lock Out Periods 8.447  8.773   4.030    312    8.77   6/15/99 12/15/26
       19      CPR    100.00%   2.00%   CDR    0.00%  After Lock Out Periods 7.842  8.485   4.019    253    8.49   6/15/99 9/15/23
       20      CPR     0.00%    0.00%   CDR    1.00%   After All Penalties   8.225  9.012   4.153    289    9.01   6/15/99 2/15/29
       21      CPR     0.00%    0.00%   CDR    2.00%   After All Penalties   6.794  8.568   4.183    148    8.57   6/15/99 2/15/29
       22      CPR     0.00%    0.00%   CDR    3.00%   After All Penalties   5.343  8.151   4.208     4     8.15   6/15/99 2/15/29
       23      CPR     0.00%    0.00%   CDR    4.00%   After All Penalties   3.812  7.759   4.215   -148    7.76   6/15/99 2/15/29
       24      CPR    100.00%  -1.00%   CDR    1.00%  After Lock Out Periods 9.279  8.085   3.579    397    8.09   6/15/99 9/15/23
       25      CPR    100.00%  -1.00%   CDR    2.00%  After Lock Out Periods 7.942  7.709   3.610    265    7.71   6/15/99 9/15/23
       26      CPR    100.00%  -1.00%   CDR    3.00%  After Lock Out Periods 6.541  7.354   3.635    126    7.35   6/15/99 9/15/23
       27      CPR    100.00%  -1.00%   CDR    4.00%  After Lock Out Periods 5.068  7.020   3.651    -21    7.02   6/15/99 9/15/23

THIS ANALYSIS MUST NOT BE PRINTED WITHOUT THE FOLLOWING INFORMATION:


Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

                             UNDERWRITERS' STATEMENT
                             COMPUTATIONAL MATERIALS

                 FIRST UNION NATIONAL BANK- CHASE MANHATTAN BANK
                           COMMERCIAL MORTGAGE TRUST-
                  COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES
                                 SERIES 1999-C2
--------------------------------------------------------------------------------
The attached tables and statistical analysis (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by First Union Capital Markets Corp. and Chase Securities Inc. (collectively, the "Underwriter") and not by the issuer of the certificates identified above (the "Offered Certificates") or any other party. The issuer of the Offered Certificates has not prepared or taken part in the preparation of these materials. None of the Underwriters, the issuer of the Offered Certificates, or any other party makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.
The information herein may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated herein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials reflect future performance. These Computational Materials should not be construed as either a prediction or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment and other assumptions and actual experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the Offered Certificates may differ from those shown in the Computational Materials due to difference between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the Offered Certificates has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Offered Certificates has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Offered Certificates in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered Certificates for definitive terms of the Offered Certificates and the collateral.

Please be advised that mortgage-backed and/or asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in these Offered Certificates.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

FUNCM99C2_RED, Class D--Price/Yield

CUSIP                           Face               $14,769,120.00       Settle at Pricing
Coupon                 6.86     Original Balance   $14,769,120.00       Accrual begins        5/1/99
Delay                   14      Current Balance    $14,769,120.00       Factor Date           N/A
Stated Maturity        N/A      Factor              1
Type                 JUN FIX

YIELD CURVE:  Spread off interpolated node
3MO=4.776,  6MO=4.776,  1YR=4.776,  2YR=5.071,   3YR=5.12133333333,   5YR=5.222,
10YR=5.357, 30YR=5.677



                        0CPR ym;
                       EXT12mo 100%
                        0% rules;
                        0CDR, 0%
                      adv100% lag0;    100CPR after
     Price             bp and Loan        LO
                          Yield          Yield

      99-30+             6.9294          6.9269
     100-00+             6.9210          6.9178
     100-02+             6.9127          6.9088
     100-04+             6.9044          6.8998
     100-06+             6.8960          6.8908
     100-08+             6.8877          6.8817
     100-10+             6.8794          6.8727
     100-12+             6.8711          6.8637
     100-14+             6.8628          6.8547
     100-16+             6.8545          6.8458
     100-18+             6.8462          6.8368
     100-20+             6.8380          6.8278
     100-22+             6.8297          6.8188
     100-24+             6.8214          6.8099
     100-26+             6.8132          6.8009
     100-28+             6.8049          6.7920
     100-30+             6.7967          6.7831

Spread @ Center Price      149              150
                  WAL    10.94884         9.73610
             Mod Durn     7.478            6.896
        Mod Convexity     0.697            0.581
     Principal Window Apr10 to May10  Feb09 to Feb09
        Maturity #mos     132               117
    Total Collat Loss    0.00 (0.00%) 0.00 (0.00%)

Loan Overrides Apply
               Prepay   At 0 CPR        At 100 CPR
           No prepays During any YM
Lockout and penalties Include penalty Include penalty

Extension, if balloon   12 month           None
      Increase Coupon
      Pay Exten Princ

              Default    At 0 CDR     At 0 CDR
        Loss Severity       0             0
    Servicer Advances 100% of P & I   100% of P & I
         Recovery Lag     0 mos        12 mos

  Optional Redemption

FUNCM99C2_RED, Class E--Price/Yield

CUSIP                           Face             $41,353,533.0        Settle at Pricing
Coupon                0         Original Balance $41,353,533.0        Accrual begins          5/1/99
Delay                14         Current Balance  $41,353,533.0        Factor Date             N/A
Stated Maturity      N/A        Factor            1
Type               JUN WAC

YIELD CURVE:  Spread off interpolated node
3MO=4.776,  6MO=4.776,  1YR=4.776,  2YR=5.071,   3YR=5.12133333333,   5YR=5.222,
10YR=5.357, 30YR=5.677


                            0CPR ym;
                          EXT12mo 100%
                            0% rules;
                            0CDR, 0%
                          adv100% lag0;    100CPR after
     Price                 bp and Loan          LO
                              Yield           Yield

     99-25+                 7.4294           7.4246
     99-27+                 7.4208           7.4153
     99-29+                 7.4123           7.4061
     99-31+                 7.4038           7.3968
    100-01+                 7.3952           7.3876
    100-03+                 7.3867           7.3784
    100-05+                 7.3782           7.3692
    100-07+                 7.3697           7.3599
    100-09+                 7.3612           7.3507
    100-11+                 7.3527           7.3415
    100-13+                 7.3443           7.3323
    100-15+                 7.3358           7.3232
    100-17+                 7.3273           7.3140
    100-19+                 7.3189           7.3048
    100-21+                 7.3104           7.2957
    100-23+                 7.3020           7.2865
    100-25+                 7.2935           7.2774

Spread @ Center Price         199              200
                  WAL      10.98611         9.73610
             Mod Durn        7.312            6.745
        Mod Convexity        0.676            0.562
     Principal Window     May10 to May10   Feb09 to Feb09
        Maturity #mos         132              117
    Total Collat Loss    0.00 (0.00%)     0.00 (0.00%)

 Loan Overrides Apply

               Prepay      At 0 CPR         At 100 CPR
           No prepays      During any YM
Lockout and penalties      Include penalty  Include penalty

Extension, if balloon         12 month         None
      Increase Coupon
      Pay Exten Princ

              Default        At 0 CDR         At 0 CDR
        Loss Severity           0                0
    Servicer Advances      100% of P & I    100% of P & I
         Recovery Lag           0 mos            12 mos

  Optional Redemption


Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

FUNCM99C2_RED, Class F--Price/Yield
CUSIP                           Face               $17,722,943.0        Settle at Pricing
Coupon                0         Original Balance   $17,722,943.0        Accrual begins        5/1/99
Delay                14         Current Balance    $17,722,943.0        Factor Date           N/A
Stated Maturity      N/A        Factor             1
Type               JUN WAC

YIELD CURVE:  Spread off interpolated node
3MO=4.776,  6MO=4.776,  1YR=4.776,  2YR=5.071,   3YR=5.12133333333,   5YR=5.222,
10YR=5.357, 30YR=5.677

                            0CPR ym;
                          EXT12mo 100%
                            0% rules;
                            0CDR, 0%
                          adv100% lag0;    100CPR after
     Price                 bp and Loan          LO
                              Yield           Yield

     94-01+                 8.2434        8.3102
     94-03+                 8.2342        8.3002
     94-05+                 8.2250        8.2902
     94-07+                 8.2158        8.2802
     94-09+                 8.2066        8.2702
     94-11+                 8.1974        8.2603
     94-13+                 8.1883        8.2503
     94-15+                 8.1791        8.2404
     94-17+                 8.1700        8.2304
     94-19+                 8.1608        8.2205
     94-21+                 8.1517        8.2106
     94-23+                 8.1426        8.2006
     94-25+                 8.1335        8.1907
     94-27+                 8.1244        8.1808
     94-29+                 8.1153        8.1709
     94-31+                 8.1062        8.1611
     95-01+                 8.0971        8.1512

Spread @ Center Price         280           288
                  WAL       11.05402      9.73610
             Mod Durn       7.199          6.624
        Mod Convexity       0.663          0.547
     Principal Window   May10 to Sep10  Feb09 to Feb09
        Maturity #mos        136            117
    Total Collat Loss    0.00 (0.00%)  0.00 (0.00%)

 Loan Overrides Apply

               Prepay       At 0 CPR       At 100 CPR
           No prepays      During any YM
    Lockout and penal      Include penalty Include penalty

Extension, if balloon     12 month         None
      Increase Coupon
      Pay Exten Princ

              Default        At 0 CDR     At 0 CDR
        Loss Severity           0            0
    Servicer Advances     100% of P & I  100% of P & I
         Recovery Lag        0 mos        12 mos

  Optional Redemption

Investors should read the Underwriters' Statement which accompanies these Computational Materials.
Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.
















                            UNDERWRITERS' STATEMENT
                            COMPUTATIONAL MATERIALS

                 FIRST UNION NATIONAL BANK- CHASE MANHATTAN BANK
                          COMMERCIAL MORTGAGE TRUST-
                 COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES
                                SERIES 1999-C2
--------------------------------------------------------------------------------
The attached tables and statistical analysis (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by First Union Capital Markets Corp. and Chase Securities Inc. (collectively, the "Underwriter") and not by the issuer of the certificates identified above (the "Offered Certificates") or any other party. The issuer of the Offered Certificates has not prepared or taken part in the preparation of these materials. None of the Underwriters, the issuer of the Offered Certificates, or any other party makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.
The information herein may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated herein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials reflect future performance. These Computational Materials should not be construed as either a prediction or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment and other assumptions and actual experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the Offered Certificates may differ from those shown in the Computational Materials due to difference between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the Offered Certificates has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Offered Certificates has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Offered Certificates in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered Certificates for definitive terms of the Offered Certificates and the collateral.

Please be advised that mortgage-backed and/or asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in these Offered Certificates.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

FUNCM99C2_RED, Class IO--Price/Yield
CUSIP                        Face                 $1,181,529,533.00   Settle at Pricing
Coupon             0.0025    Original Balance     $1,181,529,533.00   Accrual begins       5/1/99
Delay                14      Current Balance      $1,181,529,533.00   Factor Date          N/A
Stated Maturity      N/A     Factor                        1
Type             SEN WAC IO
YIELD CURVE:  Spread off interpolated node
3MO=4.776, 6MO=4.776, 1YR=4.776, 2YR=5.071, 3YR=5.12133333333, 5YR=5.222, 10YR=5.357, 30YR=5.677


                         0CPR YM;       100CPR YM;     100CPR YM;       0CPR YM;        0CPR YM;
                        EXT0MO 100%    EXT0MO 100%     EXT0MO 100%     EXT0MO 100%     EXT0MO 100%
                         0% RULES;      0% RULES;       0% RULES;       0% RULES;       0% RULES;
                         0CDR, 0%       0CDR, 0%        0CDR, 0%        0CDR, 0%         0CDR, 0%
                       ADV100% LAG12; ADV100% LAG12;  ADV100% LAG12;  ADV100% LAG12;  ADV100% LAG12;
     PRICE                   BP             BP              BP              BP              BP
                          YIELD                                           YIELD
     5-00+                10.2327         9.8897         11.0950          9.0836         7.9052
      5-01                10.1568         9.8128         11.0074          9.0077         7.8291
     5-01+                10.0813         9.7362         10.9203          8.9322         7.7534
      5-02                10.0061         9.6600         10.8336          8.8570         7.6782
     5-02+                9.9314          9.5843         10.7474          8.7822         7.6033
      5-03                9.8570          9.5089         10.6617          8.7079         7.5288
     5-03+                9.7830          9.4339         10.5764          8.6339         7.4547
      5-04                9.7094          9.3592         10.4916          8.5602         7.3809
     5-04+                9.6361          9.2849         10.4072          8.4870         7.3076
      5-05                9.5632          9.2110         10.3232          8.4141         7.2346
     5-05+                9.4907          9.1375         10.2397          8.3415         7.1619
      5-06                9.4185          9.0643         10.1566          8.2694         7.0897
     5-06+                9.3467          8.9915         10.0740          8.1976         7.0178
      5-07                9.2752          8.9191          9.9917          8.1261         6.9462
     5-07+                9.2041          8.8470          9.9099          8.0550         6.8750
      5-08                9.1334          8.7752          9.8285          7.9843         6.8042
     5-08+                9.0630          8.7038          9.7476          7.9139         6.7337

Spread @ Center Price       429             395             509             315             198
                  WAL    9.48647          9.24419         8.48529         9.09821         8.73210
             Mod Durn     4.119           4.063            3.576           4.119           4.113
        Mod Convexity     0.265           0.255            0.207           0.266           0.266
     Principal Window     Jun99           Jun99            Jun99           Jun99           Jun99
                         to Feb 29       to Sep23        to Sep23        to Feb 29       to Feb 29
        Maturity #mos      357             292             292              357             357
    Total Collat Loss     0.00             0.00            0.00        29,553,816.42   56,671,098.43
                         (0.00)           (0.00%)         (0.00%)          (2.50)         (4.80)

               Prepay   At 0 CPR        At 100 CPR      At 100 CPR        At 0 CPR       At 0 CPR
           No prepays    During           During                           During         During
                         any YM           any YM                           any YM         any YM
Lockout and penalties   Include          Include          Include         Include         Include
                        penalty          penalty          penalty         penalty         penalty
Extension, if balloon     None             None             None            None           None
      Increase Coupon
      Pay Exten Princ

              Default   At 0 CDR        At 0 CDR          At 0 CDR        At 1 CDR        At 2 CDR
        Loss Severity       0              0                 0               30%             30%
    Servicer Advances  100% of P&I    100% of P&I        100% of P&I     100% of P&I     100% of P&I
          Recover Lag     12 mos         12 mos             12 mos          12 mos          12 mos

  Optional Redemption

           Rate Shock

(table continued)
                         0CPR YM;       100CPR;          60CPR;           80CPR;
                        EXT0MO 100%    EXT0MO 100%     EXT0MO 100%     EXT0MO 100%
                         0% RULES;      0% RULES;       0% RULES;       0% RULES;
                        3CDR, 30%       0CDR, 0%        0CDR, 0%        0CDR, 0%
                       ADV100% LAG12; ADV100% LAG12;  ADV100% LAG12;  ADV100% LAG12;
     PRICE                  BP           300BP           300BP           300BP
                                         YIELD

     5-00+                6.6695          7.8783         8.5075           8.3081
      5-01                6.5931          7.8024         8.4312           8.2319
     5-01+                6.5171          7.7269         8.3552           8.1562
      5-02                6.4415          7.6518         8.2796           8.0808
     5-02+                6.3663          7.5770         8.2044           8.0059
      5-03                6.2915          7.5027         8.1296           7.9313
     5-03+                6.2170          7.4287         8.0552           7.8571
      5-04                6.1430          7.3551         7.9811           7.7832
     5-04+                6.0693          7.2818         7.9075           7.7098
      5-05                5.9960          7.2090         7.8341           7.6367
     5-05+                5.9230          7.1365         7.7612           7.5640
      5-06                5.8504          7.0643         7.6886           7.4916
     5-06+                5.7782          6.9925         7.6164           7.4196
      5-07                5.7063          6.9211         7.5445           7.3479
     5-07+                5.6348          6.8500         7.4730           7.2766
      5-08                5.5637          6.7793         7.4018           7.2057
     5-08+                5.4929          6.7089         7.3310           7.1351

Spread @ Center Price       76             -103           -42               -61
                  WAL    8.38665         8.48529        8.73185           8.66710
             Mod Durn     4.095           4.120          4.095             4.107
        Mod Convexity     0.264           0.265          0.262             0.264
     Principal Window     Jun99 to        Jun99          Jun99             Jun99
                         to Feb 29       to Sep23       to Nov23          to Nov23
        Maturity #mos       357            292            294               294
    Total Collat Loss   1,554,640.15       0.00           0.00             0.00%
                           (6.90)        (0.00%)        (0.00%)           (0.00%)

               Prepay     At 0 CPR      At 100 CPR      At 60 CPR       At 80 CPR
           No prepays      During
                           any YM
Lockout and penalties      Include       Include        Include           Include
                           penalty       penalty        penalty           penalty
Extension, if balloon       None           None           None              None
      Increase Coupon
      Pay Exten Princ

              Default    At 3 CDR        At 0 CDR       At 0 CDR        At 0 CDR
        Loss Severity       30%              0%            0%               0%
    Servicer Advances  100% of P&I     100% of P&I     100% of P&I     100% of P&I
          Recover Lag     12 mos          12 mos          12 mos          12 mos

  Optional Redemption

           Rate Shock                                                                                300         300          300


Investors should read the Underwriters' Statement which accompanies these AComputational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

FUNB99-C1, Class IO

 Tranche    Coupon  Collateral WAIO Strip
    A1         6.38         7.35     0.97
    A2         6.68         7.35     0.67
    B          6.82         7.35     0.53
    C          6.70         7.35     0.65
    D          6.70         7.35     0.65
    E           WAC         7.35     0.05
    F           WAC         7.35     0.05
    G          5.95         7.35     1.40
    H          5.95         7.35     1.40
    J          5.95         7.35     1.40
    K          5.95         7.35     1.40
    L          5.95         7.35     1.40
    M          5.95         7.35     1.40
    N          5.95         7.35     1.40

Subject to final pricing

Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

















                             UNDERWRITERS' STATEMENT
                             COMPUTATIONAL MATERIALS

                 FIRST UNION NATIONAL BANK- CHASE MANHATTAN BANK
                           COMMERCIAL MORTGAGE TRUST-
                  COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES
                                 SERIES 1999-C2
________________________________________________________________________________
The attached tables and statistical analysis (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by First Union Capital Markets Corp. and Chase Securities Inc. (collectively, the "Underwriter") and not by the issuer of the certificates identified above (the "Offered Certificates") or any other party. The issuer of the Offered Certificates has not prepared or taken part in the preparation of these materials. None of the Underwriters, the issuer of the Offered Certificates, or any other party makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated herein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials reflect future performance. These Computational Materials should not be construed as either a prediction or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment and other assumptions and actual experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the Offered Certificates may differ from those shown in the Computational Materials due to difference between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the Offered Certificates has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Offered
Certificates has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Offered Certificates in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered Certificates for definitive terms of the Offered Certificates and the collateral.

Please be advised that mortgage-backed and/or asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in these Offered Certificates.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

FUNCM 99-C2                      A1 - PREPAYMENTS AFTER LO

-------------------------------------------------------
CUSIP
Coupon                                 6.31
Delay                                   14
Stated Maturity                        N/A
Type                                 SEN FIX
-------------------------------------------------------

-------------------------------------------------------
Face                             $203,500,000.00
Original Balance                 $203,500,000.00
Current Balance                  $203,500,000.00
Factor                                  1
-------------------------------------------------------

-------------------------------------------------------
Settle at Pricing
Accrual begins                        5/1/99
Factor Date                            N/A
-------------------------------------------------------
YIELD CURVE:  Spread off interpolated node
3MO=4.776,  6MO=4.776,  1YR=4.776,  2YR=5.071,   3YR=5.12133333333,   5YR=5.222,
10YR=5.357, 30YR=5.677

------------------------  --------------------  --------------------  -------------------  --------------------  -------------------
  PRICE                          0CPR                  25CPR                50CPR                 75CPR                100CPR
                                 Yield                 Yield                Yield                 Yield                 Yield
------------------------  --------------------  --------------------  -------------------  --------------------  -------------------
  100-15                        6.2282                6.7925                7.1436               7.3810                7.6900
  100-17                        6.2138                6.7733                7.1213               7.3565                7.6618
  100-19                        6.1995                6.7541                7.0991               7.3319                7.6337
  100-21                        6.1851                6.7349                7.0769               7.3075                7.6056
  100-23                        6.1708                6.7157                7.0547               7.2830                7.5775
  100-25                        6.1564                6.6965                7.0325               7.2585                7.5494
  100-27                        6.1421                6.6774                7.0104               7.2341                7.5213
  100-29                        6.1278                6.6582                6.9882               7.2097                7.4933
  100-31                        6.1135                6.6391                6.9661               7.1853                7.4653
  101-01                        6.0992                6.6200                6.9440               7.1610                7.4374
  101-03                        6.0850                6.6009                6.9220               7.1366                7.4094
  101-05                        6.0707                6.5818                6.8999               7.1123                7.3815
  101-07                        6.0565                6.5628                6.8779               7.0880                7.3536
  101-09                        6.0423                6.5437                6.8559               7.0637                7.3257
  101-11                        6.0280                6.5247                6.8339               7.0395                7.2979
  101-13                        6.0138                6.5057                6.8119               7.0153                7.2701
  101-15                        5.9996                6.4867                6.7899               6.9911                7.2423
------------------------  --------------------  --------------------  -------------------  --------------------  -------------------

------------------------  --------------------  --------------------  -------------------  --------------------  -------------------
  Spread @ Center Price           88                    148                  183                   207                   237
                    WAL         5.39180               3.83280              3.25330               2.92350               2.53450
               Mod Durn          4.319                 3.228                2.792                 2.532                 2.205
          Mod Convexity          0.253                 0.135                0.099                 0.081                 0.062
       Principal Window     Jun99 to Jun08        Jun99 to Dec05        Jun99 to Mar05       Jun99 to Oct04        Jun99 to Sep04
          Maturity #mos           109                   79                    70                   65                    64
      Total Collat Loss      0.00 (0.00%)          0.00 (0.00%)          0.00 (0.00%)         0.00 (0.00%)          0.00 (0.00%)

                 Prepay        At 0 CPR              At 25 CPR            At 50 CPR             At 75 CPR            At 100 CPR
             No prepays
  Lockout and penalties     Include penalty       Include penalty      Include penalty       Include penalty       Include penalty

  Extension, if balloon          None                  None                  None                 None                  None
        Increase Coupon
        Pay Exten Princ

                Default        At 0 CDR              At 0 CDR              At 0 CDR             At 0 CDR              At 0 CDR
          Loss Severity            0                     0                    0                     0                     0
      Servicer Advances      100% of P & I         100% of P & I        100% of P & I         100% of P & I         100% of P & I
           Recovery Lag         12 mos                12 mos                12 mos               12 mos                12 mos

------------------------  --------------------  --------------------  -------------------  --------------------  -------------------

Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final
Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION
OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

FUNCM 99-C2                      A2 - PREPAYMENTS AFTER LO

-------------------------------------------------------
CUSIP
Coupon                                 6.58
Delay                                   14
Stated Maturity                        N/A
Type                                 SEN FIX
-------------------------------------------------------

-------------------------------------------------------
Face                             $673,785,678.00
Original Balance                 $673,785,678.00
Current Balance                  $673,785,678.00
Factor                                  1
-------------------------------------------------------

-------------------------------------------------------
Settle at Pricing
Accrual begins                        5/1/99
Factor Date                            N/A
-------------------------------------------------------
YIELD CURVE:  Spread off interpolated node
3MO=4.776,  6MO=4.776,  1YR=4.776,  2YR=5.071,   3YR=5.12133333333,   5YR=5.222,
10YR=5.357, 30YR=5.677

-----------------------  --------------------  --------------------  -------------------  --------------------  --------------------
 PRICE                          0CPR                  25CPR                50CPR                 75CPR                100CPR
                                Yield                 Yield                Yield                 Yield                 Yield
-----------------------  --------------------  --------------------  -------------------  --------------------  --------------------
100-30+                        6.4970                6.5040                6.4997               6.4953                6.4920
101-00+                        6.4881                6.4949                6.4906               6.4861                6.4827
101-02+                        6.4792                6.4859                6.4814               6.4770                6.4734
101-04+                        6.4703                6.4768                6.4723               6.4678                6.4641
101-06+                        6.4614                6.4677                6.4631               6.4586                6.4548
101-08+                        6.4526                6.4587                6.4540               6.4494                6.4455
101-10+                        6.4437                6.4497                6.4449               6.4403                6.4362
101-12+                        6.4348                6.4406                6.4358               6.4311                6.4270
101-14+                        6.4259                6.4316                6.4266               6.4220                6.4177
101-16+                        6.4171                6.4226                6.4175               6.4128                6.4084
101-18+                        6.4082                6.4136                6.4084               6.4037                6.3992
101-20+                        6.3994                6.4046                6.3994               6.3946                6.3899
101-22+                        6.3906                6.3956                6.3903               6.3855                6.3807
101-24+                        6.3817                6.3866                6.3812               6.3764                6.3715
101-26+                        6.3729                6.3776                6.3721               6.3673                6.3622
101-28+                        6.3641                6.3686                6.3631               6.3582                6.3530
101-30+                        6.3553                6.3596                6.3540               6.3491                6.3438
-----------------------  --------------------  --------------------  -------------------  --------------------  --------------------

-----------------------  --------------------  --------------------  -------------------  --------------------  --------------------
 Spread @ Center Price           108                   109                  109                   109                   109
                   WAL         9.58680               9.36070              9.25380               9.20840               9.04350
              Mod Durn          6.930                 6.803                6.742                 6.717                 6.629
         Mod Convexity          0.580                 0.559                0.550                 0.546                 0.530
      Principal Window     Jun08 to Apr09        Dec05 to Apr09        Mar05 to Mar09       Oct04 to Mar09        Sep04 to Jan09
         Maturity #mos           119                   119                  118                   118                   116
     Total Collat Loss      0.00 (0.00%)          0.00 (0.00%)          0.00 (0.00%)         0.00 (0.00%)          0.00 (0.00%)

                Prepay        At 0 CPR              At 25 CPR            At 50 CPR             At 75 CPR            At 100 CPR
            No prepays
 Lockout and penalties     Include penalty       Include penalty      Include penalty       Include penalty       Include penalty

 Extension, if balloon          None                  None                  None                 None                  None
       Increase Coupon
       Pay Exten Princ

               Default        At 0 CDR              At 0 CDR              At 0 CDR             At 0 CDR              At 0 CDR
         Loss Severity            0                     0                    0                     0                     0
     Servicer Advances      100% of P & I         100% of P & I        100% of P & I         100% of P & I         100% of P & I
          Recovery Lag         12 mos                12 mos                12 mos               12 mos                12 mos

-----------------------  --------------------  --------------------  -------------------  --------------------  --------------------
Investors  should  read the  Underwriters'  Statement  which  accompanies  these
Computational  Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final
Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION
OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

FUNCM 99-C2

-------------------------------------------------------
CUSIP
Coupon                                 6.58
Delay                                   14
Stated Maturity                        N/A
Type                                 SEN FIX
-------------------------------------------------------

-------------------------------------------------------
Face                             $673,785,678.00
Original Balance                 $673,785,678.00
Current Balance                  $673,785,678.00
Factor                                  1
-------------------------------------------------------

-------------------------------------------------------
Settle at Pricing
Accrual begins                        5/1/99
Factor Date                            N/A
-------------------------------------------------------
YIELD CURVE:  Spread off interpolated node
3MO=4.776,  6MO=4.776,  1YR=4.776,  2YR=5.071,   3YR=5.12133333333,   5YR=5.222,
10YR=5.357, 30YR=5.677

---------------------------------------------
                        100 CPR UNTIL A1 -
                         GONE, 0 CPR UNTIL
 PRICE                  OPRN, THEN 100 CPR
                               Yield
---------------------------------------------
100-30+                       6.4893
101-00+                       6.4800
101-02+                       6.4707
101-04+                       6.4614
101-06+                       6.4521
101-08+                       6.4428
101-10+                       6.4335
101-12+                       6.4243
101-14+                       6.4150
101-16+                       6.4057
101-18+                       6.3965
101-20+                       6.3873
101-22+                       6.3780
101-24+                       6.3688
101-26+                       6.3596
101-28+                       6.3504
101-30+                       6.3412
---------------------------------------------

---------------------------------------------
 Spread @ Center Price          108
                   WAL        9.04995
              Mod Durn         6.633
         Mod Convexity         0.531
      Principal Window    Sep04 to Jan09
         Maturity #mos          116
     Total Collat Loss     0.00 (0.00%)

                Prepay      At 100 CPR
            No prepays    During any pts, any YM
 Lockout and penalties    Include penalty

 Extension, if balloon         None
       Increase Coupon
       Pay Exten Princ

               Default       At 0 CDR
         Loss Severity           0
     Servicer Advances     100% of P & I
          Recovery Lag         0 mos

---------------------------------------------
Investors  should  read the  Underwriters'  Statement  which  accompanies  these
Computational  Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final
Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION
OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

















                            UNDERWRITERS' STATEMENT
                            COMPUTATIONAL MATERIALS

                FIRST UNION NATIONAL BANK- CHASE MANHATTAN BANK
                           COMMERCIAL MORTGAGE TRUST-
                 COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES
                                 SERIES 1999-C2

-------------------------------------------------------------------------------
The attached tables and statistical analysis (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by First Union Capital Markets Corp. and Chase Securities Inc. (collectively, the "Underwriter") and not by the issuer of the certificates identified above (the "Offered Certificates") or any other party. The issuer of the Offered Certificates has not prepared or taken part in the preparation of these materials. None of the Underwriters, the issuer of the Offered Certificates, or any other party makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated herein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials reflect future performance. These Computational Materials should not be construed as either a prediction or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment and other assumptions and actual experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the Offered Certificates may differ from those shown in the Computational Materials due to difference between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the Offered Certificates has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Offered
Certificates has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Offered Certificates in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered Certificates for definitive terms of the Offered Certificates and the collateral.

Please be advised that mortgage-backed and/or asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in these Offered Certificates.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

-------------------------------------------------------------------------------

FUCMC Bond Analyzer                                 CMBS Sensitivity Analysis

                         ------------------
                   Issue    FUNCM 99C2
                         ------------------

                 Tranche        IO
                   Cusip
                   Price        5-4+
             Settle Date        5/20/99
             Price Date



    Yield Curve

 -------------------------------------------------------
   3MO    6MO     1YR     2YR     5YR    10YR    30YR
 -------------------------------------------------------

  4.776  4.776   4.776   5.071   5.222  5.357   5.677
 -------------------------------------------------------


                                                                  10% CPR 50% CPR   100% CPR
                                                                  ------- -------   --------

Yield Change (bp) for Prepayments After LO,YM, and Penalties          -1     -3        -26
Yield Change (bp) Prepayments during Penalty Period                   -3     -10       -35
Yield Change (bp) for Prepayments during YM (Yield Curve Unch)        23      68        78
Yield Change (bp) for Prepayments during YM (Yield Curve -100bp)      29      79        94
Yield Change (bp) for Prepayments during YM (Yield Curve +100bp)      18      55        57
Yield Change (bp) for Prepayments-180ing YM (Yield Curve +200bp)     -45     -119      -180


                                                                       1% CDR  2% CDR    3% CDR      4% CDR
                                                                       ------  ------    ------      ------
         Yield Change (bp) for Defaults Assuming No Prepayments           -142    -286    -432        -587
Yield Change (bp) for Defaults Assuming 100 CPR During YM
                    (Yield Curve-100 bp)                                  -129    -264    -405        -555


------------------------------------------------------------------------------------------------------------------------------
ScenarioPrePay Assumptn    Yield  Default AssumptPrepay when ...
   #     Unit     Rate     Shock   Unit    Rate                         Yield   Wal   ModDur  Sprd(bp)TSY Mat Win Beg Win End
------------------------------------------------------------------------------------------------------------------------------
   1      CPR     0.00%    0.00%   CDR    0.00%   After All Penalties   9.616  9.466   4.107    427    9.47   6/15/993/15/19
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
   2      CPR    10.00%    0.00%   CDR    0.00%   After All Penalties   9.611  9.463   4.107    427    9.46   6/15/993/15/19
   3      CPR    50.00%    0.00%   CDR    0.00%   After All Penalties   9.582  9.444   4.104    424    9.44   6/15/993/15/19
   4      CPR    100.00%   0.00%   CDR    0.00%   After All Penalties   9.358  9.288   4.085    402    9.29   6/15/993/15/19
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
   5      CPR    10.00%    0.00%   CDR    0.00%  After Yield Maintenance9.586  9.444   4.098    424    9.44   6/15/9910/15/18
   6      CPR    50.00%    0.00%   CDR    0.00%  After Yield Maintenance9.518  9.398   4.082    418    9.40   6/15/996/15/18
   7      CPR    100.00%   0.00%   CDR    0.00%  After Yield Maintenance9.269  9.227   4.054    393    9.23   6/15/994/15/18
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
   8      CPR    10.00%    0.00%   CDR    0.00%  After Lock Out Periods 9.851  9.170   3.992    452    9.17   6/15/9910/15/18
   9      CPR    50.00%    0.00%   CDR    0.00%  After Lock Out Periods10.300  8.757   3.756    498    8.76   6/15/996/15/18
  10      CPR    100.00%   0.00%   CDR    0.00%  After Lock Out Periods10.392  8.468   3.569    508    8.47   6/15/994/15/18
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
  11      CPR    10.00%   -1.00%   CDR    0.00%  After Lock Out Periods 9.904  9.170   3.990    457    9.17   6/15/9910/15/18
  12      CPR    50.00%   -1.00%   CDR    0.00%  After Lock Out Periods10.410  8.757   3.741    509    8.76   6/15/996/15/18
  13      CPR    100.00%  -1.00%   CDR    0.00%  After Lock Out Periods10.555  8.468   3.544    524    8.47   6/15/994/15/18
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
  14      CPR    10.00%    1.00%   CDR    0.00%  After Lock Out Periods 9.792  9.170   3.994    446    9.17   6/15/9910/15/18
  15      CPR    50.00%    1.00%   CDR    0.00%  After Lock Out Periods10.165  8.757   3.774    484    8.76   6/15/996/15/18
  16      CPR    100.00%   1.00%   CDR    0.00%  After Lock Out Periods10.186  8.468   3.602    487    8.47   6/15/994/15/18
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
  17      CPR    10.00%    2.00%   CDR    0.00%  After Lock Out Periods 9.165  9.170   4.062    383    9.17   6/15/9910/15/18
  18      CPR    50.00%    2.00%   CDR    0.00%  After Lock Out Periods 8.429  8.757   4.021    311    8.76   6/15/996/15/18
  19      CPR    100.00%   2.00%   CDR    0.00%  After Lock Out Periods 7.820  8.468   4.008    250    8.47   6/15/994/15/18
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
  20      CPR     0.00%    0.00%   CDR    1.00%   After All Penalties   8.199  8.993   4.138    287    8.99   6/15/9910/15/18
  21      CPR     0.00%    0.00%   CDR    2.00%   After All Penalties   6.761  8.549   4.164    144    8.55   6/15/996/15/18
  22      CPR     0.00%    0.00%   CDR    3.00%   After All Penalties   5.297  8.131   4.183    -1     8.13   6/15/9912/15/17
  23      CPR     0.00%    0.00%   CDR    4.00%   After All Penalties   3.745  7.738   4.179   -155    7.74   6/15/995/15/17
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
  24      CPR    100.00%  -1.00%   CDR    1.00%  After Lock Out Periods 9.261  8.068   3.570    396    8.07   6/15/9912/15/17
  25      CPR    100.00%  -1.00%   CDR    2.00%  After Lock Out Periods 7.915  7.690   3.597    262    7.69   6/15/995/15/17
  26      CPR    100.00%  -1.00%   CDR    3.00%  After Lock Out Periods 6.501  7.333   3.617    122    7.33   6/15/9910/15/16
  27      CPR    100.00%  -1.00%   CDR    4.00%  After Lock Out Periods 5.007  6.995   3.625    -27    7.00   6/15/991/15/16
------------------------------------------------------------------------------------------------------------------------------

THIS ANALYSIS MUST NOT BE PRINTED WITHOUT THE FOLLOWING INFORMATION:

--------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these Computational Materials.
Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.












                            UNDERWRITERS' STATEMENT
                            COMPUTATIONAL MATERIALS

                FIRST UNION NATIONAL BANK- CHASE MANHATTAN BANK
                           COMMERCIAL MORTGAGE TRUST-
                 COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES
                                 SERIES 1999-C2

-------------------------------------------------------------------------------
The attached tables and statistical analysis (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by First Union Capital Markets Corp. and Chase Securities Inc. (collectively, the "Underwriter") and not by the issuer of the certificates identified above (the "Offered Certificates") or any other party. The issuer of the Offered Certificates has not prepared or taken part in the preparation of these materials. None of the Underwriters, the issuer of the Offered Certificates, or any other party makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated herein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials reflect future performance. These Computational Materials should not be construed as either a prediction or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment and other assumptions and actual experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the Offered Certificates may differ from those shown in the Computational Materials due to difference between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the Offered Certificates has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Offered
Certificates has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Offered Certificates in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered Certificates for definitive terms of the Offered Certificates and the collateral.

Please be advised that mortgage-backed and/or asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in these Offered Certificates.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

FUNCM 99-C2                     A2 - Prepayments after LO
-------------------------------------------------------------------------------------------------------
CUSIP                           Face              $673,785,678.00          Settle at Pricing
Coupon                 6.58     Original Balance  $673,785,678.00          Accrual begins       5/1/99
Delay                   14      Current Balance   $673,785,678.00          Factor Date           N/A
Stated Maturity        N/A      Factor              1
Type                 SEN FIX

YIELD CURVE:  Spread off interpolated node
3MO=4.776, 6MO=4.776, 1YR=4.776, 2YR=5.071, 3YR=5.12133333333,
5YR=5.222, 10YR=5.357, 30YR=5.677


--------------------------------------------------------------------------------------------------------------------
      Price            0CPR         10CPR         15CPR          25CPR         50CPR        75CPR        100CPR
                      Yield         Yield         Yield          Yield         Yield        Yield         Yield
--------------------------------------------------------------------------------------------------------------------
     100-30+          6.4970       6.5005         6.5028        6.5040        6.4997        6.4953       6.4920
     101-00+          6.4881       6.4915         6.4938        6.4949        6.4906        6.4861       6.4827
     101-02+          6.4792       6.4826         6.4848        6.4859        6.4814        6.4770       6.4734
     101-04+          6.4703       6.4736         6.4758        6.4768        6.4723        6.4678       6.4641
     101-06+          6.4614       6.4647         6.4668        6.4677        6.4631        6.4586       6.4548
     101-08+          6.4526       6.4557         6.4578        6.4587        6.4540        6.4494       6.4455
     101-10+          6.4437       6.4468         6.4489        6.4497        6.4449        6.4403       6.4362
     101-12+          6.4348       6.4379         6.4399        6.4406        6.4358        6.4311       6.4270
     101-14+          6.4259       6.4289         6.4309        6.4316        6.4266        6.4220       6.4177
     101-16+          6.4171       6.4200         6.4220        6.4226        6.4175        6.4128       6.4084
     101-18+          6.4082       6.4111         6.4130        6.4136        6.4084        6.4037       6.3992
     101-20+          6.3994       6.4022         6.4041        6.4046        6.3994        6.3946       6.3899
     101-22+          6.3906       6.3933         6.3952        6.3956        6.3903        6.3855       6.3807
     101-24+          6.3817       6.3844         6.3862        6.3866        6.3812        6.3764       6.3715
     101-26+          6.3729       6.3756         6.3773        6.3776        6.3721        6.3673       6.3622
     101-28+          6.3641       6.3667         6.3684        6.3686        6.3631        6.3582       6.3530
     101-30+          6.3553       6.3578         6.3595        6.3596        6.3540        6.3491       6.3438
--------------------------------------------------------------------------------------------------------------------


Spread @ Center Price      108           109           109            109           109          109           109
               WAL         9.58680       9.50320       9.45040        9.36070       9.25380      9.20840       9.04350
          Mod Durn         6.930         6.884         6.855          6.803         6.742        6.717         6.629
     Mod Convexity         0.580         0.572         0.567          0.559         0.550        0.546         0.530
  Principal Window         Jun08         Feb07         Jul06          Dec05         Mar05        Oct04         Sep04
                          to Apr09      to Apr09       to Apr09       to Apr09      to Mar09     to Mar09      to Jan09
     Maturity #mos          119           119           119            119           118          118           116
 Total Collat Loss       0.00 (0.00%) 0.00 (0.00%)   0.00 (0.00%)  0.00 (0.00%)  0.00 (0.00%)  0.00 (0.00%) 0.00 (0.00%)

            Prepay       At 0 CPR       At 10 CPR     At 15 CPR      At 25 CPR     At 50 CPR    At 75 CPR    At 100 CPR
        No prepays
Lockout and penaltities    Include      Include      Include        Include        Include     Include        Include
                           penalty      penalty       penalty        penalty        penalty     penalty        penalty

Extension, if balloon       None         None           None          None          None          None         None
   Increase Coupon
   Pay Exten Princ

           Default        At 0 CDR      At 0 CDR       At 0 CDR      At 0 CDR      At 0 CDR      At 0 CDR     At 0 CDR
     Loss Severity           0             0             0              0             0            0             0
 Servicer  Advances     100% of P&I    100% of P&I   100% of P&I    100% of P&I   100% of P&I    100% of P&I   100% of P&I
  Recovery  Lag             12 mos       12 mos         12 mos        12 mos        12 mos       12 mos         12 mos

--------------------------------------------------------------------------------
Investors should read the Underwriter's Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

FUNCM 99-C2                     A2 - Prepayments after YM
----------------------------------------------------------------------------------------------------
CUSIP                           Face             $673,785,678.00        Settle at Pricing
Coupon                 6.58     Original Balance $673,785,678.00        Accrual begins          5/1/99
Delay                   14      Current Balance  $673,785,678.00        Factor Date              N/A
Stated Maturity        N/A      Factor              1
Type                 SEN FIX

YIELD CURVE:  Spread off interpolated node
3MO=4.776, 6MO=4.776, 1YR=4.776, 2YR=5.071, 3YR=5.12133333333,
5YR=5.222, 10YR=5.357, 30YR=5.677


--------------------------------------------------------------------------------------------------------------------
      Price          0CPR ym      10CPR ym       15CPR ym      25CPR ym      50CPR ym      75CPR ym     100CPR ym
                      Yield         Yield         Yield          Yield         Yield        Yield         Yield
--------------------------------------------------------------------------------------------------------------------

     100-30+          6.4970       6.4970         6.4969        6.4969        6.4966        6.4963       6.4938
     101-00+          6.4881       6.4881         6.4880        6.4879        6.4877        6.4873       6.4847
     101-02+          6.4792       6.4792         6.4791        6.4790        6.4788        6.4784       6.4757
     101-04+          6.4703       6.4703         6.4702        6.4701        6.4698        6.4694       6.4666
     101-06+          6.4614       6.4614         6.4613        6.4612        6.4609        6.4605       6.4575
     101-08+          6.4526       6.4525         6.4524        6.4523        6.4520        6.4516       6.4485
     101-10+          6.4437       6.4436         6.4435        6.4434        6.4431        6.4426       6.4394
     101-12+          6.4348       6.4347         6.4347        6.4346        6.4342        6.4337       6.4304
     101-14+          6.4259       6.4259         6.4258        6.4257        6.4253        6.4248       6.4214
     101-16+          6.4171       6.4170         6.4169        6.4168        6.4165        6.4159       6.4123
     101-18+          6.4082       6.4081         6.4081        6.4080        6.4076        6.4070       6.4033
     101-20+          6.3994       6.3993         6.3992        6.3991        6.3987        6.3982       6.3943
     101-22+          6.3906       6.3905         6.3904        6.3903        6.3899        6.3893       6.3853
     101-24+          6.3817       6.3816         6.3816        6.3814        6.3810        6.3804       6.3763
     101-26+          6.3729       6.3728         6.3727        6.3726        6.3722        6.3715       6.3673
     101-28+          6.3641       6.3640         6.3639        6.3638        6.3633        6.3627       6.3584
     101-30+          6.3553       6.3552         6.3551        6.3550        6.3545        6.3538       6.3494
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
Spread @ Center Price       108           108           108            108           108          108           108
               WAL        9.58680       9.58130       9.57850        9.57230       9.55320      9.52420       9.34190
          Mod Durn         6.930         6.927         6.925          6.922         6.912        6.897         6.801
     Mod Convexity         0.580         0.580         0.579          0.579         0.577        0.574         0.557
  Principal Window         Jun08         Jun8         Jun08          Jun08         May08        Apr08         Feb08
                          to Apr09      to Apr09       to Apr09       to Apr09      to Apr09     to Apr09    to Feb09
     Maturity #mos          119           119           119            119           119          119           117
 Total Collat Loss       0.00 (0.00%) 0.00 (0.00%)   0.00 (0.00%)  0.00 (0.00%)  0.00 (0.00%)  0.00 (0.00%) 0.00 (0.00%)

            Prepay       At 0 CPR       At 10 CPR     At 15 CPR      At 25 CPR     At 50 CPR    At 75 CPR    At 100 CPR
        No prepays       During any YM During any YM During any YM During any YM During any YM During any YM During any YM
Lockout and penaltities    Include      Include      Include        Include        Include     Include        Include
                           penalty      penalty       penalty        penalty        penalty     penalty        penalty

Extension, if balloon       None         None           None          None          None          None         None
   Increase Coupon
   Pay Exten Princ

           Default        At 0 CDR      At 0 CDR       At 0 CDR      At 0 CDR      At 0 CDR      At 0 CDR     At 0 CDR
     Loss Severity           0             0             0              0             0            0             0
 Servicer  Advances     100% of P&I    100% of P&I   100% of P&I    100% of P&I   100% of P&I    100% of P&I   100% of P&I
  Recovery  Lag             12 mos       12 mos         12 mos        12 mos        12 mos       12 mos         12 mos


-------------------------------------------------------------------------------
Investors should read the Underwriter's Statement which accompanies these Computational Materials.
Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION
OF  AN   OFFER   TO  BUY  ANY   OFFERED   CERTIFICATES.

FUNCM99C2_RED,                                            Class A2--Price/Yield


--------------------------------------------------------------------------------
CUSIP                    Face             $673,785,678.00  Settle at Pricing
Coupon             6.58  Original Balance $673,785,678.00  Accrual begins 5/1/99
Delay               14   Current Balance  $673,785,678.00   Factor Date      N/A
Stated Maturity     N/A  Factor            1
Type            SEN FIX


YIELD CURVE:  Spread off interpolated node
3MO=4.776, 6MO=4.776, 1YR=4.776, 2YR=5.071, 3YR=5.12133333333, 5YR=5.222,
10YR=5.357, 30YR=5.677

----------------------------------------------------------------------------------------------------------------------------------
     Price       0CPR ym;      10CPR ym;    15CPR ym;     25CPR ym;     50CPR ym;    75CPR ym;     100CPR ym;
               Ext0mo 100%     Ext0mo 100%  Ext0mo 100%   Ext0mo 100%   Ext0mo 100%  Ext0mo 100%   ExtOmo 100%;
                0% rules;       0% rules;    0% rules;    0% rules;     0% rules;    0% rules;     0% rules;
                OCDR, 0%        OCDR, 0%     OCDR, 0%     OCDR, 0%      OCDR, 0%     OCDR, 0%      OCDR, 0%
               adv100% lag0; adv100% lag0;  adv100% lag0; adv100% lagO; adv100% lag0; adv100% lag0; adv100% lag0;
               bp and Loan   bp and Loan    bp and Loan   bp and Loan   bp and Loan   bp and Loan   bp and Loan
                  Yield

----------------------------------------------------------------------------------------------------------------------------------
    100-30+        6.5085       6.5074       6.5069       6.5057      6.5027      6.4996      6.4938
    101-00+        6.5002       6.4990       6.4985       6.4973      6.4941      6.4908      6.4848
    101-02+        6.4919       6.4907       6.4900       6.4888      6.4855      6.4820      6.4757
    101-04+        6.4835       6.4823       6.4817       6.4804      6.4769      6.4732      6.4666
    101-06+        6.4752       6.4739       6.4733       6.4719      6.4683      6.4645      6.4576
    101-08+        6.4669       6.4656       6.4649       6.4635      6.4597      6.4557      6.4485
    101-10+        6.4587       6.4572       6.4565       6.4550      6.4511      6.4469      6.4395
    101-12+        6.4504       6.4489       6.4481       6.4466      6.4425      6.4382      6.4304
    101-14+        6.4421       6.4406       6.4398       6.4382      6.4339      6.4295      6.4214
    101-16+        6.4338       6.4322       6.4314       6.4298      6.4254      6.4207      6.4124
    101-18+        6.4256       6.4239       6.4231       6.4214      6.4168      6.4120      6.4034
    101-20+        6.4173       6.4156       6.4147       6.4130      6.4082      6.4033      6.3944
    101-22+        6.4090       6.4073       6.4064       6.4046      6.3997      6.3946      6.3854
    101-24+        6.4008       6.3990       6.3981       6.3962      6.3912      6.3859      6.3764
    101-26+        6.3926       6.3907       6.3897       6.3878      6.3826      6.3772      6.3674
    101-28+        6.3843       6.3824       6.3814       6.3794      6.3741      6.3685      6.3584
    101-30+        6.3761       6.3741       6.3731       6.3711      6.3656      6.3598      6.3494
----------------------------------------------------------------------------------------------------------------------------------


Spread @ Center Price          108          108          108             108            108             108           108
             WAL             10.55724      10.45827     10.40734        10.30630      10.04414         9.78161       9.34329
        Mod Durn              7.420        7.370        7.345           7.294          7.162           7.029         6.802
   Mod Convexity              0.676        0.666        0.661           0.651          0.625           0.599         0.557
Principal Window              Dec08 to    Sep08 to     Aug08 to        Jul08 to      Jun08 to         Apr08 to      Feb08 to
                              Apr10       Apr10        Apr10           Mar10         Feb10            Nov09         Feb09
   Maturity #mos               131          131          131             130            129             126           117
Total Collat Loss          0.00 (0.00%)  0.00 (0.00%)  0.00 (0.00%)    0.00 (0.00%)   0.00 (0.00%)    0.00 (0.00%)   0.00 (0.00%)

Loan Overrides Apply


          Prepay             At 0 CPR      At 10 CPR       At 15 CPR       At 25 CPR       At 50 CPR       At 75 CPR     At 100 CPR
       No prepays         During any YM  During any YM    During any YM   During any YM  During any YM  During any YM During any YM
Lockout and penalties        Include       Include          Include         Include        Include         Include        Include
                             penalty       penalty          penalty         penalty        penalty         penalty        penalty
Extension, if balloon        12 month     12 month          12 month       12 month        12 month       12 month       12 month
      Increase Coupon
      Pay Exten Princ

         Default             At 0 CDR      At 0 CDR         At 0 CDR        At 0 CDR       At 0 CDR        At 0 CDR        At 0 CDR
   Loss Severity                0             0                0               0              0               0               0
Servicer Advances          100% of P&I   100% of P&I       100% of P&I     100% of P&I    100% of P&I     100% of P&I    100% of P&I
    Recovery Lag                0 mos         0 mos            0 mos           0 mos          0 mos           0 mos           0 mos

Optional Redemption


-------------------------------------------------------------------------------
Investors should read the Underwriter's Statement which accompanies these Computational Materials.
Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

FUNCM99C2_RED, Class A2--Price/Yield

--------------------------------------------------------------------------------
CUSIP                    Face             $673,785,678.00  Settle at Pricing
Coupon            6.58   Original Balance $673,785,678.00  Accrual begins 5/1/99
Delay              14    Current Balance  $673,785,678.00  Factor Date   N/A
Stated Maturity    N/A   Factor            1
Type            SEN FIX

YIELD CURVE:  Spread off interpolated node
3MO=4.776, 6MO=4.776, 1YR=4.776, 2YR=5.071, 3YR=5.12133333333, 5YR=5.222,
10YR=5.357, 30YR=5.677


--------------------------------------------------------------------------------------------------------------------------------
 Price         0CPR ym;      10CPR ym;    15CPR ym;     25CPR ym;   50CPR ym;    75CPR ym;     100CPR ym;
             Ext0mo 100%     Ext0mo 100%  Ext0mo 100%   Ext0mo 100% Ext0mo 100%  Ext0mo 100%   ExtOmo 100%;
              0% rules;       0% rules;    0% rules;    0% rules;    0% rules;    0% rules;    0% rules;
              OCDR, 0%        OCDR, 0%     OCDR, 0%     OCDR, 0%     OCDR, 0%     OCDR, 0%     OCDR, 0%
             adv100% lag0; adv100% lag0;  adv100% lag0; adv100% lag0; adv100% lag0; adv100% lag0;  adv100% lag0;
             bp and Loan   bp and Loan   bp and Loan   bp and Loan   bp and Loan   bp and Loan   bp and Loan
                Yield
--------------------------------------------------------------------------------------------------------------------------------
    100-30+        6.5016       6.5010       6.5007       6.5002      6.4987      6.4974      6.4938
    101-00+        6.4929       6.4923       6.4920       6.4914      6.4899      6.4885      6.4847
    101-02+        6.4842       6.4836       6.4833       6.4827      6.4811      6.4796      6.4757
    101-04+        6.4756       6.4749       6.4746       6.4739      6.4723      6.4708      6.4666
    101-06+        6.4669       6.4662       6.4659       6.4652      6.4635      6.4619      6.4576
    101-08+        6.4583       6.4575       6.4572       6.4565      6.4547      6.4530      6.4485
    101-10+        6.4496       6.4489       6.4485       6.4477      6.4459      6.4442      6.4395
    101-12+        6.4410       6.4402       6.4398       6.4390      6.4371      6.4353      6.4304
    101-14+        6.4324       6.4315       6.4311       6.4303      6.4283      6.4265      6.4214
    101-16+        6.4237       6.4229       6.4225       6.4216      6.4195      6.4176      6.4124
    101-18+        6.4151       6.4142       6.4138       6.4129      6.4108      6.4088      6.4033
    101-20+        6.4065       6.4056       6.4051       6.4043      6.4020      6.4000      6.3943
    101-22+        6.3979       6.3970       6.3965       6.3956      6.3933      6.3911      6.3853
    101-24+        6.3893       6.3883       6.3878       6.3869      6.3845      6.3823      6.3763
    101-26+        6.3807       6.3797       6.3792       6.3782      6.3758      6.3735      6.3674
    101-28+        6.3721       6.3711       6.3706       6.3696      6.3670      6.3647      6.3584
    101-30+        6.3636       6.3625       6.3620       6.3609      6.3583      6.3559      6.3494
-----------------------------------------------------------------------------------------------------------------------------------


Spread @ Center Price         108         108          108          108          108         108         108
             WAL            9.95346     9.90397      9.88016      9.83320      9.71646     9.61292     9.34259
        Mod Durn             7.116       7.091        7.079        7.055        6.996       6.943       6.801
   Mod Convexity             0.616       0.611        0.609        0.604        0.593       0.583       0.557
Principal Window             Jun08       Jun08        Jun08        Jun08        May08       Apr08        Feb08
                           to Mar10     to Jan10     to Jan10     to Dec09    to Oct09     to Jun09     to Feb09
   Maturity #mos              130         128          128          127          125         121         117
Total Collat Loss         0.00 (0.00%)0.00 (0.00%) 0.00 (0.00%) 0.00 (0.00%) 0.00 (0.00%)0.00 (0.00%)      0.00 (0.00%)

Loan Overrides Apply

          Prepay          At 0 CPR     At 10 CPR     At 15 CPR    At 25 CPR    At 50 CPR   At 75 CPR     At 100 CPR
       No prepays          During        During        During       During      During      During         During
                            any YM       any YM         any YM       any YM      any YM      any YM         any YM

Lockout and penalties        Include     Include       Include     Include     Include      Include        Include
                             penalty     penalty       penalty     penalty     penalty      penalty        penalty

Extension, if balloon    12 month 50% 12 month 50%  12 month 50% 12 month 50% 12 month 50% 12 month 50%  12 month 50%
      Increase Coupon
      Pay Exten Princ

         Default            At 0 CDR     At 0 CDR      At 0 CDR     At 0 CDR     At 0 CDR     At 0 CDR    At 0 CDR
   Loss Severity               0            0             0            0            0            0           0
Servicer Advances       100% of P&I     100% of P&I  100% of P&I   100% of P&I  100% of P&I  100% of P&I 100% of P&I
    Recovery Lag                0 mos       0 mos         0 mos        0 mos        0 mos        0 mos       0 mos

Optional Redemption

------------------------------------------------------------------------------
Investors should read the Underwriter's Statement which accompanies these Computational Materials.
Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

FUNCM99C2_RED, Class A2--Price/Yield

--------------------------------------------------------------------------------
CUSIP                    Face             $673,785,678.00  Settle at Pricing
Coupon             6.58  Original Balance $673,785,678.00  Accrual begins 5/1/99
Delay               14   Current Balance  $673,785,678.00  Factor Date      N/A
Stated Maturity     N/A  Factor            1
Type            SEN FIX

YIELD CURVE:  Spread off interpolated node
3MO=4.776, 6MO=4.776, 1YR=4.776, 2YR=5.071, 3YR=5.12133333333, 5YR=5.222,
10YR=5.357, 30YR=5.677



          OCPR ym; Ext0mo   OCPR ym; Ext0mo  OCPR ym; Ext0mo  OCPR ym; Ext0mo   OCPR ym; Ext0mo  OCPR ym; Ext0mo
           100% 0% rules;    100% 0% rules;   100% 0% rules;    100% 0% rules;   100% 0% rules;    100% 0% rules;
           1CDR, 75% adv100% 3CDR, 75%adv100% 5CDR,75%adv100%   1CDR,50%adv100%   3CDR,50%adv100%   5CDR,50%adv100%
              lag12;bp            lag12;bp      lag12;bp        lag12;bp          lag12;bp          lag12;bp
Price          Yield

  100-30+          6.4972           6.4973            6.4284           6.4966           6.4941       6.4905
  101-00+          6.4883           6.4884            6.4198           6.4877           6.4850       6.4813
  101-02+          6.4794           6.4795            6.4111           6.4788           6.4760       6.4720
  101-04+          6.4705           6.4706            6.4024           6.4699           6.4669       6.4628
  101-06+          6.4616           6.4618            6.3938           6.4610           6.4579       6.4536
  101-08+          6.4527           6.4529            6.3851           6.4521           6.4488       6.4443
  101-10+          6.4439           6.4440            6.3765           6.4432           6.4398       6.4351
  101-12+          6.4350           6.4352            6.3678           6.4343           6.4308       6.4259
  101-14+          6.4261           6.4263            6.3592           6.4254           6.4218       6.4167
  101-16+          6.4173           6.4175            6.3506           6.4165           6.4128       6.4075
  101-18+          6.4084           6.4086            6.3420           6.4076           6.4038       6.3984
  101-20+          6.3996           6.3998            6.3333           6.3988           6.3948       6.3892
  101-22+          6.3908           6.3910            6.3247           6.3899           6.3858       6.3800
  101-24+          6.3820           6.3822            6.3161           6.3811           6.3768       6.3709
  101-26+          6.3731           6.3734            6.3076           6.3722           6.3678       6.3617
  101-28+          6.3643           6.3646            6.2990           6.3634           6.3589       6.3526
  101-30+          6.3555           6.3558            6.2904           6.3546           6.3499       6.3434


Spread @ Center Price         108              108               100              108              108               108
             WAL            9.59712          9.60805          10.08577          9.55718          9.38001           9.14834
        Mod Durn             6.935            6.940             7.115            6.914            6.814             6.679
   Mod Convexity             0.581            0.582             0.627            0.577            0.561             0.541
Principal Window        May08 to Apr09   Aug07 to May09    Nov06 to Feb29   Sep07 to Apr09   Dec05 to Apr09    Dec04 to May09
   Maturity #mos              119              120               357              119              119               120
Total Collat Loss       73,839,745.15     203,790,936.55   313,243,114.10     49,250,478.92   135,911,881.18    208,889,402.11
                            (6.25%)         (17.25%)           (26.51%)         (4.17%)          (11.50%)         (17.68%)

          Prepay           At 0 CPR         At 0 CPR          At 0 CPR         At 0 CPR         At 0 CPR          At 0 CPR
      No prepays         During any YM    During any YM     During any YM    During any YM    During any YM     During any YM
Lockout and penalties  Include penalty  Include penalty   Include penalty  Include penalty  Include penalty   Include penalty

Extension, if balloon        None             None              None             None             None              None
 Increase Coupon
 Pay Exten Princ

         Default           At 1 CDR         At 3 CDR          At 5 CDR         At 1 CDR         At 3 CDR        At 5 CDR
   Loss Severity             0.75             0.75              0.75              0.5              0.5             0.5
Servicer Advances        100% of P & I    100% of P & I     100% of P & I    100% of P & I    100% of P & I     100% of P & I
    Recovery Lag             12 mos           12 mos            12 mos           12 mos           12 mos         12 mos

Optional Redemption

Investors should read the Underwriter's Statement which accompanies these Computational Materials.
Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.















                            UNDERWRITERS' STATEMENT
                            COMPUTATIONAL MATERIALS
                FIRST UNION NATIONAL BANK- CHASE MANHATTAN BANK
                           COMMERCIAL MORTGAGE TRUST-
                 COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES
                                 SERIES 1999-C2

-------------------------------------------------------------------------------
The attached tables and statistical analysis (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by First Union Capital Markets Corp. and Chase Securities Inc. (collectively, the "Underwriter") and not by the issuer of the certificates identified above (the "Offered Certificates") or any other party. The issuer of the Offered Certificates has not prepared or taken part in the preparation of these materials. None of the Underwriters, the issuer of the Offered Certificates, or any other party makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated herein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials reflect future performance. These Computational Materials should not be construed as either a prediction or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment and other assumptions and actual experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the Offered Certificates may differ from those shown in the Computational Materials due to difference between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the Offered Certificates has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Offered
Certificates has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Offered Certificates in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered Certificates for definitive terms of the Offered Certificates and the collateral.

Please be advised that mortgage-backed and/or asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in these Offered Certificates.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

FUNCM99C2_RED, Class A2--Price/Yield

--------------------------------------------------------------------------------------------------------------------
CUSIP                                   Face                $673,785,678.00   Settle at Pricing
Coupon                      6.58        Original Balance    $673,785,678.00   Accrual begins           5/1/99
Delay                        14         Current Balance     $673,785,678.00   Factor Date               N/A
Stated Maturity             N/A         Factor                     1
Type                      SEN FIX


YIELD CURVE:  Spread off interpolated node
3MO=4.776, 6MO=4.776, 1YR=4.776, 2YR=5.071, 3YR=5.12133333333,
5YR=5.222, 10YR=5.357, 30YR=5.677

--------------------------------------------------------------------------------------------------------------------
                                                                                                     100 CPR;
                          OCPR; Ex0mo      25CPR; Ext0mo        50CPR; Ext0mo     75CPR; Ext0mo        Ext0mo 100%
                         100%, 0% rules;   100%, 0% rules;      100% 0% rules;    100% 0% rules;       0% rules;
                             OCDR, 0%        OCDR, 0%            OCDR, 0%          OCDR, 0%           OCDR, 0%
                           adv100% lag12;    adv100%lag12;       adv00%lag12;     adv100%lag12;       adv100%lag12;
                               bp               bp                  bp                bp                   bp
      Price                  Yield
---------------------------------------------------------------------------------------------------------------------
      100-30+              6.4970             6.5040             6.4997             6.4953             6.4920
      101-00+              6.4881             6.4949             6.4906             6.4861             6.4827
      101-02+              6.4792             6.4859             6.4814             6.4770             6.4734
      101-04+              6.4703             6.4768             6.4723             6.4678             6.4641
      101-06+              6.4614             6.4677             6.4631             6.4586             6.4548
      101-08+              6.4526             6.4587             6.4540             6.4494             6.4455
      101-10+              6.4437             6.4497             6.4449             6.4403             6.4362
      101-12+              6.4348             6.4406             6.4358             6.4311             6.4270
      101-14+              6.4259             6.4316             6.4266             6.4220             6.4177
      101-16+              6.4171             6.4226             6.4175             6.4128             6.4084
      101-18+              6.4082             6.4136             6.4084             6.4037             6.3992
      101-20+              6.3994             6.4046             6.3994             6.3946             6.3899
      101-22+              6.3906             6.3956             6.3903             6.3855             6.3807
      101-24+              6.3817             6.3866             6.3812             6.3764             6.3715
      101-26+              6.3729             6.3776             6.3721             6.3673             6.3622
      101-28+              6.3641             6.3686             6.3631             6.3582             6.3530
      101-30+              6.3553             6.3596             6.3540             6.3491             6.3438

     Spread @ Center        108                109                109                109                109
               Price
                 WAL      9.58679            9.36067            9.25383            9.20838            9.04353
            Mod Durn       6.930              6.803              6.742              6.717              6.629
       Mod Convexity       0.580              0.559              0.550              0.546              0.530
    Principal Window   Jun08 to Apr09     Dec05 to Apr09     Mar05 to Mar09     Oct04 to Mar09     Sep04 to Jan09
       Maturity #mos        119                119                118                118                116
   Total Collat Loss    0.00 (0.00%)       0.00 (0.00%)       0.00 (0.00%)       0.00 (0.00%)       0.00 (0.00%)

              Prepay      At 0 CPR          At 25 CPR          At 50 CPR          At 75 CPR          At 100 CPR
          No prepays
         Lockout and  Include  penalty  Include  penalty  Include penalty       Include penalty    Include penalty
           penalties

       Extension, if        None               None               None               None               None
             balloon
                        Increase Coupon
     Pay Exten Princ

             Default      At 0 CDR           At 0 CDR           At 0 CDR           At 0 CDR           At 0 CDR
       Loss Severity         0                  0                  0                  0                  0
   Servicer Advances   100% of P & I      100% of P & I      100% of P & I      100% of P & I      100% of P & I
        Recovery Lag       12 mos             12 mos             12 mos             12 mos             12 mos

 Optional Redemption


-------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.


FUNCM99C2_RED, Class B--Price/Yield

CUSIP                                   Face                 $47,261,182.00   Settle at Pricing
Coupon                      6.7         Original Balance     $47,261,182.00   Accrual begins           5/1/99
Delay                        14         Current Balance      $47,261,182.00   Factor Date               N/A
Stated Maturity             N/A         Factor                     1
Type                      JUN FIX


YIELD CURVE:  Spread off interpolated node
3MO=4.776, 6MO=4.776, 1YR=4.776, 2YR=5.071, 3YR=5.12133333333, 5YR=5.222,
10YR=5.357, 30YR=5.677

--------------------------------------------------------------------------------------------------------------------
       Price         0CPR; Ext0mo 100%     25CPR; Ext0mo      50CPR; Ext0mo     75CPR; Ext0mo      100CPR; Ext0mo 100%
                     100%, 0% rules;      100% 0% rules;      100% 0% rules;    100% 0% rules;     100% 0% rules;
                      OCDR, 0%               OCDR, 0%           OCDR, 0%         OCDR, 0%            OCDR, 0%
                     adv100% lag12;      adv100%lag12;       adv100% lag12;     adv100%lag12;       adv100%lag12;
                           bp                  bp                  bp                bp                 bp
                         Yield
-----------------------------------------------------------------------------------------------------------------------
      100-30+              6.6228             6.6230             6.6227             6.6222             6.6205
      101-00+              6.6140             6.6143             6.6140             6.6134             6.6116
      101-02+              6.6053             6.6055             6.6052             6.6046             6.6028
      101-04+              6.5965             6.5968             6.5965             6.5958             6.5939
      101-06+              6.5878             6.5881             6.5877             6.5871             6.5850
      101-08+              6.5791             6.5793             6.5790             6.5783             6.5762
      101-10+              6.5703             6.5706             6.5703             6.5695             6.5674
      101-12+              6.5616             6.5619             6.5615             6.5608             6.5585
      101-14+              6.5529             6.5532             6.5528             6.5521             6.5497
      101-16+              6.5442             6.5445             6.5441             6.5433             6.5409
      101-18+              6.5355             6.5358             6.5354             6.5346             6.5321
      101-20+              6.5268             6.5271             6.5267             6.5259             6.5233
      101-22+              6.5181             6.5184             6.5180             6.5172             6.5145
      101-24+              6.5095             6.5097             6.5093             6.5085             6.5057
      101-26+              6.5008             6.5011             6.5007             6.4998             6.4969
      101-28+              6.4921             6.4924             6.4920             6.4911             6.4881
      101-30+              6.4835             6.4838             6.4833             6.4824             6.4794

     Spread @ Center        120                120                120                120                120
               Price
                 WAL      9.90278            9.90278            9.89119            9.85043            9.72057
            Mod Durn       7.053              7.053              7.047              7.026              6.960
       Mod Convexity       0.606              0.606              0.605              0.601              0.588
    Principal Window   Apr09 to Apr09     Apr09 to Apr09     Mar09 to Apr09     Mar09 to Apr09     Jan09 to Feb09
       Maturity #mos        119                119                119                119                117
   Total Collat Loss    0.00 (0.00%)       0.00 (0.00%)       0.00 (0.00%)       0.00 (0.00%)       0.00 (0.00%)

              Prepay      At 0 CPR          At 25 CPR          At 50 CPR          At 75 CPR          At 100 CPR
          No prepays
         Lockout and   Include  penalty   Include  penalty    Include penalty   Include penalty     Include penalty
           penalties

       Extension, if        None               None               None               None               None
             balloon
                        Increase Coupon
     Pay Exten Princ

             Default      At 0 CDR           At 0 CDR           At 0 CDR           At 0 CDR           At 0 CDR
       Loss Severity         0                  0                  0                  0                  0
   Servicer Advances   100% of P & I      100% of P & I      100% of P & I      100% of P & I      100% of P & I
        Recovery Lag       12 mos             12 mos             12 mos             12 mos             12 mos

Optional Redemption

Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

FUNCM99C2_RED, Class C--Price/Yield

--------------------------------------------------------------------------------------------------------------------
CUSIP                                   Face                 $62,030,300.00   Settle at Pricing
Coupon                      6.76        Original Balance     $62,030,300.00   Accrual begins           5/1/99
Delay                        14         Current Balance      $62,030,300.00   Factor Date               N/A
Stated Maturity             N/A         Factor                     1
Type                      JUN FIX
----------------------------------------

YIELD CURVE:  Spread off interpolated node
3MO=4.776, 6MO=4.776, 1YR=4.776, 2YR=5.071, 3YR=5.12133333333, 5YR=5.222,
10YR=5.357, 30YR=5.677


--------------------------------------------------------------------------------------------------------------------
       Price         0CPR; Ext0mo 100%     25CPR; Ext0mo      50CPR; Ext0mo     75CPR; Ext0mo      100CPR; Ext0mo 100%
                     100%, 0% rules;      100% 0% rules;      100% 0% rules;    100% 0% rules;     100% 0% rules;
                      OCDR, 0%               OCDR, 0%           OCDR, 0%         OCDR, 0%            OCDR, 0%
                     adv100% lag12;      adv100%lag12;       adv100% lag12;     adv100%lag12;       adv100%lag12;
                           bp                  bp                  bp                bp                 bp
                         Yield
-----------------------------------------------------------------------------------------------------------------------
       100-14              6.7564             6.7566             6.7565             6.7564             6.7552
       100-16              6.7475             6.7478             6.7476             6.7476             6.7462
       100-18              6.7387             6.7390             6.7388             6.7387             6.7373
       100-20              6.7299             6.7301             6.7300             6.7299             6.7283
       100-22              6.7211             6.7213             6.7211             6.7211             6.7194
       100-24              6.7123             6.7125             6.7123             6.7123             6.7105
       100-26              6.7035             6.7037             6.7035             6.7035             6.7016
       100-28              6.6947             6.6949             6.6947             6.6947             6.6927
       100-30              6.6859             6.6861             6.6859             6.6859             6.6838
       101-00              6.6771             6.6773             6.6772             6.6771             6.6749
       101-02              6.6683             6.6686             6.6684             6.6683             6.6660
       101-04              6.6595             6.6598             6.6596             6.6596             6.6571
       101-06              6.6508             6.6510             6.6509             6.6508             6.6483
       101-08              6.6420             6.6423             6.6421             6.6420             6.6394
       101-10              6.6333             6.6335             6.6334             6.6333             6.6306
       101-12              6.6245             6.6248             6.6246             6.6246             6.6217
       101-14              6.6158             6.6161             6.6159             6.6158             6.6129

     Spread @ Center        133                133                133                133                133
               Price
                 WAL      9.90523            9.90278            9.90278            9.90278            9.73611
            Mod Durn       7.024              7.022              7.022              7.022              6.939
       Mod Convexity       0.602              0.602              0.602              0.602              0.586
    Principal Window   Apr09 to May09     Apr09 to Apr09     Apr09 to Apr09     Apr09 to Apr09     Feb09 to Feb09
       Maturity #mos        120                119                119                119                117
   Total Collat Loss    0.00 (0.00%)       0.00 (0.00%)       0.00 (0.00%)       0.00 (0.00%)       0.00 (0.00%)

              Prepay      At 0 CPR          At 25 CPR          At 50 CPR          At 75 CPR          At 100 CPR
          No prepays
         Lockout and   Include penalty   Include  penalty   Include penalty      Include penalty    Include penalty
           penalties

       Extension, if        None               None               None               None               None
             balloon
     Increase Coupon
     Pay Exten Princ

             Default      At 0 CDR           At 0 CDR           At 0 CDR           At 0 CDR           At 0 CDR
       Loss Severity         0                  0                  0                  0                  0
   Servicer Advances   100% of P & I      100% of P & I      100% of P & I      100% of P & I      100% of P & I
        Recovery Lag       12 mos             12 mos             12 mos             12 mos             12 mos

Optional Redemption


-------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

FUNCM99C2_RED, Class D--Price/Yield

--------------------------------------------------------------------------------------------------------------------
CUSIP                                   Face                 $14,769,120.00   Settle at Pricing
Coupon                      6.86        Original Balance     $14,769,120.00   Accrual begins           5/1/99
Delay                        14         Current Balance      $14,769,120.00   Factor Date               N/A
Stated Maturity             N/A         Factor                     1
Type                      JUN FIX


----------------------------------------
YIELD CURVE:  Spread off interpolated node
3MO=4.776, 6MO=4.776, 1YR=4.776, 2YR=5.071, 3YR=5.12133333333, 5YR=5.222,
10YR=5.357, 30YR=5.677




-----------------------------------------------------------------------------------------------------------------------
       Price         0CPR; Ext0mo 100%     25CPR; Ext0mo      50CPR; Ext0mo     75CPR; Ext0mo      100CPR; Ext0mo 100%
                     100%, 0% rules;      100% 0% rules;      100% 0% rules;    100% 0% rules;     100% 0% rules;
                      OCDR, 0%               OCDR, 0%           OCDR, 0%         OCDR, 0%            OCDR, 0%
                     adv100% lag12;      adv100%lag12;       adv100% lag12;     adv100%lag12;       adv100%lag12;
                           bp                  bp                  bp                bp                 bp
                         Yield
-----------------------------------------------------------------------------------------------------------------------
       99-30+              6.9274             6.9276             6.9274             6.9273             6.9269
      100-00+              6.9186             6.9186             6.9184             6.9184             6.9178
      100-02+              6.9097             6.9097             6.9095             6.9094             6.9088
      100-04+              6.9008             6.9008             6.9006             6.9005             6.8998
      100-06+              6.8920             6.8919             6.8917             6.8916             6.8908
      100-08+              6.8831             6.8829             6.8828             6.8827             6.8817
      100-10+              6.8742             6.8740             6.8739             6.8738             6.8727
      100-12+              6.8654             6.8652             6.8650             6.8649             6.8637
      100-14+              6.8566             6.8563             6.8561             6.8560             6.8547
      100-16+              6.8477             6.8474             6.8472             6.8471             6.8458
      100-18+              6.8389             6.8385             6.8383             6.8383             6.8368
      100-20+              6.8301             6.8297             6.8295             6.8294             6.8278
      100-22+              6.8213             6.8208             6.8206             6.8205             6.8188
      100-24+              6.8125             6.8119             6.8118             6.8117             6.8099
      100-26+              6.8037             6.8031             6.8029             6.8028             6.8009
      100-28+              6.7949             6.7943             6.7941             6.7940             6.7920
      100-30+              6.7861             6.7854             6.7852             6.7852             6.7831

     Spread @ Center        150                150                150                150                150
               Price
                 WAL      9.98611            9.90278            9.90278            9.90278            9.73611
            Mod Durn       7.020              6.979              6.979              6.979              6.896
       Mod Convexity       0.604              0.596              0.596              0.596              0.581
    Principal Window   May09 to May09     Apr09 to Apr09     Apr09 to Apr09     Apr09 to Apr09     Feb09 to Feb09
       Maturity #mos        120                119                119                119                117
   Total Collat Loss    0.00 (0.00%)       0.00 (0.00%)       0.00 (0.00%)       0.00 (0.00%)       0.00 (0.00%)

              Prepay      At 0 CPR          At 25 CPR          At 50 CPR          At 75 CPR          At 100 CPR
          No prepays
         Lockout and   Include  penalty   Include  penalty    Include penalty    Include penalty    Include penalty
           penalties

       Extension, if        None               None               None               None               None
             balloon
     Increase Coupon
     Pay Exten Princ

             Default      At 0 CDR           At 0 CDR           At 0 CDR           At 0 CDR           At 0 CDR
       Loss Severity         0                  0                  0                  0                  0
   Servicer Advances   100% of P & I      100% of P & I      100% of P & I      100% of P & I      100% of P & I
        Recovery Lag       12 mos             12 mos             12 mos             12 mos             12 mos

Optional Redemption

-------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

FUNCM99C2_RED, Class E--Price/Yield

--------------------------------------------------------------------------------------------------------------------
CUSIP                                   Face                 $41,353,533.00   Settle at Pricing
Coupon                       0          Original Balance     $41,353,533.00   Accrual begins           5/1/99
Delay                        14         Current Balance      $41,353,533.00   Factor Date               N/A
Stated Maturity             N/A         Factor                     1
Type                      JUN WAC


YIELD CURVE:  Spread off interpolated node
3MO=4.776, 6MO=4.776, 1YR=4.776, 2YR=5.071, 3YR=5.12133333333, 5YR=5.222,
10YR=5.357, 30YR=5.677


--------------------------------------------------------------------------------------------------------------------
       Price         0CPR; Ext0mo 100%     25CPR; Ext0mo      50CPR; Ext0mo     75CPR; Ext0mo      100CPR; Ext0mo 100%
                     100%, 0% rules;      100% 0% rules;      100% 0% rules;    100% 0% rules;     100% 0% rules;
                      OCDR, 0%               OCDR, 0%           OCDR, 0%         OCDR, 0%            OCDR, 0%
                     adv100% lag12;      adv100%lag12;       adv100% lag12;     adv100%lag12;       adv100%lag12;
                           bp                  bp                  bp                bp                 bp
                         Yield
-----------------------------------------------------------------------------------------------------------------------

       99-25+              7.4293             7.4281             7.4265             7.4259             7.4246
       99-27+              7.4202             7.4189             7.4173             7.4168             7.4153
       99-29+              7.4111             7.4098             7.4082             7.4077             7.4061
       99-31+              7.4020             7.4007             7.3991             7.3985             7.3968
      100-01+              7.3929             7.3916             7.3899             7.3894             7.3876
      100-03+              7.3839             7.3825             7.3808             7.3803             7.3784
      100-05+              7.3748             7.3734             7.3717             7.3712             7.3692
      100-07+              7.3657             7.3643             7.3626             7.3621             7.3599
      100-09+              7.3567             7.3553             7.3536             7.3530             7.3507
      100-11+              7.3476             7.3462             7.3445             7.3439             7.3415
      100-13+              7.3386             7.3371             7.3354             7.3348             7.3323
      100-15+              7.3296             7.3281             7.3263             7.3257             7.3232
      100-17+              7.3206             7.3190             7.3173             7.3166             7.3140
      100-19+              7.3115             7.3100             7.3082             7.3076             7.3048
      100-21+              7.3025             7.3010             7.2992             7.2985             7.2957
      100-23+              7.2935             7.2919             7.2901             7.2895             7.2865
      100-25+              7.2846             7.2829             7.2811             7.2804             7.2774

     Spread @ Center        200                200                200                200                200
               Price
                 WAL      9.98611            9.94457            9.92498            9.90743            9.73611
            Mod Durn       6.861              6.843              6.834              6.826              6.745
       Mod Convexity       0.584              0.581              0.579              0.577              0.562
    Principal Window   May09 to May09     Apr09 to May09     Apr09 to May09     Apr09 to May09     Feb09 to Feb09
       Maturity #mos        120                120                120                120                117
   Total Collat Loss    0.00 (0.00%)       0.00 (0.00%)       0.00 (0.00%)       0.00 (0.00%)       0.00 (0.00%)

              Prepay      At 0 CPR          At 25 CPR          At 50 CPR          At 75 CPR          At 100 CPR
          No prepays
         Lockout and    Include  penalty   Include  penalty  Include penalty    Include penalty    Include penalty
           penalties

       Extension, if        None               None               None               None               None
             balloon
     Increase Coupon
     Pay Exten Princ

             Default      At 0 CDR           At 0 CDR           At 0 CDR           At 0 CDR           At 0 CDR
       Loss Severity         0                  0                  0                  0                  0
   Servicer Advances   100% of P & I      100% of P & I      100% of P & I      100% of P & I      100% of P & I
        Recovery Lag       12 mos             12 mos             12 mos             12 mos             12 mos

                    Optional Redemption

-------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these Computational Materials.


Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.


FUNCM99C2_RED, Class F--Price/Yield

--------------------------------------------------------------------------------------------------------------------
CUSIP                                   Face                 $17,722,943.00   Settle at Pricing
Coupon                       0          Original Balance     $17,722,943.00   Accrual begins           5/1/99
Delay                        14         Current Balance      $17,722,943.00   Factor Date               N/A
Stated Maturity             N/A         Factor                     1
Type                      JUN WAC



YIELD CURVE:  Spread off interpolated node
3MO=4.776, 6MO=4.776, 1YR=4.776, 2YR=5.071, 3YR=5.12133333333, 5YR=5.222,
10YR=5.357, 30YR=5.677

--------------------------------------------------------------------------------------------------------------------
       Price         0CPR; Ext0mo 100%     25CPR; Ext0mo      50CPR; Ext0mo     75CPR; Ext0mo      100CPR; Ext0mo 100%
                     100%, 0% rules;      100% 0% rules;      100% 0% rules;    100% 0% rules;     100% 0% rules;
                      OCDR, 0%               OCDR, 0%           OCDR, 0%         OCDR, 0%            OCDR, 0%
                     adv100% lag12;      adv100%lag12;       adv100% lag12;     adv100%lag12;       adv100%lag12;
                           bp                  bp                  bp                bp                 bp
                         Yield
-----------------------------------------------------------------------------------------------------------------------
       94-01+              8.2873             8.2988             8.2969             8.2962             8.3102
       94-03+              8.2776             8.2889             8.2871             8.2864             8.3002
       94-05+              8.2679             8.2791             8.2772             8.2765             8.2902
       94-07+              8.2582             8.2693             8.2674             8.2667             8.2802
       94-09+              8.2485             8.2595             8.2576             8.2569             8.2702
       94-11+              8.2389             8.2497             8.2478             8.2471             8.2603
       94-13+              8.2292             8.2399             8.2380             8.2373             8.2503
       94-15+              8.2196             8.2301             8.2282             8.2275             8.2404
       94-17+              8.2099             8.2203             8.2185             8.2178             8.2304
       94-19+              8.2003             8.2105             8.2087             8.2080             8.2205
       94-21+              8.1906             8.2008             8.1989             8.1982             8.2106
       94-23+              8.1810             8.1910             8.1892             8.1885             8.2006
       94-25+              8.1714             8.1813             8.1795             8.1787             8.1907
       94-27+              8.1618             8.1716             8.1697             8.1690             8.1808
       94-29+              8.1522             8.1618             8.1600             8.1593             8.1709
       94-31+              8.1426             8.1521             8.1503             8.1496             8.1611
       95-01+              8.1331             8.1424             8.1406             8.1399             8.1512

     Spread @ Center        285                286                286                286                288
               Price
                 WAL      10.19134           9.98611            9.98611            9.98611            9.73611
            Mod Durn       6.828              6.737              6.738              6.738              6.624
       Mod Convexity       0.586              0.569              0.569              0.569              0.547
    Principal Window   May09 to Sep09     May09 to May09     May09 to May09     May09 to May09     Feb09 to Feb09
       Maturity #mos        124                120                120                120                117
   Total Collat Loss    0.00 (0.00%)       0.00 (0.00%)       0.00 (0.00%)       0.00 (0.00%)       0.00 (0.00%)

              Prepay      At 0 CPR          At 25 CPR          At 50 CPR          At 75 CPR          At 100 CPR
          No prepays
         Lockout and  Include  penalty  Include  penalty   Include penalty      Include penalty     Include penalty
           penalties

       Extension, if        None               None               None               None               None
             balloon
     Increase Coupon
     Pay Exten Princ

             Default      At 0 CDR           At 0 CDR           At 0 CDR           At 0 CDR           At 0 CDR
       Loss Severity         0                  0                  0                  0                  0
   Servicer Advances   100% of P & I      100% of P & I      100% of P & I      100% of P & I      100% of P & I
        Recovery Lag       12 mos             12 mos             12 mos             12 mos             12 mos

Optional Redemption

-------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.















                             UNDERWRITERS' STATEMENT
                             COMPUTATIONAL MATERIALS

                 FIRST UNION NATIONAL BANK- CHASE MANHATTAN BANK
                           COMMERCIAL MORTGAGE TRUST-
                  COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES
                                 SERIES 1999-C2
________________________________________________________________________________
The attached tables and statistical analysis (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by First Union Capital Markets Corp. and Chase Securities Inc. (collectively, the "Underwriter") and not by the issuer of the certificates identified above (the "Offered Certificates") or any other party. The issuer of the Offered Certificates has not prepared or taken part in the preparation of these materials. None of the Underwriters, the issuer of the Offered Certificates, or any other party makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated herein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials reflect future performance. These Computational Materials should not be construed as either a prediction or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment and other assumptions and actual experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the Offered Certificates may differ from those shown in the Computational Materials due to difference between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the Offered Certificates has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Offered
Certificates has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Offered Certificates in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered Certificates for definitive terms of the Offered Certificates and the collateral.

Please be advised that mortgage-backed and/or asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in these Offered Certificates.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

FUNCM99C2_RED, CLASS A2--PRICE/YIELD

------------------------------------------------------
CUSIP
Coupon                                6.58
Delay                                  14
Stated Maturity                        N/A
Type                                 SEN FIX
------------------------------------------------------

------------------------------------------------------
Face                             $673,785,678.00
Original Balance                 $673,785,678.00
Current Balance                  $673,785,678.00
Factor                                  1
------------------------------------------------------

------------------------------------------------------
Settle at Pricing
Accrual begins                       5/1/99
Factor Date                            N/A
------------------------------------------------------
YIELD CURVE:  Spread off interpolated node
3MO=4.776,  6MO=4.776,  1YR=4.776,  2YR=5.071,   3YR=5.12133333333,   5YR=5.222,
10YR=5.357, 30YR=5.677


-----------------------------------  ----------------------  --------------------  -------------------  -----------------------
                                                              0CPR; EXT0MO 100%    0CPR; EXT0MO 100%
                                       0CPR; EXT0MO 100%          0% RULES;            0% RULES;          0CPR; EXT0MO 100%
                                     0% RULES; .5CDR, 40%     1CDR, 40% ADV100%       1.5CDR, 40%        0% RULES; 2CDR, 40%
              PRICE                    ADV100% LAG12; BP          LAG12; BP        ADV100% LAG12; BP      ADV100% LAG12; BP
                                             Yield
-----------------------------------  ----------------------  --------------------  -------------------  -----------------------
             100-30+                        6.4968                 6.4963                6.4956                 6.4947
             101-00+                        6.4879                 6.4874                6.4866                 6.4856
             101-02+                        6.4790                 6.4785                6.4776                 6.4766
             101-04+                        6.4701                 6.4695                6.4687                 6.4676
             101-06+                        6.4612                 6.4606                6.4597                 6.4586
             101-08+                        6.4523                 6.4517                6.4507                 6.4496
             101-10+                        6.4434                 6.4428                6.4418                 6.4406
             101-12+                        6.4345                 6.4339                6.4329                 6.4316
             101-14+                        6.4256                 6.4250                6.4239                 6.4226
             101-16+                        6.4168                 6.4161                6.4150                 6.4136
             101-18+                        6.4079                 6.4072                6.4061                 6.4046
             101-20+                        6.3990                 6.3983                6.3972                 6.3957
             101-22+                        6.3902                 6.3894                6.3882                 6.3867
             101-24+                        6.3814                 6.3806                6.3793                 6.3778
             101-26+                        6.3725                 6.3717                6.3704                 6.3688
             101-28+                        6.3637                 6.3629                6.3616                 6.3599
             101-30+                        6.3549                 6.3540                6.3527                 6.3510
-----------------------------------  ----------------------  --------------------  -------------------  -----------------------

-----------------------------------  ----------------------  --------------------  -------------------  -----------------------
             Spread @ Center Price            108                    108                  108                    108
                               WAL          9.56975                9.53476              9.48248                9.41709
                          Mod Durn           6.921                  6.902                6.873                  6.836
                     Mod Convexity           0.579                  0.575                0.570                  0.565
                  Principal Window      Feb08 to Apr09         May07 to Apr09        Oct06 to Apr09         Mar06 to Apr09
                     Maturity #mos            119                    119                  119                    119
                                         20,125,600.60          39,403,330.63        57,869,443.22
                 Total Collat Loss          (1.70%)                (3.33%)              (4.90%)         75,558,499.36 (6.39%)

              Loan Overrides Apply         At 0 CPR               At 0 CPR              At 0 CPR               At 0 CPR

                            Prepay      Include penalty        Include penalty      Include penalty        Include penalty
                        No prepays
             Lockout and penalties           None                   None                  None                   None

             Extension, if balloon
                   Increase Coupon
                   Pay Exten Princ         At .5 CDR              At 1 CDR             At 1.5 CDR              At 2 CDR
                                              40%                    40%                  40%                    40%
                           Default       100% of P & I          100% of P & I        100% of P & I          100% of P & I
                     Loss Severity          12 mos                 12 mos                12 mos                 12 mos
                 Servicer Advances
                      Recovery Lag

               Optional Redemption

-----------------------------------  ----------------------  -------------  --------------------  --------------------
Investors  should  read the  Underwriters'  Statement  which  accompanies  these
Computational  Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final
Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION
OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.


FUNCM99C2_RED, CLASS B--PRICE/YIELD

------------------------------------------------------
CUSIP
Coupon                                 6.7
Delay                                  14
Stated Maturity                        N/A
Type                                 JUN FIX
------------------------------------------------------

------------------------------------------------------
Face                             $47,261,182.00
Original Balance                 $47,261,182.00
Current Balance                  $47,261,182.00
Factor                                  1
------------------------------------------------------

------------------------------------------------------
Settle at Pricing
Accrual begins                       5/1/99
Factor Date                            N/A
------------------------------------------------------
YIELD CURVE:  Spread off interpolated node
3MO=4.776,  6MO=4.776,  1YR=4.776,  2YR=5.071,   3YR=5.12133333333,   5YR=5.222,
10YR=5.357, 30YR=5.677

-------------------------------------  --------------------  --------------------  -------------------  --------------------
                                        0CPR; EXT0MO 100%     0CPR; EXT0MO 100%    0CPR; EXT0MO 100%     0CPR; EXT0MO 100%
                                            0% RULES;             0% RULES;            0% RULES;             0% RULES;
                                       .5CDR, 40% ADV100%     1CDR, 40% ADV100%       1.5CDR, 40%        2CDR, 40% ADV100%
               PRICE                        LAG12; BP             LAG12; BP        ADV100% LAG12; BP         LAG12; BP
                                              Yield
-------------------------------------  --------------------  --------------------  -------------------  --------------------
              100-30+                        6.6228                6.6228                6.6228               6.6228
              101-00+                        6.6140                6.6140                6.6140               6.6140
              101-02+                        6.6053                6.6053                6.6053               6.6053
              101-04+                        6.5965                6.5965                6.5965               6.5965
              101-06+                        6.5878                6.5878                6.5878               6.5878
              101-08+                        6.5791                6.5791                6.5791               6.5791
              101-10+                        6.5703                6.5703                6.5703               6.5703
              101-12+                        6.5616                6.5616                6.5616               6.5616
              101-14+                        6.5529                6.5529                6.5529               6.5529
              101-16+                        6.5442                6.5442                6.5442               6.5442
              101-18+                        6.5355                6.5355                6.5355               6.5355
              101-20+                        6.5268                6.5268                6.5268               6.5268
              101-22+                        6.5181                6.5181                6.5181               6.5181
              101-24+                        6.5095                6.5095                6.5095               6.5095
              101-26+                        6.5008                6.5008                6.5008               6.5008
              101-28+                        6.4921                6.4921                6.4921               6.4921
              101-30+                        6.4835                6.4835                6.4835               6.4835
-------------------------------------  --------------------  --------------------  -------------------  --------------------

-------------------------------------  --------------------  --------------------  -------------------  --------------------
               Spread @ Center Price           120                   120                  120                   120
                                 WAL         9.90278               9.90278              9.90278               9.90278
                            Mod Durn          7.053                 7.053                7.053                 7.053
                       Mod Convexity          0.606                 0.606                0.606                 0.606
                    Principal Window     Apr09 to Apr09        Apr09 to Apr09        Apr09 to Apr09       Apr09 to Apr09
                       Maturity #mos           119                   119                  119                   119
                                          20,125,600.60         39,403,330.63        57,869,443.22         75,558,499.36
                   Total Collat Loss         (1.70%)               (3.33%)              (4.90%)               (6.39%)

                Loan Overrides Apply        At 0 CPR              At 0 CPR              At 0 CPR             At 0 CPR

                              Prepay     Include penalty       Include penalty      Include penalty       Include penalty
                          No prepays
               Lockout and penalties          None                  None                  None                 None

               Extension, if balloon
                     Increase Coupon
                     Pay Exten Princ        At .5 CDR             At 1 CDR             At 1.5 CDR            At 2 CDR
                                               40%                   40%                  40%                   40%
                             Default      100% of P & I         100% of P & I        100% of P & I         100% of P & I
                       Loss Severity         12 mos                12 mos                12 mos               12 mos
                   Servicer Advances
                        Recovery Lag

                 Optional Redemption

-------------------------------------  --------------------  --------------------  -------------------  --------------------
Investors  should  read the  Underwriters'  Statement  which  accompanies  these
Computational  Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final
Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION
OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

FUNCM99C2_RED, CLASS C--PRICE/YIELD

------------------------------------------------------
CUSIP
Coupon                                6.76
Delay                                  14
Stated Maturity                        N/A
Type                                 JUN FIX
------------------------------------------------------

------------------------------------------------------
Face                             $62,030,300.00
Original Balance                 $62,030,300.00
Current Balance                  $62,030,300.00
Factor                                  1
------------------------------------------------------

------------------------------------------------------
Settle at Pricing
Accrual begins                       5/1/99
Factor Date                            N/A
------------------------------------------------------
YIELD CURVE:  Spread off interpolated node
3MO=4.776,  6MO=4.776,  1YR=4.776,  2YR=5.071,   3YR=5.12133333333,   5YR=5.222,
10YR=5.357, 30YR=5.677

-------------------------------------  --------------------  --------------------  -------------------  --------------------
                                        0CPR; EXT0MO 100%     0CPR; EXT0MO 100%    0CPR; EXT0MO 100%     0CPR; EXT0MO 100%
                                            0% RULES;             0% RULES;            0% RULES;             0% RULES;
                                       .5CDR, 40% ADV100%     1CDR, 40% ADV100%       1.5CDR, 40%        2CDR, 40% ADV100%
               PRICE                        LAG12; BP             LAG12; BP        ADV100% LAG12; BP         LAG12; BP
                                              Yield
-------------------------------------  --------------------  --------------------  -------------------  --------------------
               100-14                        6.7565                6.7566                6.7567               6.7567
               100-16                        6.7476                6.7477                6.7478               6.7479
               100-18                        6.7388                6.7389                6.7390               6.7391
               100-20                        6.7300                6.7301                6.7302               6.7303
               100-22                        6.7212                6.7213                6.7214               6.7216
               100-24                        6.7124                6.7125                6.7127               6.7128
               100-26                        6.7036                6.7037                6.7039               6.7040
               100-28                        6.6948                6.6950                6.6951               6.6953
               100-30                        6.6860                6.6862                6.6863               6.6865
               101-00                        6.6773                6.6774                6.6776               6.6777
               101-02                        6.6685                6.6687                6.6688               6.6690
               101-04                        6.6597                6.6599                6.6601               6.6603
               101-06                        6.6510                6.6512                6.6514               6.6515
               101-08                        6.6422                6.6424                6.6426               6.6428
               101-10                        6.6335                6.6337                6.6339               6.6341
               101-12                        6.6248                6.6250                6.6252               6.6254
               101-14                        6.6160                6.6163                6.6165               6.6167
-------------------------------------  --------------------  --------------------  -------------------  --------------------

-------------------------------------  --------------------  --------------------  -------------------  --------------------
               Spread @ Center Price           133                   133                  133                   133
                                 WAL         9.91892               9.93214              9.94489               9.95720
                            Mod Durn          7.030                 7.037                7.043                 7.050
                       Mod Convexity          0.603                 0.605                0.606                 0.607
                    Principal Window     Apr09 to May09        Apr09 to May09        Apr09 to May09       Apr09 to May09
                       Maturity #mos           120                   120                  120                   120
                                          20,125,600.60         39,403,330.63        57,869,443.22         75,558,499.36
                   Total Collat Loss         (1.70%)               (3.33%)              (4.90%)               (6.39%)

                Loan Overrides Apply        At 0 CPR              At 0 CPR              At 0 CPR             At 0 CPR

                              Prepay     Include penalty       Include penalty      Include penalty       Include penalty
                          No prepays
               Lockout and penalties          None                  None                  None                 None

               Extension, if balloon
                     Increase Coupon
                     Pay Exten Princ        At .5 CDR             At 1 CDR             At 1.5 CDR            At 2 CDR
                                               40%                   40%                  40%                   40%
                             Default      100% of P & I         100% of P & I        100% of P & I         100% of P & I
                       Loss Severity         12 mos                12 mos                12 mos               12 mos
                   Servicer Advances
                        Recovery Lag

                 Optional Redemption

-------------------------------------  --------------------  --------------------  -------------------  --------------------
Investors  should  read the  Underwriters'  Statement  which  accompanies  these
Computational  Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final
Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION
OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

FUNCM99C2_RED, CLASS D--PRICE/YIELD

------------------------------------------------------
CUSIP
Coupon                                6.86
Delay                                  14
Stated Maturity                        N/A
Type                                 JUN FIX
------------------------------------------------------

------------------------------------------------------
Face                             $14,769,120.00
Original Balance                 $14,769,120.00
Current Balance                  $14,769,120.00
Factor                                  1
------------------------------------------------------

------------------------------------------------------
Settle at Pricing
Accrual begins                       5/1/99
Factor Date                            N/A
------------------------------------------------------
YIELD CURVE:  Spread off interpolated node
3MO=4.776,  6MO=4.776,  1YR=4.776,  2YR=5.071,   3YR=5.12133333333,   5YR=5.222,
10YR=5.357, 30YR=5.677

-------------------------------------  --------------------  --------------------  -------------------  --------------------
                                        0CPR; EXT0MO 100%     0CPR; EXT0MO 100%    0CPR; EXT0MO 100%     0CPR; EXT0MO 100%
                                            0% RULES;             0% RULES;            0% RULES;             0% RULES;
                                       .5CDR, 40% ADV100%     1CDR, 40% ADV100%       1.5CDR, 40%        2CDR, 40% ADV100%
               PRICE                        LAG12; BP             LAG12; BP        ADV100% LAG12; BP         LAG12; BP
                                              Yield
-------------------------------------  --------------------  --------------------  -------------------  --------------------
               99-30+                        6.9274                6.9274                6.9274               6.9275
              100-00+                        6.9186                6.9186                6.9186               6.9186
              100-02+                        6.9097                6.9097                6.9097               6.9098
              100-04+                        6.9008                6.9008                6.9008               6.9009
              100-06+                        6.8920                6.8920                6.8920               6.8921
              100-08+                        6.8831                6.8831                6.8831               6.8832
              100-10+                        6.8742                6.8742                6.8742               6.8744
              100-12+                        6.8654                6.8654                6.8654               6.8655
              100-14+                        6.8566                6.8566                6.8566               6.8567
              100-16+                        6.8477                6.8477                6.8477               6.8479
              100-18+                        6.8389                6.8389                6.8389               6.8391
              100-20+                        6.8301                6.8301                6.8301               6.8303
              100-22+                        6.8213                6.8213                6.8213               6.8215
              100-24+                        6.8125                6.8125                6.8125               6.8127
              100-26+                        6.8037                6.8037                6.8037               6.8039
              100-28+                        6.7949                6.7949                6.7949               6.7952
              100-30+                        6.7861                6.7861                6.7861               6.7864
-------------------------------------  --------------------  --------------------  -------------------  --------------------

-------------------------------------  --------------------  --------------------  -------------------  --------------------
               Spread @ Center Price           150                   150                  150                   150
                                 WAL         9.98611               9.98611              9.98611              10.00791
                            Mod Durn          7.020                 7.020                7.020                 7.031
                       Mod Convexity          0.604                 0.604                0.604                 0.606
                    Principal Window     May09 to May09        May09 to May09        May09 to May09       May09 to Sep09
                       Maturity #mos           120                   120                  120                   124
                                          20,125,600.60         39,403,330.63        57,869,443.22         75,558,499.36
                   Total Collat Loss         (1.70%)               (3.33%)              (4.90%)               (6.39%)

                Loan Overrides Apply        At 0 CPR              At 0 CPR              At 0 CPR             At 0 CPR

                              Prepay     Include penalty       Include penalty      Include penalty       Include penalty
                          No prepays
               Lockout and penalties          None                  None                  None                 None

               Extension, if balloon
                     Increase Coupon
                     Pay Exten Princ        At .5 CDR             At 1 CDR             At 1.5 CDR            At 2 CDR
                                               40%                   40%                  40%                   40%
                             Default      100% of P & I         100% of P & I        100% of P & I         100% of P & I
                       Loss Severity         12 mos                12 mos                12 mos               12 mos
                   Servicer Advances
                        Recovery Lag

                 Optional Redemption

-------------------------------------  --------------------  --------------------  -------------------  --------------------
Investors  should  read the  Underwriters'  Statement  which  accompanies  these
Computational  Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final
Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION
OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

FUNCM99C2_RED, CLASS E--PRICE/YIELD

------------------------------------------------------
CUSIP
Coupon                                  0
Delay                                  14
Stated Maturity                        N/A
Type                                 JUN WAC
------------------------------------------------------

------------------------------------------------------
Face                             $41,353,533.00
Original Balance                 $41,353,533.00
Current Balance                  $41,353,533.00
Factor                                  1
------------------------------------------------------

------------------------------------------------------
Settle at Pricing
Accrual begins                       5/1/99
Factor Date                            N/A
------------------------------------------------------
YIELD CURVE:  Spread off interpolated node
3MO=4.776,  6MO=4.776,  1YR=4.776,  2YR=5.071,   3YR=5.12133333333,   5YR=5.222,
10YR=5.357, 30YR=5.677

-------------------------------------  --------------------  --------------------  -------------------  --------------------
                                        0CPR; EXT0MO 100%     0CPR; EXT0MO 100%    0CPR; EXT0MO 100%     0CPR; EXT0MO 100%
                                            0% RULES;             0% RULES;            0% RULES;             0% RULES;
                                       .5CDR, 40% ADV100%     1CDR, 40% ADV100%       1.5CDR, 40%        2CDR, 40% ADV100%
               PRICE                        LAG12; BP             LAG12; BP        ADV100% LAG12; BP         LAG12; BP
                                              Yield
-------------------------------------  --------------------  --------------------  -------------------  --------------------
               99-25+                        7.4291                7.4280                7.4248               7.4217
               99-27+                        7.4200                7.4191                7.4162               7.4134
               99-29+                        7.4110                7.4101                7.4076               7.4051
               99-31+                        7.4019                7.4012                7.3990               7.3969
              100-01+                        7.3928                7.3922                7.3904               7.3886
              100-03+                        7.3838                7.3833                7.3818               7.3803
              100-05+                        7.3748                7.3744                7.3732               7.3721
              100-07+                        7.3657                7.3655                7.3646               7.3638
              100-09+                        7.3567                7.3566                7.3561               7.3556
              100-11+                        7.3477                7.3477                7.3475               7.3474
              100-13+                        7.3387                7.3388                7.3390               7.3392
              100-15+                        7.3297                7.3299                7.3304               7.3309
              100-17+                        7.3207                7.3211                7.3219               7.3227
              100-19+                        7.3117                7.3122                7.3133               7.3145
              100-21+                        7.3028                7.3033                7.3048               7.3063
              100-23+                        7.2938                7.2945                7.2963               7.2981
              100-25+                        7.2848                7.2856                7.2878               7.2899
-------------------------------------  --------------------  --------------------  -------------------  --------------------

-------------------------------------  --------------------  --------------------  -------------------  --------------------
               Spread @ Center Price           200                   200                  199                   197
                                 WAL        10.03565              10.23909              10.86984             11.54217
                            Mod Durn          6.884                 6.976                7.249                 7.538
                       Mod Convexity          0.589                 0.607                0.666                 0.728
                    Principal Window     May09 to Sep09        May09 to Oct10        May09 to Sep11       Sep09 to Sep11
                       Maturity #mos           124                   137                  148                   148
                                          20,125,600.60         39,403,330.63        57,869,443.22         75,558,499.36
                   Total Collat Loss         (1.70%)               (3.33%)              (4.90%)               (6.39%)

                Loan Overrides Apply        At 0 CPR              At 0 CPR              At 0 CPR             At 0 CPR

                              Prepay     Include penalty       Include penalty      Include penalty       Include penalty
                          No prepays
               Lockout and penalties          None                  None                  None                 None

               Extension, if balloon
                     Increase Coupon
                     Pay Exten Princ        At .5 CDR             At 1 CDR             At 1.5 CDR            At 2 CDR
                                               40%                   40%                  40%                   40%
                             Default      100% of P & I         100% of P & I        100% of P & I         100% of P & I
                       Loss Severity         12 mos                12 mos                12 mos               12 mos
                   Servicer Advances
                        Recovery Lag

                 Optional Redemption

-------------------------------------  --------------------  --------------------  -------------------  --------------------
Investors  should  read the  Underwriters'  Statement  which  accompanies  these
Computational  Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final
Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION
OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.




FUNCM99C2_RED, CLASS F--PRICE/YIELD

------------------------------------------------------
CUSIP

Coupon                                  0
Delay                                  14
Stated Maturity                        N/A
Type                                 JUN WAC

------------------------------------------------------
------------------------------------------------------
Face                             $17,722,943.00
Original Balance                 $17,722,943.00
Current Balance                  $17,722,943.00
Factor                                  1
------------------------------------------------------
------------------------------------------------------
Settle at Pricing

Accrual begins                       5/1/99
Factor Date                            N/A

------------------------------------------------------


YIELD CURVE:  Spread off interpolated node

3MO=4.776, 6MO=4.776, 1YR=4.776, 2YR=5.071, 3YR=5.12133333333, 5YR=5.222, 10YR=5.357,
30YR=5.677

-------------------------------------  --------------------  --------------------  -------------------  --------------------
                                        0CPR; EXT0MO 100%     0CPR; EXT0MO 100%    0CPR; EXT0MO 100%     0CPR; EXT0MO 100%
                                            0% RULES;             0% RULES;            0% RULES;             0% RULES;
                                       .5CDR, 40% ADV100%     1CDR, 40% ADV100%       1.5CDR, 40%        2CDR, 40% ADV100%
               PRICE                        LAG12; BP             LAG12; BP        ADV100% LAG12; BP         LAG12; BP
                                              Yield
-------------------------------------  --------------------  --------------------  -------------------  --------------------
               94-01+                        8.2449                8.1865                8.1772               8.1380
               94-03+                        8.2356                8.1779                8.1686               8.1298
               94-05+                        8.2264                8.1692                8.1601               8.1216
               94-07+                        8.2171                8.1605                8.1515               8.1134
               94-09+                        8.2079                8.1519                8.1429               8.1052
               94-11+                        8.1986                8.1432                8.1344               8.0970
               94-13+                        8.1894                8.1346                8.1258               8.0888
               94-15+                        8.1801                8.1259                8.1173               8.0806
               94-17+                        8.1709                8.1173                8.1087               8.0725
               94-19+                        8.1617                8.1087                8.1002               8.0643
               94-21+                        8.1525                8.1001                8.0917               8.0562
               94-23+                        8.1433                8.0915                8.0832               8.0480
               94-25+                        8.1341                8.0829                8.0747               8.0399
               94-27+                        8.1250                8.0743                8.0662               8.0317
               94-29+                        8.1158                8.0657                8.0577               8.0236
               94-31+                        8.1066                8.0571                8.0492               8.0155
               95-01+                        8.0975                8.0486                8.0408               8.0074
-------------------------------------  --------------------  --------------------  -------------------  --------------------

-------------------------------------  --------------------  --------------------  -------------------  --------------------
               Spread @ Center Price           280                   273                  271                   266
                                 WAL        10.93779              12.14704              12.36619             13.33194
                            Mod Durn          7.145                 7.634                7.718                 8.064
                       Mod Convexity          0.652                 0.760                0.780                 0.866
                    Principal Window     Sep09 to Jun11        Oct10 to Sep11        Sep11 to Mar12       Sep11 to Apr13
                       Maturity #mos           145                   148                  154                   167

                                          20,125,600.60         39,403,330.63        57,869,443.22         75,558,499.36
                   Total Collat Loss         (1.70%)               (3.33%)              (4.90%)               (6.39%)

                Loan Overrides Apply        At 0 CPR              At 0 CPR              At 0 CPR             At 0 CPR

                              Prepay     Include penalty       Include penalty      Include penalty       Include penalty
                          No prepays

               Lockout and penalties          None                  None                  None                 None

               Extension, if balloon
                     Increase Coupon

                     Pay Exten Princ        At .5 CDR             At 1 CDR             At 1.5 CDR            At 2 CDR
                                               40%                   40%                  40%                   40%
                             Default      100% of P & I         100% of P & I        100% of P & I         100% of P & I
                       Loss Severity         12 mos                12 mos                12 mos               12 mos

                   Servicer Advances
                        Recovery Lag

                 Optional Redemption

-------------------------------------  --------------------  --------------------  -------------------  --------------------


Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final
Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION
OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

















                             UNDERWRITERS' STATEMENT
                             COMPUTATIONAL MATERIALS

                 FIRST UNION NATIONAL BANK- CHASE MANHATTAN BANK
                           COMMERCIAL MORTGAGE TRUST-
                  COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES
                                 SERIES 1999-C2
________________________________________________________________________________
The attached tables and statistical analysis (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by First Union Capital Markets Corp. and Chase Securities Inc. (collectively, the "Underwriter") and not by the issuer of the certificates identified above (the "Offered Certificates") or any other party. The issuer of the Offered Certificates has not prepared or taken part in the preparation of these materials. None of the Underwriters, the issuer of the Offered Certificates, or any other party makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated herein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials reflect future performance. These Computational Materials should not be construed as either a prediction or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment and other assumptions and actual experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the Offered Certificates may differ from those shown in the Computational Materials due to difference between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the Offered Certificates has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Offered
Certificates has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Offered Certificates in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered Certificates for definitive terms of the Offered Certificates and the collateral.

Please be advised that mortgage-backed and/or asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in these Offered Certificates.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

FUNCM99C2_RED, CLASS A2--PRICE/YIELD

------------------------------------------------------
CUSIP
Coupon                                6.58
Delay                                  14
Stated Maturity                        N/A
Type                                 SEN FIX
------------------------------------------------------

------------------------------------------------------
Face                             $673,785,678.00
Original Balance                 $673,785,678.00
Current Balance                  $673,785,678.00
Factor                                  1
------------------------------------------------------

------------------------------------------------------
Settle at Pricing
Accrual begins                       5/1/99
Factor Date                            N/A
------------------------------------------------------
YIELD CURVE:  Spread off interpolated node
3MO=4.776, 6MO=4.776, 1YR=4.776, 2YR=5.071, 3YR=5.12133333333, 5YR=5.222,
10YR=5.357, 30YR=5.677

-------------------------------------  ------------------------
                                        0CPR YM; EXT0MO 100%
                                         0% RULES; 0CDR,30%
                                        ADV100% LAG12; BP AND
               PRICE                            LOAN
                                                Yield
-------------------------------------  ------------------------
              100-30+                          6.4931
              101-00+                          6.4840
              101-02+                          6.4749
              101-04+                          6.4658
              101-06+                          6.4567
              101-08+                          6.4476
              101-10+                          6.4385
              101-12+                          6.4294
              101-14+                          6.4204
              101-16+                          6.4113
              101-18+                          6.4022
              101-20+                          6.3932
              101-22+                          6.3842
              101-24+                          6.3751
              101-26+                          6.3661
              101-28+                          6.3571
              101-30+                          6.3481
-------------------------------------  ------------------------

-------------------------------------  ------------------------
               Spread @ Center Price             108
                                 WAL           9.31172
                            Mod Durn            6.775
                       Mod Convexity            0.555
                    Principal Window       Apr05 to Apr09
                       Maturity #mos             119
                   Total Collat Loss    44,686,267.60 (3.78%)

                Loan Overrides Apply

                              Prepay          At 0 CPR
                          No prepays        During any YM
               Lockout and penalties       Include penalty

               Extension, if balloon            None
                     Increase Coupon
                     Pay Exten Princ

                             Default          At 0 CDR
                       Loss Severity             30%
                   Servicer Advances        100% of P & I
                        Recovery Lag           12 mos

                 Optional Redemption

-------------------------------------  ------------------------
Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

FUNCM99C2_RED, CLASS B--PRICE/YIELD

------------------------------------------------------
CUSIP
Coupon                                 6.7
Delay                                  14
Stated Maturity                        N/A
Type                                 JUN FIX
------------------------------------------------------

------------------------------------------------------
Face                             $47,261,182.00
Original Balance                 $47,261,182.00
Current Balance                  $47,261,182.00
Factor                                  1
------------------------------------------------------

------------------------------------------------------
Settle at Pricing
Accrual begins                       5/1/99
Factor Date                            N/A
------------------------------------------------------
YIELD CURVE:  Spread off interpolated node
3MO=4.776, 6MO=4.776, 1YR=4.776, 2YR=5.071, 3YR=5.12133333333, 5YR=5.222,
10YR=5.357, 30YR=5.677

-------------------------------------  ------------------------
                                        0CPR YM; EXT0MO 100%
                                         0% RULES; 0CDR,30%
                                        ADV100% LAG12; BP AND
               PRICE                            LOAN
                                                Yield
-------------------------------------  ------------------------
              100-30+                          6.6228
              101-00+                          6.6140
              101-02+                          6.6053
              101-04+                          6.5965
              101-06+                          6.5878
              101-08+                          6.5791
              101-10+                          6.5703
              101-12+                          6.5616
              101-14+                          6.5529
              101-16+                          6.5442
              101-18+                          6.5355
              101-20+                          6.5268
              101-22+                          6.5181
              101-24+                          6.5095
              101-26+                          6.5008
              101-28+                          6.4921
              101-30+                          6.4835
-------------------------------------  ------------------------

-------------------------------------  ------------------------
               Spread @ Center Price             120
                                 WAL           9.90278
                            Mod Durn            7.053
                       Mod Convexity            0.606
                    Principal Window       Apr09 to Apr09
                       Maturity #mos             119
                   Total Collat Loss    44,686,267.60 (3.78%)

                Loan Overrides Apply

                              Prepay          At 0 CPR
                          No prepays        During any YM
               Lockout and penalties       Include penalty

               Extension, if balloon            None
                     Increase Coupon
                     Pay Exten Princ

                             Default          At 0 CDR
                       Loss Severity             30%
                   Servicer Advances        100% of P & I
                        Recovery Lag           12 mos
                 Optional Redemption

-------------------------------------  ------------------------
Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

FUNCM99C2_RED, CLASS C--PRICE/YIELD

--------------------------------------------------------
CUSIP
Coupon                                 6.76
Delay                                   14
Stated Maturity                         N/A
Type                                  JUN FIX
--------------------------------------------------------

--------------------------------------------------------
Face                              $62,030,300.00
Original Balance                  $62,030,300.00
Current Balance                   $62,030,300.00
Factor                                   1
--------------------------------------------------------

--------------------------------------------------------
Settle at Pricing
Accrual begins                        5/1/99
Factor Date                             N/A
--------------------------------------------------------
YIELD CURVE:  Spread off interpolated node
3MO=4.776, 6MO=4.776, 1YR=4.776, 2YR=5.071, 3YR=5.12133333333, 5YR=5.222,
10YR=5.357, 30YR=5.677

-------------------------------------  ------------------------
                                        0CPR YM; EXT0MO 100%
                                         0% RULES; 0CDR,30%
                                        ADV100% LAG12; BP AND
               PRICE                            LOAN
                                               Yield
-------------------------------------  ------------------------
               100-14                          6.7566
               100-16                          6.7478
               100-18                          6.7390
               100-20                          6.7302
               100-22                          6.7214
               100-24                          6.7127
               100-26                          6.7039
               100-28                          6.6951
               100-30                          6.6863
               101-00                          6.6776
               101-02                          6.6688
               101-04                          6.6601
               101-06                          6.6514
               101-08                          6.6426
               101-10                          6.6339
               101-12                          6.6252
               101-14                          6.6165
-------------------------------------  ------------------------

-------------------------------------  ------------------------
               Spread @ Center Price             133
                                 WAL           9.94401
                            Mod Durn            7.043
                       Mod Convexity            0.606
                    Principal Window       Apr09 to May09
                       Maturity #mos             120
                   Total Collat Loss    44,686,267.60 (3.78%)

                Loan Overrides Apply

                              Prepay          At 0 CPR
                          No prepays        During any YM
               Lockout and penalties       Include penalty

               Extension, if balloon            None
                     Increase Coupon
                     Pay Exten Princ

                             Default          At 0 CDR
                       Loss Severity             30%
                   Servicer Advances        100% of P & I
                        Recovery Lag           12 mos

                 Optional Redemption

-------------------------------------  ------------------------
Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

FUNCM99C2_RED, CLASS D--PRICE/YIELD

-------------------------------------------------------
CUSIP
Coupon                                 6.86
Delay                                   14
Stated Maturity                        N/A
Type                                 JUN FIX
-------------------------------------------------------

-------------------------------------------------------
Face                              $14,769,120.00
Original Balance                  $14,769,120.00
Current Balance                   $14,769,120.00
Factor                                  1
-------------------------------------------------------

-------------------------------------------------------
Settle at Pricing
Accrual begins                        5/1/99
Factor Date                            N/A
-------------------------------------------------------
YIELD CURVE:  Spread off interpolated node
3MO=4.776,  6MO=4.776,  1YR=4.776,  2YR=5.071,   3YR=5.12133333333,   5YR=5.222,
10YR=5.357, 30YR=5.677

-------------------------------------  ------------------------
                                        0CPR YM; EXT0MO 100%
                                         0% RULES; 0CDR,30%
                                        ADV100% LAG12; BP AND
               PRICE                            LOAN
                                                Yield
-------------------------------------  ------------------------
               99-30+                          6.9274
              100-00+                          6.9186
              100-02+                          6.9097
              100-04+                          6.9008
              100-06+                          6.8920
              100-08+                          6.8831
              100-10+                          6.8742
              100-12+                          6.8654
              100-14+                          6.8566
              100-16+                          6.8477
              100-18+                          6.8389
              100-20+                          6.8301
              100-22+                          6.8213
              100-24+                          6.8125
              100-26+                          6.8037
              100-28+                          6.7949
              100-30+                          6.7861
-------------------------------------  ------------------------

-------------------------------------  ------------------------
               Spread @ Center Price             150
                                 WAL           9.98611
                            Mod Durn            7.020
                       Mod Convexity            0.604
                    Principal Window       May09 to May09
                       Maturity #mos             120
                   Total Collat Loss    44,686,267.60 (3.78%)

                Loan Overrides Apply

                              Prepay          At 0 CPR
                          No prepays        During any YM
               Lockout and penalties       Include penalty

               Extension, if balloon            None
                     Increase Coupon
                     Pay Exten Princ

                             Default          At 0 CDR
                       Loss Severity             30%
                   Servicer Advances        100% of P & I
                        Recovery Lag           12 mos

                 Optional Redemption

-------------------------------------  ------------------------
Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

FUNCM99C2_RED, CLASS E--PRICE/YIELD

--------------------------------------------------------
CUSIP
Coupon                                   0
Delay                                   14
Stated Maturity                         N/A
Type                                  JUN WAC
--------------------------------------------------------

--------------------------------------------------------
Face                              $41,353,533.00
Original Balance                  $41,353,533.00
Current Balance                   $41,353,533.00
Factor                                   1
--------------------------------------------------------

--------------------------------------------------------
Settle at Pricing
Accrual begins                        5/1/99
Factor Date                             N/A
--------------------------------------------------------
YIELD CURVE:  Spread off interpolated node
3MO=4.776,  6MO=4.776,  1YR=4.776,  2YR=5.071,   3YR=5.12133333333,   5YR=5.222,
10YR=5.357, 30YR=5.677

-------------------------------------  ------------------------
                                        0CPR YM; EXT0MO 100%
                                         0% RULES; 0CDR,30%
                                        ADV100% LAG12; BP AND
               PRICE                            LOAN
                                                Yield
-------------------------------------  ------------------------
               99-25+                          7.4089
               99-27+                          7.4002
               99-29+                          7.3915
               99-31+                          7.3828
              100-01+                          7.3740
              100-03+                          7.3653
              100-05+                          7.3566
              100-07+                          7.3479
              100-09+                          7.3393
              100-11+                          7.3306
              100-13+                          7.3219
              100-15+                          7.3132
              100-17+                          7.3046
              100-19+                          7.2959
              100-21+                          7.2873
              100-23+                          7.2787
              100-25+                          7.2700
-------------------------------------  ------------------------

-------------------------------------  ------------------------
               Spread @ Center Price             197
                                 WAL          10.62993
                            Mod Durn            7.150
                       Mod Convexity            0.644
                    Principal Window       May09 to Sep11
                       Maturity #mos             148
                   Total Collat Loss    44,686,267.60 (3.78%)

                Loan Overrides Apply

                              Prepay          At 0 CPR
                          No prepays        During any YM
               Lockout and penalties       Include penalty

               Extension, if balloon            None
                     Increase Coupon
                     Pay Exten Princ

                             Default          At 0 CDR
                       Loss Severity             30%
                   Servicer Advances        100% of P & I
                        Recovery Lag           12 mos

                 Optional Redemption

-------------------------------------  ------------------------
Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

FUNCM99C2_RED, CLASS F--PRICE/YIELD

-------------------------------------------------------
CUSIP
Coupon                                  0
Delay                                   14
Stated Maturity                        N/A
Type                                 JUN WAC
-------------------------------------------------------

-------------------------------------------------------
Face                              $17,722,943.00
Original Balance                  $17,722,943.00
Current Balance                   $17,722,943.00
Factor                                  1
-------------------------------------------------------

-------------------------------------------------------
Settle at Pricing
Accrual begins                        5/1/99
Factor Date                            N/A
-------------------------------------------------------
YIELD CURVE:  Spread off interpolated node
3MO=4.776,  6MO=4.776,  1YR=4.776,  2YR=5.071,   3YR=5.12133333333,   5YR=5.222,
10YR=5.357, 30YR=5.677

-------------------------------------  ------------------------
                                        0CPR YM; EXT0MO 100%
                                         0% RULES; 0CDR,30%
                                        ADV100% LAG12; BP AND
               PRICE                            LOAN
                                                Yield
-------------------------------------  ------------------------
               94-01+                          8.1639
               94-03+                          8.1553
               94-05+                          8.1467
               94-07+                          8.1381
               94-09+                          8.1295
               94-11+                          8.1209
               94-13+                          8.1124
               94-15+                          8.1038
               94-17+                          8.0953
               94-19+                          8.0867
               94-21+                          8.0782
               94-23+                          8.0697
               94-25+                          8.0612
               94-27+                          8.0527
               94-29+                          8.0442
               94-31+                          8.0357
               95-01+                          8.0272
-------------------------------------  ------------------------

-------------------------------------  ------------------------
               Spread @ Center Price             270
                                 WAL          12.31944
                            Mod Durn            7.706
                       Mod Convexity            0.776
                    Principal Window       Sep11 to Sep11
                       Maturity #mos             148
                   Total Collat Loss    44,686,267.60 (3.78%)

                Loan Overrides Apply

                              Prepay          At 0 CPR
                          No prepays        During any YM
               Lockout and penalties       Include penalty

               Extension, if balloon            None
                     Increase Coupon
                     Pay Exten Princ

                             Default          At 0 CDR
                       Loss Severity             30%
                   Servicer Advances        100% of P & I
                        Recovery Lag           12 mos

                 Optional Redemption

-------------------------------------  ------------------------
Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.






















                            COMPUTATIONAL MATERIALS

                FIRST UNION NATIONAL BANK- CHASE MANHATTAN BANK
                           COMMERCIAL MORTGAGE TRUST-
                 COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES
                                 SERIES 1999-C2

-------------------------------------------------------------------------------
The attached tables and statistical analysis (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by First Union Capital Markets Corp. and Chase Securities Inc. (collectively, the "Underwriter") and not by the issuer of the certificates identified above (the "Offered Certificates") or any other party. The issuer of the Offered Certificates has not prepared or taken part in the preparation of these materials. None of the Underwriters, the issuer of the Offered Certificates, or any other party makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated herein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials reflect future performance. These Computational Materials should not be construed as either a prediction or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment and other assumptions and actual experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the Offered Certificates may differ from those shown in the Computational Materials due to difference between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the Offered Certificates has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Offered
Certificates has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Offered Certificates in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered Certificates for definitive terms of the Offered Certificates and the collateral.

Please be advised that mortgage-backed and/or asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in these Offered Certificates.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

FUNCM99C2_RED, Class A2--Price/Yield

--------------------------------------------------------------------------------------------------------------------
CUSIP                                   Face                $673,785,678.00   Settle at Pricing
Coupon                      6.58        Original Balance    $673,785,678.00   Accrual begins           5/1/99
Delay                        14         Current Balance     $673,785,678.00   Factor Date               N/A
Stated Maturity             N/A         Factor                     1
Type                      SEN FIX

YIELD CURVE:  Spread off interpolated node
3MO=4.776, 6MO=4.776, 1YR=4.776, 2YR=5.071, 3YR=5.12133333333,
5YR=5.222, 10YR=5.357, 30YR=5.677


--------------------------------------------------------------------------------------------------------------------
         Price                 0CPR ym;               OCPR ym;                                      OCPR ym;
                             Ext0mo 100%            Ext0mo 100%           OCPR ym; Ext0mo         Ext0mo 100%
                              0% rules;               0% rules;           100% 0% rules;            0% rules;
                             OCDR, 30%               OCDR, 30%            OCDR, 30%                0CDR, 0%
                            adv100% lag12;         adv100%lag12;           adv100%lag12;          adv100%lag0;
                             bp and Loan           bp and Loan            bp and Loan              bp and Loan
                                Yield                  Yield                  Yield                   Yield
---------------------------------------------------------------------------------------------------------------------
        100-30+                 6.4989                 6.5082                 6.5170                 6.5249
        101-00+                 6.4901                 6.4999                 6.5092                 6.5174
        101-02+                 6.4813                 6.4915                 6.5013                 6.5100
        101-04+                 6.4725                 6.4832                 6.4934                 6.5025
        101-06+                 6.4637                 6.4749                 6.4855                 6.4950
        101-08+                 6.4549                 6.4666                 6.4777                 6.4876
        101-10+                 6.4461                 6.4583                 6.4698                 6.4801
        101-12+                 6.4373                 6.4500                 6.4620                 6.4727
        101-14+                 6.4286                 6.4417                 6.4541                 6.4652
        101-16+                 6.4198                 6.4334                 6.4463                 6.4578
        101-18+                 6.4110                 6.4251                 6.4385                 6.4504
        101-20+                 6.4023                 6.4169                 6.4307                 6.4429
        101-22+                 6.3935                 6.4086                 6.4228                 6.4355
        101-24+                 6.3848                 6.4003                 6.4150                 6.4281
        101-26+                 6.3761                 6.3921                 6.4072                 6.4207
        101-28+                 6.3674                 6.3838                 6.3994                 6.4133
        101-30+                 6.3586                 6.3756                 6.3916                 6.4059

  Spread @ Center Price          108                    108                    107                    107
                    WAL        9.73429                10.57896               11.48078               12.37985
               Mod Durn         7.004                  7.407                  7.834                  8.257
          Mod Convexity         0.595                  0.681                  0.772                  0.863
       Principal Window     Jun08 to Jun11         Jul08 to Jan12         Aug08 to Mar12         Dec08 to Apr12
          Maturity #mos          145                    152                    154                    155
      Total Collat Loss      0.00 (0.00%)           0.00 (0.00%)           0.00 (0.00%)           0.00 (0.00%)

   Loan Overrides Apply

                 Prepay        At 0 CPR               At 0 CPR               At 0 CPR               At 0 CPR
             No prepays     During any YM          During any YM          During any YM          During any YM
  Lockout and penalties    Include penalty        Include penalty        Include penalty        Include penalty

  Extension, if balloon     36 months 25%          36 months 50%          36 months 75%          36 months 100%
        Increase Coupon
        Pay Exten Princ

                Default        At 0 CDR               At 0 CDR               At 0 CDR               At 0 CDR
          Loss Severity          30%                    30%                    30%                     0%
      Servicer Advances     100% of P & I          100% of P & I          100% of P & I          100% of P & I
           Recovery Lag         12 mos                 12 mos                 12 mos                 0 mos

    Optional Redemption

Investors should read the Underwriters' Statement which accompanies these Computational Materials. Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.



FUNCM99C2_RED, Class B--Price/Yield

--------------------------------------------------------------------------------------------------------------------
CUSIP                                   Face                 $47,261,182.00   Settle at Pricing
Coupon                      6.7         Original Balance     $47,261,182.00   Accrual begins           5/1/99
Delay                        14         Current Balance      $47,261,182.00   Factor Date               N/A
Stated Maturity             N/A         Factor                     1
Type                      JUN FIX


YIELD CURVE:  Spread off interpolated node
3MO=4.776, 6MO=4.776, 1YR=4.776, 2YR=5.071, 3YR=5.12133333333, 5YR=5.222,
10YR=5.357, 30YR=5.677


--------------------------------------------------------------------------------------------------------------------
         Price                 0CPR ym;               OCPR ym;                                      OCPR ym;
                             Ext0mo 100%            Ext0mo 100%           OCPR ym; Ext0mo         Ext0mo 100%
                              0% rules;               0% rules;           100% 0% rules;            0% rules;
                             OCDR, 30%               OCDR, 30%            OCDR, 30%                OCDR, 0%
                            adv100% lag12;         adv100%lag12;           adv100%lag12;          adv100%lag0;
                             bp and Loan           bp and Loan            bp and Loan              bp and Loan
                                Yield                  Yield                  Yield                   Yield
---------------------------------------------------------------------------------------------------------------------

        100-30+                 6.6458                 6.6494                 6.6501                 6.6506
        101-00+                 6.6382                 6.6420                 6.6427                 6.6433
        101-02+                 6.6307                 6.6346                 6.6354                 6.6360
        101-04+                 6.6231                 6.6272                 6.6280                 6.6287
        101-06+                 6.6155                 6.6198                 6.6207                 6.6213
        101-08+                 6.6080                 6.6125                 6.6134                 6.6140
        101-10+                 6.6004                 6.6051                 6.6060                 6.6067
        101-12+                 6.5929                 6.5978                 6.5987                 6.5994
        101-14+                 6.5854                 6.5904                 6.5914                 6.5921
        101-16+                 6.5778                 6.5831                 6.5841                 6.5849
        101-18+                 6.5703                 6.5757                 6.5768                 6.5776
        101-20+                 6.5628                 6.5684                 6.5695                 6.5703
        101-22+                 6.5553                 6.5611                 6.5622                 6.5631
        101-24+                 6.5478                 6.5537                 6.5549                 6.5558
        101-26+                 6.5403                 6.5464                 6.5476                 6.5485
        101-28+                 6.5328                 6.5391                 6.5403                 6.5413
        101-30+                 6.5253                 6.5318                 6.5331                 6.5340

  Spread @ Center Price          119                    119                    119                    119
                    WAL        12.25346               12.72905               12.82690               12.90278
               Mod Durn         8.151                  8.353                  8.394                  8.426
          Mod Convexity         0.841                  0.890                  0.900                  0.908
       Principal Window     Jun11 to Oct11         Jan12 to Mar12         Mar12 to Apr12         Apr12 to Apr12
          Maturity #mos          149                    154                    155                    155
      Total Collat Loss      0.00 (0.00%)           0.00 (0.00%)           0.00 (0.00%)           0.00 (0.00%)

   Loan Overrides Apply

                 Prepay        At 0 CPR               At 0 CPR               At 0 CPR               At 0 CPR
             No prepays     During any YM          During any YM          During any YM          During any YM
  Lockout and penalties    Include penalty        Include penalty        Include penalty        Include penalty

  Extension, if balloon     36 months 25%          36 months 50%          36 months 75%          36 months 100%
        Increase Coupon
        Pay Exten Princ

                Default        At 0 CDR               At 0 CDR               At 0 CDR               At 0 CDR
          Loss Severity          30%                    30%                    30%                     0%
      Servicer Advances     100% of P & I          100% of P & I          100% of P & I          100% of P & I
           Recovery Lag         12 mos                 12 mos                 12 mos                 0 mos

    Optional Redemption

Investors should read the Underwriters' Statement which accompanies these Computational Materials. Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

FUNCM99C2_RED, Class C--Price/Yield

--------------------------------------------------------------------------------------------------------------------
CUSIP                                   Face                 $62,030,300.00   Settle at Pricing
Coupon                      6.76        Original Balance     $62,030,300.00   Accrual begins           5/1/99
Delay                        14         Current Balance      $62,030,300.00   Factor Date               N/A
Stated Maturity             N/A         Factor                     1
Type                      JUN FIX

YIELD CURVE:  Spread off interpolated node
3MO=4.776, 6MO=4.776, 1YR=4.776, 2YR=5.071, 3YR=5.12133333333, 5YR=5.222,
10YR=5.357, 30YR=5.677


--------------------------------------------------------------------------------------------------------------------
         Price                 0CPR ym;               OCPR ym;                                      OCPR ym;
                             Ext0mo 100%            Ext0mo 100%           OCPR ym; Ext0mo         Ext0mo 100%
                              0% rules;               0% rules;           100% 0% rules;            0% rules;
                             OCDR, 30%               OCDR, 30%            OCDR, 30%                OCDR, 0%
                            adv100% lag12;         adv100%lag12;           adv100%lag12;          adv100%lag0;
                             bp and Loan           bp and Loan            bp and Loan              bp and Loan
                                Yield                  Yield                  Yield                   Yield
---------------------------------------------------------------------------------------------------------------------
        100-14                  6.7709                 6.7722                6.7725                 6.7725
        100-16                  6.7633                 6.7647                6.7651                 6.7651
        100-18                  6.7558                 6.7573                6.7577                 6.7577
        100-20                  6.7483                 6.7499                6.7503                 6.7503
        100-22                  6.7407                 6.7425                6.7429                 6.7429
        100-24                  6.7332                 6.7350                6.7355                 6.7355
        100-26                  6.7257                 6.7276                6.7281                 6.7281
        100-28                  6.7182                 6.7202                6.7207                 6.7207
        100-30                  6.7107                 6.7128                6.7134                 6.7134
        101-00                  6.7032                 6.7055                6.7060                 6.7060
        101-02                  6.6957                 6.6981                6.6987                 6.6987
        101-04                  6.6882                 6.6907                6.6913                 6.6913
        101-06                  6.6807                 6.6833                6.6840                 6.6840
        101-08                  6.6732                 6.6760                6.6767                 6.6767
        101-10                  6.6658                 6.6686                6.6693                 6.6693
        101-12                  6.6583                 6.6613                6.6620                 6.6620
        101-14                  6.6508                 6.6539                6.6547                 6.6547

  Spread @ Center Price          131                    131                    131                   131
                    WAL        12.52386               12.82621              12.90278               12.90278
               Mod Durn         8.225                  8.350                  8.382                 8.382
          Mod Convexity         0.862                  0.893                  0.901                 0.901
       Principal Window     Oct11 to Jan12         Mar12 to Apr12        Apr12 to Apr12         Apr12 to Apr12
          Maturity #mos          152                    155                    155                   155
      Total Collat Loss      0.00 (0.00%)           0.00 (0.00%)          0.00 (0.00%)           0.00 (0.00%)

   Loan Overrides Apply

                 Prepay        At 0 CPR               At 0 CPR              At 0 CPR               At 0 CPR
             No prepays     During any YM          During any YM          During any YM         During any YM
  Lockout and penalties    Include penalty        Include penalty        Include penalty       Include penalty

  Extension, if balloon     36 months 25%          36 months 50%          36 months 75%         36 months 100%
        Increase Coupon
        Pay Exten Princ

                Default        At 0 CDR               At 0 CDR              At 0 CDR               At 0 CDR
          Loss Severity          30%                    30%                    30%                    0%
      Servicer Advances     100% of P & I          100% of P & I          100% of P & I         100% of P & I
           Recovery Lag         12 mos                 12 mos                12 mos                 0 mos

    Optional Redemption
-------------------------------------------------------------------------------------------------------------------

Investors should read the Underwriters' Statement which accompanies these Computational Materials. Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

FUNCM99C2_RED, Class D--Price/Yield

--------------------------------------------------------------------------------------------------------------------

CUSIP                                   Face                 $14,769,120.00   Settle at Pricing
Coupon                      6.86        Original Balance     $14,769,120.00   Accrual begins           5/1/99
Delay                        14         Current Balance      $14,769,120.00   Factor Date               N/A
Stated Maturity             N/A         Factor                     1
Type                      JUN FIX

YIELD CURVE:  Spread off interpolated node
3MO=4.776, 6MO=4.776, 1YR=4.776, 2YR=5.071, 3YR=5.12133333333, 5YR=5.222,
10YR=5.357, 30YR=5.677


--------------------------------------------------------------------------------------------------------------------
         Price                 0CPR ym;               OCPR ym;                                      OCPR ym;
                             Ext0mo 100%            Ext0mo 100%           OCPR ym; Ext0mo         Ext0mo 100%
                              0% rules;               0% rules;           100% 0% rules;            0% rules;
                             OCDR, 30%               OCDR, 30%            OCDR, 30%                OCDR, 0%
                            adv100% lag12;         adv100%lag12;           adv100%lag12;          adv100%lag0;
                             bp and Loan           bp and Loan            bp and Loan              bp and Loan
                                Yield                  Yield                  Yield                   Yield
---------------------------------------------------------------------------------------------------------------------
        99-30+                  6.9320                 6.9323                 6.9323                 6.9323
        100-00+                 6.9244                 6.9248                 6.9248                 6.9248
        100-02+                 6.9169                 6.9173                 6.9173                 6.9173
        100-04+                 6.9093                 6.9099                 6.9099                 6.9099
        100-06+                 6.9017                 6.9024                 6.9024                 6.9024
        100-08+                 6.8942                 6.8949                 6.8949                 6.8949
        100-10+                 6.8866                 6.8874                 6.8874                 6.8874
        100-12+                 6.8791                 6.8800                 6.8800                 6.8800
        100-14+                 6.8715                 6.8725                 6.8725                 6.8725
        100-16+                 6.8640                 6.8651                 6.8651                 6.8651
        100-18+                 6.8565                 6.8576                 6.8576                 6.8576
        100-20+                 6.8489                 6.8502                 6.8502                 6.8502
        100-22+                 6.8414                 6.8428                 6.8428                 6.8428
        100-24+                 6.8339                 6.8353                 6.8353                 6.8353
        100-26+                 6.8264                 6.8279                 6.8279                 6.8279
        100-28+                 6.8189                 6.8205                 6.8205                 6.8205
        100-30+                 6.8114                 6.8131                 6.8131                 6.8131

  Spread @ Center Price          147                    147                    147                    147
                    WAL        12.67016               12.90278               12.90278               12.90278
               Mod Durn         8.225                  8.319                  8.319                  8.319
          Mod Convexity         0.868                  0.891                  0.891                  0.891
       Principal Window     Jan12 to Feb12         Apr12 to Apr12         Apr12 to Apr12         Apr12 to Apr12
          Maturity #mos          153                    155                    155                    155
      Total Collat Loss      0.00 (0.00%)           0.00 (0.00%)           0.00 (0.00%)           0.00 (0.00%)

   Loan Overrides Apply

                 Prepay        At 0 CPR               At 0 CPR               At 0 CPR               At 0 CPR
             No prepays     During any YM          During any YM          During any YM          During any YM
  Lockout and penalties    Include penalty        Include penalty        Include penalty        Include penalty

  Extension, if balloon     36 months 25%          36 months 50%          36 months 75%          36 months 100%
        Increase Coupon
        Pay Exten Princ

                Default        At 0 CDR               At 0 CDR               At 0 CDR               At 0 CDR
          Loss Severity          30%                    30%                    30%                     0%
      Servicer Advances     100% of P & I          100% of P & I          100% of P & I          100% of P & I
           Recovery Lag         12 mos                 12 mos                 12 mos                 0 mos

    Optional Redemption
--------------------------------------------------------------------------------------------------------------------


Investors should read the Underwriters' Statement which accompanies these Computational Materials. Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

FUNCM99C2_RED, Class E--Price/Yield

--------------------------------------------------------------------------------------------------------------------
CUSIP                                   Face                 $41,353,533.00   Settle at Pricing
Coupon                       0          Original Balance     $41,353,533.00   Accrual begins           5/1/99
Delay                        14         Current Balance      $41,353,533.00   Factor Date               N/A
Stated Maturity             N/A         Factor                     1
Type                      JUN WAC

YIELD CURVE:  Spread off interpolated node
3MO=4.776, 6MO=4.776, 1YR=4.776, 2YR=5.071, 3YR=5.12133333333, 5YR=5.222,
10YR=5.357, 30YR=5.677


--------------------------------------------------------------------------------------------------------------------
         Price                 0CPR ym;               OCPR ym;                                      OCPR ym;
                             Ext0mo 100%            Ext0mo 100%           OCPR ym; Ext0mo         Ext0mo 100%
                              0% rules;               0% rules;           100% 0% rules;            0% rules;
                             OCDR, 30%               OCDR, 30%            OCDR, 30%                OCDR, 0%
                            adv100% lag12;         adv100%lag12;           adv100%lag12;          adv100%lag0;
                             bp and Loan           bp and Loan            bp and Loan              bp and Loan
                                Yield                  Yield                  Yield                   Yield
---------------------------------------------------------------------------------------------------------------------
        99-25+                  7.4273                 7.4301                 7.4305                 7.4304
        99-27+                  7.4196                 7.4223                 7.4228                 7.4227
        99-29+                  7.4118                 7.4146                 7.4151                 7.4150
        99-31+                  7.4041                 7.4069                 7.4074                 7.4073
        100-01+                 7.3964                 7.3992                 7.3997                 7.3996
        100-03+                 7.3886                 7.3915                 7.3920                 7.3919
        100-05+                 7.3809                 7.3838                 7.3843                 7.3843
        100-07+                 7.3732                 7.3761                 7.3767                 7.3766
        100-09+                 7.3655                 7.3685                 7.3690                 7.3690
        100-11+                 7.3578                 7.3608                 7.3613                 7.3613
        100-13+                 7.3501                 7.3531                 7.3537                 7.3537
        100-15+                 7.3424                 7.3455                 7.3460                 7.3460
        100-17+                 7.3347                 7.3378                 7.3384                 7.3384
        100-19+                 7.3270                 7.3302                 7.3307                 7.3308
        100-21+                 7.3193                 7.3225                 7.3231                 7.3232
        100-23+                 7.3117                 7.3149                 7.3155                 7.3156
        100-25+                 7.3040                 7.3073                 7.3079                 7.3080

  Spread @ Center Price          196                    197                    197                    196
                    WAL        12.80633               12.90278               12.91814               12.96476
               Mod Durn         8.053                  8.090                  8.096                  8.114
          Mod Convexity         0.846                  0.855                  0.856                  0.861
       Principal Window     Feb12 to Mar12         Apr12 to Apr12         Apr12 to May12         Apr12 to May12
          Maturity #mos          154                    155                    156                    156
      Total Collat Loss      0.00 (0.00%)           0.00 (0.00%)           0.00 (0.00%)           0.00 (0.00%)

   Loan Overrides Apply

                 Prepay        At 0 CPR               At 0 CPR               At 0 CPR               At 0 CPR
             No prepays     During any YM          During any YM          During any YM          During any YM
  Lockout and penalties    Include penalty        Include penalty        Include penalty        Include penalty

  Extension, if balloon     36 months 25%          36 months 50%          36 months 75%          36 months 100%
        Increase Coupon
        Pay Exten Princ

                Default        At 0 CDR               At 0 CDR               At 0 CDR               At 0 CDR
          Loss Severity          30%                    30%                    30%                     0%
      Servicer Advances     100% of P & I          100% of P & I          100% of P & I          100% of P & I
           Recovery Lag         12 mos                 12 mos                 12 mos                 0 mos

    Optional Redemption
--------------------------------------------------------------------------------------------------------------------

Investors should read the Underwriters' Statement which accompanies these Computational Materials. Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

FUNCM99C2_RED, Class F--Price/Yield

--------------------------------------------------------------------------------------------------------------------
CUSIP                                   Face                 $17,722,943.00   Settle at Pricing
Coupon                       0          Original Balance     $17,722,943.00   Accrual begins           5/1/99
Delay                        14         Current Balance      $17,722,943.00   Factor Date               N/A
Stated Maturity             N/A         Factor                     1
Type                      JUN WAC

YIELD CURVE:  Spread off interpolated node
3MO=4.776, 6MO=4.776, 1YR=4.776, 2YR=5.071, 3YR=5.12133333333, 5YR=5.222,
10YR=5.357, 30YR=5.677


--------------------------------------------------------------------------------------------------------------------
         Price                 0CPR ym;               OCPR ym;                                      OCPR ym;
                             Ext0mo 100%            Ext0mo 100%           OCPR ym; Ext0mo         Ext0mo 100%
                              0% rules;               0% rules;           100% 0% rules;            0% rules;
                             OCDR, 30%               OCDR, 30%            OCDR, 30%                OCDR, 0%
                            adv100% lag12;         adv100%lag12;           adv100%lag12;          adv100%lag0;
                             bp and Loan           bp and Loan            bp and Loan              bp and Loan
                                Yield                  Yield                  Yield                   Yield
---------------------------------------------------------------------------------------------------------------------
        94-01+                  8.1677                 8.1695                 8.1672                 8.1673
        94-03+                  8.1593                 8.1611                 8.1589                 8.1589
        94-05+                  8.1510                 8.1528                 8.1505                 8.1506
        94-07+                  8.1426                 8.1444                 8.1422                 8.1423
        94-09+                  8.1343                 8.1361                 8.1339                 8.1340
        94-11+                  8.1259                 8.1278                 8.1256                 8.1257
        94-13+                  8.1176                 8.1194                 8.1173                 8.1174
        94-15+                  8.1093                 8.1111                 8.1090                 8.1091
        94-17+                  8.1009                 8.1028                 8.1007                 8.1008
        94-19+                  8.0926                 8.0945                 8.0924                 8.0925
        94-21+                  8.0843                 8.0862                 8.0841                 8.0842
        94-23+                  8.0760                 8.0779                 8.0759                 8.0760
        94-25+                  8.0677                 8.0696                 8.0676                 8.0677
        94-27+                  8.0594                 8.0613                 8.0594                 8.0594
        94-29+                  8.0512                 8.0530                 8.0511                 8.0512
        94-31+                  8.0429                 8.0448                 8.0429                 8.0430
        95-01+                  8.0346                 8.0365                 8.0347                 8.0347

  Spread @ Center Price          270                    270                    270                    270
                    WAL        12.90251               12.91316               12.98611               12.98611
               Mod Durn         7.916                  7.920                  7.947                  7.947
          Mod Convexity         0.828                  0.829                  0.836                  0.836
       Principal Window     Mar12 to Apr12         Apr12 to May12         May12 to May12         May12 to May12
          Maturity #mos          155                    156                    156                    156
      Total Collat Loss      0.00 (0.00%)           0.00 (0.00%)           0.00 (0.00%)           0.00 (0.00%)

   Loan Overrides Apply

                 Prepay        At 0 CPR               At 0 CPR               At 0 CPR               At 0 CPR
             No prepays     During any YM          During any YM          During any YM          During any YM
  Lockout and penalties    Include penalty        Include penalty        Include penalty        Include penalty

  Extension, if balloon     36 months 25%          36 months 50%          36 months 75%          36 months 100%
        Increase Coupon
        Pay Exten Princ

                Default        At 0 CDR               At 0 CDR               At 0 CDR               At 0 CDR
          Loss Severity          30%                    30%                    30%                     0%
      Servicer Advances     100% of P & I          100% of P & I          100% of P & I          100% of P & I
           Recovery Lag         12 mos                 12 mos                 12 mos                 0 mos

    Optional Redemption
--------------------------------------------------------------------------------------------------------------------

Investors should read the Underwriters' Statement which accompanies these Computational Materials. Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.











                             UNDERWRITERS' STATEMENT
                             COMPUTATIONAL MATERIALS

                 FIRST UNION NATIONAL BANK- CHASE MANHATTAN BANK
                           COMMERCIAL MORTGAGE TRUST-
                  COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES
                                 SERIES 1999-C2
________________________________________________________________________________
The attached tables and statistical analysis (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by First Union Capital Markets Corp. and Chase Securities Inc. (collectively, the "Underwriter") and not by the issuer of the certificates identified above (the "Offered Certificates") or any other party. The issuer of the Offered Certificates has not prepared or taken part in the preparation of these materials. None of the Underwriters, the issuer of the Offered Certificates, or any other party makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated herein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials reflect future performance. These Computational Materials should not be construed as either a prediction or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment and other assumptions and actual experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the Offered Certificates may differ from those shown in the Computational Materials due to difference between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the Offered Certificates has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Offered
Certificates has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Offered Certificates in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered Certificates for definitive terms of the Offered Certificates and the collateral.

Please be advised that mortgage-backed and/or asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in these Offered Certificates.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

FUNCM99C2_RED2, CLASS A1

CUSIP                            Face                 $203,500,000.00   Settle at Pricing
Coupon             6.245         Original Balance     $203,500,000.00   Accrual begins         5/1/99
Delay              14            Current Balance      $203,500,000.00   Factor Date            N/A
Stated Maturity    N/A           Factor               1
Type               SEN FIX       WAL 5.39176 yrs

YIELD CURVE:  Spread off interpolated node
3MO=5.079,   6MO=5.079,  1YR=5.079,   2YR=5.079,   3YR=5.123333333,   5YR=5.212,
10YR=5.32, 30YR=5.701

Prepay:   At 0 CPR     No prepays:      Lockout and penalties: Include penalty
Default:  At 0 CDR     Loss Severity:   0%     Servicer Advances: 100% of P & I
Recovery Lag: 0 mos
Extension, if balloon: None     Increase Coupon:  Pay Exten Princ:
Optional Redemption:

PerDate                           Principal             Interest            Cash Flow              Balance       Prepay Penalty
  0. May 20, 99                        0.00                 0.00                 0.00       203,500,000.00                 0.00
  1. Jun 15, 99                1,524,826.55         1,059,047.92         2,583,874.47       201,975,173.45                 0.00
  2. Jul 15, 99                1,083,286.80         1,051,112.47         2,134,399.26       200,891,886.65                 0.00
  3. Aug 15, 99                  893,184.15         1,045,474.86         1,938,659.01       199,998,702.50                 0.00
  4. Sep 15, 99                  898,777.20         1,040,826.58         1,939,603.78       199,099,925.30                 0.00
  5. Oct 15, 99                1,100,813.07         1,036,149.19         2,136,962.27       197,999,112.23                 0.00
  6. Nov 15, 99                  914,642.06         1,030,420.38         1,945,062.44       197,084,470.17                 0.00
  7. Dec 15, 99                1,467,749.42         1,025,660.43         2,493,409.85       195,616,720.75                 0.00
  8. Jan 15, 00                  927,385.04         1,018,022.02         1,945,407.06       194,689,335.71                 0.00
  9. Feb 15, 00                  933,192.48         1,013,195.75         1,946,388.23       193,756,143.23                 0.00
 10. Mar 15, 00                1,332,074.06         1,008,339.26         2,340,413.32       192,424,069.17                 0.00
 11. Apr 15, 00                  947,416.34         1,001,406.93         1,948,823.27       191,476,652.83                 0.00
 12. May 15, 00                1,176,879.03           996,476.41         2,173,355.45       190,299,773.79                 0.00
 13. Jun 15, 00                1,258,815.87           990,351.74         2,249,167.61       189,040,957.93                 0.00
 14. Jul 15, 00                1,190,046.04           983,800.65         2,173,846.69       187,850,911.89                 0.00
 15. Aug 15, 00                  995,537.17           977,607.45         1,973,144.62       186,855,374.72                 0.00
 16. Sep 15, 00                1,001,775.50           972,426.51         1,974,202.02       185,853,599.22                 0.00
 17. Oct 15, 00                1,209,482.80           967,213.11         2,176,695.90       184,644,116.42                 0.00
 18. Nov 15, 00                1,015,651.08           960,918.76         1,976,569.84       183,628,465.33                 0.00
 19. Dec 15, 00                1,610,066.39           955,633.14         2,565,699.52       182,018,398.95                 0.00
 20. Jan 15, 01                1,031,995.25           947,254.08         1,979,249.34       180,986,403.69                 0.00
 21. Feb 15, 01                1,038,463.95           941,883.41         1,980,347.36       179,947,939.74                 0.00
 22. Mar 15, 01                1,649,061.87           936,479.07         2,585,540.94       178,298,877.87                 0.00
 23. Apr 15, 01                1,055,365.15           927,897.08         1,983,262.22       177,243,512.72                 0.00
 24. May 15, 01                1,262,858.71           922,404.78         2,185,263.49       175,980,654.01                 0.00
 25. Jun 15, 01                1,359,953.11           915,832.65         2,275,785.76       174,620,700.90                 0.00
 26. Jul 15, 01                1,277,093.76           908,755.23         2,185,848.99       173,343,607.14                 0.00
 27. Aug 15, 01                1,084,650.35           902,109.02         1,986,759.37       172,258,956.80                 0.00
 28. Sep 15, 01                1,091,451.58           896,464.32         1,987,915.90       171,167,505.22                 0.00
 29. Oct 15, 01                1,298,162.52           890,784.23         2,188,946.74       169,869,342.71                 0.00
 30. Nov 15, 01                1,106,453.90           884,028.37         1,990,482.27       168,762,888.81                 0.00
 31. Dec 15, 01                1,719,799.12           878,270.20         2,598,069.32       167,043,089.69                 0.00
 32. Jan 15, 02                1,121,643.58           869,320.08         1,990,963.66       165,921,446.11                 0.00
 33. Feb 15, 02                1,128,678.34           863,482.86         1,992,161.20       164,792,767.77                 0.00
 34. Mar 15, 02                1,732,230.76           857,609.03         2,589,839.79       163,060,537.01                 0.00
 35. Apr 15, 02                1,146,674.17           848,594.21         1,995,268.38       161,913,862.84                 0.00
 36. May 15, 02                1,352,175.24           842,626.73         2,194,801.96       160,561,687.60                 0.00
 37. Jun 15, 02                1,475,615.21           835,589.78         2,311,205.00       159,086,072.39                 0.00
 38. Jul 15, 02                1,367,525.96           827,910.44         2,195,436.40       157,718,546.43                 0.00
 39. Aug 15, 02                1,178,254.86           820,793.60         1,999,048.46       156,540,291.57                 0.00
 40. Sep 15, 02                1,185,647.27           814,661.77         2,000,309.04       155,354,644.30                 0.00
 41. Oct 15, 02                1,390,302.65           808,491.46         2,198,794.11       153,964,341.65                 0.00
 42. Nov 15, 02                1,201,826.44           801,256.09         2,003,082.54       152,762,515.21                 0.00
 43. Dec 15, 02                1,873,857.94           795,001.59         2,668,859.53       150,888,657.27                 0.00
 44. Jan 15, 03                1,219,474.46           785,249.72         2,004,724.18       149,669,182.81                 0.00
 45. Feb 15, 03                1,246,406.78           778,903.37         2,025,310.15       148,422,776.03                 0.00
 46. Mar 15, 03                1,859,963.52           772,416.86         2,632,380.38       146,562,812.52                 0.00
 47. Apr 15, 03                1,265,942.26           762,737.30         2,028,679.56       145,296,870.26                 0.00
 48. May 15, 03                1,475,237.66           756,149.13         2,231,386.79       143,821,632.60                 0.00
 49. Jun 15, 03                1,600,751.65           748,471.75         2,349,223.39       142,220,880.95                 0.00
 50. Jul 15, 03                1,494,672.23           740,141.17         2,234,813.39       140,726,208.72                 0.00
 51. Aug 15, 03                1,303,198.25           732,362.64         2,035,560.89       139,423,010.47                 0.00
 52. Sep 15, 03                1,311,824.97           725,580.58         2,037,405.55       138,111,185.51                 0.00
 53. Oct 15, 03                1,535,353.83           718,753.63         2,254,107.46       136,575,831.68                 0.00
 54. Nov 15, 03                1,343,458.68           710,763.39         2,054,222.07       135,232,373.00                 0.00
 55. Dec 15, 03                2,035,652.17           703,771.81         2,739,423.98       133,196,720.83                 0.00
 56. Jan 15, 04               11,505,318.23           693,177.93        12,198,496.17       121,691,402.59                 0.00
 57. Feb 15, 04                1,368,480.81           633,302.34         2,001,783.15       120,322,921.78                 0.00
 58. Mar 15, 04                1,775,003.91           626,180.54         2,401,184.44       118,547,917.88                 0.00
 59. Apr 15, 04                1,388,220.59           616,943.12         2,005,163.71       117,159,697.29                 0.00
 60. May 15, 04                1,595,340.57           609,718.59         2,205,059.16       115,564,356.72                 0.00
 61. Jun 15, 04                1,776,295.77           601,416.17         2,377,711.94       113,788,060.95                 0.00
 62. Jul 15, 04                1,613,660.62           592,172.03         2,205,832.65       112,174,400.33                 0.00
 63. Aug 15, 04                1,425,903.67           583,774.28         2,009,677.95       110,748,496.66                 0.00
 64. Sep 15, 04                1,434,847.29           576,353.63         2,011,200.93       109,313,649.37                 0.00
 65. Oct 15, 04                1,640,962.57           568,886.45         2,209,849.02       107,672,686.79                 0.00
 66. Nov 15, 04                1,454,154.10           560,346.61         2,014,500.71       106,218,532.70                 0.00
 67. Dec 15, 04                2,092,162.26           552,778.95         2,644,941.21       104,126,370.43                 0.00
 68. Jan 15, 05                1,473,702.01           541,890.99         2,015,593.00       102,652,668.42                 0.00
 69. Feb 15, 05                1,482,947.34           534,221.60         2,017,168.93       101,169,721.08                 0.00
 70. Mar 15, 05                2,079,576.45           526,504.09         2,606,080.54        99,090,144.63                 0.00
 71. Apr 15, 05                1,505,337.73           515,681.63         2,021,019.36        97,584,806.90                 0.00
 72. May 15, 05                1,709,921.67           507,847.60         2,217,769.26        95,874,885.23                 0.00
 73. Jun 15, 05                2,019,027.38           498,948.88         2,517,976.26        93,855,857.85                 0.00
 74. Jul 15, 05                1,729,672.74           488,441.53         2,218,114.27        92,126,185.11                 0.00
 75. Aug 15, 05                1,545,964.60           479,440.02         2,025,404.63        90,580,220.51                 0.00
 76. Sep 15, 05                1,555,666.30           471,394.56         2,027,060.87        89,024,554.20                 0.00
 77. Oct 15, 05                3,343,048.92           463,298.62         3,806,347.54        85,681,505.28                 0.00
 78. Nov 15, 05                1,574,730.54           445,900.83         2,020,631.37        84,106,774.74                 0.00
 79. Dec 15, 05               14,916,313.29           437,705.67        15,354,018.96        69,190,461.46                 0.00
 80. Jan 15, 06                1,578,681.90           360,078.69         1,938,760.59        67,611,779.56                 0.00
 81. Feb 15, 06                1,588,602.41           351,862.97         1,940,465.38        66,023,177.15                 0.00
 82. Mar 15, 06                2,167,544.78           343,595.62         2,511,140.39        63,855,632.37                 0.00
 83. Apr 15, 06                1,612,245.03           332,315.35         1,944,560.39        62,243,387.34                 0.00
 84. May 15, 06                1,811,360.84           323,924.96         2,135,285.80        60,432,026.50                 0.00
 85. Jun 15, 06                2,311,712.83           314,498.34         2,626,211.17        58,120,313.67                 0.00
 86. Jul 15, 06                1,832,426.55           302,467.80         2,134,894.35        56,287,887.12                 0.00
 87. Aug 15, 06                1,655,574.10           292,931.55         1,948,505.65        54,632,313.02                 0.00
 88. Sep 15, 06                1,665,980.97           284,315.66         1,950,296.63        52,966,332.05                 0.00
 89. Oct 15, 06                1,863,941.03           275,645.62         2,139,586.65        51,102,391.02                 0.00
 90. Nov 15, 06                1,688,183.12           265,945.36         1,954,128.48        49,414,207.90                 0.00
 91. Dec 15, 06                2,137,634.49           257,159.77         2,394,794.26        47,276,573.41                 0.00
 92. Jan 15, 07                1,710,663.08           246,035.17         1,956,698.25        45,565,910.33                 0.00
 93. Feb 15, 07                1,721,418.38           237,132.59         1,958,550.97        43,844,491.95                 0.00
 94. Mar 15, 07                2,290,074.85           228,174.04         2,518,248.90        41,554,417.10                 0.00
 95. Apr 15, 07                1,746,675.89           216,256.11         1,962,932.00        39,807,741.21                 0.00
 96. May 15, 07                1,942,888.45           207,166.12         2,150,054.57        37,864,852.76                    0
 97. Jun 15, 07                2,328,031.94           197,055.00         2,525,086.95        35,536,820.82                    0
 98. Jul 15, 07                1,965,600.13           184,939.54         2,150,539.67        33,571,220.68                    0
 99. Aug 15, 07                1,793,390.74           174,710.23         1,968,100.97        31,777,829.94                    0
100. Sep 15, 07                1,804,669.52           165,377.12         1,970,046.64        29,973,160.42                    0
101. Oct 15, 07                1,999,634.32           155,985.32         2,155,619.65        27,973,526.09                    0
102. Nov 15, 07                1,828,607.57           145,578.89         1,974,186.46        26,144,918.52                    0
103. Dec 15, 07                2,238,719.10           136,062.51         2,374,781.61        23,906,199.42                    0
104. Jan 15, 08                1,854,263.41           124,411.85         1,978,675.25        22,051,936.01                    0
105. Feb 15, 08                1,866,970.19           114,761.95         1,981,732.14        20,184,965.82                    0
106. Mar 15, 08                2,242,613.50           105,045.93         2,347,659.43        17,942,352.32                    0
107. Apr 15, 08                1,892,846.94            93,374.99         1,986,221.93        16,049,505.39                    0
108. May 15, 08                7,484,989.25            83,524.30         7,568,513.56         8,564,516.13                    0
109. Jun 15, 08                8,564,516.13            44,571.17         8,609,087.30                    0                    0

Total                        203,500,000.00        68,698,116.20       272,198,116.20                                         0

(table continued)

PerDate                     Princ Writedown     Accrued Interest   Interest Shortfall               Coupon
  0. May 20, 99                        0.00                 0.00                 0.00             0.000000
  1. Jun 15, 99                        0.00         1,059,047.92                 0.00             6.245000
  2. Jul 15, 99                        0.00         1,051,112.47                 0.00             6.245000
  3. Aug 15, 99                        0.00         1,045,474.86                 0.00             6.245000
  4. Sep 15, 99                        0.00         1,040,826.58                 0.00             6.245000
  5. Oct 15, 99                        0.00         1,036,149.19                 0.00             6.245000
  6. Nov 15, 99                        0.00         1,030,420.38                 0.00             6.245000
  7. Dec 15, 99                        0.00         1,025,660.43                 0.00             6.245000
  8. Jan 15, 00                        0.00         1,018,022.02                 0.00             6.245000
  9. Feb 15, 00                        0.00         1,013,195.75                 0.00             6.245000
 10. Mar 15, 00                        0.00         1,008,339.26                 0.00             6.245000
 11. Apr 15, 00                        0.00         1,001,406.93                 0.00             6.245000
 12. May 15, 00                        0.00           996,476.41                 0.00             6.245000
 13. Jun 15, 00                        0.00           990,351.74                 0.00             6.245000
 14. Jul 15, 00                        0.00           983,800.65                 0.00             6.245000
 15. Aug 15, 00                        0.00           977,607.45                 0.00             6.245000
 16. Sep 15, 00                        0.00           972,426.51                 0.00             6.245000
 17. Oct 15, 00                        0.00           967,213.11                 0.00             6.245000
 18. Nov 15, 00                        0.00           960,918.76                 0.00             6.245000
 19. Dec 15, 00                        0.00           955,633.14                 0.00             6.245000
 20. Jan 15, 01                        0.00           947,254.08                 0.00             6.245000
 21. Feb 15, 01                        0.00           941,883.41                 0.00             6.245000
 22. Mar 15, 01                        0.00           936,479.07                 0.00             6.245000
 23. Apr 15, 01                        0.00           927,897.08                 0.00             6.245000
 24. May 15, 01                        0.00           922,404.78                 0.00             6.245000
 25. Jun 15, 01                        0.00           915,832.65                 0.00             6.245000
 26. Jul 15, 01                        0.00           908,755.23                 0.00             6.245000
 27. Aug 15, 01                        0.00           902,109.02                 0.00             6.245000
 28. Sep 15, 01                        0.00           896,464.32                 0.00             6.245000
 29. Oct 15, 01                        0.00           890,784.23                 0.00             6.245000
 30. Nov 15, 01                        0.00           884,028.37                 0.00             6.245000
 31. Dec 15, 01                        0.00           878,270.20                 0.00             6.245000
 32. Jan 15, 02                        0.00           869,320.08                 0.00             6.245000
 33. Feb 15, 02                        0.00           863,482.86                 0.00             6.245000
 34. Mar 15, 02                        0.00           857,609.03                 0.00             6.245000
 35. Apr 15, 02                        0.00           848,594.21                 0.00             6.245000
 36. May 15, 02                        0.00           842,626.73                 0.00             6.245000
 37. Jun 15, 02                        0.00           835,589.78                 0.00             6.245000
 38. Jul 15, 02                        0.00           827,910.44                 0.00             6.245000
 39. Aug 15, 02                        0.00           820,793.60                 0.00             6.245000
 40. Sep 15, 02                        0.00           814,661.77                 0.00             6.245000
 41. Oct 15, 02                        0.00           808,491.46                 0.00             6.245000
 42. Nov 15, 02                        0.00           801,256.09                 0.00             6.245000
 43. Dec 15, 02                        0.00           795,001.59                 0.00             6.245000
 44. Jan 15, 03                        0.00           785,249.72                 0.00             6.245000
 45. Feb 15, 03                        0.00           778,903.37                 0.00             6.245000
 46. Mar 15, 03                        0.00           772,416.86                 0.00             6.245000
 47. Apr 15, 03                        0.00           762,737.30                 0.00             6.245000
 48. May 15, 03                        0.00           756,149.13                 0.00             6.245000
 49. Jun 15, 03                        0.00           748,471.75                 0.00             6.245000
 50. Jul 15, 03                        0.00           740,141.17                 0.00             6.245000
 51. Aug 15, 03                        0.00           732,362.64                 0.00             6.245000
 52. Sep 15, 03                        0.00           725,580.58                 0.00             6.245000
 53. Oct 15, 03                        0.00           718,753.63                 0.00             6.245000
 54. Nov 15, 03                        0.00           710,763.39                 0.00             6.245000
 55. Dec 15, 03                        0.00           703,771.81                 0.00             6.245000
 56. Jan 15, 04                        0.00           693,177.93                 0.00             6.245000
 57. Feb 15, 04                        0.00           633,302.34                 0.00             6.245000
 58. Mar 15, 04                        0.00           626,180.54                 0.00             6.245000
 59. Apr 15, 04                        0.00           616,943.12                 0.00             6.245000
 60. May 15, 04                        0.00           609,718.59                 0.00             6.245000
 61. Jun 15, 04                        0.00           601,416.17                 0.00             6.245000
 62. Jul 15, 04                        0.00           592,172.03                 0.00             6.245000
 63. Aug 15, 04                        0.00           583,774.28                 0.00             6.245000
 64. Sep 15, 04                        0.00           576,353.63                 0.00             6.245000
 65. Oct 15, 04                        0.00           568,886.45                 0.00             6.245000
 66. Nov 15, 04                        0.00           560,346.61                 0.00             6.245000
 67. Dec 15, 04                        0.00           552,778.95                 0.00             6.245000
 68. Jan 15, 05                        0.00           541,890.99                 0.00             6.245000
 69. Feb 15, 05                        0.00           534,221.60                 0.00             6.245000
 70. Mar 15, 05                        0.00           526,504.09                 0.00             6.245000
 71. Apr 15, 05                        0.00           515,681.63                 0.00             6.245000
 72. May 15, 05                        0.00           507,847.60                 0.00             6.245000
 73. Jun 15, 05                        0.00           498,948.88                 0.00             6.245000
 74. Jul 15, 05                        0.00           488,441.53                 0.00             6.245000
 75. Aug 15, 05                        0.00           479,440.02                 0.00             6.245000
 76. Sep 15, 05                        0.00           471,394.56                 0.00             6.245000
 77. Oct 15, 05                        0.00           463,298.62                 0.00             6.245000
 78. Nov 15, 05                        0.00           445,900.83                 0.00             6.245000
 79. Dec 15, 05                        0.00           437,705.67                 0.00             6.245000
 80. Jan 15, 06                        0.00           360,078.69                 0.00             6.245000
 81. Feb 15, 06                        0.00           351,862.97                 0.00             6.245000
 82. Mar 15, 06                        0.00           343,595.62                 0.00             6.245000
 83. Apr 15, 06                        0.00           332,315.35                 0.00             6.245000
 84. May 15, 06                        0.00           323,924.96                 0.00             6.245000
 85. Jun 15, 06                        0.00           314,498.34                 0.00             6.245000
 86. Jul 15, 06                        0.00           302,467.80                 0.00             6.245000
 87. Aug 15, 06                        0.00           292,931.55                 0.00             6.245000
 88. Sep 15, 06                        0.00           284,315.66                 0.00             6.245000
 89. Oct 15, 06                        0.00           275,645.62                 0.00             6.245000
 90. Nov 15, 06                        0.00           265,945.36                 0.00             6.245000
 91. Dec 15, 06                        0.00           257,159.77                 0.00             6.245000
 92. Jan 15, 07                        0.00           246,035.17                 0.00             6.245000
 93. Feb 15, 07                        0.00           237,132.59                 0.00             6.245000
 94. Mar 15, 07                        0.00           228,174.04                 0.00             6.245000
 95. Apr 15, 07                        0.00           216,256.11                 0.00             6.245000
 96. May 15, 07                           0           207,166.12                    0                6.245
 97. Jun 15, 07                           0           197,055.00                    0                6.245
 98. Jul 15, 07                           0           184,939.54                    0                6.245
 99. Aug 15, 07                           0           174,710.23                    0                6.245
100. Sep 15, 07                           0           165,377.12                    0                6.245
101. Oct 15, 07                           0           155,985.32                    0                6.245
102. Nov 15, 07                           0           145,578.89                    0                6.245
103. Dec 15, 07                           0           136,062.51                    0                6.245
104. Jan 15, 08                           0           124,411.85                    0                6.245
105. Feb 15, 08                           0           114,761.95                    0                6.245
106. Mar 15, 08                           0           105,045.93                    0                6.245
107. Apr 15, 08                           0            93,374.99                    0                6.245
108. May 15, 08                           0            83,524.30                    0                6.245
109. Jun 15, 08                           0            44,571.17                    0                6.245

Total                                     0        68,698,116.20                    0

                             UNDERWRITERS' STATEMENT
                             COMPUTATIONAL MATERIALS

                 FIRST UNION NATIONAL BANK- CHASE MANHATTAN BANK
                           COMMERCIAL MORTGAGE TRUST-
                  COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES
                                 SERIES 1999-C2
________________________________________________________________________________
The attached tables and statistical analysis (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by First Union Capital Markets Corp. and Chase Securities Inc. (collectively, the "Underwriter") and not by the issuer of the certificates identified above (the "Offered Certificates") or any other party. The issuer of the Offered Certificates has not prepared or taken part in the preparation of these materials. None of the Underwriters, the issuer of the Offered Certificates, or any other party makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated herein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials reflect future performance. These Computational Materials should not be construed as either a prediction or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment and other assumptions and actual experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the Offered Certificates may differ from those shown in the Computational Materials due to difference between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the Offered Certificates has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Offered
Certificates has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Offered Certificates in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered Certificates for definitive terms of the Offered Certificates and the collateral.

Please be advised that mortgage-backed and/or asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in these Offered Certificates.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

FUNCM 99-C2                      A1 - PREPAYMENTS AFTER LO

-------------------------------------------------------
CUSIP
Coupon                                 6.31
Delay                                   14
Stated Maturity                        N/A
Type                                 SEN FIX
-------------------------------------------------------

-------------------------------------------------------
Face                             $203,500,000.00
Original Balance                 $203,500,000.00
Current Balance                  $203,500,000.00
Factor                                  1
-------------------------------------------------------

-------------------------------------------------------
Settle at Pricing
Accrual begins                        5/1/99
Factor Date                            N/A
-------------------------------------------------------
YIELD CURVE:  Spread off interpolated node
3MO=4.776,  6MO=4.776,  1YR=4.776,  2YR=5.071,   3YR=5.12133333333,   5YR=5.222,
10YR=5.357, 30YR=5.677

------------------------------------  ---------------------  --------------------  -------------------  --------------------
               PRICE                          0CPR                  10CPR                15CPR                 25CPR
                                             Yield                  Yield                Yield                 Yield
------------------------------------  ---------------------  --------------------  -------------------  --------------------
              100-15                         6.2282                6.4964                6.6040               6.7925
              100-17                         6.2138                6.4796                6.5863               6.7733
              100-19                         6.1995                6.4628                6.5686               6.7541
              100-21                         6.1851                6.4461                6.5509               6.7349
              100-23                         6.1708                6.4293                6.5332               6.7157
              100-25                         6.1564                6.4126                6.5156               6.6965
              100-27                         6.1421                6.3959                6.4979               6.6774
              100-29                         6.1278                6.3791                6.4803               6.6582
              100-31                         6.1135                6.3624                6.4627               6.6391
              101-01                         6.0992                6.3458                6.4451               6.6200
              101-03                         6.0850                6.3291                6.4275               6.6009
              101-05                         6.0707                6.3124                6.4099               6.5818
              101-07                         6.0565                6.2958                6.3924               6.5628
              101-09                         6.0423                6.2792                6.3748               6.5437
              101-11                         6.0280                6.2626                6.3573               6.5247
              101-13                         6.0138                6.2460                6.3398               6.5057
              101-15                         5.9996                6.2294                6.3223               6.4867
------------------------------------  ---------------------  --------------------  -------------------  --------------------

------------------------------------  ---------------------  --------------------  -------------------  --------------------
              Spread @ Center Price            88                    117                  128                   148
                                WAL         5.39180                4.47770              4.20840               3.83280
                           Mod Durn          4.319                  3.697                3.504                 3.228
                      Mod Convexity          0.253                  0.180                0.161                 0.135
                   Principal Window      Jun99 to Jun08        Jun99 to Feb07        Jun99 to Jul06       Jun99 to Dec05
                      Maturity #mos           109                    93                    86                   79
                  Total Collat Loss       0.00 (0.00%)          0.00 (0.00%)          0.00 (0.00%)         0.00 (0.00%)

                             Prepay         At 0 CPR              At 10 CPR            At 15 CPR             At 25 CPR
                         No prepays
              Lockout and penalties     Include penalty        Include penalty      Include penalty       Include penalty

              Extension, if balloon           None                  None                  None                 None
                    Increase Coupon
                    Pay Exten Princ

                            Default         At 0 CDR              At 0 CDR              At 0 CDR             At 0 CDR
                      Loss Severity            0                      0                    0                     0
                  Servicer Advances      100% of P & I          100% of P & I        100% of P & I         100% of P & I
                       Recovery Lag          12 mos                12 mos                12 mos               12 mos
------------------------------------  ---------------------  --------------------  -------------------  --------------------

(table continued)

------------------------------------  ---------------------  --------------------  -------------------
               PRICE                         50CPR                  75CPR                100CPR
                                             Yield                  Yield                Yield
------------------------------------  ---------------------  --------------------  -------------------
              100-15                         7.1436                7.3810                7.6900
              100-17                         7.1213                7.3565                7.6618
              100-19                         7.0991                7.3319                7.6337
              100-21                         7.0769                7.3075                7.6056
              100-23                         7.0547                7.2830                7.5775
              100-25                         7.0325                7.2585                7.5494
              100-27                         7.0104                7.2341                7.5213
              100-29                         6.9882                7.2097                7.4933
              100-31                         6.9661                7.1853                7.4653
              101-01                         6.9440                7.1610                7.4374
              101-03                         6.9220                7.1366                7.4094
              101-05                         6.8999                7.1123                7.3815
              101-07                         6.8779                7.0880                7.3536
              101-09                         6.8559                7.0637                7.3257
              101-11                         6.8339                7.0395                7.2979
              101-13                         6.8119                7.0153                7.2701
              101-15                         6.7899                6.9911                7.2423
------------------------------------  ---------------------  --------------------  -------------------

------------------------------------  ---------------------  --------------------  -------------------
              Spread @ Center Price           183                    207                  237
                                WAL         3.25330                2.92350              2.53450
                           Mod Durn          2.792                  2.532                2.205
                      Mod Convexity          0.099                  0.081                0.062
                   Principal Window      Jun99 to Mar05        Jun99 to Oct04        Jun99 to Sep04
                      Maturity #mos            70                    65                    64
                  Total Collat Loss       0.00 (0.00%)          0.00 (0.00%)          0.00 (0.00%)

                             Prepay        At 50 CPR              At 75 CPR            At 100 CPR
                         No prepays
              Lockout and penalties     Include penalty        Include penalty      Include penalty

              Extension, if balloon           None                  None                  None
                    Increase Coupon
                    Pay Exten Princ

                            Default         At 0 CDR              At 0 CDR              At 0 CDR
                      Loss Severity            0                      0                    0
                  Servicer Advances      100% of P & I          100% of P & I        100% of P & I
                       Recovery Lag          12 mos                12 mos                12 mos
------------------------------------  ---------------------  --------------------  -------------------

Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final
Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION
OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

FUNCM 99-C2                      A1 - PREPAYMENTS AFTER YM

-------------------------------------------------------
CUSIP
Coupon                                 6.31
Delay                                   14
Stated Maturity                        N/A
Type                                 SEN FIX
-------------------------------------------------------

-------------------------------------------------------
Face                             $203,500,000.00
Original Balance                 $203,500,000.00
Current Balance                  $203,500,000.00
Factor                                  1
-------------------------------------------------------

-------------------------------------------------------
Settle at Pricing
Accrual begins                        5/1/99
Factor Date                            N/A
-------------------------------------------------------
YIELD CURVE:  Spread off interpolated node
3MO=4.776,  6MO=4.776,  1YR=4.776,  2YR=5.071,   3YR=5.12133333333,   5YR=5.222,
10YR=5.357, 30YR=5.677

------------------------------------  ---------------------  --------------------  -------------------  --------------------
               PRICE                        0CPR YM               10CPR YM              15CPR YM             25CPR YM
                                             Yield                  Yield                Yield                 Yield
------------------------------------  ---------------------  --------------------  -------------------  --------------------
              100-15                         6.2282                6.2282                6.2281               6.2281
              100-17                         6.2138                6.2138                6.2137               6.2137
              100-19                         6.1995                6.1994                6.1994               6.1993
              100-21                         6.1851                6.1850                6.1850               6.1849
              100-23                         6.1708                6.1707                6.1707               6.1706
              100-25                         6.1564                6.1564                6.1563               6.1562
              100-27                         6.1421                6.1420                6.1420               6.1419
              100-29                         6.1278                6.1277                6.1277               6.1276
              100-31                         6.1135                6.1134                6.1134               6.1133
              101-01                         6.0992                6.0991                6.0991               6.0990
              101-03                         6.0850                6.0849                6.0848               6.0847
              101-05                         6.0707                6.0706                6.0706               6.0704
              101-07                         6.0565                6.0564                6.0563               6.0562
              101-09                         6.0423                6.0421                6.0421               6.0419
              101-11                         6.0280                6.0279                6.0279               6.0277
              101-13                         6.0138                6.0137                6.0136               6.0135
              101-15                         5.9996                5.9995                5.9994               5.9993
------------------------------------  ---------------------  --------------------  -------------------  --------------------

------------------------------------  ---------------------  --------------------  -------------------  --------------------
              Spread @ Center Price            88                    88                    88                   88
                                WAL         5.39180                5.38920              5.38780               5.38490
                           Mod Durn          4.319                  4.317                4.317                 4.315
                      Mod Convexity          0.253                  0.253                0.253                 0.253
                   Principal Window      Jun99 to Jun08        Jun99 to Jun08        Jun99 to Jun08       Jun99 to Jun08
                      Maturity #mos           109                    109                  109                   109
                  Total Collat Loss       0.00 (0.00%)          0.00 (0.00%)          0.00 (0.00%)         0.00 (0.00%)

                             Prepay         At 0 CPR              At 10 CPR            At 15 CPR             At 25 CPR
                         No prepays      During any YM          During any YM        During any YM         During any YM

              Lockout and penalties     Include penalty        Include penalty      Include penalty       Include penalty

              Extension, if balloon           None                  None                  None                 None
                    Increase Coupon
                    Pay Exten Princ

                            Default         At 0 CDR              At 0 CDR              At 0 CDR             At 0 CDR
                      Loss Severity            0                      0                    0                     0
                  Servicer Advances      100% of P & I          100% of P & I        100% of P & I         100% of P & I
                       Recovery Lag          12 mos                12 mos                12 mos               12 mos
------------------------------------  ---------------------  --------------------  -------------------  --------------------

(table continued)

-------------------------------------  --------------------  --------------------  -------------------
               PRICE                        50CPR YM              75CPR YM             100CPR YM
                                              Yield                 Yield                Yield
-------------------------------------  --------------------  --------------------  -------------------
               100-15                        6.2279                6.2277                6.2267
               100-17                        6.2135                6.2133                6.2122
               100-19                        6.1991                6.1989                6.1977
               100-21                        6.1847                6.1845                6.1832
               100-23                        6.1704                6.1701                6.1688
               100-25                        6.1560                6.1557                6.1543
               100-27                        6.1417                6.1413                6.1399
               100-29                        6.1273                6.1270                6.1254
               100-31                        6.1130                6.1127                6.1110
               101-01                        6.0987                6.0983                6.0966
               101-03                        6.0844                6.0840                6.0822
               101-05                        6.0701                6.0697                6.0678
               101-07                        6.0559                6.0554                6.0535
               101-09                        6.0416                6.0412                6.0391
               101-11                        6.0274                6.0269                6.0248
               101-13                        6.0131                6.0127                6.0104
               101-15                        5.9989                5.9984                5.9961
-------------------------------------  --------------------  --------------------  -------------------

-------------------------------------  --------------------  --------------------  -------------------
               Spread @ Center Price           88                    88                    88
                                 WAL         5.37750               5.36870              5.33020
                            Mod Durn          4.310                 4.305                4.280
                       Mod Convexity          0.252                 0.251                0.248
                    Principal Window     Jun99 to May08        Jun99 to Apr08        Jun99 to Feb08
                       Maturity #mos           108                   107                  105
                   Total Collat Loss      0.00 (0.00%)          0.00 (0.00%)          0.00 (0.00%)

                              Prepay        At 50 CPR             At 75 CPR            At 100 CPR
                          No prepays      During any YM         During any YM        During any YM
               Lockout and penalties     Include penalty       Include penalty      Include penalty

               Extension, if balloon          None                  None                  None
                     Increase Coupon
                     Pay Exten Princ

                             Default        At 0 CDR              At 0 CDR              At 0 CDR
                       Loss Severity            0                     0                    0
                   Servicer Advances      100% of P & I         100% of P & I        100% of P & I
                        Recovery Lag         12 mos                12 mos                12 mos
-------------------------------------  --------------------  --------------------  -------------------
Investors  should  read the  Underwriters'  Statement  which  accompanies  these
Computational  Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final
Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION
OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.




FUNCM 99-C2                      A1 - PREPAYMENTS AFTER PREPAYMENT PENALTIES

-------------------------------------------------------
CUSIP
Coupon                                 6.31
Delay                                   14
Stated Maturity                        N/A
Type                                 SEN FIX
-------------------------------------------------------

-------------------------------------------------------
Face                             $203,500,000.00
Original Balance                 $203,500,000.00
Current Balance                  $203,500,000.00
Factor                                  1
-------------------------------------------------------

-------------------------------------------------------
Settle at Pricing
Accrual begins                        5/1/99
Factor Date                            N/A
-------------------------------------------------------
YIELD CURVE:  Spread off interpolated node
3MO=4.776,  6MO=4.776,  1YR=4.776,  2YR=5.071,   3YR=5.12133333333,   5YR=5.222,
10YR=5.357, 30YR=5.677

-------------------------------------  --------------------  --------------------  -------------------  --------------------
               PRICE                       0CPR YM PT            10CPR YM PT          15CPR YM PT           25CPR YM PT
                                              Yield                 Yield                Yield                 Yield
-------------------------------------  --------------------  --------------------  -------------------  --------------------
               100-15                        6.2282                6.2282                6.2281               6.2281
               100-17                        6.2138                6.2138                6.2137               6.2137
               100-19                        6.1995                6.1994                6.1994               6.1993
               100-21                        6.1851                6.1850                6.1850               6.1849
               100-23                        6.1708                6.1707                6.1706               6.1706
               100-25                        6.1564                6.1564                6.1563               6.1562
               100-27                        6.1421                6.1420                6.1420               6.1419
               100-29                        6.1278                6.1277                6.1277               6.1276
               100-31                        6.1135                6.1134                6.1134               6.1133
               101-01                        6.0992                6.0991                6.0991               6.0990
               101-03                        6.0850                6.0849                6.0848               6.0847
               101-05                        6.0707                6.0706                6.0706               6.0704
               101-07                        6.0565                6.0564                6.0563               6.0562
               101-09                        6.0423                6.0421                6.0421               6.0419
               101-11                        6.0280                6.0279                6.0278               6.0277
               101-13                        6.0138                6.0137                6.0136               6.0135
               101-15                        5.9996                5.9995                5.9994               5.9993
-------------------------------------  --------------------  --------------------  -------------------  --------------------

-------------------------------------  --------------------  --------------------  -------------------  --------------------
               Spread @ Center Price           88                    88                    88                   88
                                 WAL         5.39180               5.38920              5.38780               5.38490
                            Mod Durn          4.319                 4.317                4.317                 4.315
                       Mod Convexity          0.253                 0.253                0.253                 0.253
                    Principal Window     Jun99 to Jun08        Jun99 to Jun08        Jun99 to Jun08       Jun99 to Jun08
                       Maturity #mos           109                   109                  109                   109
                   Total Collat Loss      0.00 (0.00%)          0.00 (0.00%)          0.00 (0.00%)         0.00 (0.00%)

                              Prepay        At 0 CPR              At 10 CPR            At 15 CPR             At 25 CPR
                                         During any pts,       During any pts,      During any pts,       During any pts,
                          No prepays         any YM                any YM                any YM               any YM
               Lockout and penalties     Include penalty       Include penalty      Include penalty       Include penalty

               Extension, if balloon          None                  None                  None                 None
                     Increase Coupon
                     Pay Exten Princ

                             Default        At 0 CDR              At 0 CDR              At 0 CDR             At 0 CDR
                       Loss Severity            0                     0                    0                     0
                   Servicer Advances      100% of P & I         100% of P & I        100% of P & I         100% of P & I
                        Recovery Lag         12 mos                12 mos                12 mos               12 mos

-------------------------------------  --------------------  --------------------  -------------------  --------------------

(table continued)

-------------------------------------  --------------------  --------------------  -------------------
               PRICE                       50CPR YM PT           75CPR YM PT          100CPR YM PT
                                              Yield                 Yield                Yield
-------------------------------------  --------------------  --------------------  -------------------
               100-15                        6.2279                6.2277                6.2267
               100-17                        6.2135                6.2133                6.2122
               100-19                        6.1991                6.1989                6.1977
               100-21                        6.1847                6.1844                6.1832
               100-23                        6.1703                6.1701                6.1688
               100-25                        6.1560                6.1557                6.1543
               100-27                        6.1416                6.1413                6.1399
               100-29                        6.1273                6.1270                6.1254
               100-31                        6.1130                6.1126                6.1110
               101-01                        6.0987                6.0983                6.0966
               101-03                        6.0844                6.0840                6.0822
               101-05                        6.0701                6.0697                6.0678
               101-07                        6.0558                6.0554                6.0535
               101-09                        6.0416                6.0411                6.0391
               101-11                        6.0273                6.0269                6.0248
               101-13                        6.0131                6.0126                6.0104
               101-15                        5.9989                5.9984                5.9961
-------------------------------------  --------------------  --------------------  -------------------

-------------------------------------  --------------------  --------------------  -------------------
               Spread @ Center Price           88                    88                    88
                                 WAL         5.37760               5.36870              5.33020
                            Mod Durn          4.310                 4.305                4.280
                       Mod Convexity          0.252                 0.251                0.248
                    Principal Window     Jun99 to May08        Jun99 to Apr08        Jun99 to Feb08
                       Maturity #mos           108                   107                  105
                   Total Collat Loss      0.00 (0.00%)          0.00 (0.00%)          0.00 (0.00%)

                              Prepay        At 50 CPR             At 75 CPR            At 100 CPR
                                         During any pts,       During any pts,      During any pts,
                          No prepays         any YM                any YM                any YM
               Lockout and penalties     Include penalty       Include penalty      Include penalty

               Extension, if balloon          None                  None                  None
                     Increase Coupon
                     Pay Exten Princ

                             Default        At 0 CDR              At 0 CDR              At 0 CDR
                       Loss Severity            0                     0                    0
                   Servicer Advances      100% of P & I         100% of P & I        100% of P & I
                        Recovery Lag         12 mos                12 mos                12 mos
-------------------------------------  --------------------  --------------------  -------------------
Investors  should  read the  Underwriters'  Statement  which  accompanies  these
Computational  Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final
Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION
OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

FUNCM 99-C2                                  A2 - PREPAYMENTS AFTER LO

-------------------------------------------------------
CUSIP
Coupon                                 6.58
Delay                                   14
Stated Maturity                        N/A
Type                                 SEN FIX
-------------------------------------------------------

-------------------------------------------------------
Face                             $673,785,678.00
Original Balance                 $673,785,678.00
Current Balance                  $673,785,678.00
Factor                                  1
-------------------------------------------------------

-------------------------------------------------------
Settle at Pricing
Accrual begins                        5/1/99
Factor Date                            N/A
-------------------------------------------------------
YIELD CURVE:  Spread off interpolated node
3MO=4.776,  6MO=4.776,  1YR=4.776,  2YR=5.071,   3YR=5.12133333333,   5YR=5.222,
10YR=5.357, 30YR=5.677

-------------------------------------  --------------------  --------------------  -------------------  --------------------
               PRICE                          0CPR                  10CPR                15CPR                 25CPR
                                              Yield                 Yield                Yield                 Yield
-------------------------------------  --------------------  --------------------  -------------------  --------------------
              100-30+                        6.4970                6.5005                6.5028               6.5040
              101-00+                        6.4881                6.4915                6.4938               6.4949
              101-02+                        6.4792                6.4826                6.4848               6.4859
              101-04+                        6.4703                6.4736                6.4758               6.4768
              101-06+                        6.4614                6.4647                6.4668               6.4677
              101-08+                        6.4526                6.4557                6.4578               6.4587
              101-10+                        6.4437                6.4468                6.4489               6.4497
              101-12+                        6.4348                6.4379                6.4399               6.4406
              101-14+                        6.4259                6.4289                6.4309               6.4316
              101-16+                        6.4171                6.4200                6.4220               6.4226
              101-18+                        6.4082                6.4111                6.4130               6.4136
              101-20+                        6.3994                6.4022                6.4041               6.4046
              101-22+                        6.3906                6.3933                6.3952               6.3956
              101-24+                        6.3817                6.3844                6.3862               6.3866
              101-26+                        6.3729                6.3756                6.3773               6.3776
              101-28+                        6.3641                6.3667                6.3684               6.3686
              101-30+                        6.3553                6.3578                6.3595               6.3596
-------------------------------------  --------------------  --------------------  -------------------  --------------------

-------------------------------------  --------------------  --------------------  -------------------  --------------------
               Spread @ Center Price           108                   109                  109                   109
                                 WAL         9.58680               9.50320              9.45040               9.36070
                            Mod Durn          6.930                 6.884                6.855                 6.803
                       Mod Convexity          0.580                 0.572                0.567                 0.559
                    Principal Window     Jun08 to Apr09        Feb07 to Apr09        Jul06 to Apr09       Dec05 to Apr09
                       Maturity #mos           119                   119                  119                   119
                   Total Collat Loss      0.00 (0.00%)          0.00 (0.00%)          0.00 (0.00%)         0.00 (0.00%)

                              Prepay        At 0 CPR              At 10 CPR            At 15 CPR             At 25 CPR
                          No prepays
               Lockout and penalties     Include penalty       Include penalty      Include penalty       Include penalty

               Extension, if balloon          None                  None                  None                 None
                     Increase Coupon
                     Pay Exten Princ

                             Default        At 0 CDR              At 0 CDR              At 0 CDR             At 0 CDR
                       Loss Severity            0                     0                    0                     0
                   Servicer Advances      100% of P & I         100% of P & I        100% of P & I         100% of P & I
                        Recovery Lag         12 mos                12 mos                12 mos               12 mos

-------------------------------------  --------------------  --------------------  -------------------  --------------------

(table continued)

-------------------------------------  --------------------  --------------------  -------------------
               PRICE                          50CPR                 75CPR                100CPR
                                              Yield                 Yield                Yield
-------------------------------------  --------------------  --------------------  -------------------
              100-30+                        6.4997                6.4953                6.4920
              101-00+                        6.4906                6.4861                6.4827
              101-02+                        6.4814                6.4770                6.4734
              101-04+                        6.4723                6.4678                6.4641
              101-06+                        6.4631                6.4586                6.4548
              101-08+                        6.4540                6.4494                6.4455
              101-10+                        6.4449                6.4403                6.4362
              101-12+                        6.4358                6.4311                6.4270
              101-14+                        6.4266                6.4220                6.4177
              101-16+                        6.4175                6.4128                6.4084
              101-18+                        6.4084                6.4037                6.3992
              101-20+                        6.3994                6.3946                6.3899
              101-22+                        6.3903                6.3855                6.3807
              101-24+                        6.3812                6.3764                6.3715
              101-26+                        6.3721                6.3673                6.3622
              101-28+                        6.3631                6.3582                6.3530
              101-30+                        6.3540                6.3491                6.3438
-------------------------------------  --------------------  --------------------  -------------------

-------------------------------------  --------------------  --------------------  -------------------
               Spread @ Center Price           109                   109                  109
                                 WAL         9.25380               9.20840              9.04350
                            Mod Durn          6.742                 6.717                6.629
                       Mod Convexity          0.550                 0.546                0.530
                    Principal Window     Mar05 to Mar09        Oct04 to Mar09        Sep04 to Jan09
                       Maturity #mos           118                   118                  116
                   Total Collat Loss      0.00 (0.00%)          0.00 (0.00%)          0.00 (0.00%)

                              Prepay        At 50 CPR             At 75 CPR            At 100 CPR
                          No prepays
               Lockout and penalties     Include penalty       Include penalty      Include penalty

               Extension, if balloon          None                  None                  None
                     Increase Coupon
                     Pay Exten Princ

                             Default        At 0 CDR              At 0 CDR              At 0 CDR
                       Loss Severity            0                     0                    0
                   Servicer Advances      100% of P & I         100% of P & I        100% of P & I
                        Recovery Lag         12 mos                12 mos                12 mos
-------------------------------------  --------------------  --------------------  -------------------
Investors  should  read the  Underwriters'  Statement  which  accompanies  these
Computational  Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final
Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION
OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.


FUNCM 99-C2                                  A2 - PREPAYMENTS AFTER YM

-------------------------------------------------------
CUSIP
Coupon                                 6.58
Delay                                   14
Stated Maturity                        N/A
Type                                 SEN FIX
-------------------------------------------------------

-------------------------------------------------------
Face                             $673,785,678.00
Original Balance                 $673,785,678.00
Current Balance                  $673,785,678.00
Factor                                  1
-------------------------------------------------------

-------------------------------------------------------
Settle at Pricing
Accrual begins                        5/1/99
Factor Date                            N/A
-------------------------------------------------------
YIELD CURVE:  Spread off interpolated node
3MO=4.776,  6MO=4.776,  1YR=4.776,  2YR=5.071,   3YR=5.12133333333,   5YR=5.222,
10YR=5.357, 30YR=5.677

-------------------------------------  --------------------  --------------------  -------------------  --------------------
               PRICE                         0CPR YM              10CPR YM              15CPR YM             25CPR YM
                                              Yield                 Yield                Yield                 Yield
-------------------------------------  --------------------  --------------------  -------------------  --------------------
              100-30+                        6.4970                6.4970                6.4969               6.4969
              101-00+                        6.4881                6.4881                6.4880               6.4879
              101-02+                        6.4792                6.4792                6.4791               6.4790
              101-04+                        6.4703                6.4703                6.4702               6.4701
              101-06+                        6.4614                6.4614                6.4613               6.4612
              101-08+                        6.4526                6.4525                6.4524               6.4523
              101-10+                        6.4437                6.4436                6.4435               6.4434
              101-12+                        6.4348                6.4347                6.4347               6.4346
              101-14+                        6.4259                6.4259                6.4258               6.4257
              101-16+                        6.4171                6.4170                6.4169               6.4168
              101-18+                        6.4082                6.4081                6.4081               6.4080
              101-20+                        6.3994                6.3993                6.3992               6.3991
              101-22+                        6.3906                6.3905                6.3904               6.3903
              101-24+                        6.3817                6.3816                6.3816               6.3814
              101-26+                        6.3729                6.3728                6.3727               6.3726
              101-28+                        6.3641                6.3640                6.3639               6.3638
              101-30+                        6.3553                6.3552                6.3551               6.3550
-------------------------------------  --------------------  --------------------  -------------------  --------------------

-------------------------------------  --------------------  --------------------  -------------------  --------------------
               Spread @ Center Price           108                   108                  108                   108
                                 WAL         9.58680               9.58130              9.57850               9.57230
                            Mod Durn          6.930                 6.927                6.925                 6.922
                       Mod Convexity          0.580                 0.580                0.579                 0.579
                    Principal Window     Jun08 to Apr09        Jun08 to Apr09        Jun08 to Apr09       Jun08 to Apr09
                       Maturity #mos           119                   119                  119                   119
                   Total Collat Loss      0.00 (0.00%)          0.00 (0.00%)          0.00 (0.00%)         0.00 (0.00%)

                              Prepay        At 0 CPR              At 10 CPR            At 15 CPR             At 25 CPR
                          No prepays      During any YM         During any YM        During any YM         During any YM

               Lockout and penalties     Include penalty       Include penalty      Include penalty       Include penalty

               Extension, if balloon          None                  None                  None                 None
                     Increase Coupon
                     Pay Exten Princ

                             Default        At 0 CDR              At 0 CDR              At 0 CDR             At 0 CDR
                       Loss Severity            0                     0                    0                     0
                   Servicer Advances      100% of P & I         100% of P & I        100% of P & I         100% of P & I
                        Recovery Lag         12 mos                12 mos                12 mos               12 mos

-------------------------------------  --------------------  --------------------  -------------------  --------------------

(table continued)

-------------------------------------  --------------------  --------------------  -------------------
               PRICE                        50CPR YM              75CPR YM             100CPR YM
                                              Yield                 Yield                Yield
-------------------------------------  --------------------  --------------------  -------------------
              100-30+                        6.4966                6.4963                6.4938
              101-00+                        6.4877                6.4873                6.4847
              101-02+                        6.4788                6.4784                6.4757
              101-04+                        6.4698                6.4694                6.4666
              101-06+                        6.4609                6.4605                6.4575
              101-08+                        6.4520                6.4516                6.4485
              101-10+                        6.4431                6.4426                6.4394
              101-12+                        6.4342                6.4337                6.4304
              101-14+                        6.4253                6.4248                6.4214
              101-16+                        6.4165                6.4159                6.4123
              101-18+                        6.4076                6.4070                6.4033
              101-20+                        6.3987                6.3982                6.3943
              101-22+                        6.3899                6.3893                6.3853
              101-24+                        6.3810                6.3804                6.3763
              101-26+                        6.3722                6.3715                6.3673
              101-28+                        6.3633                6.3627                6.3584
              101-30+                        6.3545                6.3538                6.3494
-------------------------------------  --------------------  --------------------  -------------------

-------------------------------------  --------------------  --------------------  -------------------
               Spread @ Center Price           108                   108                  108
                                 WAL         9.55320               9.52420              9.34190
                            Mod Durn          6.912                 6.897                6.801
                       Mod Convexity          0.577                 0.574                0.557
                    Principal Window     May08 to Apr09        Apr08 to Apr09        Feb08 to Feb09
                       Maturity #mos           119                   119                  117
                   Total Collat Loss      0.00 (0.00%)          0.00 (0.00%)          0.00 (0.00%)

                              Prepay        At 50 CPR             At 75 CPR            At 100 CPR
                          No prepays      During any YM         During any YM        During any YM
               Lockout and penalties     Include penalty       Include penalty      Include penalty

               Extension, if balloon          None                  None                  None
                     Increase Coupon
                     Pay Exten Princ

                             Default        At 0 CDR              At 0 CDR              At 0 CDR
                       Loss Severity            0                     0                    0
                   Servicer Advances      100% of P & I         100% of P & I        100% of P & I
                        Recovery Lag         12 mos                12 mos                12 mos
-------------------------------------  --------------------  --------------------  -------------------
Investors  should  read the  Underwriters'  Statement  which  accompanies  these
Computational  Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final
Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION
OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.


FUNCM 99-C2                      A2 - PREPAYMENTS AFTER PREPAYMENT PENALTIES

-------------------------------------------------------
CUSIP
Coupon                                 6.58
Delay                                   14
Stated Maturity                        N/A
Type                                 SEN FIX
-------------------------------------------------------

-------------------------------------------------------
Face                             $673,785,678.00
Original Balance                 $673,785,678.00
Current Balance                  $673,785,678.00
Factor                                  1
-------------------------------------------------------

-------------------------------------------------------
Settle at Pricing
Accrual begins                        5/1/99
Factor Date                            N/A
-------------------------------------------------------
YIELD CURVE:  Spread off interpolated node
3MO=4.776,  6MO=4.776,  1YR=4.776,  2YR=5.071,   3YR=5.12133333333,   5YR=5.222,
10YR=5.357, 30YR=5.677

-------------------------------------  --------------------  --------------------  -------------------  --------------------
               PRICE                       0CPR YM PT            10CPR YM PT          15CPR YM PT           25CPR YM PT
                                              Yield                 Yield                Yield                 Yield
-------------------------------------  --------------------  --------------------  -------------------  --------------------
              100-30+                        6.4970                6.4970                6.4969               6.4969
              101-00+                        6.4881                6.4881                6.4880               6.4879
              101-02+                        6.4792                6.4792                6.4791               6.4790
              101-04+                        6.4703                6.4703                6.4702               6.4701
              101-06+                        6.4614                6.4614                6.4613               6.4612
              101-08+                        6.4526                6.4525                6.4524               6.4523
              101-10+                        6.4437                6.4436                6.4435               6.4434
              101-12+                        6.4348                6.4347                6.4347               6.4346
              101-14+                        6.4259                6.4258                6.4258               6.4257
              101-16+                        6.4171                6.4170                6.4169               6.4168
              101-18+                        6.4082                6.4081                6.4081               6.4080
              101-20+                        6.3994                6.3993                6.3992               6.3991
              101-22+                        6.3906                6.3905                6.3904               6.3903
              101-24+                        6.3817                6.3816                6.3816               6.3814
              101-26+                        6.3729                6.3728                6.3727               6.3726
              101-28+                        6.3641                6.3640                6.3639               6.3638
              101-30+                        6.3553                6.3552                6.3551               6.3550
-------------------------------------  --------------------  --------------------  -------------------  --------------------

-------------------------------------  --------------------  --------------------  -------------------  --------------------
               Spread @ Center Price           108                   108                  108                   108
                                 WAL         9.58680               9.58150              9.57870               9.57260
                            Mod Durn          6.930                 6.927                6.925                 6.922
                       Mod Convexity          0.580                 0.580                0.579                 0.579
                    Principal Window     Jun08 to Apr09        Jun08 to Apr09        Jun08 to Apr09       Jun08 to Apr09
                       Maturity #mos           119                   119                  119                   119
                   Total Collat Loss      0.00 (0.00%)          0.00 (0.00%)          0.00 (0.00%)         0.00 (0.00%)

                              Prepay        At 0 CPR              At 10 CPR            At 15 CPR             At 25 CPR
                                         During any pts,       During any pts,      During any pts,       During any pts,
                          No prepays         any YM                any YM                any YM               any YM
               Lockout and penalties     Include penalty       Include penalty      Include penalty       Include penalty

               Extension, if balloon          None                  None                  None                 None
                     Increase Coupon
                     Pay Exten Princ

                             Default        At 0 CDR              At 0 CDR              At 0 CDR             At 0 CDR
                       Loss Severity            0                     0                    0                     0
                   Servicer Advances      100% of P & I         100% of P & I        100% of P & I         100% of P & I
                        Recovery Lag         12 mos                12 mos                12 mos               12 mos

-------------------------------------  --------------------  --------------------  -------------------  --------------------

(table continued)

-------------------------------------  --------------------  --------------------  -------------------
               PRICE                       50CPR YM PT           75CPR YM PT          100CPR YM PT
                                              Yield                 Yield                Yield
-------------------------------------  --------------------  --------------------  -------------------
              100-30+                        6.4966                6.4962                6.4938
              101-00+                        6.4877                6.4873                6.4847
              101-02+                        6.4788                6.4783                6.4756
              101-04+                        6.4698                6.4694                6.4666
              101-06+                        6.4609                6.4605                6.4575
              101-08+                        6.4520                6.4515                6.4485
              101-10+                        6.4431                6.4426                6.4394
              101-12+                        6.4342                6.4337                6.4304
              101-14+                        6.4253                6.4248                6.4214
              101-16+                        6.4165                6.4159                6.4123
              101-18+                        6.4076                6.4070                6.4033
              101-20+                        6.3987                6.3981                6.3943
              101-22+                        6.3899                6.3893                6.3853
              101-24+                        6.3810                6.3804                6.3763
              101-26+                        6.3722                6.3715                6.3673
              101-28+                        6.3633                6.3627                6.3584
              101-30+                        6.3545                6.3538                6.3494
-------------------------------------  --------------------  --------------------  -------------------

-------------------------------------  --------------------  --------------------  -------------------
               Spread @ Center Price           108                   108                  108
                                 WAL         9.55400               9.52550              9.34410
                            Mod Durn          6.912                 6.898                6.802
                       Mod Convexity          0.577                 0.574                0.557
                    Principal Window     May08 to Apr09        Apr08 to Apr09        Feb08 to Feb09
                       Maturity #mos           119                   119                  117
                   Total Collat Loss      0.00 (0.00%)          0.00 (0.00%)          0.00 (0.00%)

                              Prepay        At 50 CPR             At 75 CPR            At 100 CPR
                                         During any pts,       During any pts,      During any pts,
                          No prepays         any YM                any YM                any YM
               Lockout and penalties     Include penalty       Include penalty      Include penalty

               Extension, if balloon          None                  None                  None
                     Increase Coupon
                     Pay Exten Princ

                             Default        At 0 CDR              At 0 CDR              At 0 CDR
                       Loss Severity            0                     0                    0
                   Servicer Advances      100% of P & I         100% of P & I        100% of P & I
                        Recovery Lag         12 mos                12 mos                12 mos
-------------------------------------  --------------------  --------------------  -------------------
Investors  should  read the  Underwriters'  Statement  which  accompanies  these
Computational  Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final
Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION
OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.


FUNCM 99-C2                                  B - PREPAYMENTS AFTER LO

-------------------------------------------------------
CUSIP
Coupon                                 6.7
Delay                                   14
Stated Maturity                        N/A
Type                                 JUN FIX
-------------------------------------------------------

-------------------------------------------------------
Face                              $47,261,182.00
Original Balance                  $47,261,182.00
Current Balance                   $47,261,182.00
Factor                                  1
-------------------------------------------------------

-------------------------------------------------------
Settle at Pricing
Accrual begins                        5/1/99
Factor Date                            N/A
-------------------------------------------------------
YIELD CURVE:  Spread off interpolated node
3MO=4.776,  6MO=4.776,  1YR=4.776,  2YR=5.071,   3YR=5.12133333333,   5YR=5.222,
10YR=5.357, 30YR=5.677

-------------------------------------  --------------------  --------------------  -------------------  --------------------
               PRICE                          0CPR                  10CPR                15CPR                 25CPR
                                              Yield                 Yield                Yield                 Yield
-------------------------------------  --------------------  --------------------  -------------------  --------------------
              100-30+                        6.6228                6.6231                6.6231               6.6230
              101-00+                        6.6140                6.6144                6.6144               6.6143
              101-02+                        6.6053                6.6056                6.6056               6.6055
              101-04+                        6.5965                6.5969                6.5969               6.5968
              101-06+                        6.5878                6.5881                6.5881               6.5881
              101-08+                        6.5791                6.5794                6.5794               6.5793
              101-10+                        6.5703                6.5707                6.5707               6.5706
              101-12+                        6.5616                6.5620                6.5620               6.5619
              101-14+                        6.5529                6.5533                6.5533               6.5532
              101-16+                        6.5442                6.5446                6.5446               6.5445
              101-18+                        6.5355                6.5359                6.5359               6.5358
              101-20+                        6.5268                6.5272                6.5272               6.5271
              101-22+                        6.5181                6.5185                6.5185               6.5184
              101-24+                        6.5095                6.5098                6.5098               6.5097
              101-26+                        6.5008                6.5012                6.5012               6.5011
              101-28+                        6.4921                6.4925                6.4925               6.4924
              101-30+                        6.4835                6.4838                6.4839               6.4838
-------------------------------------  --------------------  --------------------  -------------------  --------------------

-------------------------------------  --------------------  --------------------  -------------------  --------------------
               Spread @ Center Price           120                   120                  120                   120
                                 WAL         9.90280               9.90280              9.90280               9.90280
                            Mod Durn          7.053                 7.053                7.053                 7.053
                       Mod Convexity          0.606                 0.606                0.606                 0.606
                    Principal Window     Apr09 to Apr09        Apr09 to Apr09        Apr09 to Apr09       Apr09 to Apr09
                       Maturity #mos           119                   119                  119                   119
                   Total Collat Loss      0.00 (0.00%)          0.00 (0.00%)          0.00 (0.00%)         0.00 (0.00%)

                              Prepay        At 0 CPR              At 10 CPR            At 15 CPR             At 25 CPR
                          No prepays
               Lockout and penalties     Include penalty       Include penalty      Include penalty       Include penalty

               Extension, if balloon          None                  None                  None                 None
                     Increase Coupon
                     Pay Exten Princ

                             Default        At 0 CDR              At 0 CDR              At 0 CDR             At 0 CDR
                       Loss Severity            0                     0                    0                     0
                   Servicer Advances      100% of P & I         100% of P & I        100% of P & I         100% of P & I
                        Recovery Lag         12 mos                12 mos                12 mos               12 mos

-------------------------------------  --------------------  --------------------  -------------------  --------------------

(table continued)

-------------------------------------  --------------------  --------------------  -------------------
               PRICE                          50CPR                 75CPR                100CPR
                                              Yield                 Yield                Yield
-------------------------------------  --------------------  --------------------  -------------------
              100-30+                        6.6227                6.6222                6.6205
              101-00+                        6.6140                6.6134                6.6116
              101-02+                        6.6052                6.6046                6.6028
              101-04+                        6.5965                6.5958                6.5939
              101-06+                        6.5877                6.5871                6.5850
              101-08+                        6.5790                6.5783                6.5762
              101-10+                        6.5703                6.5695                6.5674
              101-12+                        6.5615                6.5608                6.5585
              101-14+                        6.5528                6.5521                6.5497
              101-16+                        6.5441                6.5433                6.5409
              101-18+                        6.5354                6.5346                6.5321
              101-20+                        6.5267                6.5259                6.5233
              101-22+                        6.5180                6.5172                6.5145
              101-24+                        6.5093                6.5085                6.5057
              101-26+                        6.5007                6.4998                6.4969
              101-28+                        6.4920                6.4911                6.4881
              101-30+                        6.4833                6.4824                6.4794
-------------------------------------  --------------------  --------------------  -------------------

-------------------------------------  --------------------  --------------------  -------------------
               Spread @ Center Price           120                   120                  120
                                 WAL         9.89120               9.85040              9.72060
                            Mod Durn          7.047                 7.026                6.960
                       Mod Convexity          0.605                 0.601                0.588
                    Principal Window     Mar09 to Apr09        Mar09 to Apr09        Jan09 to Feb09
                       Maturity #mos           119                   119                  117
                   Total Collat Loss      0.00 (0.00%)          0.00 (0.00%)          0.00 (0.00%)

                              Prepay        At 50 CPR             At 75 CPR            At 100 CPR
                          No prepays
               Lockout and penalties     Include penalty       Include penalty      Include penalty

               Extension, if balloon          None                  None                  None
                     Increase Coupon
                     Pay Exten Princ

                             Default        At 0 CDR              At 0 CDR              At 0 CDR
                       Loss Severity            0                     0                    0
                   Servicer Advances      100% of P & I         100% of P & I        100% of P & I
                        Recovery Lag         12 mos                12 mos                12 mos
-------------------------------------  --------------------  --------------------  -------------------
Investors  should  read the  Underwriters'  Statement  which  accompanies  these
Computational  Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final
Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION
OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

FUNCM 99-C2                                  B - PREPAYMENTS AFTER YM

------------------------------------------------------
CUSIP
Coupon                                 6.7
Delay                                  14
Stated Maturity                        N/A
Type                                 JUN FIX
------------------------------------------------------

------------------------------------------------------
Face                             $47,261,182.00
Original Balance                 $47,261,182.00
Current Balance                  $47,261,182.00
Factor                                  1
------------------------------------------------------

------------------------------------------------------
Settle at Pricing
Accrual begins                       5/1/99
Factor Date                            N/A
------------------------------------------------------
YIELD CURVE:  Spread off interpolated node
3MO=4.776,  6MO=4.776,  1YR=4.776,  2YR=5.071,   3YR=5.12133333333,   5YR=5.222,
10YR=5.357, 30YR=5.677

-------------------------------------  --------------------  --------------------  -------------------  -------------------------
               PRICE                         0CPR YM              10CPR YM              15CPR YM                25CPR YM
                                              Yield                 Yield                Yield                   Yield
-------------------------------------  --------------------  --------------------  -------------------  -------------------------
              100-30+                        6.6228                6.6228                6.6228                  6.6228
              101-00+                        6.6140                6.6140                6.6140                  6.6140
              101-02+                        6.6053                6.6053                6.6053                  6.6053
              101-04+                        6.5965                6.5965                6.5965                  6.5965
              101-06+                        6.5878                6.5878                6.5878                  6.5878
              101-08+                        6.5791                6.5791                6.5791                  6.5791
              101-10+                        6.5703                6.5703                6.5703                  6.5703
              101-12+                        6.5616                6.5616                6.5616                  6.5616
              101-14+                        6.5529                6.5529                6.5529                  6.5529
              101-16+                        6.5442                6.5442                6.5442                  6.5442
              101-18+                        6.5355                6.5355                6.5355                  6.5355
              101-20+                        6.5268                6.5268                6.5268                  6.5268
              101-22+                        6.5181                6.5182                6.5182                  6.5182
              101-24+                        6.5095                6.5095                6.5095                  6.5095
              101-26+                        6.5008                6.5008                6.5008                  6.5008
              101-28+                        6.4921                6.4922                6.4922                  6.4922
              101-30+                        6.4835                6.4835                6.4835                  6.4835
-------------------------------------  --------------------  --------------------  -------------------  -------------------------

-------------------------------------  --------------------  --------------------  -------------------  -------------------------
               Spread @ Center Price           120                   120                  120                     120
                                 WAL         9.90280               9.90280              9.90280                 9.90280
                            Mod Durn          7.053                 7.053                7.053                   7.053
                       Mod Convexity          0.606                 0.606                0.606                   0.606
                    Principal Window     Apr09 to Apr09        Apr09 to Apr09        Apr09 to Apr09          Apr09 to Apr09
                       Maturity #mos           119                   119                  119                     119
                   Total Collat Loss      0.00 (0.00%)          0.00 (0.00%)          0.00 (0.00%)            0.00 (0.00%)

                              Prepay        At 0 CPR              At 10 CPR            At 15 CPR               At 25 CPR
                          No prepays      During any YM         During any YM        During any YM           During any YM
               Lockout and penalties     Include penalty       Include penalty      Include penalty         Include penalty

               Extension, if balloon          None                  None                  None                    None
                     Increase Coupon
                     Pay Exten Princ

                             Default        At 0 CDR              At 0 CDR              At 0 CDR                At 0 CDR
                       Loss Severity            0                     0                    0                       0
                   Servicer Advances      100% of P & I         100% of P & I        100% of P & I           100% of P & I
                        Recovery Lag         12 mos                12 mos                12 mos                  12 mos
-------------------------------------  --------------------  --------------------  -------------------  -------------------------

(table continued)

-------------------------------------  --------------------  --------------------  -------------------
               PRICE                        50CPR YM              75CPR YM             100CPR YM
                                              Yield                 Yield                Yield
-------------------------------------  --------------------  --------------------  -------------------
              100-30+                        6.6228                6.6228                6.6207
              101-00+                        6.6140                6.6140                6.6118
              101-02+                        6.6053                6.6053                6.6030
              101-04+                        6.5965                6.5965                6.5941
              101-06+                        6.5878                6.5878                6.5853
              101-08+                        6.5791                6.5791                6.5765
              101-10+                        6.5703                6.5704                6.5676
              101-12+                        6.5616                6.5616                6.5588
              101-14+                        6.5529                6.5529                6.5500
              101-16+                        6.5442                6.5442                6.5412
              101-18+                        6.5355                6.5355                6.5324
              101-20+                        6.5268                6.5268                6.5236
              101-22+                        6.5182                6.5182                6.5148
              101-24+                        6.5095                6.5095                6.5060
              101-26+                        6.5008                6.5008                6.4973
              101-28+                        6.4922                6.4922                6.4885
              101-30+                        6.4835                6.4835                6.4797
-------------------------------------  --------------------  --------------------  -------------------

-------------------------------------  --------------------  --------------------  -------------------
               Spread @ Center Price           120                   120                  120
                                 WAL         9.90280               9.90280              9.73610
                            Mod Durn          7.053                 7.053                6.968
                       Mod Convexity          0.606                 0.606                0.590
                    Principal Window     Apr09 to Apr09        Apr09 to Apr09        Feb09 to Feb09
                       Maturity #mos           119                   119                  117
                   Total Collat Loss      0.00 (0.00%)          0.00 (0.00%)          0.00 (0.00%)

                              Prepay        At 50 CPR             At 75 CPR            At 100 CPR
                          No prepays      During any YM         During any YM        During any YM
               Lockout and penalties     Include penalty       Include penalty      Include penalty

               Extension, if balloon          None                  None                  None
                     Increase Coupon
                     Pay Exten Princ

                             Default        At 0 CDR              At 0 CDR              At 0 CDR
                       Loss Severity            0                     0                    0
                   Servicer Advances      100% of P & I         100% of P & I        100% of P & I
                        Recovery Lag         12 mos                12 mos                12 mos
-------------------------------------  --------------------  --------------------  -------------------
Investors  should  read the  Underwriters'  Statement  which  accompanies  these
Computational  Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final
Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION
OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.


FUNCM 99-C2                      B - PREPAYMENTS AFTER PREPAYMENT PENALTIES

------------------------------------------------------
CUSIP
Coupon                                 6.7
Delay                                  14
Stated Maturity                        N/A
Type                                 JUN FIX
------------------------------------------------------

------------------------------------------------------
Face                             $47,261,182.00
Original Balance                 $47,261,182.00
Current Balance                  $47,261,182.00
Factor                                  1
------------------------------------------------------

------------------------------------------------------
Settle at Pricing
Accrual begins                       5/1/99
Factor Date                            N/A
------------------------------------------------------
YIELD CURVE:  Spread off interpolated node
3MO=4.776,  6MO=4.776,  1YR=4.776,  2YR=5.071,   3YR=5.12133333333,   5YR=5.222,
10YR=5.357, 30YR=5.677

-------------------------------------  --------------------  --------------------  -------------------  -------------------------
               PRICE                       0CPR YM PT            10CPR YM PT          15CPR YM PT             25CPR YM PT
                                              Yield                 Yield                Yield                   Yield
-------------------------------------  --------------------  --------------------  -------------------  -------------------------
              100-30+                        6.6228                6.6228                6.6228                  6.6228
              101-00+                        6.6140                6.6140                6.6140                  6.6140
              101-02+                        6.6053                6.6053                6.6053                  6.6053
              101-04+                        6.5965                6.5965                6.5965                  6.5965
              101-06+                        6.5878                6.5878                6.5878                  6.5878
              101-08+                        6.5791                6.5791                6.5791                  6.5791
              101-10+                        6.5703                6.5703                6.5703                  6.5703
              101-12+                        6.5616                6.5616                6.5616                  6.5616
              101-14+                        6.5529                6.5529                6.5529                  6.5529
              101-16+                        6.5442                6.5442                6.5442                  6.5442
              101-18+                        6.5355                6.5355                6.5355                  6.5355
              101-20+                        6.5268                6.5268                6.5268                  6.5268
              101-22+                        6.5181                6.5181                6.5181                  6.5181
              101-24+                        6.5095                6.5095                6.5095                  6.5095
              101-26+                        6.5008                6.5008                6.5008                  6.5008
              101-28+                        6.4921                6.4921                6.4921                  6.4921
              101-30+                        6.4835                6.4835                6.4835                  6.4835
-------------------------------------  --------------------  --------------------  -------------------  -------------------------

-------------------------------------  --------------------  --------------------  -------------------  -------------------------
               Spread @ Center Price           120                   120                  120                     120
                                 WAL         9.90280               9.90280              9.90280                 9.90280
                            Mod Durn          7.053                 7.053                7.053                   7.053
                       Mod Convexity          0.606                 0.606                0.606                   0.606
                    Principal Window     Apr09 to Apr09        Apr09 to Apr09        Apr09 to Apr09          Apr09 to Apr09
                       Maturity #mos           119                   119                  119                     119
                   Total Collat Loss      0.00 (0.00%)          0.00 (0.00%)          0.00 (0.00%)            0.00 (0.00%)

                              Prepay        At 0 CPR              At 10 CPR            At 15 CPR               At 25 CPR
                                         During any pts,       During any pts,      During any pts,
                          No prepays         any YM                any YM                any YM          During any pts, any YM
               Lockout and penalties     Include penalty       Include penalty      Include penalty         Include penalty

               Extension, if balloon          None                  None                  None                    None
                     Increase Coupon
                     Pay Exten Princ

                             Default        At 0 CDR              At 0 CDR              At 0 CDR                At 0 CDR
                       Loss Severity            0                     0                    0                       0
                   Servicer Advances      100% of P & I         100% of P & I        100% of P & I           100% of P & I
                        Recovery Lag         12 mos                12 mos                12 mos                  12 mos
-------------------------------------  --------------------  --------------------  -------------------  -------------------------

(table continued)

-------------------------------------  --------------------  --------------------  -------------------
               PRICE                       50CPR YM PT           75CPR YM PT          100CPR YM PT
                                              Yield                 Yield                Yield
-------------------------------------  --------------------  --------------------  -------------------
              100-30+                        6.6228                6.6228                6.6207
              101-00+                        6.6140                6.6140                6.6118
              101-02+                        6.6053                6.6053                6.6030
              101-04+                        6.5965                6.5965                6.5941
              101-06+                        6.5878                6.5878                6.5853
              101-08+                        6.5791                6.5791                6.5765
              101-10+                        6.5703                6.5703                6.5676
              101-12+                        6.5616                6.5616                6.5588
              101-14+                        6.5529                6.5529                6.5500
              101-16+                        6.5442                6.5442                6.5412
              101-18+                        6.5355                6.5355                6.5324
              101-20+                        6.5268                6.5268                6.5236
              101-22+                        6.5181                6.5181                6.5148
              101-24+                        6.5095                6.5095                6.5060
              101-26+                        6.5008                6.5008                6.4973
              101-28+                        6.4921                6.4921                6.4885
              101-30+                        6.4835                6.4835                6.4797
-------------------------------------  --------------------  --------------------  -------------------

-------------------------------------  --------------------  --------------------  -------------------
               Spread @ Center Price           120                   120                  120
                                 WAL         9.90280               9.90280              9.73610
                            Mod Durn          7.053                 7.053                6.968
                       Mod Convexity          0.606                 0.606                0.590
                    Principal Window     Apr09 to Apr09        Apr09 to Apr09        Feb09 to Feb09
                       Maturity #mos           119                   119                  117
                   Total Collat Loss      0.00 (0.00%)          0.00 (0.00%)          0.00 (0.00%)

                              Prepay        At 50 CPR             At 75 CPR            At 100 CPR
                                         During any pts,       During any pts,      During any pts,
                          No prepays         any YM                any YM                any YM
               Lockout and penalties     Include penalty       Include penalty      Include penalty

               Extension, if balloon          None                  None                  None
                     Increase Coupon
                     Pay Exten Princ

                             Default        At 0 CDR              At 0 CDR              At 0 CDR
                       Loss Severity            0                     0                    0
                   Servicer Advances      100% of P & I         100% of P & I        100% of P & I
                        Recovery Lag         12 mos                12 mos                12 mos
-------------------------------------  --------------------  --------------------  -------------------
Investors  should  read the  Underwriters'  Statement  which  accompanies  these
Computational  Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final
Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION
OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

FUNCM 99-C2                                  C - PREPAYMENTS AFTER LO


------------------------------------------------------
CUSIP
Coupon                                6.76
Delay                                  14
Stated Maturity                        N/A
Type                                 JUN FIX
------------------------------------------------------

------------------------------------------------------
Face                             $62,030,300.00
Original Balance                 $62,030,300.00
Current Balance                  $62,030,300.00
Factor                                  1
------------------------------------------------------

------------------------------------------------------
Settle at Pricing
Accrual begins                       5/1/99
Factor Date                            N/A
------------------------------------------------------
YIELD CURVE:  Spread off interpolated node
3MO=4.776,  6MO=4.776,  1YR=4.776,  2YR=5.071,   3YR=5.12133333333,   5YR=5.222,
10YR=5.357, 30YR=5.677

-------------------------------------  --------------------  --------------------  -------------------  --------------------
               PRICE                          0CPR                  10CPR                15CPR                 25CPR
                                              Yield                 Yield                Yield                 Yield
-------------------------------------  --------------------  --------------------  -------------------  --------------------
               100-14                        6.7564                6.7567                6.7567               6.7566
               100-16                        6.7475                6.7479                6.7479               6.7478
               100-18                        6.7387                6.7391                6.7391               6.7390
               100-20                        6.7299                6.7302                6.7302               6.7301
               100-22                        6.7211                6.7214                6.7214               6.7213
               100-24                        6.7123                6.7126                6.7126               6.7125
               100-26                        6.7035                6.7038                6.7038               6.7037
               100-28                        6.6947                6.6950                6.6950               6.6949
               100-30                        6.6859                6.6862                6.6862               6.6861
               101-00                        6.6771                6.6774                6.6774               6.6773
               101-02                        6.6683                6.6686                6.6687               6.6686
               101-04                        6.6595                6.6599                6.6599               6.6598
               101-06                        6.6508                6.6511                6.6511               6.6510
               101-08                        6.6420                6.6424                6.6424               6.6423
               101-10                        6.6333                6.6336                6.6336               6.6335
               101-12                        6.6245                6.6249                6.6249               6.6248
               101-14                        6.6158                6.6161                6.6161               6.6161
-------------------------------------  --------------------  --------------------  -------------------  --------------------

-------------------------------------  --------------------  --------------------  -------------------  --------------------
               Spread @ Center Price           133                   133                  133                   133
                                 WAL         9.90520               9.90280              9.90280               9.90280
                            Mod Durn          7.024                 7.022                7.022                 7.022
                       Mod Convexity          0.602                 0.602                0.602                 0.602
                    Principal Window     Apr09 to May09        Apr09 to Apr09        Apr09 to Apr09       Apr09 to Apr09
                       Maturity #mos           120                   119                  119                   119
                   Total Collat Loss      0.00 (0.00%)          0.00 (0.00%)          0.00 (0.00%)         0.00 (0.00%)

                              Prepay        At 0 CPR              At 10 CPR            At 15 CPR             At 25 CPR
                          No prepays
               Lockout and penalties     Include penalty       Include penalty      Include penalty       Include penalty

               Extension, if balloon          None                  None                  None                 None
                     Increase Coupon
                     Pay Exten Princ

                             Default        At 0 CDR              At 0 CDR              At 0 CDR             At 0 CDR
                       Loss Severity            0                     0                    0                     0
                   Servicer Advances      100% of P & I         100% of P & I        100% of P & I         100% of P & I
                        Recovery Lag         12 mos                12 mos                12 mos               12 mos

-------------------------------------  --------------------  --------------------  -------------------  --------------------

(table continued)

-------------------------------------  --------------------  --------------------  -------------------
               PRICE                          50CPR                 75CPR                100CPR
                                              Yield                 Yield                Yield
-------------------------------------  --------------------  --------------------  -------------------
               100-14                        6.7565                6.7564                6.7552
               100-16                        6.7476                6.7476                6.7462
               100-18                        6.7388                6.7387                6.7373
               100-20                        6.7300                6.7299                6.7283
               100-22                        6.7211                6.7211                6.7194
               100-24                        6.7123                6.7123                6.7105
               100-26                        6.7035                6.7035                6.7016
               100-28                        6.6947                6.6947                6.6927
               100-30                        6.6859                6.6859                6.6838
               101-00                        6.6772                6.6771                6.6749
               101-02                        6.6684                6.6683                6.6660
               101-04                        6.6596                6.6596                6.6571
               101-06                        6.6509                6.6508                6.6483
               101-08                        6.6421                6.6420                6.6394
               101-10                        6.6334                6.6333                6.6306
               101-12                        6.6246                6.6246                6.6217
               101-14                        6.6159                6.6158                6.6129
-------------------------------------  --------------------  --------------------  -------------------

-------------------------------------  --------------------  --------------------  -------------------
               Spread @ Center Price           133                   133                  133
                                 WAL         9.90280               9.90280              9.73610
                            Mod Durn          7.022                 7.022                6.939
                       Mod Convexity          0.602                 0.602                0.586
                    Principal Window     Apr09 to Apr09        Apr09 to Apr09        Feb09 to Feb09
                       Maturity #mos           119                   119                  117
                   Total Collat Loss      0.00 (0.00%)          0.00 (0.00%)          0.00 (0.00%)

                              Prepay        At 50 CPR             At 75 CPR            At 100 CPR
                          No prepays
               Lockout and penalties     Include penalty       Include penalty      Include penalty

               Extension, if balloon          None                  None                  None
                     Increase Coupon
                     Pay Exten Princ

                             Default        At 0 CDR              At 0 CDR              At 0 CDR
                       Loss Severity            0                     0                    0
                   Servicer Advances      100% of P & I         100% of P & I        100% of P & I
                        Recovery Lag         12 mos                12 mos                12 mos
-------------------------------------  --------------------  --------------------  -------------------
Investors  should  read the  Underwriters'  Statement  which  accompanies  these
Computational  Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final
Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION
OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

FUNCM 99-C2                                  C - PREPAYMENTS AFTER YM

------------------------------------------------------
CUSIP
Coupon                                6.76
Delay                                  14
Stated Maturity                        N/A
Type                                 JUN FIX
------------------------------------------------------

------------------------------------------------------
Face                             $62,030,300.00
Original Balance                 $62,030,300.00
Current Balance                  $62,030,300.00
Factor                                  1
------------------------------------------------------

------------------------------------------------------
Settle at Pricing
Accrual begins                       5/1/99
Factor Date                            N/A
------------------------------------------------------
YIELD CURVE:  Spread off interpolated node
3MO=4.776,  6MO=4.776,  1YR=4.776,  2YR=5.071,   3YR=5.12133333333,   5YR=5.222,
10YR=5.357, 30YR=5.677

-------------------------------------  --------------------  --------------------  -------------------  --------------------
               PRICE                         0CPR YM              10CPR YM              15CPR YM             25CPR YM
                                              Yield                 Yield                Yield                 Yield
-------------------------------------  --------------------  --------------------  -------------------  --------------------
               100-14                        6.7564                6.7564                6.7564               6.7564
               100-16                        6.7475                6.7475                6.7475               6.7475
               100-18                        6.7387                6.7387                6.7387               6.7387
               100-20                        6.7299                6.7299                6.7299               6.7299
               100-22                        6.7211                6.7210                6.7210               6.7210
               100-24                        6.7123                6.7122                6.7122               6.7122
               100-26                        6.7035                6.7034                6.7034               6.7034
               100-28                        6.6947                6.6946                6.6946               6.6946
               100-30                        6.6859                6.6858                6.6858               6.6858
               101-00                        6.6771                6.6771                6.6771               6.6771
               101-02                        6.6683                6.6683                6.6683               6.6683
               101-04                        6.6595                6.6595                6.6595               6.6595
               101-06                        6.6508                6.6508                6.6508               6.6508
               101-08                        6.6420                6.6420                6.6420               6.6420
               101-10                        6.6333                6.6333                6.6333               6.6333
               101-12                        6.6245                6.6245                6.6245               6.6245
               101-14                        6.6158                6.6158                6.6158               6.6158
-------------------------------------  --------------------  --------------------  -------------------  --------------------

-------------------------------------  --------------------  --------------------  -------------------  --------------------
               Spread @ Center Price           133                   133                  133                   133
                                 WAL         9.90520               9.90280              9.90280               9.90280
                            Mod Durn          7.024                 7.022                7.022                 7.022
                       Mod Convexity          0.602                 0.602                0.602                 0.602
                    Principal Window     Apr09 to May09        Apr09 to May09        Apr09 to Apr09       Apr09 to Apr09
                       Maturity #mos           120                   120                  119                   119
                   Total Collat Loss      0.00 (0.00%)          0.00 (0.00%)          0.00 (0.00%)         0.00 (0.00%)

                              Prepay        At 0 CPR              At 10 CPR            At 15 CPR             At 25 CPR
                          No prepays      During any YM         During any YM        During any YM         During any YM
               Lockout and penalties     Include penalty       Include penalty      Include penalty       Include penalty

               Extension, if balloon          None                  None                  None                 None
                     Increase Coupon
                     Pay Exten Princ

                             Default        At 0 CDR              At 0 CDR              At 0 CDR             At 0 CDR
                       Loss Severity            0                     0                    0                     0
                   Servicer Advances      100% of P & I         100% of P & I        100% of P & I         100% of P & I
                        Recovery Lag         12 mos                12 mos                12 mos               12 mos

-------------------------------------  --------------------  --------------------  -------------------  --------------------

(table continued)

-------------------------------------  --------------------  --------------------  -------------------
               PRICE                        50CPR YM              75CPR YM             100CPR YM
                                              Yield                 Yield                Yield
-------------------------------------  --------------------  --------------------  -------------------
               100-14                        6.7564                6.7564                6.7552
               100-16                        6.7475                6.7475                6.7462
               100-18                        6.7387                6.7387                6.7373
               100-20                        6.7299                6.7299                6.7283
               100-22                        6.7211                6.7211                6.7194
               100-24                        6.7122                6.7123                6.7105
               100-26                        6.7034                6.7034                6.7016
               100-28                        6.6946                6.6947                6.6927
               100-30                        6.6859                6.6859                6.6838
               101-00                        6.6771                6.6771                6.6749
               101-02                        6.6683                6.6683                6.6660
               101-04                        6.6595                6.6595                6.6571
               101-06                        6.6508                6.6508                6.6483
               101-08                        6.6420                6.6420                6.6394
               101-10                        6.6333                6.6333                6.6306
               101-12                        6.6245                6.6245                6.6217
               101-14                        6.6158                6.6158                6.6129
-------------------------------------  --------------------  --------------------  -------------------

-------------------------------------  --------------------  --------------------  -------------------
               Spread @ Center Price           133                   133                  133
                                 WAL         9.90280               9.90280              9.73610
                            Mod Durn          7.022                 7.022                6.939
                       Mod Convexity          0.602                 0.602                0.586
                    Principal Window     Apr09 to Apr09        Apr09 to Apr09        Feb09 to Feb09
                       Maturity #mos           119                   119                  117
                   Total Collat Loss      0.00 (0.00%)          0.00 (0.00%)          0.00 (0.00%)

                              Prepay        At 50 CPR             At 75 CPR            At 100 CPR
                          No prepays      During any YM         During any YM        During any YM
               Lockout and penalties     Include penalty       Include penalty      Include penalty

               Extension, if balloon          None                  None                  None
                     Increase Coupon
                     Pay Exten Princ

                             Default        At 0 CDR              At 0 CDR              At 0 CDR
                       Loss Severity            0                     0                    0
                   Servicer Advances      100% of P & I         100% of P & I        100% of P & I
                        Recovery Lag         12 mos                12 mos                12 mos
-------------------------------------  --------------------  --------------------  -------------------
Investors  should  read the  Underwriters'  Statement  which  accompanies  these
Computational  Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final
Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION
OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

FUNCM 99-C2                      C - PREPAYMENTS AFTER PREPAYMENT PENALTIES


------------------------------------------------------
CUSIP
Coupon                                6.76
Delay                                  14
Stated Maturity                        N/A
Type                                 JUN FIX
------------------------------------------------------

------------------------------------------------------
Face                             $62,030,300.00
Original Balance                 $62,030,300.00
Current Balance                  $62,030,300.00
Factor                                  1
------------------------------------------------------

------------------------------------------------------
Settle at Pricing
Accrual begins                       5/1/99
Factor Date                            N/A
------------------------------------------------------
YIELD CURVE:  Spread off interpolated node
3MO=4.776,  6MO=4.776,  1YR=4.776,  2YR=5.071,   3YR=5.12133333333,   5YR=5.222,
10YR=5.357, 30YR=5.677

-------------------------------------  --------------------  --------------------  -------------------  --------------------
               PRICE                       0CPR YM PT            10CPR YM PT          15CPR YM PT           25CPR YM PT
                                              Yield                 Yield                Yield                 Yield
-------------------------------------  --------------------  --------------------  -------------------  --------------------
               100-14                        6.7564                6.7564                6.7564               6.7564
               100-16                        6.7475                6.7475                6.7475               6.7475
               100-18                        6.7387                6.7387                6.7387               6.7387
               100-20                        6.7299                6.7299                6.7299               6.7299
               100-22                        6.7211                6.7210                6.7210               6.7210
               100-24                        6.7123                6.7122                6.7122               6.7122
               100-26                        6.7035                6.7034                6.7034               6.7034
               100-28                        6.6947                6.6946                6.6946               6.6946
               100-30                        6.6859                6.6858                6.6858               6.6858
               101-00                        6.6771                6.6771                6.6771               6.6771
               101-02                        6.6683                6.6683                6.6683               6.6683
               101-04                        6.6595                6.6595                6.6595               6.6595
               101-06                        6.6508                6.6508                6.6508               6.6508
               101-08                        6.6420                6.6420                6.6420               6.6420
               101-10                        6.6333                6.6333                6.6332               6.6332
               101-12                        6.6245                6.6245                6.6245               6.6245
               101-14                        6.6158                6.6158                6.6158               6.6158
-------------------------------------  --------------------  --------------------  -------------------  --------------------

-------------------------------------  --------------------  --------------------  -------------------  --------------------
               Spread @ Center Price           133                   133                  133                   133
                                 WAL         9.90520               9.90310              9.90280               9.90280
                            Mod Durn          7.024                 7.023                7.022                 7.022
                       Mod Convexity          0.602                 0.602                0.602                 0.602
                    Principal Window     Apr09 to May09        Apr09 to May09        Apr09 to Apr09       Apr09 to Apr09
                       Maturity #mos           120                   120                  119                   119
                   Total Collat Loss      0.00 (0.00%)          0.00 (0.00%)          0.00 (0.00%)         0.00 (0.00%)

                              Prepay        At 0 CPR              At 10 CPR            At 15 CPR             At 25 CPR
                                         During any pts,       During any pts,      During any pts,       During any pts,
                          No prepays         any YM                any YM                any YM               any YM
               Lockout and penalties     Include penalty       Include penalty      Include penalty       Include penalty

               Extension, if balloon          None                  None                  None                 None
                     Increase Coupon
                     Pay Exten Princ

                             Default        At 0 CDR              At 0 CDR              At 0 CDR             At 0 CDR
                       Loss Severity            0                     0                    0                     0
                   Servicer Advances      100% of P & I         100% of P & I        100% of P & I         100% of P & I
                        Recovery Lag         12 mos                12 mos                12 mos               12 mos

-------------------------------------  --------------------  --------------------  -------------------  --------------------

(table continued)

-------------------------------------  --------------------  --------------------  -------------------
               PRICE                       50CPR YM PT           75CPR YM PT          100CPR YM PT
                                              Yield                 Yield                Yield
-------------------------------------  --------------------  --------------------  -------------------
               100-14                        6.7564                6.7564                6.7552
               100-16                        6.7475                6.7475                6.7462
               100-18                        6.7387                6.7387                6.7373
               100-20                        6.7299                6.7299                6.7283
               100-22                        6.7210                6.7210                6.7194
               100-24                        6.7122                6.7122                6.7105
               100-26                        6.7034                6.7034                6.7016
               100-28                        6.6946                6.6946                6.6927
               100-30                        6.6858                6.6858                6.6838
               101-00                        6.6771                6.6771                6.6749
               101-02                        6.6683                6.6683                6.6660
               101-04                        6.6595                6.6595                6.6571
               101-06                        6.6508                6.6508                6.6483
               101-08                        6.6420                6.6420                6.6394
               101-10                        6.6332                6.6332                6.6306
               101-12                        6.6245                6.6245                6.6217
               101-14                        6.6158                6.6158                6.6129
-------------------------------------  --------------------  --------------------  -------------------

-------------------------------------  --------------------  --------------------  -------------------
               Spread @ Center Price           133                   133                  133
                                 WAL         9.90280               9.90280              9.73610
                            Mod Durn          7.022                 7.022                6.939
                       Mod Convexity          0.602                 0.602                0.586
                    Principal Window     Apr09 to Apr09        Apr09 to Apr09        Feb09 to Feb09
                       Maturity #mos           119                   119                  117
                   Total Collat Loss      0.00 (0.00%)          0.00 (0.00%)          0.00 (0.00%)

                              Prepay        At 50 CPR             At 75 CPR            At 100 CPR
                                         During any pts,       During any pts,      During any pts,
                          No prepays         any YM                any YM                any YM
               Lockout and penalties     Include penalty       Include penalty      Include penalty

               Extension, if balloon          None                  None                  None
                     Increase Coupon
                     Pay Exten Princ

                             Default        At 0 CDR              At 0 CDR              At 0 CDR
                       Loss Severity            0                     0                    0
                   Servicer Advances      100% of P & I         100% of P & I        100% of P & I
                        Recovery Lag         12 mos                12 mos                12 mos
-------------------------------------  --------------------  --------------------  -------------------
Investors  should  read the  Underwriters'  Statement  which  accompanies  these
Computational  Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final
Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION
OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

FUNCM 99-C2                                  D - PREPAYMENTS AFTER LO

------------------------------------------------------
CUSIP
Coupon                                6.86
Delay                                  14
Stated Maturity                        N/A
Type                                 JUN FIX
------------------------------------------------------

------------------------------------------------------
Face                             $14,769,120.00
Original Balance                 $14,769,120.00
Current Balance                  $14,769,120.00
Factor                                  1
------------------------------------------------------

------------------------------------------------------
Settle at Pricing
Accrual begins                       5/1/99
Factor Date                            N/A
------------------------------------------------------
YIELD CURVE:  Spread off interpolated node
3MO=4.776,  6MO=4.776,  1YR=4.776,  2YR=5.071,   3YR=5.12133333333,   5YR=5.222,
10YR=5.357, 30YR=5.677

--------------------------------------------------------------------------------------------------------------------
           PRICE                    0CPR                  10CPR                 15CPR                 25CPR
                                    Yield                 Yield                 Yield                 Yield
--------------------------------------------------------------------------------------------------------------------
          99-30+                   6.9274                6.9276                6.9277                6.9276
          100-00+                  6.9186                6.9187                6.9187                6.9186
          100-02+                  6.9097                6.9098                6.9098                6.9097
          100-04+                  6.9008                6.9009                6.9009                6.9008
          100-06+                  6.8920                6.8919                6.8919                6.8919
          100-08+                  6.8831                6.8830                6.8830                6.8829
          100-10+                  6.8742                6.8741                6.8741                6.8740
          100-12+                  6.8654                6.8652                6.8652                6.8652
          100-14+                  6.8566                6.8564                6.8564                6.8563
          100-16+                  6.8477                6.8475                6.8475                6.8474
          100-18+                  6.8389                6.8386                6.8386                6.8385
          100-20+                  6.8301                6.8297                6.8297                6.8297
          100-22+                  6.8213                6.8209                6.8209                6.8208
          100-24+                  6.8125                6.8120                6.8120                6.8119
          100-26+                  6.8037                6.8032                6.8032                6.8031
          100-28+                  6.7949                6.7943                6.7944                6.7943
          100-30+                  6.7861                6.7855                6.7855                6.7854
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
      Spread @ Center Price          150                   150                   150                   150
                        WAL        9.98610               9.90280               9.90280               9.90280
                   Mod Durn         7.020                 6.979                 6.979                 6.979
              Mod Convexity         0.604                 0.596                 0.596                 0.596
           Principal Window    May09 to May09        Apr09 to Apr09        Apr09 to Apr09        Apr09 to Apr09
              Maturity #mos          120                   119                   119                   119
          Total Collat Loss     0.00 (0.00%)          0.00 (0.00%)          0.00 (0.00%)          0.00 (0.00%)

                     Prepay       At 0 CPR              At 10 CPR             At 15 CPR             At 25 CPR
                 No prepays
      Lockout and penalties    Include penalty       Include penalty       Include penalty       Include penalty

      Extension, if balloon         None                  None                  None                  None
            Increase Coupon
            Pay Exten Princ

                    Default       At 0 CDR              At 0 CDR              At 0 CDR              At 0 CDR
              Loss Severity           0                     0                     0                     0
          Servicer Advances     100% of P & I         100% of P & I         100% of P & I         100% of P & I
               Recovery Lag        12 mos                12 mos                12 mos                12 mos

--------------------------------------------------------------------------------------------------------------------

(table continued)

-------------------------------------  --------------------  --------------------  -------------------
               PRICE                          50CPR                 75CPR                100CPR
                                              Yield                 Yield                Yield
-------------------------------------  --------------------  --------------------  -------------------
               99-30+                        6.9274                6.9273                6.9269
              100-00+                        6.9184                6.9184                6.9178
              100-02+                        6.9095                6.9094                6.9088
              100-04+                        6.9006                6.9005                6.8998
              100-06+                        6.8917                6.8916                6.8908
              100-08+                        6.8828                6.8827                6.8817
              100-10+                        6.8739                6.8738                6.8727
              100-12+                        6.8650                6.8649                6.8637
              100-14+                        6.8561                6.8560                6.8547
              100-16+                        6.8472                6.8471                6.8458
              100-18+                        6.8383                6.8383                6.8368
              100-20+                        6.8295                6.8294                6.8278
              100-22+                        6.8206                6.8205                6.8188
              100-24+                        6.8118                6.8117                6.8099
              100-26+                        6.8029                6.8028                6.8009
              100-28+                        6.7941                6.7940                6.7920
              100-30+                        6.7852                6.7852                6.7831
-------------------------------------  --------------------  --------------------  -------------------

-------------------------------------  --------------------  --------------------  -------------------
               Spread @ Center Price           150                   150                  150
                                 WAL         9.90280               9.90280              9.73610
                            Mod Durn          6.979                 6.979                6.896
                       Mod Convexity          0.596                 0.596                0.581
                    Principal Window     Apr09 to Apr09        Apr09 to Apr09        Feb09 to Feb09
                       Maturity #mos           119                   119                  117
                   Total Collat Loss      0.00 (0.00%)          0.00 (0.00%)          0.00 (0.00%)

                              Prepay        At 50 CPR             At 75 CPR            At 100 CPR
                          No prepays
               Lockout and penalties     Include penalty       Include penalty      Include penalty

               Extension, if balloon          None                  None                  None
                     Increase Coupon
                     Pay Exten Princ

                             Default        At 0 CDR              At 0 CDR              At 0 CDR
                       Loss Severity            0                     0                    0
                   Servicer Advances      100% of P & I         100% of P & I        100% of P & I
                        Recovery Lag         12 mos                12 mos                12 mos
-------------------------------------  --------------------  --------------------  -------------------
Investors  should  read the  Underwriters'  Statement  which  accompanies  these
Computational  Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final
Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION
OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.


FUNCM 99-C2                                  D - PREPAYMENTS AFTER YM


------------------------------------------------------
CUSIP
Coupon                                6.86
Delay                                  14
Stated Maturity                        N/A
Type                                 JUN FIX
------------------------------------------------------

------------------------------------------------------
Face                             $14,769,120.00
Original Balance                 $14,769,120.00
Current Balance                  $14,769,120.00
Factor                                  1
------------------------------------------------------

------------------------------------------------------
Settle at Pricing
Accrual begins                       5/1/99
Factor Date                            N/A
------------------------------------------------------
YIELD CURVE:  Spread off interpolated node
3MO=4.776,  6MO=4.776,  1YR=4.776,  2YR=5.071,   3YR=5.12133333333,   5YR=5.222,
10YR=5.357, 30YR=5.677

-------------------------------------  --------------------  --------------------  -------------------  --------------------
               PRICE                         0CPR YM              10CPR YM              15CPR YM             25CPR YM
                                              Yield                 Yield                Yield                 Yield
-------------------------------------  --------------------  --------------------  -------------------  --------------------
               99-30+                        6.9274                6.9275                6.9274               6.9274
              100-00+                        6.9186                6.9186                6.9186               6.9185
              100-02+                        6.9097                6.9097                6.9097               6.9096
              100-04+                        6.9008                6.9008                6.9008               6.9008
              100-06+                        6.8920                6.8920                6.8919               6.8919
              100-08+                        6.8831                6.8831                6.8831               6.8830
              100-10+                        6.8742                6.8743                6.8742               6.8742
              100-12+                        6.8654                6.8654                6.8654               6.8653
              100-14+                        6.8566                6.8566                6.8565               6.8565
              100-16+                        6.8477                6.8477                6.8477               6.8476
              100-18+                        6.8389                6.8389                6.8389               6.8388
              100-20+                        6.8301                6.8301                6.8301               6.8300
              100-22+                        6.8213                6.8213                6.8213               6.8212
              100-24+                        6.8125                6.8125                6.8125               6.8123
              100-26+                        6.8037                6.8037                6.8037               6.8035
              100-28+                        6.7949                6.7949                6.7949               6.7948
              100-30+                        6.7861                6.7862                6.7861               6.7860
-------------------------------------  --------------------  --------------------  -------------------  --------------------

-------------------------------------  --------------------  --------------------  -------------------  --------------------
               Spread @ Center Price           150                   150                  150                   150
                                 WAL         9.98610               9.98610              9.98110               9.96980
                            Mod Durn          7.020                 7.020                7.018                 7.012
                       Mod Convexity          0.604                 0.604                0.604                 0.603
                    Principal Window     May09 to May09        May09 to May09        Apr09 to May09       Apr09 to May09
                       Maturity #mos           120                   120                  120                   120
                   Total Collat Loss      0.00 (0.00%)          0.00 (0.00%)          0.00 (0.00%)         0.00 (0.00%)

                              Prepay        At 0 CPR              At 10 CPR            At 15 CPR             At 25 CPR
                          No prepays      During any YM         During any YM        During any YM         During any YM
               Lockout and penalties     Include penalty       Include penalty      Include penalty       Include penalty

               Extension, if balloon          None                  None                  None                 None
                     Increase Coupon
                     Pay Exten Princ

                             Default        At 0 CDR              At 0 CDR              At 0 CDR             At 0 CDR
                       Loss Severity            0                     0                    0                     0
                   Servicer Advances      100% of P & I         100% of P & I        100% of P & I         100% of P & I
                        Recovery Lag         12 mos                12 mos                12 mos               12 mos

-------------------------------------  --------------------  --------------------  -------------------  --------------------

(table continued)

-------------------------------------  --------------------  --------------------  -------------------
               PRICE                        50CPR YM              75CPR YM             100CPR YM
                                              Yield                 Yield                Yield
-------------------------------------  --------------------  --------------------  -------------------
               99-30+                        6.9274                6.9273                6.9269
              100-00+                        6.9184                6.9183                6.9178
              100-02+                        6.9095                6.9094                6.9088
              100-04+                        6.9006                6.9005                6.8998
              100-06+                        6.8917                6.8916                6.8908
              100-08+                        6.8828                6.8827                6.8817
              100-10+                        6.8740                6.8738                6.8727
              100-12+                        6.8651                6.8649                6.8637
              100-14+                        6.8562                6.8560                6.8547
              100-16+                        6.8474                6.8471                6.8458
              100-18+                        6.8385                6.8382                6.8368
              100-20+                        6.8297                6.8294                6.8278
              100-22+                        6.8208                6.8205                6.8188
              100-24+                        6.8120                6.8117                6.8099
              100-26+                        6.8032                6.8028                6.8009
              100-28+                        6.7944                6.7940                6.7920
              100-30+                        6.7856                6.7852                6.7831
-------------------------------------  --------------------  --------------------  -------------------

-------------------------------------  --------------------  --------------------  -------------------
               Spread @ Center Price           150                   150                  150
                                 WAL         9.93600               9.90280              9.73610
                            Mod Durn          6.996                 6.979                6.896
                       Mod Convexity          0.600                 0.596                0.581
                    Principal Window     Apr09 to May09        Apr09 to Apr09        Feb09 to Feb09
                       Maturity #mos           120                   119                  117
                   Total Collat Loss      0.00 (0.00%)          0.00 (0.00%)          0.00 (0.00%)

                              Prepay        At 50 CPR             At 75 CPR            At 100 CPR
                          No prepays      During any YM         During any YM        During any YM
               Lockout and penalties     Include penalty       Include penalty      Include penalty

               Extension, if balloon          None                  None                  None
                     Increase Coupon
                     Pay Exten Princ

                             Default        At 0 CDR              At 0 CDR              At 0 CDR
                       Loss Severity            0                     0                    0
                   Servicer Advances      100% of P & I         100% of P & I        100% of P & I
                        Recovery Lag         12 mos                12 mos                12 mos
-------------------------------------  --------------------  --------------------  -------------------
Investors  should  read the  Underwriters'  Statement  which  accompanies  these
Computational  Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final
Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION
OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

FUNCM 99-C2                      D - PREPAYMENTS AFTER PREPAYMENT PENALTIES


------------------------------------------------------
CUSIP
Coupon                                6.86
Delay                                  14
Stated Maturity                        N/A
Type                                 JUN FIX
------------------------------------------------------

------------------------------------------------------
Face                             $14,769,120.00
Original Balance                 $14,769,120.00
Current Balance                  $14,769,120.00
Factor                                  1
------------------------------------------------------

------------------------------------------------------
Settle at Pricing
Accrual begins                       5/1/99
Factor Date                            N/A
------------------------------------------------------
YIELD CURVE:  Spread off interpolated node
3MO=4.776,  6MO=4.776,  1YR=4.776,  2YR=5.071,   3YR=5.12133333333,   5YR=5.222,
10YR=5.357, 30YR=5.677

-------------------------------------  --------------------  --------------------  -------------------  --------------------
               PRICE                       0CPR YM PT            10CPR YM PT          15CPR YM PT           25CPR YM PT
                                              Yield                 Yield                Yield                 Yield
-------------------------------------  --------------------  --------------------  -------------------  --------------------
               99-30+                        6.9274                6.9274                6.9274               6.9274
              100-00+                        6.9186                6.9186                6.9186               6.9185
              100-02+                        6.9097                6.9097                6.9097               6.9096
              100-04+                        6.9008                6.9008                6.9008               6.9008
              100-06+                        6.8920                6.8920                6.8919               6.8919
              100-08+                        6.8831                6.8831                6.8831               6.8830
              100-10+                        6.8742                6.8742                6.8742               6.8742
              100-12+                        6.8654                6.8654                6.8654               6.8653
              100-14+                        6.8566                6.8566                6.8565               6.8565
              100-16+                        6.8477                6.8477                6.8477               6.8476
              100-18+                        6.8389                6.8389                6.8389               6.8388
              100-20+                        6.8301                6.8301                6.8301               6.8300
              100-22+                        6.8213                6.8213                6.8213               6.8212
              100-24+                        6.8125                6.8125                6.8125               6.8124
              100-26+                        6.8037                6.8037                6.8037               6.8036
              100-28+                        6.7949                6.7949                6.7949               6.7948
              100-30+                        6.7861                6.7861                6.7861               6.7860
-------------------------------------  --------------------  --------------------  -------------------  --------------------

-------------------------------------  --------------------  --------------------  -------------------  --------------------
               Spread @ Center Price           150                   150                  150                   150
                                 WAL         9.98610               9.98610              9.98280               9.97260
                            Mod Durn          7.020                 7.020                7.019                 7.014
                       Mod Convexity          0.604                 0.604                0.604                 0.603
                    Principal Window     May09 to May09        May09 to May09        Apr09 to May09       Apr09 to May09
                       Maturity #mos           120                   120                  120                   120
                   Total Collat Loss      0.00 (0.00%)          0.00 (0.00%)          0.00 (0.00%)         0.00 (0.00%)

                              Prepay        At 0 CPR              At 10 CPR            At 15 CPR             At 25 CPR
                                         During any pts,       During any pts,      During any pts,       During any pts,
                          No prepays         any YM                any YM                any YM               any YM
               Lockout and penalties     Include penalty       Include penalty      Include penalty       Include penalty

               Extension, if balloon          None                  None                  None                 None
                     Increase Coupon
                     Pay Exten Princ

                             Default        At 0 CDR              At 0 CDR              At 0 CDR             At 0 CDR
                       Loss Severity            0                     0                    0                     0
                   Servicer Advances      100% of P & I         100% of P & I        100% of P & I         100% of P & I
                        Recovery Lag         12 mos                12 mos                12 mos               12 mos

-------------------------------------  --------------------  --------------------  -------------------  --------------------

(table continued)

-------------------------------------  --------------------  --------------------  -------------------
               PRICE                       50CPR YM PT           75CPR YM PT          100CPR YM PT
                                              Yield                 Yield                Yield
-------------------------------------  --------------------  --------------------  -------------------
               99-30+                        6.9273                6.9273                6.9269
              100-00+                        6.9184                6.9183                6.9178
              100-02+                        6.9095                6.9094                6.9088
              100-04+                        6.9006                6.9005                6.8998
              100-06+                        6.8917                6.8916                6.8908
              100-08+                        6.8829                6.8827                6.8817
              100-10+                        6.8740                6.8737                6.8727
              100-12+                        6.8651                6.8649                6.8637
              100-14+                        6.8563                6.8560                6.8547
              100-16+                        6.8474                6.8471                6.8458
              100-18+                        6.8385                6.8382                6.8368
              100-20+                        6.8297                6.8294                6.8278
              100-22+                        6.8209                6.8205                6.8188
              100-24+                        6.8120                6.8116                6.8099
              100-26+                        6.8032                6.8028                6.8009
              100-28+                        6.7944                6.7940                6.7920
              100-30+                        6.7856                6.7851                6.7831
-------------------------------------  --------------------  --------------------  -------------------

-------------------------------------  --------------------  --------------------  -------------------
               Spread @ Center Price           150                   150                  150
                                 WAL         9.94180               9.90280              9.73610
                            Mod Durn          6.998                 6.979                6.896
                       Mod Convexity          0.600                 0.596                0.581
                    Principal Window     Apr09 to May09        Apr09 to Apr09        Feb09 to Feb09
                       Maturity #mos           120                   119                  117
                   Total Collat Loss      0.00 (0.00%)          0.00 (0.00%)          0.00 (0.00%)

                              Prepay        At 50 CPR             At 75 CPR            At 100 CPR
                                         During any pts,       During any pts,      During any pts,
                          No prepays         any YM                any YM                any YM
               Lockout and penalties     Include penalty       Include penalty      Include penalty

               Extension, if balloon          None                  None                  None
                     Increase Coupon
                     Pay Exten Princ

                             Default        At 0 CDR              At 0 CDR              At 0 CDR
                       Loss Severity            0                     0                    0
                   Servicer Advances      100% of P & I         100% of P & I        100% of P & I
                        Recovery Lag         12 mos                12 mos                12 mos
-------------------------------------  --------------------  --------------------  -------------------
Investors  should  read the  Underwriters'  Statement  which  accompanies  these
Computational  Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final
Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION
OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.




FUNCM 99-C2                                  E - PREPAYMENTS AFTER LO


------------------------------------------------------
CUSIP
Coupon                                  0
Delay                                  14
Stated Maturity                        N/A
Type                                 JUN WAC
------------------------------------------------------

------------------------------------------------------
Face                             $41,353,533.00
Original Balance                 $41,353,533.00
Current Balance                  $41,353,533.00
Factor                                  1
------------------------------------------------------

------------------------------------------------------
Settle at Pricing
Accrual begins                       5/1/99
Factor Date                            N/A
------------------------------------------------------
YIELD CURVE:  Spread off interpolated node
3MO=4.776,  6MO=4.776,  1YR=4.776,  2YR=5.071,   3YR=5.12133333333,   5YR=5.222,
10YR=5.357, 30YR=5.677

-------------------------------------  --------------------  --------------------  -------------------  --------------------
               PRICE                          0CPR                  10CPR                15CPR                 25CPR
                                              Yield                 Yield                Yield                 Yield
-------------------------------------  --------------------  --------------------  -------------------  --------------------
               99-25+                        7.4293                7.4296                7.4291               7.4281
               99-27+                        7.4202                7.4204                7.4200               7.4189
               99-29+                        7.4111                7.4113                7.4109               7.4098
               99-31+                        7.4020                7.4023                7.4018               7.4007
              100-01+                        7.3929                7.3932                7.3927               7.3916
              100-03+                        7.3839                7.3841                7.3836               7.3825
              100-05+                        7.3748                7.3750                7.3745               7.3734
              100-07+                        7.3657                7.3660                7.3654               7.3643
              100-09+                        7.3567                7.3569                7.3564               7.3553
              100-11+                        7.3476                7.3478                7.3473               7.3462
              100-13+                        7.3386                7.3388                7.3383               7.3371
              100-15+                        7.3296                7.3298                7.3292               7.3281
              100-17+                        7.3206                7.3207                7.3202               7.3190
              100-19+                        7.3115                7.3117                7.3112               7.3100
              100-21+                        7.3025                7.3027                7.3021               7.3010
              100-23+                        7.2935                7.2937                7.2931               7.2919
              100-25+                        7.2846                7.2847                7.2841               7.2829
-------------------------------------  --------------------  --------------------  -------------------  --------------------

-------------------------------------  --------------------  --------------------  -------------------  --------------------
               Spread @ Center Price           200                   200                  200                   200
                                 WAL         9.98610               9.97480              9.96140               9.94460
                            Mod Durn          6.861                 6.856                6.850                 6.843
                       Mod Convexity          0.584                 0.583                0.582                 0.581
                    Principal Window     May09 to May09        Apr09 to May09        Apr09 to May09       Apr09 to May09
                       Maturity #mos           120                   120                  120                   120
                   Total Collat Loss      0.00 (0.00%)          0.00 (0.00%)          0.00 (0.00%)         0.00 (0.00%)

                              Prepay        At 0 CPR              At 10 CPR            At 15 CPR             At 25 CPR
                          No prepays
               Lockout and penalties     Include penalty       Include penalty      Include penalty       Include penalty

               Extension, if balloon          None                  None                  None                 None
                     Increase Coupon
                     Pay Exten Princ

                             Default        At 0 CDR              At 0 CDR              At 0 CDR             At 0 CDR
                       Loss Severity            0                     0                    0                     0
                   Servicer Advances      100% of P & I         100% of P & I        100% of P & I         100% of P & I
                        Recovery Lag         12 mos                12 mos                12 mos               12 mos

-------------------------------------  --------------------  --------------------  -------------------  --------------------

(table continued)

-------------------------------------  --------------------  --------------------  -------------------
               PRICE                          50CPR                 75CPR                100CPR
                                              Yield                 Yield                Yield
-------------------------------------  --------------------  --------------------  -------------------
               99-25+                        7.4265                7.4259                7.4246
               99-27+                        7.4173                7.4168                7.4153
               99-29+                        7.4082                7.4077                7.4061
               99-31+                        7.3991                7.3985                7.3968
              100-01+                        7.3899                7.3894                7.3876
              100-03+                        7.3808                7.3803                7.3784
              100-05+                        7.3717                7.3712                7.3692
              100-07+                        7.3626                7.3621                7.3599
              100-09+                        7.3536                7.3530                7.3507
              100-11+                        7.3445                7.3439                7.3415
              100-13+                        7.3354                7.3348                7.3323
              100-15+                        7.3263                7.3257                7.3232
              100-17+                        7.3173                7.3166                7.3140
              100-19+                        7.3082                7.3076                7.3048
              100-21+                        7.2992                7.2985                7.2957
              100-23+                        7.2901                7.2895                7.2865
              100-25+                        7.2811                7.2804                7.2774
-------------------------------------  --------------------  --------------------  -------------------

-------------------------------------  --------------------  --------------------  -------------------
               Spread @ Center Price           200                   200                  200
                                 WAL         9.92500               9.90740              9.73610
                            Mod Durn          6.834                 6.826                6.745
                       Mod Convexity          0.579                 0.577                0.562
                    Principal Window     Apr09 to May09        Apr09 to May09        Feb09 to Feb09
                       Maturity #mos           120                   120                  117
                   Total Collat Loss      0.00 (0.00%)          0.00 (0.00%)          0.00 (0.00%)

                              Prepay        At 50 CPR             At 75 CPR            At 100 CPR
                          No prepays
               Lockout and penalties     Include penalty       Include penalty      Include penalty

               Extension, if balloon          None                  None                  None
                     Increase Coupon
                     Pay Exten Princ

                             Default        At 0 CDR              At 0 CDR              At 0 CDR
                       Loss Severity            0                     0                    0
                   Servicer Advances      100% of P & I         100% of P & I        100% of P & I
                        Recovery Lag         12 mos                12 mos                12 mos
-------------------------------------  --------------------  --------------------  -------------------
Investors  should  read the  Underwriters'  Statement  which  accompanies  these
Computational  Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final
Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION
OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.




FUNCM 99-C2                                  E - PREPAYMENTS AFTER YM


------------------------------------------------------
CUSIP
Coupon                                  0
Delay                                  14
Stated Maturity                        N/A
Type                                 JUN WAC
------------------------------------------------------

------------------------------------------------------
Face                             $41,353,533.00
Original Balance                 $41,353,533.00
Current Balance                  $41,353,533.00
Factor                                  1
------------------------------------------------------

------------------------------------------------------
Settle at Pricing
Accrual begins                       5/1/99
Factor Date                            N/A
------------------------------------------------------
YIELD CURVE:  Spread off interpolated node
3MO=4.776,  6MO=4.776,  1YR=4.776,  2YR=5.071,   3YR=5.12133333333,   5YR=5.222,
10YR=5.357, 30YR=5.677

-------------------------------------  --------------------  --------------------  -------------------  --------------------
               PRICE                         0CPR YM              10CPR YM              15CPR YM             25CPR YM
                                              Yield                 Yield                Yield                 Yield
-------------------------------------  --------------------  --------------------  -------------------  --------------------
               99-25+                        7.4293                7.4293                7.4293               7.4294
               99-27+                        7.4202                7.4202                7.4202               7.4203
               99-29+                        7.4111                7.4111                7.4112               7.4112
               99-31+                        7.4020                7.4020                7.4021               7.4021
              100-01+                        7.3929                7.3930                7.3930               7.3930
              100-03+                        7.3839                7.3839                7.3839               7.3839
              100-05+                        7.3748                7.3748                7.3748               7.3749
              100-07+                        7.3657                7.3658                7.3658               7.3658
              100-09+                        7.3567                7.3567                7.3567               7.3568
              100-11+                        7.3476                7.3477                7.3477               7.3477
              100-13+                        7.3386                7.3386                7.3387               7.3387
              100-15+                        7.3296                7.3296                7.3296               7.3297
              100-17+                        7.3206                7.3206                7.3206               7.3206
              100-19+                        7.3115                7.3116                7.3116               7.3116
              100-21+                        7.3025                7.3026                7.3026               7.3026
              100-23+                        7.2935                7.2936                7.2936               7.2936
              100-25+                        7.2846                7.2846                7.2846               7.2846
-------------------------------------  --------------------  --------------------  -------------------  --------------------

-------------------------------------  --------------------  --------------------  -------------------  --------------------
               Spread @ Center Price           200                   200                  200                   200
                                 WAL         9.98610               9.98610              9.98610               9.98610
                            Mod Durn          6.861                 6.861                6.861                 6.861
                       Mod Convexity          0.584                 0.584                0.584                 0.584
                    Principal Window     May09 to May09        May09 to May09        May09 to May09       May09 to May09
                       Maturity #mos           120                   120                  120                   120
                   Total Collat Loss      0.00 (0.00%)          0.00 (0.00%)          0.00 (0.00%)         0.00 (0.00%)

                              Prepay        At 0 CPR              At 10 CPR            At 15 CPR             At 25 CPR
                          No prepays      During any YM         During any YM        During any YM         During any YM
               Lockout and penalties     Include penalty       Include penalty      Include penalty       Include penalty

               Extension, if balloon          None                  None                  None                 None
                     Increase Coupon
                     Pay Exten Princ

                             Default        At 0 CDR              At 0 CDR              At 0 CDR             At 0 CDR
                       Loss Severity            0                     0                    0                     0
                   Servicer Advances      100% of P & I         100% of P & I        100% of P & I         100% of P & I
                        Recovery Lag         12 mos                12 mos                12 mos               12 mos

-------------------------------------  --------------------  --------------------  -------------------  --------------------

(table continued)

-------------------------------------  --------------------  --------------------  -------------------
               PRICE                        50CPR YM              75CPR YM             100CPR YM
                                              Yield                 Yield                Yield
-------------------------------------  --------------------  --------------------  -------------------
               99-25+                        7.4295                7.4297                7.4305
               99-27+                        7.4204                7.4206                7.4213
               99-29+                        7.4113                7.4115                7.4120
               99-31+                        7.4022                7.4024                7.4028
              100-01+                        7.3931                7.3933                7.3935
              100-03+                        7.3841                7.3843                7.3843
              100-05+                        7.3750                7.3752                7.3751
              100-07+                        7.3659                7.3661                7.3659
              100-09+                        7.3569                7.3571                7.3567
              100-11+                        7.3478                7.3480                7.3475
              100-13+                        7.3388                7.3390                7.3383
              100-15+                        7.3298                7.3300                7.3291
              100-17+                        7.3208                7.3209                7.3200
              100-19+                        7.3117                7.3119                7.3108
              100-21+                        7.3027                7.3029                7.3016
              100-23+                        7.2937                7.2939                7.2925
              100-25+                        7.2847                7.2849                7.2834
-------------------------------------  --------------------  --------------------  -------------------

-------------------------------------  --------------------  --------------------  -------------------
               Spread @ Center Price           200                   200                  201
                                 WAL         9.98610               9.98050              9.74750
                            Mod Durn          6.861                 6.859                6.749
                       Mod Convexity          0.584                 0.584                0.563
                    Principal Window     May09 to May09        Apr09 to May09        Feb09 to Mar09
                       Maturity #mos           120                   120                  118
                   Total Collat Loss      0.00 (0.00%)          0.00 (0.00%)          0.00 (0.00%)

                              Prepay        At 50 CPR             At 75 CPR            At 100 CPR
                          No prepays      During any YM         During any YM        During any YM
               Lockout and penalties     Include penalty       Include penalty      Include penalty

               Extension, if balloon          None                  None                  None
                     Increase Coupon
                     Pay Exten Princ

                             Default        At 0 CDR              At 0 CDR              At 0 CDR
                       Loss Severity            0                     0                    0
                   Servicer Advances      100% of P & I         100% of P & I        100% of P & I
                        Recovery Lag         12 mos                12 mos                12 mos
-------------------------------------  --------------------  --------------------  -------------------
Investors  should  read the  Underwriters'  Statement  which  accompanies  these
Computational  Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final
Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION
OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.




FUNCM 99-C2                      E - PREPAYMENTS AFTER PREPAYMENT PENALTIES


------------------------------------------------------
CUSIP
Coupon                                  0
Delay                                  14
Stated Maturity                        N/A
Type                                 JUN WAC

------------------------------------------------------

------------------------------------------------------
Face                             $41,353,533.00
Original Balance                 $41,353,533.00
Current Balance                  $41,353,533.00
Factor                                  1
------------------------------------------------------

------------------------------------------------------
Settle at Pricing
Accrual begins                       5/1/99
Factor Date                            N/A
------------------------------------------------------
YIELD CURVE:  Spread off interpolated node

3MO=4.776,  6MO=4.776,  1YR=4.776,  2YR=5.071,   3YR=5.12133333333,   5YR=5.222,
10YR=5.357, 30YR=5.677

-------------------------------------  --------------------  --------------------  -------------------  --------------------
               PRICE                       0CPR YM PT            10CPR YM PT          15CPR YM PT           25CPR YM PT
                                              Yield                 Yield                Yield                 Yield
-------------------------------------  --------------------  --------------------  -------------------  --------------------
               99-25+                        7.4293                7.4293                7.4293               7.4294
               99-27+                        7.4202                7.4202                7.4202               7.4203
               99-29+                        7.4111                7.4111                7.4111               7.4112
               99-31+                        7.4020                7.4020                7.4021               7.4021
              100-01+                        7.3929                7.3930                7.3930               7.3930
              100-03+                        7.3839                7.3839                7.3839               7.3839
              100-05+                        7.3748                7.3748                7.3748               7.3749
              100-07+                        7.3657                7.3658                7.3658               7.3658
              100-09+                        7.3567                7.3567                7.3567               7.3568
              100-11+                        7.3476                7.3477                7.3477               7.3477
              100-13+                        7.3386                7.3386                7.3387               7.3387
              100-15+                        7.3296                7.3296                7.3296               7.3297
              100-17+                        7.3206                7.3206                7.3206               7.3206
              100-19+                        7.3115                7.3116                7.3116               7.3116
              100-21+                        7.3025                7.3026                7.3026               7.3026
              100-23+                        7.2935                7.2936                7.2936               7.2936
              100-25+                        7.2846                7.2846                7.2846               7.2846
-------------------------------------  --------------------  --------------------  -------------------  --------------------

-------------------------------------  --------------------  --------------------  -------------------  --------------------
               Spread @ Center Price           200                   200                  200                   200
                                 WAL         9.98610               9.98610              9.98610               9.98610
                            Mod Durn          6.861                 6.861                6.861                 6.861
                       Mod Convexity          0.584                 0.584                0.584                 0.584
                    Principal Window     May09 to May09        May09 to May09        May09 to May09       May09 to May09
                       Maturity #mos           120                   120                  120                   120
                   Total Collat Loss      0.00 (0.00%)          0.00 (0.00%)          0.00 (0.00%)         0.00 (0.00%)

                              Prepay        At 0 CPR              At 10 CPR            At 15 CPR             At 25 CPR
                                         During any pts,       During any pts,      During any pts,       During any pts,
                          No prepays         any YM                any YM                any YM               any YM
               Lockout and penalties     Include penalty       Include penalty      Include penalty       Include penalty

               Extension, if balloon          None                  None                  None                 None
                     Increase Coupon
                     Pay Exten Princ

                             Default        At 0 CDR              At 0 CDR              At 0 CDR             At 0 CDR
                       Loss Severity            0                     0                    0                     0
                   Servicer Advances      100% of P & I         100% of P & I        100% of P & I         100% of P & I
                        Recovery Lag         12 mos                12 mos                12 mos               12 mos

-------------------------------------  --------------------  --------------------  -------------------  --------------------

(table continued)

-------------------------------------  --------------------  --------------------  -------------------
               PRICE                       50CPR YM PT           75CPR YM PT          100CPR YM PT
                                              Yield                 Yield                Yield
-------------------------------------  --------------------  --------------------  -------------------
               99-25+                        7.4295                7.4297                7.4304
               99-27+                        7.4204                7.4205                7.4212
               99-29+                        7.4113                7.4115                7.4119
               99-31+                        7.4022                7.4024                7.4027
              100-01+                        7.3931                7.3933                7.3935
              100-03+                        7.3840                7.3842                7.3843
              100-05+                        7.3750                7.3751                7.3750
              100-07+                        7.3659                7.3661                7.3658
              100-09+                        7.3569                7.3570                7.3566
              100-11+                        7.3478                7.3480                7.3474
              100-13+                        7.3388                7.3389                7.3383
              100-15+                        7.3298                7.3299                7.3291
              100-17+                        7.3207                7.3209                7.3199
              100-19+                        7.3117                7.3119                7.3108
              100-21+                        7.3027                7.3029                7.3016
              100-23+                        7.2937                7.2939                7.2924
              100-25+                        7.2847                7.2849                7.2833
-------------------------------------  --------------------  --------------------  -------------------

-------------------------------------  --------------------  --------------------  -------------------
               Spread @ Center Price           200                   200                  201
                                 WAL         9.98610               9.98360              9.75100
                            Mod Durn          6.861                 6.860                6.751
                       Mod Convexity          0.584                 0.584                0.563
                    Principal Window     May09 to May09        Apr09 to May09        Feb09 to Mar09
                       Maturity #mos           120                   120                  118
                   Total Collat Loss      0.00 (0.00%)          0.00 (0.00%)          0.00 (0.00%)

                              Prepay        At 50 CPR             At 75 CPR            At 100 CPR
                                         During any pts,       During any pts,      During any pts,
                          No prepays         any YM                any YM                any YM
               Lockout and penalties     Include penalty       Include penalty      Include penalty

               Extension, if balloon          None                  None                  None
                     Increase Coupon
                     Pay Exten Princ

                             Default        At 0 CDR              At 0 CDR              At 0 CDR
                       Loss Severity            0                     0                    0
                   Servicer Advances      100% of P & I         100% of P & I        100% of P & I
                        Recovery Lag         12 mos                12 mos                12 mos
-------------------------------------  --------------------  --------------------  -------------------
Investors  should  read the  Underwriters'  Statement  which  accompanies  these
Computational  Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final
Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION
OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.




FUNCM 99-C2                                  F - PREPAYMENTS AFTER LO


------------------------------------------------------
CUSIP
Coupon                                  0
Delay                                  14
Stated Maturity                        N/A
Type                                 JUN WAC
------------------------------------------------------

------------------------------------------------------
Face                             $17,722,943.00
Original Balance                 $17,722,943.00
Current Balance                  $17,722,943.00
Factor                                  1
------------------------------------------------------

------------------------------------------------------
Settle at Pricing
Accrual begins                       5/1/99
Factor Date                            N/A
------------------------------------------------------
YIELD CURVE:  Spread off interpolated node
3MO=4.776,  6MO=4.776,  1YR=4.776,  2YR=5.071,   3YR=5.12133333333,   5YR=5.222,
10YR=5.357, 30YR=5.677

-------------------------------------  --------------------  --------------------  -------------------  --------------------
               PRICE                          0CPR                  10CPR                15CPR                 25CPR
                                              Yield                 Yield                Yield                 Yield
-------------------------------------  --------------------  --------------------  -------------------  --------------------
               94-01+                        8.2873                8.3002                8.2998               8.2988
               94-03+                        8.2776                8.2904                8.2900               8.2889
               94-05+                        8.2679                8.2806                8.2802               8.2791
               94-07+                        8.2582                8.2707                8.2703               8.2693
               94-09+                        8.2485                8.2609                8.2605               8.2595
               94-11+                        8.2389                8.2511                8.2507               8.2497
               94-13+                        8.2292                8.2413                8.2409               8.2399
               94-15+                        8.2196                8.2316                8.2311               8.2301
               94-17+                        8.2099                8.2218                8.2214               8.2203
               94-19+                        8.2003                8.2120                8.2116               8.2105
               94-21+                        8.1906                8.2023                8.2018               8.2008
               94-23+                        8.1810                8.1925                8.1921               8.1910
               94-25+                        8.1714                8.1828                8.1824               8.1813
               94-27+                        8.1618                8.1730                8.1726               8.1716
               94-29+                        8.1522                8.1633                8.1629               8.1618
               94-31+                        8.1426                8.1536                8.1532               8.1521
               95-01+                        8.1331                8.1439                8.1435               8.1424
-------------------------------------  --------------------  --------------------  -------------------  --------------------

-------------------------------------  --------------------  --------------------  -------------------  --------------------
               Spread @ Center Price           285                   287                  286                   286
                                 WAL        10.19130               9.98610              9.98610               9.98610
                            Mod Durn          6.828                 6.737                6.737                 6.737
                       Mod Convexity          0.586                 0.569                0.569                 0.569
                    Principal Window     May09 to Sep09        May09 to May09        May09 to May09       May09 to May09
                       Maturity #mos           124                   120                  120                   120
                   Total Collat Loss      0.00 (0.00%)          0.00 (0.00%)          0.00 (0.00%)         0.00 (0.00%)

                              Prepay        At 0 CPR              At 10 CPR            At 15 CPR             At 25 CPR
                          No prepays
               Lockout and penalties     Include penalty       Include penalty      Include penalty       Include penalty

               Extension, if balloon          None                  None                  None                 None
                     Increase Coupon
                     Pay Exten Princ

                             Default        At 0 CDR              At 0 CDR              At 0 CDR             At 0 CDR
                       Loss Severity            0                     0                    0                     0
                   Servicer Advances      100% of P & I         100% of P & I        100% of P & I         100% of P & I
                        Recovery Lag         12 mos                12 mos                12 mos               12 mos

-------------------------------------  --------------------  --------------------  -------------------  --------------------

(table continued)

-------------------------------------  --------------------  --------------------  -------------------
               PRICE                          50CPR                 75CPR                100CPR
                                              Yield                 Yield                Yield
-------------------------------------  --------------------  --------------------  -------------------
               94-01+                        8.2969                8.2962                8.3102
               94-03+                        8.2871                8.2864                8.3002
               94-05+                        8.2772                8.2765                8.2902
               94-07+                        8.2674                8.2667                8.2802
               94-09+                        8.2576                8.2569                8.2702
               94-11+                        8.2478                8.2471                8.2603
               94-13+                        8.2380                8.2373                8.2503
               94-15+                        8.2282                8.2275                8.2404
               94-17+                        8.2185                8.2178                8.2304
               94-19+                        8.2087                8.2080                8.2205
               94-21+                        8.1989                8.1982                8.2106
               94-23+                        8.1892                8.1885                8.2006
               94-25+                        8.1795                8.1787                8.1907
               94-27+                        8.1697                8.1690                8.1808
               94-29+                        8.1600                8.1593                8.1709
               94-31+                        8.1503                8.1496                8.1611
               95-01+                        8.1406                8.1399                8.1512
-------------------------------------  --------------------  --------------------  -------------------

-------------------------------------  --------------------  --------------------  -------------------
               Spread @ Center Price           286                   286                  288
                                 WAL         9.98610               9.98610              9.73610
                            Mod Durn          6.738                 6.738                6.624
                       Mod Convexity          0.569                 0.569                0.547
                    Principal Window     May09 to May09        May09 to May09        Feb09 to Feb09
                       Maturity #mos           120                   120                  117
                   Total Collat Loss      0.00 (0.00%)          0.00 (0.00%)          0.00 (0.00%)

                              Prepay        At 50 CPR             At 75 CPR            At 100 CPR
                          No prepays
               Lockout and penalties     Include penalty       Include penalty      Include penalty

               Extension, if balloon          None                  None                  None
                     Increase Coupon
                     Pay Exten Princ

                             Default        At 0 CDR              At 0 CDR              At 0 CDR
                       Loss Severity            0                     0                    0
                   Servicer Advances      100% of P & I         100% of P & I        100% of P & I
                        Recovery Lag         12 mos                12 mos                12 mos
-------------------------------------  --------------------  --------------------  -------------------
Investors  should  read the  Underwriters'  Statement  which  accompanies  these
Computational  Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final
Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION
OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.




FUNCM 99-C2                                  F - PREPAYMENTS AFTER YM


------------------------------------------------------
CUSIP
Coupon                                  0
Delay                                  14
Stated Maturity                        N/A
Type                                 JUN WAC
------------------------------------------------------

------------------------------------------------------
Face                             $17,722,943.00
Original Balance                 $17,722,943.00
Current Balance                  $17,722,943.00
Factor                                  1
------------------------------------------------------

------------------------------------------------------
Settle at Pricing
Accrual begins                       5/1/99
Factor Date                            N/A
------------------------------------------------------
YIELD CURVE:  Spread off interpolated node
3MO=4.776,  6MO=4.776,  1YR=4.776,  2YR=5.071,   3YR=5.12133333333,   5YR=5.222,
10YR=5.357, 30YR=5.677

-------------------------------------  --------------------  --------------------  -------------------  --------------------
               PRICE                         0CPR YM              10CPR YM              15CPR YM             25CPR YM
                                              Yield                 Yield                Yield                 Yield
-------------------------------------  --------------------  --------------------  -------------------  --------------------
               94-01+                        8.2873                8.2877                8.2879               8.2883
               94-03+                        8.2776                8.2780                8.2782               8.2785
               94-05+                        8.2679                8.2683                8.2685               8.2688
               94-07+                        8.2582                8.2586                8.2588               8.2591
               94-09+                        8.2485                8.2489                8.2491               8.2495
               94-11+                        8.2389                8.2392                8.2394               8.2398
               94-13+                        8.2292                8.2296                8.2298               8.2301
               94-15+                        8.2196                8.2199                8.2201               8.2205
               94-17+                        8.2099                8.2103                8.2105               8.2108
               94-19+                        8.2003                8.2006                8.2008               8.2012
               94-21+                        8.1906                8.1910                8.1912               8.1915
               94-23+                        8.1810                8.1814                8.1816               8.1819
               94-25+                        8.1714                8.1718                8.1719               8.1723
               94-27+                        8.1618                8.1622                8.1623               8.1627
               94-29+                        8.1522                8.1526                8.1527               8.1531
               94-31+                        8.1426                8.1430                8.1431               8.1435
               95-01+                        8.1331                8.1334                8.1336               8.1339
-------------------------------------  --------------------  --------------------  -------------------  --------------------

-------------------------------------  --------------------  --------------------  -------------------  --------------------
               Spread @ Center Price           285                   285                  285                   285
                                 WAL        10.19130              10.18650              10.18410             10.17950
                            Mod Durn          6.828                 6.826                6.825                 6.823
                       Mod Convexity          0.586                 0.586                0.586                 0.585
                    Principal Window     May09 to Sep09        May09 to Sep09        May09 to Sep09       May09 to Sep09
                       Maturity #mos           124                   124                  124                   124
                   Total Collat Loss      0.00 (0.00%)          0.00 (0.00%)          0.00 (0.00%)         0.00 (0.00%)

                              Prepay        At 0 CPR              At 10 CPR            At 15 CPR             At 25 CPR
                          No prepays      During any YM         During any YM        During any YM         During any YM
               Lockout and penalties     Include penalty       Include penalty      Include penalty       Include penalty

               Extension, if balloon          None                  None                  None                 None
                     Increase Coupon
                     Pay Exten Princ

                             Default        At 0 CDR              At 0 CDR              At 0 CDR             At 0 CDR
                       Loss Severity            0                     0                    0                     0
                   Servicer Advances      100% of P & I         100% of P & I        100% of P & I         100% of P & I
                        Recovery Lag         12 mos                12 mos                12 mos               12 mos

-------------------------------------  --------------------  --------------------  -------------------  --------------------

(table continued)

-------------------------------------  --------------------  --------------------  -------------------
               PRICE                        50CPR YM              75CPR YM             100CPR YM
                                              Yield                 Yield                Yield
-------------------------------------  --------------------  --------------------  -------------------
               94-01+                        8.2891                8.2900                8.2974
               94-03+                        8.2794                8.2802                8.2876
               94-05+                        8.2697                8.2705                8.2779
               94-07+                        8.2600                8.2608                8.2681
               94-09+                        8.2503                8.2511                8.2584
               94-11+                        8.2406                8.2414                8.2486
               94-13+                        8.2309                8.2317                8.2389
               94-15+                        8.2213                8.2221                8.2292
               94-17+                        8.2116                8.2124                8.2195
               94-19+                        8.2020                8.2027                8.2098
               94-21+                        8.1923                8.1931                8.2001
               94-23+                        8.1827                8.1834                8.1904
               94-25+                        8.1731                8.1738                8.1807
               94-27+                        8.1634                8.1642                8.1710
               94-29+                        8.1538                8.1546                8.1614
               94-31+                        8.1442                8.1450                8.1517
               95-01+                        8.1346                8.1354                8.1421
-------------------------------------  --------------------  --------------------  -------------------

-------------------------------------  --------------------  --------------------  -------------------
               Spread @ Center Price           285                   285                  286
                                 WAL        10.16810              10.15720              10.08610
                            Mod Durn          6.818                 6.813                6.781
                       Mod Convexity          0.584                 0.584                0.577
                    Principal Window     May09 to Sep09        May09 to Sep09        Mar09 to Sep09
                       Maturity #mos           124                   124                  124
                   Total Collat Loss      0.00 (0.00%)          0.00 (0.00%)          0.00 (0.00%)

                              Prepay        At 50 CPR             At 75 CPR            At 100 CPR
                          No prepays      During any YM         During any YM        During any YM
               Lockout and penalties     Include penalty       Include penalty      Include penalty

               Extension, if balloon          None                  None                  None
                     Increase Coupon
                     Pay Exten Princ

                             Default        At 0 CDR              At 0 CDR              At 0 CDR
                       Loss Severity            0                     0                    0
                   Servicer Advances      100% of P & I         100% of P & I        100% of P & I
                        Recovery Lag         12 mos                12 mos                12 mos
-------------------------------------  --------------------  --------------------  -------------------
Investors  should  read the  Underwriters'  Statement  which  accompanies  these
Computational  Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final
Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION
OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.




FUNCM 99-C2                      F - PREPAYMENTS AFTER PREPAYMENT PENALTIES


------------------------------------------------------
CUSIP
Coupon                                  0
Delay                                  14
Stated Maturity                        N/A
Type                                 JUN WAC
------------------------------------------------------

------------------------------------------------------
Face                             $17,722,943.00
Original Balance                 $17,722,943.00
Current Balance                  $17,722,943.00
Factor                                  1
------------------------------------------------------

------------------------------------------------------
Settle at Pricing
Accrual begins                       5/1/99
Factor Date                            N/A
------------------------------------------------------
YIELD CURVE:  Spread off interpolated node
3MO=4.776,  6MO=4.776,  1YR=4.776,  2YR=5.071,   3YR=5.12133333333,   5YR=5.222,
10YR=5.357, 30YR=5.677

-------------------------------------  --------------------  --------------------  -------------------  --------------------
               PRICE                       0CPR YM PT            10CPR YM PT          15CPR YM PT           25CPR YM PT
                                              Yield                 Yield                Yield                 Yield
-------------------------------------  --------------------  --------------------  -------------------  --------------------
               94-01+                        8.2873                8.2873                8.2874               8.2874
               94-03+                        8.2776                8.2776                8.2777               8.2777
               94-05+                        8.2679                8.2679                8.2680               8.2680
               94-07+                        8.2582                8.2583                8.2583               8.2583
               94-09+                        8.2485                8.2486                8.2486               8.2486
               94-11+                        8.2389                8.2389                8.2389               8.2389
               94-13+                        8.2292                8.2292                8.2293               8.2293
               94-15+                        8.2196                8.2196                8.2196               8.2196
               94-17+                        8.2099                8.2099                8.2100               8.2100
               94-19+                        8.2003                8.2003                8.2003               8.2004
               94-21+                        8.1906                8.1907                8.1907               8.1907
               94-23+                        8.1810                8.1811                8.1811               8.1811
               94-25+                        8.1714                8.1714                8.1715               8.1715
               94-27+                        8.1618                8.1618                8.1619               8.1619
               94-29+                        8.1522                8.1522                8.1523               8.1523
               94-31+                        8.1426                8.1427                8.1427               8.1427
               95-01+                        8.1331                8.1331                8.1331               8.1331
-------------------------------------  --------------------  --------------------  -------------------  --------------------

-------------------------------------  --------------------  --------------------  -------------------  --------------------
               Spread @ Center Price           285                   285                  285                   285
                                 WAL        10.19130              10.19130              10.19130             10.19130
                            Mod Durn          6.828                 6.828                6.828                 6.828
                       Mod Convexity          0.586                 0.586                0.586                 0.586
                    Principal Window     May09 to Sep09        May09 to Sep09        May09 to Sep09       May09 to Sep09
                       Maturity #mos           124                   124                  124                   124
                   Total Collat Loss      0.00 (0.00%)          0.00 (0.00%)          0.00 (0.00%)         0.00 (0.00%)

                              Prepay        At 0 CPR              At 10 CPR            At 15 CPR             At 25 CPR
                                         During any pts,       During any pts,      During any pts,       During any pts,
                          No prepays         any YM                any YM                any YM               any YM
               Lockout and penalties     Include penalty       Include penalty      Include penalty       Include penalty

               Extension, if balloon          None                  None                  None                 None
                     Increase Coupon
                     Pay Exten Princ

                             Default        At 0 CDR              At 0 CDR              At 0 CDR             At 0 CDR
                       Loss Severity            0                     0                    0                     0
                   Servicer Advances      100% of P & I         100% of P & I        100% of P & I         100% of P & I
                        Recovery Lag         12 mos                12 mos                12 mos               12 mos

-------------------------------------  --------------------  --------------------  -------------------  --------------------

(table continued)

-------------------------------------  --------------------  --------------------  -------------------
               PRICE                       50CPR YM PT           75CPR YM PT          100CPR YM PT
                                              Yield                 Yield                Yield
-------------------------------------  --------------------  --------------------  -------------------
               94-01+                        8.2875                8.2876                8.2925
               94-03+                        8.2778                8.2779                8.2828
               94-05+                        8.2681                8.2682                8.2731
               94-07+                        8.2584                8.2586                8.2634
               94-09+                        8.2487                8.2489                8.2537
               94-11+                        8.2390                8.2392                8.2440
               94-13+                        8.2294                8.2295                8.2343
               94-15+                        8.2197                8.2199                8.2246
               94-17+                        8.2101                8.2102                8.2150
               94-19+                        8.2004                8.2006                8.2053
               94-21+                        8.1908                8.1910                8.1956
               94-23+                        8.1812                8.1814                8.1860
               94-25+                        8.1716                8.1717                8.1764
               94-27+                        8.1620                8.1621                8.1668
               94-29+                        8.1524                8.1525                8.1571
               94-31+                        8.1428                8.1430                8.1475
               95-01+                        8.1332                8.1334                8.1379
-------------------------------------  --------------------  --------------------  -------------------

-------------------------------------  --------------------  --------------------  -------------------
               Spread @ Center Price           285                   285                  286
                                 WAL        10.19130              10.19130              10.16180
                            Mod Durn          6.828                 6.828                6.815
                       Mod Convexity          0.586                 0.586                0.584
                    Principal Window     May09 to Sep09        May09 to Sep09        Mar09 to Sep09
                       Maturity #mos           124                   124                  124
                   Total Collat Loss      0.00 (0.00%)          0.00 (0.00%)          0.00 (0.00%)

                              Prepay        At 50 CPR             At 75 CPR            At 100 CPR
                                         During any pts,       During any pts,      During any pts,
                          No prepays         any YM                any YM                any YM
               Lockout and penalties     Include penalty       Include penalty      Include penalty

               Extension, if balloon          None                  None                  None
                     Increase Coupon
                     Pay Exten Princ

                             Default        At 0 CDR              At 0 CDR              At 0 CDR
                       Loss Severity            0                     0                    0
                   Servicer Advances      100% of P & I         100% of P & I        100% of P & I
                        Recovery Lag         12 mos                12 mos                12 mos
-------------------------------------  --------------------  --------------------  -------------------
Investors  should  read the  Underwriters'  Statement  which  accompanies  these
Computational  Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final
Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION
OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.




FUNCM 99-C2                                  IO - PREPAYMENTS AFTER LO


------------------------------------------------------
CUSIP
Coupon                               0.0025
Delay                                  14
Stated Maturity                        N/A
Type                               SEN WAC IO
------------------------------------------------------

------------------------------------------------------
Face                            $1,181,529,533.00
Original Balance                $1,181,529,533.00
Current Balance                 $1,181,529,533.00
Factor                                  1
------------------------------------------------------

------------------------------------------------------
Settle at Pricing
Accrual begins                       5/1/99
Factor Date                            N/A
------------------------------------------------------
YIELD CURVE:  Spread off interpolated node
3MO=4.776,  6MO=4.776,  1YR=4.776,  2YR=5.071,   3YR=5.12133333333,   5YR=5.222,
10YR=5.357, 30YR=5.677

-------------------------------------  --------------------  --------------------  -------------------  --------------------
               PRICE                          0CPR                  10CPR                15CPR                 25CPR
                                              Yield                 Yield                Yield                 Yield
-------------------------------------  --------------------  --------------------  -------------------  --------------------
               5-00+                         10.2327               10.4795              10.5713               10.7238
                5-01                         10.1568               10.4013              10.4922               10.6432
               5-01+                         10.0813               10.3235              10.4135               10.5630
                5-02                         10.0061               10.2461              10.3352               10.4832
               5-02+                         9.9314                10.1691              10.2573               10.4039
                5-03                         9.8570                10.0925              10.1798               10.3249
               5-03+                         9.7830                10.0163              10.1027               10.2464
                5-04                         9.7094                9.9405               10.0260               10.1682
               5-04+                         9.6361                9.8650                9.9496               10.0904
                5-05                         9.5632                9.7899                9.8737               10.0131
               5-05+                         9.4907                9.7152                9.7981               9.9361
                5-06                         9.4185                9.6409                9.7229               9.8595
               5-06+                         9.3467                9.5669                9.6481               9.7832
                5-07                         9.2752                9.4933                9.5736               9.7074
               5-07+                         9.2041                9.4201                9.4996               9.6319
                5-08                         9.1334                9.3472                9.4258               9.5568
               5-08+                         9.0630                9.2747                9.3525               9.4821
-------------------------------------  --------------------  --------------------  -------------------  --------------------

-------------------------------------  --------------------  --------------------  -------------------  --------------------
               Spread @ Center Price           429                   453                  462                   476
                                 WAL         9.48650               9.18560              9.08770               8.95020
                            Mod Durn          4.119                 3.999                3.953                 3.880
                       Mod Convexity          0.265                 0.249                0.243                 0.234
                    Principal Window     Jun99 to Feb29        Jun99 to Feb29        Jun99 to Feb29       Jun99 to Feb29
                       Maturity #mos           357                   357                  357                   357
                   Total Collat Loss      0.00 (0.00%)          0.00 (0.00%)          0.00 (0.00%)         0.00 (0.00%)

                              Prepay        At 0 CPR              At 10 CPR            At 15 CPR             At 25 CPR
                          No prepays
               Lockout and penalties     Include penalty       Include penalty      Include penalty       Include penalty

               Extension, if balloon          None                  None                  None                 None
                     Increase Coupon
                     Pay Exten Princ

                             Default        At 0 CDR              At 0 CDR              At 0 CDR             At 0 CDR
                       Loss Severity            0                     0                    0                     0
                   Servicer Advances      100% of P & I         100% of P & I        100% of P & I         100% of P & I
                        Recovery Lag         12 mos                12 mos                12 mos               12 mos

-------------------------------------  --------------------  --------------------  -------------------  --------------------

(table continued)

-------------------------------------  --------------------  --------------------  -------------------
               PRICE                          50CPR                 75CPR                100CPR
                                              Yield                 Yield                Yield
-------------------------------------  --------------------  --------------------  -------------------
               5-00+                         10.9663               11.0930              11.0950
                5-01                         10.8831               11.0081              11.0074
               5-01+                         10.8004               10.9236              10.9203
                5-02                         10.7181               10.8397              10.8336
               5-02+                         10.6362               10.7561              10.7474
                5-03                         10.5548               10.6730              10.6617
               5-03+                         10.4737               10.5903              10.5764
                5-04                         10.3931               10.5080              10.4916
               5-04+                         10.3129               10.4262              10.4072
                5-05                         10.2331               10.3447              10.3232
               5-05+                         10.1537               10.2637              10.2397
                5-06                         10.0747               10.1831              10.1566
               5-06+                         9.9961                10.1029              10.0740
                5-07                         9.9179                10.0232               9.9917
               5-07+                         9.8400                9.9438                9.9099
                5-08                         9.7626                9.8648                9.8285
               5-08+                         9.6855                9.7862                9.7476
-------------------------------------  --------------------  --------------------  -------------------

-------------------------------------  --------------------  --------------------  -------------------
               Spread @ Center Price           499                   510                  509
                                 WAL         8.77280               8.68240              8.48530
                            Mod Durn          3.762                 3.687                3.576
                       Mod Convexity          0.222                 0.216                0.207
                    Principal Window     Jun99 to Dec26        Jun99 to Nov23        Jun99 to Sep23
                       Maturity #mos           331                   294                  292
                   Total Collat Loss      0.00 (0.00%)          0.00 (0.00%)          0.00 (0.00%)

                              Prepay        At 50 CPR             At 75 CPR            At 100 CPR
                          No prepays
               Lockout and penalties     Include penalty       Include penalty      Include penalty

               Extension, if balloon          None                  None                  None
                     Increase Coupon
                     Pay Exten Princ

                             Default        At 0 CDR              At 0 CDR              At 0 CDR
                       Loss Severity            0                     0                    0
                   Servicer Advances      100% of P & I         100% of P & I        100% of P & I
                        Recovery Lag         12 mos                12 mos                12 mos
-------------------------------------  --------------------  --------------------  -------------------
Investors  should  read the  Underwriters'  Statement  which  accompanies  these
Computational  Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final
Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION
OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.




FUNCM 99-C2                                  IO - PREPAYMENTS AFTER YM


------------------------------------------------------
CUSIP
Coupon                               0.0025
Delay                                  14
Stated Maturity                        N/A
Type                               SEN WAC IO
------------------------------------------------------

------------------------------------------------------
Face                            $1,181,529,533.00
Original Balance                $1,181,529,533.00
Current Balance                 $1,181,529,533.00
Factor                                  1
------------------------------------------------------

------------------------------------------------------
Settle at Pricing
Accrual begins                       5/1/99
Factor Date                            N/A
------------------------------------------------------
YIELD CURVE:  Spread off interpolated node
3MO=4.776,  6MO=4.776,  1YR=4.776,  2YR=5.071,   3YR=5.12133333333,   5YR=5.222,
10YR=5.357, 30YR=5.677

-------------------------------------  --------------------  --------------------  -------------------  --------------------
               PRICE                         0CPR YM              10CPR YM              15CPR YM             25CPR YM
                                              Yield                 Yield                Yield                 Yield
-------------------------------------  --------------------  --------------------  -------------------  --------------------
               5-00+                         10.2327               10.2001              10.1884               10.1695
                5-01                         10.1568               10.1240              10.1122               10.0932
               5-01+                         10.0813               10.0482              10.0363               10.0173
                5-02                         10.0061               9.9729                9.9609               9.9417
               5-02+                         9.9314                9.8979                9.8858               9.8666
                5-03                         9.8570                9.8233                9.8112               9.7918
               5-03+                         9.7830                9.7490                9.7369               9.7174
                5-04                         9.7094                9.6752                9.6629               9.6434
               5-04+                         9.6361                9.6017                9.5894               9.5697
                5-05                         9.5632                9.5286                9.5162               9.4964
               5-05+                         9.4907                9.4558                9.4434               9.4235
                5-06                         9.4185                9.3834                9.3709               9.3510
               5-06+                         9.3467                9.3114                9.2988               9.2788
                5-07                         9.2752                9.2397                9.2270               9.2069
               5-07+                         9.2041                9.1683                9.1556               9.1354
                5-08                         9.1334                9.0974                9.0846               9.0642
               5-08+                         9.0630                9.0267                9.0139               8.9934
-------------------------------------  --------------------  --------------------  -------------------  --------------------

-------------------------------------  --------------------  --------------------  -------------------  --------------------
               Spread @ Center Price           429                   426                  425                   423
                                 WAL         9.48650               9.46020              9.45150               9.43810
                            Mod Durn          4.119                 4.106                4.102                 4.097
                       Mod Convexity          0.265                 0.262                0.261                 0.260
                    Principal Window     Jun99 to Feb29        Jun99 to Feb29        Jun99 to Feb29       Jun99 to Feb29
                       Maturity #mos           357                   357                  357                   357
                   Total Collat Loss      0.00 (0.00%)          0.00 (0.00%)          0.00 (0.00%)         0.00 (0.00%)

                              Prepay        At 0 CPR              At 10 CPR            At 15 CPR             At 25 CPR
                          No prepays      During any YM         During any YM        During any YM         During any YM
               Lockout and penalties     Include penalty       Include penalty      Include penalty       Include penalty

               Extension, if balloon          None                  None                  None                 None
                     Increase Coupon
                     Pay Exten Princ

                             Default        At 0 CDR              At 0 CDR              At 0 CDR             At 0 CDR
                       Loss Severity            0                     0                    0                     0
                   Servicer Advances      100% of P & I         100% of P & I        100% of P & I         100% of P & I
                        Recovery Lag         12 mos                12 mos                12 mos               12 mos

-------------------------------------  --------------------  --------------------  -------------------  --------------------

(table continued)

-------------------------------------  --------------------  --------------------  -------------------
               PRICE                        50CPR YM              75CPR YM             100CPR YM
                                              Yield                 Yield                Yield
-------------------------------------  --------------------  --------------------  -------------------
               5-00+                         10.1330               10.0952               9.8897
                5-01                         10.0565               10.0187               9.8128
               5-01+                         9.9804                9.9425                9.7362
                5-02                         9.9048                9.8667                9.6600
               5-02+                         9.8295                9.7914                9.5843
                5-03                         9.7546                9.7163                9.5089
               5-03+                         9.6800                9.6417                9.4339
                5-04                         9.6059                9.5674                9.3592
               5-04+                         9.5321                9.4936                9.2849
                5-05                         9.4587                9.4200                9.2110
               5-05+                         9.3856                9.3469                9.1375
                5-06                         9.3129                9.2741                9.0643
               5-06+                         9.2406                9.2016                8.9915
                5-07                         9.1686                9.1295                8.9191
               5-07+                         9.0969                9.0578                8.8470
                5-08                         9.0256                8.9864                8.7752
               5-08+                         8.9547                8.9154                8.7038
-------------------------------------  --------------------  --------------------  -------------------

-------------------------------------  --------------------  --------------------  -------------------
               Spread @ Center Price           419                   415                  395
                                 WAL         9.41360               9.38900              9.24420
                            Mod Durn          4.089                 4.084                4.063
                       Mod Convexity          0.259                 0.258                0.255
                    Principal Window     Jun99 to Jul27        Jun99 to Nov23        Jun99 to Sep23
                       Maturity #mos           338                   294                  292
                   Total Collat Loss      0.00 (0.00%)          0.00 (0.00%)          0.00 (0.00%)

                              Prepay        At 50 CPR             At 75 CPR            At 100 CPR
                          No prepays      During any YM         During any YM        During any YM
               Lockout and penalties     Include penalty       Include penalty      Include penalty

               Extension, if balloon          None                  None                  None
                     Increase Coupon
                     Pay Exten Princ

                             Default        At 0 CDR              At 0 CDR              At 0 CDR
                       Loss Severity            0                     0                    0
                   Servicer Advances      100% of P & I         100% of P & I        100% of P & I
                        Recovery Lag         12 mos                12 mos                12 mos
-------------------------------------  --------------------  --------------------  -------------------
Investors  should  read the  Underwriters'  Statement  which  accompanies  these
Computational  Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final
Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION
OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.




FUNCM 99-C2                          IO - PREPAYMENTS AFTER PREPAYMENT PENALTIES

------------------------------------------------------
CUSIP
Coupon                               0.0025
Delay                                  14
Stated Maturity                        N/A
Type                               SEN WAC IO
------------------------------------------------------

------------------------------------------------------
Face                            $1,181,529,533.00
Original Balance                $1,181,529,533.00
Current Balance                 $1,181,529,533.00
Factor                                  1
------------------------------------------------------

------------------------------------------------------
Settle at Pricing
Accrual begins                       5/1/99
Factor Date                            N/A
------------------------------------------------------
YIELD CURVE:  Spread off interpolated node
3MO=4.776,  6MO=4.776,  1YR=4.776,  2YR=5.071,   3YR=5.12133333333,   5YR=5.222,
10YR=5.357, 30YR=5.677

-------------------------------------  --------------------  --------------------  -------------------  --------------------
               PRICE                       0CPR YM PT            10CPR YM PT          15CPR YM PT           25CPR YM PT
                                              Yield                 Yield                Yield                 Yield
-------------------------------------  --------------------  --------------------  -------------------  --------------------
               5-00+                         10.2327               10.2272              10.2242               10.2179
                5-01                         10.1568               10.1512              10.1483               10.1420
               5-01+                         10.0813               10.0757              10.0727               10.0664
                5-02                         10.0061               10.0005               9.9976               9.9912
               5-02+                         9.9314                9.9258                9.9228               9.9164
                5-03                         9.8570                9.8514                9.8484               9.8420
               5-03+                         9.7830                9.7774                9.7744               9.7680
                5-04                         9.7094                9.7037                9.7007               9.6944
               5-04+                         9.6361                9.6304                9.6275               9.6211
                5-05                         9.5632                9.5575                9.5545               9.5481
               5-05+                         9.4907                9.4850                9.4820               9.4756
                5-06                         9.4185                9.4128                9.4098               9.4034
               5-06+                         9.3467                9.3410                9.3380               9.3316
                5-07                         9.2752                9.2695                9.2665               9.2601
               5-07+                         9.2041                9.1984                9.1954               9.1890
                5-08                         9.1334                9.1277                9.1246               9.1182
               5-08+                         9.0630                9.0572                9.0542               9.0477
-------------------------------------  --------------------  --------------------  -------------------  --------------------

-------------------------------------  --------------------  --------------------  -------------------  --------------------
               Spread @ Center Price           429                   429                  428                   428
                                 WAL         9.48650               9.48280              9.48080               9.47670
                            Mod Durn          4.119                 4.118                4.118                 4.117
                       Mod Convexity          0.265                 0.265                0.265                 0.265
                    Principal Window     Jun99 to Feb29        Jun99 to Feb29        Jun99 to Feb29       Jun99 to Feb29
                       Maturity #mos           357                   357                  357                   357
                   Total Collat Loss      0.00 (0.00%)          0.00 (0.00%)          0.00 (0.00%)         0.00 (0.00%)

                              Prepay        At 0 CPR              At 10 CPR            At 15 CPR             At 25 CPR
                                         During any pts,       During any pts,      During any pts,       During any pts,
                          No prepays         any YM                any YM                any YM               any YM
               Lockout and penalties     Include penalty       Include penalty      Include penalty       Include penalty

               Extension, if balloon          None                  None                  None                 None
                     Increase Coupon
                     Pay Exten Princ

                             Default        At 0 CDR              At 0 CDR              At 0 CDR             At 0 CDR
                       Loss Severity            0                     0                    0                     0
                   Servicer Advances      100% of P & I         100% of P & I        100% of P & I         100% of P & I
                        Recovery Lag         12 mos                12 mos                12 mos               12 mos

-------------------------------------  --------------------  --------------------  -------------------  --------------------

(table continued)

-------------------------------------  --------------------  --------------------  -------------------
               PRICE                       50CPR YM PT           75CPR YM PT          100CPR YM PT
                                              Yield                 Yield                Yield
-------------------------------------  --------------------  --------------------  -------------------
               5-00+                         10.1989               10.1708               9.9779
                5-01                         10.1230               10.0948               9.9015
               5-01+                         10.0474               10.0192               9.8256
                5-02                         9.9722                9.9439                9.7500
               5-02+                         9.8973                9.8690                9.6748
                5-03                         9.8229                9.7946                9.6000
               5-03+                         9.7488                9.7204                9.5256
                5-04                         9.6752                9.6467                9.4516
               5-04+                         9.6018                9.5733                9.3779
                5-05                         9.5289                9.5004                9.3046
               5-05+                         9.4563                9.4277                9.2317
                5-06                         9.3841                9.3555                9.1591
               5-06+                         9.3122                9.2835                9.0869
                5-07                         9.2407                9.2120                9.0151
               5-07+                         9.1695                9.1408                8.9436
                5-08                         9.0987                9.0699                8.8724
               5-08+                         9.0283                8.9994                8.8016
-------------------------------------  --------------------  --------------------  -------------------

-------------------------------------  --------------------  --------------------  -------------------
               Spread @ Center Price           426                   423                  404
                                 WAL         9.46410               9.44530              9.30640
                            Mod Durn          4.116                 4.113                4.096
                       Mod Convexity          0.265                 0.265                0.263
                    Principal Window     Jun99 to Feb29        Jun99 to Feb29        Jun99 to Feb29
                       Maturity #mos           357                   357                  357
                   Total Collat Loss      0.00 (0.00%)          0.00 (0.00%)          0.00 (0.00%)

                              Prepay        At 50 CPR             At 75 CPR            At 100 CPR
                                         During any pts,       During any pts,      During any pts,
                          No prepays         any YM                any YM                any YM
               Lockout and penalties     Include penalty       Include penalty      Include penalty

               Extension, if balloon          None                  None                  None
                     Increase Coupon
                     Pay Exten Princ

                             Default        At 0 CDR              At 0 CDR              At 0 CDR
                       Loss Severity            0                     0                    0
                   Servicer Advances      100% of P & I         100% of P & I        100% of P & I
                        Recovery Lag         12 mos                12 mos                12 mos
-------------------------------------  --------------------  --------------------  -------------------
Investors  should  read the  Underwriters'  Statement  which  accompanies  these
Computational  Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final
Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION
OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.
